Filed pursuant to Rule 497
Registration No. 333-181879

The information in this preliminary prospectus supplement is not complete and may be changed. A registration statement relating to these securities has been filed with and declared effective by the Securities and Exchange Commission. This preliminary prospectus supplement and the accompanying prospectus are not an offer to sell and are not soliciting offers to buy these securities in any state where such offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED MARCH 9, 2015

PRELIMINARY PROSPECTUS SUPPLEMENT

(to Prospectus dated September 4, 2014)

3,000,000 Shares

Common Stock

We are offering 3,000,000 shares of our common stock. We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. Our common stock is traded on The NASDAQ Global Select Market under the symbol “GAIN.” Our investment objectives are to: (1) achieve and grow current income by investing in debt securities of established businesses that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time; and (2) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains.

These shares are being offered at a discount from our most recently determined net asset value, or NAV, per share pursuant to authority granted for twelve months by our common stockholders at our annual meeting of stockholders held on August 7, 2014, and as subsequently approved by our Board of Directors. Our stockholders did not specify a maximum discount below NAV at which we are able to issue our common stock, although the number of shares sold in each offering may not exceed 25% of our outstanding common stock immediately prior to such sale. The last reported closing price of our common stock on March 6, 2015 was $7.72 per share. The NAV per share of our common stock at December 31, 2014 was $8.55. We have also calculated the NAV per share of our common stock at March 2, 2015 (the last date prior to the date of this prospectus supplement on which we determined NAV) and determined NAV per share to be $8.55. Sales of common stock at prices below NAV per share dilute the interest of existing stockholders, having the effect of reducing our NAV per share and may reduce our market price per share. See “Risk Factors” beginning on page S-10 of this prospectus supplement and on page 12 of the accompanying prospectus and “Sales of Common Stock Below Net Asset Value” beginning on page S-17 of this prospectus supplement and page 71 of the accompanying prospectus.

The securities in which we invest generally would be rated below investment grade if they were rated by rating agencies. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and are illiquid.

Investing in our common stock involves a high degree of risk. You could lose some or all of your investment. You should carefully consider each of the factors described under “Risk Factors” beginning on page S-10 of this prospectus supplement and beginning on page 12 of the accompanying prospectus before you invest in the common stock.

This prospectus supplement and the accompanying prospectus contain important information you should know before investing in our common stock. Please read it before you invest and retain it for future reference. Additional information about us, including our annual, quarterly and current reports, has been filed with the Securities and Exchange Commission or the SEC; and can be accessed at its website at www.sec.gov. This information is also available free of charge by calling us collect at (703) 287-5893 or on our corporate website located at http://www.gladstoneinvestment.com. You may also call us collect at this number to request other information. See “Additional Information” in the accompanying prospectus. The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus supplement or the accompanying prospectus. Any representation to the contrary is a criminal offense.

	Per Share	Total(2)
Public offering price	$	$
Underwriting discounts and commissions (sales load)	$	$
Proceeds to Gladstone Investment Corporation, before expenses(1)	$	$

(1)	Total expenses of the offering payable by us, excluding underwriting discounts and commissions, are estimated to be $240,000.
(2)	We have granted the underwriters a 30-day option to purchase an additional 450,000 shares of common stock solely to cover over allotments, if any. If such option is exercised in full, the total underwriting discounts and commissions will be $ , and the total proceeds, before expenses, to us would be $ . See “Underwriting” on page S-54 of this prospectus supplement.

The underwriters are expected to deliver the shares on or about                     , 2015.

Joint Book-Running Managers

Janney Montgomery Scott
BB&T Capital Markets
Ladenburg Thalmann
Wunderlich Securities

Co-Managers

J.J.B. Hilliard, W.L. Lyons, LLC	Maxim Group LLC

Prospectus Supplement dated                     , 2015

ABOUT THIS PROSPECTUS SUPPLEMENT

This prospectus supplement, together with the accompanying prospectus, sets forth the information that you should know before investing.

We also file annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended, or the Exchange Act. You may inspect such reports, proxy statements and other information, as well as this prospectus supplement, and the accompanying prospectus and the exhibits and schedules to the registration statement of which the accompanying prospectus is a part, at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information about the operation of the public reference facilities by calling the SEC at 1-800-SEC-0330. The SEC maintains a website that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC’s website is http://www.sec.gov. You may also obtain copies of such material from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates.

You may request a free copy of this prospectus supplement, the accompanying prospectus, our annual reports to stockholders, when available, and other information about us, and make stockholder inquiries by calling (866) 366-5745 or by writing to us at 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102, or from our website (http://www.GladstoneInvestment.com). The information contained in, or that can be accessed through, our website is not part of this prospectus supplement or the accompanying prospectus. We make available free of charge on our website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC. We also furnish to our stockholders annual reports, which include annual financial information that has been examined and reported on, with an opinion expressed, by our independent registered public accounting firm.

This prospectus supplement, which describes the specific terms of this offering, also adds to and updates information contained in the accompanying prospectus. The accompanying prospectus gives more general information, some of which may not apply to this offering. If the description of this offering varies between this prospectus supplement and the accompanying prospectus, you should rely on the information contained in this prospectus supplement. However, if any statement in one of these documents is inconsistent with a statement in another document having a later date, the statement in the document having the later date modifies or supersedes the earlier statement.

The common stock does not represent a deposit or obligation of, and is not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained in this prospectus supplement and the accompanying prospectus in making an investment decision. We have not authorized any other person to provide you with different or inconsistent information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell shares of our common stock in any jurisdiction where such an offer or sale is not permitted. The information appearing in this prospectus supplement and in the accompanying prospectus is accurate only as of the dates on their respective covers, regardless of the time of delivery or any sale of the common stock.

PROSPECTUS SUPPLEMENT SUMMARY

This is only a summary. You should review the more detailed information contained elsewhere in this prospectus supplement and in the accompanying prospectus prior to making an investment in our common stock, and especially the information set forth under the heading “Risk Factors” in this prospectus supplement and in the accompanying prospectus. In this prospectus supplement and the accompanying prospectus, except where the context suggests otherwise, the “Company,” “we,” us” or “our” refers to Gladstone Investment Corporation; “Adviser” refers to Gladstone Management Corporation; “Administrator” refers to Gladstone Administration, LLC; and “Gladstone Companies” refers to the Adviser and its affiliated companies. Unless otherwise stated, the information in this prospectus supplement and the accompanying prospectus does not take into account the possible exercise by the underwriters of their overallotment option.

Gladstone Investment Corporation

Gladstone Investment Corporation is an externally managed specialty finance company that invests in subordinated loans, mezzanine debt, preferred stock and common stock as well as warrants to purchase common stock of small and medium-sized private U.S. companies in connection with buyouts and other recapitalizations. We focus our investments in lower middle market companies, which we define as companies with annual earnings before interest, taxes, depreciation and amortization, or EBITDA, of between $3.0 million and $15.0 million in stable industries. When we invest in buyouts, we typically do so with the management team of the company being purchased and with other buyout funds. We also sometimes invest in senior secured loans, common stock and, to a much lesser extent, senior and subordinated syndicated loans. Our investment objective is to generate both current income and capital gains through these debt and equity instruments.

As of December 31, 2014, our portfolio consisted of investments in 32 companies in 14 states in 16 different industries with a fair value of $394.1 million, consisting of senior term debt, subordinated term debt, preferred equity and common equity. Our weighted average yield on our interest-bearing investments for the three and nine months ended December 31, 2014, excluding cash and cash equivalents and receipts recorded as other income, was 12.5% and 12.6%, respectively. For the fiscal years ended March 31, 2014 and 2013, our weighted average yield on our interest-bearing investments, excluding cash and cash equivalents and receipts recorded as other income, was 12.6% and 12.5%, respectively.

Since our initial public offering in June 2005, we have made 116 consecutive monthly distributions. Our monthly distribution declared per share of common stock was $0.06 in each of January, February and March 2015. Our monthly distribution declared per share for our 7.125% Series A Term Preferred Stock, par value $0.001 per share, or the Series A Term Preferred Stock, and our 6.75% Series B Term Preferred Stock, par value $0.001 per share, or the Series B Term Preferred Stock, was $0.1484375 and $0.421875, respectively, for each of January, February and March 2015.

As of December 31, 2014, we had 26,475,958 shares of common stock, par value $0.001 per share, outstanding, 1,600,000 shares of Series A Term Preferred Stock outstanding and 1,656,000 shares of Series B Term Preferred Stock outstanding. Our Series A Term Preferred Stock has a mandatory redemption date of February 28, 2017 and our Series B Term Preferred Stock has a mandatory redemption date of December 31, 2021.

We operate as a closed-end, non-diversified management investment company and have elected to be treated as a business development company, or BDC, under the Investment Company Act of 1940, or the 1940 Act. In addition, for tax purposes, we have elected to be treated as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended, or the Code.

Our principal executive offices are located at 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102, and our telephone number is (703) 287-5800. Our corporate website is located at http://www.GladstoneInvestment.com. Information on, or accessible through, our website is not incorporated into or a part of this prospectus supplement or the accompanying prospectus.

Investment Strategy

We seek to: (1) achieve and grow current income by investing in debt securities of established businesses that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time; and (2) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains. To achieve our objectives, our investment strategy is to invest in several categories of debt and equity securities, with each investment generally ranging from $5.0 million to $30.0 million, although investment size may vary, depending upon our total assets or available capital at the time of investment. We target an investment allocation of approximately 80.0% in debt securities and 20.0% in equity securities. As of December 31, 2014, our investment allocation was approximately 73.0% in debt securities and 27.0% in equity securities, at cost.

In general, our investments in debt securities have a term of no more than seven years, accrue interest at variable rates (based on the London Interbank Offered Rate (“LIBOR”)) and, to a lesser extent, at fixed rates. We seek debt instruments that pay interest monthly or, at a minimum, quarterly, have a success fee or deferred interest provision and are primarily interest only with all principal and any accrued but unpaid interest due at maturity. Generally, success fees accrue at a set rate and are contractually due upon a change of control of the business. Some debt securities have deferred interest whereby some portion of the interest payment is added to the principal balance so that the interest is paid, together with the principal, at maturity. This form of deferred interest is often called “paid-in-kind” (“PIK”).

Typically, our equity investments consist of common stock, preferred stock, limited liability company interests, or warrants or options to purchase the foregoing. Often, these equity investments occur in connection with our original investment, buyouts and recapitalizations of a business, or refinancing existing debt.

We expect that our target portfolio will continue to primarily include the following four categories of investments in private companies in the United States (“U.S.”):

•	Senior Debt Securities: We seek to invest a portion of our assets in senior debt securities, also known as senior loans, senior term loans, lines of credit and senior notes. Using its assets as collateral, the borrower typically uses senior debt to cover a substantial portion of the funding needs of the business. The senior debt security usually takes the form of first priority liens on the assets of the business. Senior debt securities may include our participation and investment in the syndicated loan market, although we have none in our investment portfolio at this time.

•	Senior Subordinated Debt Securities: We seek to invest a portion of our assets in senior subordinated debt securities, also known as senior subordinated loans and senior subordinated notes. These senior subordinated debts also include second lien notes and may include participation and investment in syndicated second lien loans. Additionally, we may receive other yield enhancements, such as success fees, in connection with these senior subordinated debt securities.

•	Junior Subordinated Debt Securities: We seek to invest a portion of our assets in junior subordinated debt securities, also known as subordinated loans, subordinated notes and mezzanine loans. These junior subordinated debts include second lien notes and unsecured loans. Additionally, we may receive other yield enhancements and warrants to buy common and preferred stock or limited liability interests in connection with these junior subordinated debt securities.

•

Preferred and Common Equity/Equivalents: We seek to invest a portion of our assets in equity securities which consist of preferred and common equity or limited liability company or partnership interests, or warrants or options to acquire such securities, and are generally in combination with our debt investment in a business. Additionally, we may receive equity investments derived from restructurings on some of our existing debt investments. In many cases, we will own a significant portion of the equity which may include having voting control of the businesses in which we invest.

Because the majority of the loans in our portfolio consist of term debt in private companies that typically cannot or will not expend the resources to have their debt securities rated by a credit rating agency, we expect that most, if not all, of the debt securities we acquire will be unrated. Investors should assume that these loans would be rated below what is today considered “investment grade” quality. Investments rated below investment grade are often referred to as high yield securities or junk bonds and may be considered high risk, as compared to investment-grade debt instruments. In addition, many of the debt securities we hold typically do not amortize prior to maturity.

Our Investment Adviser and Administrator

Gladstone Management Corporation, the Adviser, is our affiliate and investment adviser. The Adviser is led by a management team that has extensive experience in our lines of business. All of our executive officers currently serve as either directors or executive officers, or both, of the Adviser and the Administrator. In addition, all of our executive officers and directors, with the exception of Mr. Dullum, serve as executive officers or directors of other companies affiliated with us and advised by the Adviser (Gladstone Capital Corporation (NASDAQ: GLAD), Gladstone Commercial Corporation (NASDAQ: GOOD) and Gladstone Land Corporation (NASDAQ: LAND)). Our president, Mr. Dullum, serves as a director of our affiliate Gladstone Commercial Corporation. The Administrator, another of our affiliates, employs our chief financial officer and treasurer, chief compliance officer, general counsel and secretary (who also serves as the president of the Administrator) and their respective staffs. Our chief financial officer and treasurer is also the chief accounting officer of the Adviser and the chief financial officer and treasurer of Gladstone Capital. David Gladstone, our chairman and chief executive officer, also serves on the board of managers of our affiliate, Gladstone Securities, LLC, or Gladstone Securities, a privately-held broker-dealer registered with the Financial Industry Regulatory Authority, or “FINRA”, and insured by the Securities Investor Protection Corporation.

The Adviser and Administrator also provide investment advisory and administrative services, respectively, to our affiliated entities, one of which may co-invest with us on certain portfolio investments. In the future, the Adviser and the Administrator may provide investment advisory and administrative services, respectively, to other funds, both public and private.

We are externally managed by the Adviser pursuant to an investment advisory and management agreement with the Adviser, which we refer to as the Advisory Agreement. The Adviser was organized as a Delaware corporation in 2002 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act. Since June 22, 2005, we have been externally managed by the Adviser, which is headquartered in McLean, Virginia, a suburb of Washington D.C., and also has offices in California, Illinois and New York. At a meeting of our Board of Directors held on July 15, 2014, our Board of Directors unanimously voted to approve the extension of the term of the Advisory Agreement through August 31, 2015. In reaching a decision to approve the Advisory Agreement, the Board of Directors reviewed a significant amount of information and considered, among other things:

•	the nature, quality and extent of the advisory and other services to be provided to us by the Adviser;

•	our investment performance and that of the Adviser;

•	the costs of the services to be provided and profits to be realized by the Adviser from the relationship with us;

•	the fee structures of comparable externally managed business development companies that engage in similar investing activities; and

•	various other matters.

Based on the information reviewed and the considerations detailed above, our Board of Directors, including all of the directors who are not “interested persons” as that term is defined in the 1940 Act, concluded that the investment advisory fee rates and terms are fair and reasonable in relation to the services provided and approved the Advisory Agreement, as well as the Administration Agreement, as being in the best interests of our stockholders.

Subsequent Events

Executive Officers

On January 9, 2015, David Watson resigned as the Company’s chief financial officer and treasurer. On January, 13, 2015, our Board of Directors accepted Mr. Watson’s resignation and appointed Melissa Morrison, Gladstone Capital’s chief financial officer and treasurer, as the Company’s chief financial officer and treasurer.

Distributions

In January 2015, our Board of Directors declared the following monthly cash distributions to common and preferred stockholders:

Declaration Date	Record Date	Payment Date	Distribution per Common Share	Distribution per Series A Term Preferred Share	Distribution per Series B Term Preferred Share
January 13, 2015	January 23, 2015	February 3, 2015	$0.06	$0.1484375	$0.140625
January 13, 2015	February 18, 2015	February 27, 2015	0.06	0.1484375	0.140625
January 13, 2015	March 20, 2015	March 31, 2015	0.06	0.1484375	0.140625

Total for the Quarter:			$0.18	$0.4453125	$0.421875

Investment Activity

On March 6, 2015, we invested $11.4 million in LogoSportswear, Inc. (“Logo”) through a combination of senior term debt and equity. Logo, headquartered in Cheshire, Connecticut, is an online provider of user-customized uniforms and apparel for teams, leagues, schools, businesses and organizations.

THE OFFERING

Issuer	Gladstone Investment Corporation

Common stock offered by us	3,000,000 shares (or 3,450,000 shares if the underwriters exercise their overallotment option in full).

Common stock outstanding prior to this offering	26,475,958 shares

Common stock to be outstanding after this offering	29,475,958 shares (or 29,925,958 shares if the underwriters exercise their overallotment option in full).

Use of proceeds	We intend to use the net proceeds from this offering to repay borrowings under the revolving credit facility, or the Credit Facility, that our wholly owned subsidiary Gladstone Business Investment has entered into with Key Equipment Finance, or Key Equipment, as administrative agent, lead arranger and a lender, Branch Banking and Trust Company, or BB&T, as a lender and managing agent, and the Adviser, as servicer. Amounts repaid under the Credit Facility remain available for future borrowings and we may use the proceeds of future borrowings under the Credit Facility to make investments in accordance with our investment strategy and for other general corporate purposes. As of December 31, 2014, we had $95.8 million of borrowings outstanding under our revolving credit facility. Indebtedness under the Credit Facility currently accrues interest at the rate of approximately 3.5% and the revolving period ends in June 2017 and is due and payable in June 2019. See “Use of Proceeds” on page S-15 of this prospectus supplement for more information.

NASDAQ ticker symbol	GAIN

Distributions	We have paid monthly distributions to the holders of our common stock since our inception in July 2005 and intend to continue to do so. We made our first distribution on our Series A Term Preferred Stock in March 2012 and on our Series B Term Preferred Stock in December 2014, and have made monthly distributions on each thereafter. The amount of the monthly distribution on our common stock is determined by our Board of Directors on a quarterly basis and is based on our estimate of our annual investment company taxable income. See “Price Range of Common Stock and Distributions” on page S-22 of this prospectus supplement and page 33 in the accompanying prospectus. Certain additional amounts may be deemed as distributed to stockholders for income tax purposes. Other types of securities will likely pay distributions in accordance with their terms. In January 2015, we declared monthly distributions of $0.06 per common share for each of January, February and March 2015. Because the record date for the March 2015 distribution is after the expected date of settlement, investors who purchase shares of our common stock in this offering will be entitled to receive such distribution.

Trading at a discount	Shares of closed-end investment companies frequently trade at a discount to their NAV per share. The possibility that our shares may trade at such discount to our NAV per share is separate and distinct from the risk that our NAV per share may decline. We cannot predict whether our shares will trade above, at or below NAV per share, although during the past three years, our common stock has generally traded, and at times significantly, at prices below NAV per share. Furthermore, the common stock offered pursuant to this prospectus supplement will be sold at a price below the most recently determined NAV per share of $8.55.

Certain anti-takeover provisions	Our Board of Directors is divided into three classes of directors serving staggered three-year terms. This structure is intended to provide us with a greater likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A staggered board of directors also may serve to deter hostile takeovers or proxy contests, as may certain provisions of Delaware law and other measures we have adopted. See “Certain Provisions of Delaware Law and of Our Certificate of Incorporation and Bylaws” in the accompanying prospectus.

Management arrangements	Gladstone Management Corporation serves as our investment adviser, and Gladstone Administration, LLC serves serve as our administrator. For a description of the Adviser, the Administrator, the Gladstone Companies and our contractual arrangements with these companies, see “Management—Certain Transactions—Investment Advisory and Management Agreement” and “Management—Certain Transactions—Administration Agreement” in the accompanying prospectus.

Risk factors	Investing in our common stock involves risks. You should carefully consider the information in the sections entitled “Risk Factors” beginning on page S-10 of this prospectus supplement and page 12 of the accompanying prospectus before deciding to invest in our common stock.

Taxation	Prospective investors are urged to consult their own tax advisors regarding tax considerations in light of their personal investment circumstances.

We have elected to be treated, and intend to continue to so qualify each year, as a RIC under Subchapter M of the Code, and we generally do not expect to be subject to U.S. federal income tax on any ordinary income or capital gains that we distribute to our stockholders. To maintain our RIC status, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our taxable ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. See “Material U.S. Federal Income Tax Considerations” in the accompanying prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus supplement contains a reference to fees or expenses paid by “us” or “Gladstone Investment,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Gladstone Investment. The following percentages were calculated based on actual expenses incurred in the quarter ended December 31, 2014, and average net assets for the quarter ended December 31, 2014. The table and examples below include all fees and expenses of our consolidated subsidiaries.

Stockholder Transaction Expenses:
Sales load (as a percentage of offering price)(1)	5.00%
Offering expenses (as a percentage of offering price)(2)	1.04%
Distribution reinvestment plan expenses(3)	None

Total stockholder transaction expenses	6.04%
Annual expenses (as a percentage of net assets attributable to common stock)(4):
Base Management fee(5)	3.42%
Loan servicing fee(6)	2.30%
Incentive fees (20.0% of realized capital gains and 20.0% of pre-incentive fee net investment income)(7)	2.59%
Interest payments on borrowed funds(8)	2.32%
Dividend expense on mandatorily redeemable preferred stock(9)	2.17%
Other expenses(10)	1.19%

Total annual expenses	13.99%

(1)	This amount represents the expected underwriting discount with respect to shares of our common stock sold by us in this offering.
(2)	The expenses of this offering payable by us (other than the underwriting discount) are estimated to be approximately $240,000. The amount of offering expenses, as a percentage of the offering price of shares to be sold in this offering, is based on an assumed public offering price of $7.72 per share, the last reported sales price of our common stock on the NASDAQ Global Select Market on March 6, 2015. If the underwriters exercise their overallotment option in full, the offering expenses borne by our stockholders (as a percentage of the offering price) will be approximately 0.9%.
(3)	The expenses of the distribution reinvestment plan, if any, are included in “Other expenses.”
(4)	The numbers presented in this table do not account for any credits or waivers from the Adviser for these fees. There can be no guarantee that the Adviser will waive or credit any portion of such fees in the future.
(5)

Our annual base management fee is 2.0% (0.5% quarterly) of our average gross assets, which are defined as total assets of Gladstone Investment, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings and are estimated by assuming the base management fee remains consistent with fees incurred for the three months ended December 31, 2014. Under the investment advisory and management agreement, the Adviser has provided and continues to provide managerial assistance to our portfolio companies. It may also provide services other than managerial assistance to our portfolio companies and receive fees therefor. Such services may include, but are not limited to: (i) assistance obtaining, sourcing or structuring credit facilities, long term loans or additional equity from unaffiliated third parties; (ii) negotiating important contractual financial relationships; (iii) consulting services regarding restructuring of the portfolio company and financial modeling as it relates to raising additional debt and equity capital from unaffiliated third parties; and (iv) primary role in interviewing, vetting and negotiating employment contracts with candidates in connection with adding and retaining key portfolio company management team members. At the end of each quarter, 100.0% of these fees may be voluntarily and irrevocably credited against the base management fee by the Adviser that we would otherwise be required to pay to the Adviser; however, a small percentage of certain of such fees, primarily for valuation of the portfolio company, is retained by the Adviser in the form of reimbursement at cost for certain tasks completed by personnel of the Adviser. See “Management—Certain Transactions—Investment Advisory and Management Agreement” in the accompanying prospectus.
(6)	In addition, the Adviser services, administers and collects on the loans held by Gladstone Business Investment, LLC (“Business Investment”), in return for which the Adviser receives a 2.0% annual loan servicing fee payable monthly by Business Investment based on the monthly aggregate balance of loans held by Business Investment in accordance with our Credit Facility. The Loan Servicing Fee is estimated by assuming the Loan Servicing Fee remains consistent with the fees incurred for the three months ended December 31, 2014. For the three months ended December 31, 2014, the total gross loan servicing fees were $1.3 million. The entire loan servicing fee paid to the Adviser by Business Investment is voluntarily and irrevocably credited against the base management fee otherwise payable to the Adviser since Business Investment is a consolidated subsidiary of the Company, and overall, the base management fee cannot exceed 2.0% of total assets (as reduced by cash and cash equivalents pledged to creditors) during any given fiscal year pursuant to the Advisory Agreement. After all voluntary and irrevocable credits from the Adviser described in this footnote and footnote 5 above that are applied against the base management fee, the total annual expenses after fee credits or waivers would be 10.38% for the quarter ended December 31, 2014. See “Management—Certain Transactions—Investment Advisory and Management Agreement” in the accompanying prospectus and footnote 7 below.
(7)	The incentive fee consists of two parts: an income-based fee and a capital gains-based fee. The income-based fee is payable quarterly in arrears, and equals 20.0% of the excess, if any, of our pre-incentive fee net investment income that exceeds a 1.75% quarterly (7.0% annualized) hurdle rate of our net assets, subject to a “catch-up” provision measured as of the end of each calendar quarter. The “catch-up” provision requires us to pay 100.0% of our pre-incentive fee net investment income with respect to that portion of such income, if any, that exceeds the hurdle rate but is less than 125.0% of the quarterly hurdle rate (or 2.1875%) in any calendar quarter (8.75% annualized). The catch-up provision is meant to provide the Adviser with 20.0% of our pre-incentive fee net investment income as if a hurdle rate did not apply when our pre-incentive fee net investment income exceeds 125% of the quarterly hurdle rate in any calendar quarter (8.75% annualized). The income-based incentive fee is computed and paid on income that may include interest that is accrued but not yet received in cash. Our pre-incentive fee net investment income used to calculate this part of the income-based incentive fee is also included in the amount of our gross assets used to calculate the 2.0% base management fee (see footnote 5 above). The capital gains-based incentive fee equals 20.0% of our net realized capital gains since our inception, if any, computed net of all realized capital losses and unrealized capital depreciation since our inception, less any prior payments, and is payable at the end of each fiscal year. We have not recorded any capital gains-based incentive fee from our inception through December 31, 2014.
(8)	Includes deferred financing costs. The borrowing capacity on our Credit Facility is currently $185.0 million. The revolving period ends June 26, 2017 and the Credit Facility matures on June 26, 2019 (two years after the revolving period end date). We have drawn down on our Credit Facility and we expect to borrow additional funds in the future up to the amount such that our asset coverage, as defined in the 1940 Act, is at least 200.0% after each issuance of our senior securities. Assuming that we borrowed $185.0 million, based on an interest rate of 3.5% plus an additional fee related to borrowings of 0.57%, for an aggregate rate of 4.07%, interest payments and amortization of deferred financing costs on borrowed funds would have been 3.34% of our average net assets for the quarter ended December 31, 2014. As of December 31, 2014, we had $95.8 million in borrowings outstanding under our Credit Facility.
(9)

In March 2012, we completed a public offering of our Series A Term Preferred Stock, at a public offering price of $25.00 per share. In such offering, we issued 1.6 million shares of Series A Term Preferred Stock. In November 2014, we completed a public offering of our Series B Term Preferred Stock, at a public offering price of $25.00 per share. In such offering, we issued approximately 1.7 million shares of Series B Term Preferred Stock. Dividend expense on mandatorily redeemable preferred stock includes the amounts paid to preferred stockholders during the three months ended December 31, 2014. Also included in this line item is the amortization of the offering costs related to our term preferred stock offerings.
(10)	“Other expenses” are based on estimated amounts for the current fiscal year and includes our overhead expenses, such as payments under the administration agreement based on our projected allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the administration agreement. See “Management—Certain Transactions—Administration Agreement” in the accompanying prospectus.

Example

The following examples demonstrate the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our securities. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above. The examples below and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, incentive fees, if any, and other expenses) may be greater or less than those shown. While the example assumes, as required by the SEC, a 5.00% annual return, our performance will vary and may result in a return greater or less than 5.00%.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment:
assuming a 5.00% annual return consisting entirely of ordinary income(1)(2)	$210	$535	$764	$1,083
assuming a 5.00% annual return consisting entirely of capital gains(2)(3)	$218	$551	$781	$1,092

(1)	While the example assumes, as required by the SEC, a 5.00% annual return, our performance will vary and may result in a return greater or less than 5.00%. For purposes of this example, we have assumed that the entire amount of such 5.00% annual return would constitute ordinary income as we have not historically realized positive capital gains (computed net of all realized capital losses) on our investments. Because the assumed 5.00% annual return is significantly below the hurdle rate of 7.00% (annualized) that we must achieve under the investment advisory and management agreement to trigger the payment of an income-based incentive fee, we have assumed, for purposes of this example, that no income-based incentive fee would be payable if we realized a 5.00% annual return on our investments.
(2)	While the example assumes reinvestment of all distributions at NAV, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the distribution. See “Dividend Reinvestment Plan” in the accompanying prospectus for additional information regarding our distribution reinvestment plan.
(3)	For purposes of this example, we have assumed that the entire amount of such 5.00% annual return would constitute capital gains.

RISK FACTORS

Our management will have broad discretion in the use of the net proceeds from this offering and may allocate the net proceeds from this offering in ways that you and other stockholders may not approve.

Our management will have broad discretion in the use of the net proceeds, including for any of the purposes described in the section entitled “Use of Proceeds,” and you will not have the opportunity as part of your investment decision to assess whether the net proceeds are being used in ways with which you may not agree or may not otherwise be considered appropriate. Because of the number and variability of factors that will determine our use of the net proceeds from this offering, their ultimate use may vary substantially from their currently intended use. The failure of our management to use these funds effectively could harm our business. Pending their use, we may invest the net proceeds from this offering in short-term, investment-grade, interest-bearing securities. These investments may not yield a favorable return to our stockholders.

We may be unable to invest a significant portion of the net proceeds of this offering on acceptable terms.

Delays in investing the net proceeds of this offering may impair our performance. We cannot assure you that we will be able to identify investments that meet our investment objectives or that any investment we make will produce a positive return. We may be unable to invest the net proceeds of this offering on acceptable terms within the time period that we anticipate or at all, which could adversely affect our financial condition and operating results.

Market interest rates may have an effect on the value of our common stock.

One of the factors that will influence the price of our common stock will be the distribution yield on our common stock (as a percentage of the price of our common stock) relative to market interest rates. An increase in market interest rates, which are currently at low levels relative to historical rates, may lead prospective purchasers of our common stock to expect a higher distribution yield and higher interest rates would likely increase our borrowing costs and potentially decrease funds available for distribution. Thus, higher market interest rates could cause the market price of our common stock to decrease.

Our NAV may change significantly since our last valuation at March 2, 2015.

In connection with this offering, our Board of Directors reviewed and approved the fair value of our portfolio investments on March 2, 2015 pursuant to our established investment valuation policy based on recommendations provided by professionals of the Adviser and Administrator with oversight and direction from our valuation officer. Generally, our Board of Directors reviews and approves the fair value of our portfolio of investments on a quarterly basis, at which time certain additional inputs to our valuation policy are available that were not available to our Board of Directors mid-quarter, including, but not limited to, inputs from third party independent valuation firms, and quarterly portfolio company information. Therefore, our March 2, 2015 NAV determination also did not have these types of additional inputs and relied on certain of these inputs as of December 31, 2014. Further, our financial statements have not been audited by our independent registered public accounting firm for any periods since March 31, 2014. The fair value of various individual investments in our portfolio and/or the aggregate fair value of our investments may have changed significantly since that time. If our Board of Directors determines that the fair value of our investment portfolio at March 31, 2015 was less than such fair value at March 2, 2015, then we will record an unrealized loss on our investment portfolio and report a lower NAV per share than is reflected in the Selected Financial Information and the financial statements included elsewhere in this prospectus supplement. If our Board of Directors determines that the fair value of our investment portfolio at March 31, 2015 was greater than such fair value at March 2, 2015, we will record an unrealized gain on our investment portfolio and report a greater NAV per share than so reflected elsewhere in this prospectus supplement. Upon publication of this information in connection with our announcement of operating results for our fiscal year ended March 31, 2015, the market price of our common stock may fluctuate materially, and may be substantially less than the price per share you pay for our common stock in this offering.

Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their NAV.

Shares of closed-end investment companies, including BDCs, frequently trade at a discount from NAV. This characteristic of closed-end investment companies and BDCs is separate and distinct from the risk that our NAV per share may decline. We cannot predict whether our common stock will trade at, above or below NAV, however our common stock has consistently traded below NAV in the last three years. In addition, if our common stock trades below NAV, we will generally not be able to issue additional common stock at the market price without the approval of our stockholders and Board of Directors, including a majority of our independent directors. At our Annual Stockholders Meeting on August 7, 2014, our stockholders voted to allow us to issue common stock at a price below NAV per share for a one-year period. Our stockholders did not specify a maximum discount below NAV at which we are able to issue our common stock but we are unable to issue and sell more than 25% of our then outstanding common stock immediately prior to any offering below NAV.

Stockholders who do not participate in this offering will experience immediate dilution in an amount that may be material.

We have obtained approval from our stockholders for us to be able to sell an unlimited number of shares of our common stock at any level of discount from NAV per share in certain circumstances during a one-year period ending in August 2015. If we issue or sell shares of our common stock at a discount to NAV, and we intend to so in this offering, it will pose a risk of dilution to our stockholders. In particular, stockholders who do not purchase additional shares at or below the discounted price in proportion to their current ownership will experience an immediate decrease in NAV per share (as well as in the aggregate NAV of their shares if they do not participate at all). These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we experience in our assets, potential earning power and voting interests from such issuance or sale. In addition, such sales may adversely affect the price at which our common stock trades. For additional information and hypothetical examples of these risks, see “Sales of Common Stock Below Net Asset Value” in this prospectus supplement and in the accompanying prospectus.

The market price of our common stock may fluctuate significantly.

The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance, conditions and prospects. These factors include:

•	significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which are not necessarily related to the operating performance of the companies;

•	changes in regulatory policies, accounting pronouncements or tax guidelines, particularly with respect to BDCs or RICs;

•	loss of our qualification as a RIC or BDC;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	changes in accounting guidelines governing valuation of our investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of the Adviser’s or any of its affiliates’ key personnel;

•	operating performance of companies comparable to us;

•	general economic trends and other external factors; and

•	loss of a major funding source.

It is impossible to provide any assurance that the market price of our common stock will not decline in the future, and it may be difficult for our stockholders to resell their shares of our common stock in the amount or at prices or times that they find attractive, or at all.

Holders of our preferred stock and future holders of any securities ranking senior to our common stock have dividend, distribution and liquidation rights that are senior to the rights of the holders of our common stock.

In March 2012, we completed a public offering of the Series A Term Preferred Stock, at a public offering price of $25.00 per share. In such offering, we issued 1.6 million shares of Series A Term Preferred Stock. In November 2014, we completed a public offering of the Series B Term Preferred Stock, at a public offering price of $25.00 per share. In such offering we issued approximately 1.7 million shares of Series B Term Preferred Stock. Each of the Series A Term Preferred Stock and Series B Term Preferred Stock has dividend, distribution and liquidation rights that are senior to the rights of the holders of our common stock. Further, in the future, we may attempt to increase our capital resources by making additional offerings of preferred equity securities or issuing debt securities. Upon liquidation, holders of our preferred stock, holders of our debt securities, if any, and lenders with respect to other borrowings, including the Credit Facility, would receive a distribution of our available assets in full prior to the holders of our common stock. Because our decision to issue securities in any future offering will depend on market conditions and other factors beyond our control, we cannot predict or estimate the amount, timing or nature of our future offerings. Thus, our common stockholders bear the risk of our future offerings reducing the per share trading price of our common stock and diluting their interest in us.

Portfolio company-related litigation could result in costs, including defense costs or damages, and the diversion of management time and resources.

In the course of investing in and often providing significant managerial assistance to certain of our portfolio companies, certain persons employed by the Adviser sometimes serve as directors on the boards of such companies. To the extent that litigation arises out of our investments in these companies, even if meritless, we or such employees may be named as defendants in such litigation, which could result in additional costs, including defense costs, and the diversion of management time and resources. We may be unable to accurately estimate our exposure to litigation risk if we record balance sheet reserves for probable loss contingencies. As a result, any reserves we establish to cover any settlements or judgments may not be sufficient to cover our actual financial exposure, which may have a material impact on our results of operations or financial condition.

In view of the inherent difficulty of predicting the outcome of legal actions and regulatory matters, we cannot provide assurance as to the outcome of any threatened or pending matter or, if resolved adversely, the costs associated with any such matter, particularly where the claimant seeks very large or indeterminate damages or where the matter presents novel legal theories, involves a large number of parties or is at a preliminary stage. The resolution of any such matters may be time consuming, expensive, and may distract management from the conduct of our business. The resolution of certain threatened or pending legal actions or regulatory matters, if unfavorable, whether in settlement or a judgment, could have a material adverse effect on our financial condition and on our results of operations for the quarter in which such actions or matters are resolved or a reserve is established.

For example, a former portfolio company, Noble Logistics, Inc. (“Noble”), is a defendant in employment law wage and hour and independent contractor misclassification claims in a purported class action seeking monetary damages, Maximo v. Aspen Contracting California LLC d/b/a/ Noble Logistics, et al. (“Maximo”). Noble is a debtor in a bankruptcy case under Chapter 11 of the federal bankruptcy code, pending in federal bankruptcy court in Delaware. The claims against Noble asserted in the Maximo case have been stayed by the filing of Noble’s bankruptcy case. A lawsuit brought by plaintiffs Clarence and Sheila Walder against a customer of Noble is also pending in California based on similar facts relating to Noble and claims under California law. The Maximo and Walder plaintiffs have attempted to bring claims against the Company and other former investors in Noble based primarily on allegations that the Company and other investors controlled Noble and were responsible for the misclassification of Noble’s workforce. To date, claims against the Company have been struck by the bankruptcy court or voluntarily dismissed by the plaintiffs in connection with the automatic stay arising in connection with the Noble bankruptcy. While neither the Company nor any of its portfolio companies (other than Noble) are currently defendants in these cases, they may in the future be subject to claims by these plaintiffs or other persons alleging similar claims, or may expend funds on behalf of Noble to defend claims.

While the Company believes it would have valid defenses to potential claims, based on the current claims and facts alleged, and intends to defend any claims vigorously, it may nevertheless expend significant amounts of money in defense costs and expenses. Further, if the Company enters into settlements or suffers an adverse outcome in any litigation, the Company could be required to pay significant amounts. In addition, if any of the Company’s portfolio companies become subject to direct or indirect claims or other obligations, such as defense costs or damages in litigation or settlement, the Company’s investment in such companies could diminish in value and the Company could suffer indirect losses. Further, these matters could cause the Company to expend significant management time and effort in connection with assessment and defense of any claims. No range of potential expenses, costs or damages in connection with these matters can be estimated at this time.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

All statements contained in this prospectus supplement or the accompanying prospectus, other than historical facts, may constitute “forward-looking statements.” These statements may relate to, among other things, future events or our future performance or financial condition. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “believe,” “will,” “provided,” “anticipate,” “future,” “could,” “growth,” “plan,” “intend,” “expect,” “should,” “would,” “if,” “seek,” “possible,” “potential,” “likely” or the negative of such terms or comparable terminology. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, financial condition or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include:

•	further adverse changes in the economy and the capital markets;

•	risks associated with negotiation and consummation of pending and future transactions;

•	the loss of one or more of our executive officers, in particular David Gladstone, David A. R. Dullum or Terry Lee Brubaker;

•	changes in our business strategy;

•	availability, terms and deployment of capital;

•	changes in our industry, interest rates or exchange rates or the general economy;

•	our business prospects and the prospects of our portfolio companies;

•	the degree and nature of our competition;

•	our ability to maintain our qualification as a RIC and as a BDC;

•	our ability to defend successfully claims or litigation against us; and

•	those factors described in the “Risk Factors” sections of this prospectus supplement and the accompanying prospectus.

We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this prospectus supplement or the accompanying prospectus, except as otherwise required by applicable law. The forward-looking statements contained in this prospectus supplement and the accompanying prospectus are excluded from the safe harbor protection provided by the Private Securities Litigation Reform Act of 1995 and Section 27A of the Securities Act.

USE OF PROCEEDS

We estimate that the net proceeds from the sale of the 3,000,000 shares of our common stock that we are offering, after deducting underwriting discounts and commissions and expenses of this offering payable by us, will be approximately $21.8 million (or $25.1 million, if the underwriters exercise their overallotment option in full) based on an assumed offering price of $7.72 per share, after deducting underwriting discounts and commissions and estimated offering expenses payable by us.

We intend to use the net proceeds from this offering to repay borrowings under the Credit Facility. Amounts repaid under the Credit Facility remain available for future borrowings and we may use the proceeds of future borrowings under the Credit Facility to make investments in accordance with our investment strategy and for other general corporate purposes. As of December 31, 2014, we had $95.8 million of borrowings outstanding under our Credit Facility. Indebtedness under our Credit Facility currently accrues interest at the rate of approximately 3.5% and the revolving period ends in June 2017 and is due and payable in June 2019. We anticipate that substantially all of the net proceeds of the offering will be utilized in the manner described above within three months of the completion of such offering. Pending such utilization, we intend to invest the net proceeds of the offering primarily in cash, cash equivalents, U.S. government securities, and other high-quality debt investments that mature in one year or less from the date of investment, consistent with the requirements for continued qualification as a RIC for federal income tax purposes.

CAPITALIZATION

The following table sets forth our capitalization as of December 31, 2014:

•	on an actual basis; and

•	on an as adjusted basis to give effect to the sale of 3,000,000 shares of common stock in this offering at an assumed per share price of $7.72 per share (the last reported sales price of our common stock on March 6, 2015) after deducting underwriters’ discounts and commissions and estimated offering expenses payable by us (and assuming the underwriters’ overallotment option is not exercised).

	As of December 31, 2014
	Actual	As Adjusted
	(Unaudited)
	(Dollars in thousands)
Borrowings
Borrowings at fair value (cost: $95,800, actual; $74,038, as adjusted)(1)(2)	$95,800	$74,038
Secured borrowings	5,096	5,096

Total Borrowings	$100,896	$79,134

Preferred Stock
7.125% Series A Cumulative Term Preferred Stock, $0.001 par value per share; $25 liquidation preference per share; 1,610,000 shares authorized and 1,600,000 issued and outstanding, actual and as adjusted(3)	$40,000	$40,000
6.75% Series B Cumulative Term Preferred Stock, $0.001 par value per share; $25 liquidation preference per share; 2,000,000 shares authorized and 1,656,000 issued and outstanding, actual and as adjusted(3)	41,400	41,000

Total Preferred Stock	$81,400	$81,400

Net Assets Applicable to Common Stockholders
Common stock, $0.001 par value per share, 100,000,000 shares authorized, actual and as adjusted; 26,475,958 shares issued and outstanding, actual and 29,475,958 shares issued and outstanding, as adjusted(3)	$26	$29
Capital in excess of par value	286,726	308,485
Cumulative net unrealized depreciation on investments	(63,220)	(63,220)
Cumulative net unrealized appreciation on other	(74)	(74)
Net investment income in excess of distributions	3,233	3,233
Accumulated net realized losses	(419)	(419)

Total Net Assets Available to Common Stockholders	$226,272	$248,034

Total Capitalization	$408,568	$408,568

(1)	Our borrowings have not been fair-value adjusted for the as adjusted presentation as of December 31, 2014.
(2)	Does not include approximately $13.0 million additional net borrowings we made subsequent to December 31, 2014.
(3)	None of these outstanding shares are held by us or for our account.

The following are our outstanding classes of securities as of December 31, 2014:

TITLE OF CLASS	AMOUNT AUTHORIZED	AMOUNT HELD BY US OR FOR OUR ACCOUNT	AMOUNT OUTSTANDING (EXCLUSIVE OF AMOUNTS HELD BY US OR FOR OUR ACCOUNT)
Common Stock	100,000,000	—	26,475,958
Series A Term Preferred Stock	1,610,000	—	1,600,000
Series B Term Preferred Stock	2,000,000	—	1,656,000

SALES OF COMMON STOCK BELOW NET ASSET VALUE

At our 2014 annual stockholders meeting on August 7, 2014, our stockholders approved our ability to issue and sell shares of our common stock at a price below the then current NAV per common share during a period beginning on August 7, 2014 and expiring on the first anniversary of such date (the “Stockholder Approval”). The offering of common stock being made pursuant to this prospectus supplement is at a price below the most recently reported NAV on December 31, 2014 of $8.55 per share, which our Board of Directors determined had not changed at March 2, 2015. To sell shares of common stock at below NAV per share, pursuant to the Stockholder Approval, the 1940 Act mandates that a majority of our directors who have no financial interest in the sale and a majority of our independent directors have determined (i) that such sale and issuance is in our best interests and in the best interests of our stockholders and (ii) immediately prior to issuance, and in good faith and in consultation with the underwriters of the offering, that the price at which such shares of common stock are to be sold is not less than a price which closely approximates the market value of those shares of common stock, less any distributing commission or discount.

In addition to the mandates of the 1940 Act pertaining to issuances and sales of common stock at a price below NAV per share, our Stockholder Approval requires that any offering of common stock at a price below NAV per share satisfy the following: (i) the total number of shares issued and sold pursuant to such Stockholder Approval may not exceed 25% of our currently outstanding common stock immediately prior to each such sale; and (ii) the Board concludes that there are attractive near-term investment opportunities that it reasonably believes will lead to a long-term increase in NAV per share. This offering meets these additional requirements.

This offering of common stock below its NAV per share is designed to raise capital for investment in accordance with our investment objectives.

In making a determination that an offering of common stock below its NAV per share is in our and our stockholders’ best interests, our Board of Directors has considered a variety of factors including, but not limited to:

•	the effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

•	the amount per share by which the offering price per share and the net proceeds per share are less than our most recently determined NAV per share;

•	the relationship of recent market prices of par common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;

•	whether the estimated offering price would closely approximate the market value of shares of our common stock;

•	the potential market impact of being able to raise capital during the current financial market difficulties;

•	the nature of any new investors anticipated to acquire shares of our common stock in the offering;

•	the anticipated rate of return on and quality, type and availability of investments; and

•	the leverage available to us.

Our Board of Directors has also considered the fact that sales of shares of common stock at a discount will benefit the Adviser as the Adviser will ultimately earn additional investment management fees on the proceeds of such offerings, as it would from the offering of any other securities of the Company or from the offering of common stock at a premium to NAV per share.

Sales by us of our common stock at a discount from NAV per share pose potential risks for our existing stockholders whether or not they participate in this offering, as well as for new investors who participate in this offering. Any sale of common stock at a price below NAV per share results in an immediate dilution to existing common stockholders who do not participate in such sale on at least a pro-rata basis. See “Risk Factors—Stockholders who do not participate in this offering will experience immediate dilution in an amount that may be material” in this prospectus supplement and “Risk Factors—Risks Related to an Investment in Our Securities” in the accompanying prospectus.

The following three headings and accompanying tables explain and provide hypothetical examples on the impact of this offering of our common stock at a price less than NAV per share on three different types of investors:

•	existing stockholders who do not purchase any shares in the offering;

•	existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and

•	new investors who become stockholders by purchasing shares in the offering.

Impact on Existing Stockholders Who Do Not Participate in the Offering

Our existing common stockholders who do not participate in this offering or who do not buy additional shares in the secondary market at the same or lower price we obtain in this offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate dilution in the NAV of the common shares they hold and their NAV per common share. These common stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to this offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per common share. This decrease could be more pronounced as the size of the offering and level of discounts increase.

The following table illustrates the level of NAV dilution that could be experienced by a common stockholder that does not participate in this offering. It is not possible to predict the level of market price decline that may occur. The table below is based upon financial information as of December 31, 2014. NAV has not been finally determined for any day after March 2, 2015 as of which NAV per share remained unchanged from the reported NAV per share as of December 31, 2014. The following example assumes a sale of 3,000,000 shares of common stock at an assumed public offering price of $7.72 per share, with a 5.0% underwriting discount and commission and $240,000 of offering expenses ($0.08 per share, net). The numbers in this table have been rounded to the nearest hundredth of one percent.

	PRIOR TO SALE BELOW NAV	FOLLOWING SALE	% CHANGE
Offering Price
Price per common share to public	—	$7.72	—
Net proceeds per common share to us	—	$7.25	—
Decrease to NAV
Total common shares outstanding	26,475,958	29,475,958	11.33%
NAV per common share	$8.55	$8.42	(1.54)
Dilution to Stockholder
Common shares held by common stockholder	26,476	26,476	—
Percentage held by common stockholder	0.10%	0.09%	(10.18)
Total Asset Values
Total NAV held by common stockholder	$226,369	$222,877	(1.54)
Total investment by common stockholder (Assumed to be $8.55 per common share on common shares held prior to sale)	$226,369	$226,369	—
Total dilution to common stockholder (Total NAV less total investment)	—	$(3,492)	—
Per Share Amounts
NAV per share held by common stockholder	$8.55	$8.42	(1.54)
Investment per share held by common stockholder (Assumed to be $8.55 per common share on common shares held prior to sale)	$8.55	$8.55	—
Dilution per common share held by stockholder (NAV per common share less investment per share)	—	$(0.13)	—
Percentage dilution to common stockholder (Dilution per common share divided by investment per common share)	—	—	(1.54)

Impact on Existing Stockholders Who Do Participate in the Offering

Our existing common stockholders who participate in this offering or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating common stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our common shares immediately prior to the offering. The level of NAV dilution will decrease as the number of common shares such stockholders purchase increases. Existing common stockholders who buy more than such percentage will experience NAV dilution but will, in contrast to existing common stockholders who purchase less than their proportionate share of this offering, experience accretion in NAV per common share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to this offering. The level of accretion will increase as the excess number of shares such common stockholder purchases increases. Even a common stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such common stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

The following table illustrates the level of dilution and accretion for a common stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 1,500 shares, which is 0.05% of the offering rather than its 0.10% proportionate share) and (2) 150% of such percentage (i.e., 4,500 shares, which is 0.15% of the offering rather than its 0.10% proportionate share). The table below is shown based upon financial information as of December 31, 2014. NAV per share has not been finally determined for any day after March 2, 2015 as of which NAV per share remained unchanged from reported NAV per share as of December 31, 2014. The following example assumes a sale of 3,000,000 shares of common stock at an assumed public offering price of $7.72 per share, with a 5.0% underwriting discount and commission and $240,000 of offering expenses ($0.08 per share, net). The numbers in this table have been rounded to the nearest hundredth of one percent.

		50% PARTICIPATION		150% PARTICIPATION
	PRIOR TO SALE BELOW NAV	FOLLOWING SALE	% CHANGE	FOLLOWING SALE	% CHANGE
Offering Price
Price per common share to public	—	$7.72	—	$7.72	—
Net Proceeds per common share to issuer	—	$7.25	—	$7.25	—
Decrease to NAV
Total common shares outstanding	26,475,958	29,475,958	11.33%	29,475,958	11.33%
NAV per common share	$8.55	$8.42	(1.54)	$8.42	(1.54)
Dilution/Accretion to Common Stockholder
Common shares held by stockholder	26,476	27,976	5.67	30,976	17.00
Percentage held by common stockholder	0.10%	0.09%	(5.09)	0.11%	5.09
Total Asset Values
Total NAV held by common stockholder	$226,369	$235,504	4.04	$260,759	15.19
Total investment by common stockholder (Assumed to be $8.55 per common share on common shares held prior to sale)	$226,369	$237,949	5.12	$261,109	15.35
Total dilution to common stockholder (Total NAV less total investment)	—	$(2,445)	—	$(351)	—
Per Common Share Amounts
NAV per common share held by stockholder	$8.55	$8.42	(1.54)	$8.42	(1.54)
Investment per common share held by stockholder (Assumed to be $8.55 per common share on common shares held prior to sale)	$8.55	$8.51	(0.52)	$8.43	(1.41)
Dilution per common share held by stockholder (NAV per common share less investment per common share)	—	$(0.09)	—	$(0.01)	—
Percentage dilution to stockholder (Dilution per common share divided by investment per common share)	—	—	(1.02)	—	(0.13)

Impact on New Investors

Investors who are not currently stockholders, but who participate in an offering below NAV and whose investment per common share is greater than the resulting NAV per share (due to selling compensation and expenses paid by us) will experience an immediate decrease in the NAV of their shares and their NAV per share compared to the price they pay for their shares of common stock. Investors who are not currently stockholders and who participate in this offering and whose investment per common share is also less than the resulting NAV per common share due to selling compensation and expenses paid by the issuer being significantly less than the discount per common share will experience an immediate increase in the NAV of their shares and their NAV per share compared to the price they pay for their shares of common stock. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new common stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares of, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following table illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same percentage (0.10%) of the common shares in the offering as the common stockholder in the prior examples held immediately prior to the offering. These stockholders may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases. It is not possible to predict the level of market price decline that may occur. The table below is shown based upon financial information as of December 31, 2014. NAV has not been finally determined for any day after March 2, 2015 as of which NAV per share remained unchanged from reported NAV per share as of December 31, 2014. The following example assumes a sale of 3,000,000 shares of common stock at an assumed public offering price of $7.72 per share, with a 5.0% underwriting discount and commission and $240,000 of offering expenses ($0.08 per share, net). The numbers in this table have been rounded to the nearest hundredth of one percent.

	PRIOR TO SALE BELOW NAV	FOLLOWING SALE	% CHANGE
Offering Price
Price per common share to public	—	$7.72	—
Net proceeds per common share to issuer	—	$7.25	—
Decrease to NAV
Total common shares outstanding	26,475,958	29,475,958	11.33%
NAV per common share	$8.55	$8.42	(1.54)
Accretion to New Investor
Common shares held by new investor	0	3,000	—
Percentage held by new investor	0.0%	0.01%	—
Total Asset Values
Total NAV held by new investor	0	$25,254	—
Total investment by new investor (At price to public)	0	$23,160	—
Total accretion to new investor (Total NAV less total investment)	—	$2,094	—
Per Common Share Amounts
NAV per common share held by new investor	—	$8.42	—
Investment per share held by new investor (At price to public)	—	$7.72	—
Accretion per common share held by new investor (NAV per common share less investment per common share)	—	$0.70	—
Percentage accretion to new investor (accretion per common share divided by investment per common share)	—	—	9.04

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

We currently intend to distribute in the form of cash distributions a minimum of 90% of our ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, on a quarterly basis to our stockholders in the form of monthly distributions. We intend to retain net long-term capital gains in excess of net short-term losses and treat them as deemed distributions for tax purposes. We report the estimated tax characteristics of each distribution when declared while the actual tax characteristics of distributions are reported annually to each stockholder on Form 1099—DIV. There is no assurance that we will achieve investment results or maintain a tax status that will permit any specified level of cash distributions or year-to-year increases in cash distributions. At the option of a holder of record of common stock, all cash distributions can be reinvested automatically under our distribution reinvestment plan in additional whole and fractional shares. A stockholder whose shares are held in the name of a broker or other nominee should contact the broker or nominee regarding participation in our distribution reinvestment plan on the stockholder’s behalf. See “Risk Factors—We will be subject to corporate-level tax if we are unable to satisfy Code requirements for RIC qualification;” “Dividend Reinvestment Plan;” and “Material U.S.  Federal Income Tax Considerations” in the accompanying prospectus.

SHARE PRICE DATA

Our common stock is traded on The NASDAQ Global Select Market, or the NASDAQ, under the symbol “GAIN.” The following table reflects, by quarter, the high and low sales prices per share of our common stock on the NASDAQ, the sales prices as a percentage of NAV and quarterly distributions declared per share for each fiscal quarter during the last two completed fiscal years and the current fiscal year through March 6, 2015.

		SALES PRICE			(DISCOUNT) OR PREMIUM OF HIGH SALES PRICE TO NAV(2)	DISCOUNT OF LOW SALES PRICE TO NAV(2)
	NAV PER SHARE(1)	HIGH	LOW	DISTRIBUTION DECLARED
Fiscal Year ending March 31, 2013
First Quarter	$9.10	$7.81	$6.90	$0.150	(14)%	(24)%
Second Quarter	8.93	8.07	7.20	0.150	(10)	(19)
Third Quarter	8.65	8.02	6.59	0.150	(7)	(24)
Fourth Quarter	9.10	7.72	6.95	0.150	(15)	(24)
Fiscal Year ended March 31, 2014
First Quarter	8.70	7.52	7.02	0.150	(14)	(19)
Second Quarter	9.12	7.57	6.80	0.150	(17)	(25)
Third Quarter	8.49	8.06	6.80	0.230	(5)	(20)
Fourth Quarter	8.34	8.50	7.35	0.180	2	(12)
Fiscal Year ended March 31, 2015
First Quarter	8.57	8.39	7.23	0.180	(2)	(16)
Second Quarter	8.49	7.77	7.08	0.180	(8)	(17)
Third Quarter	8.55	7.50	6.72	0.230	(12)	(21)
Fourth Quarter (through March 6, 2015)	*	8.04	6.98	0.180	*	*

(1)	NAV per share is determined as of the last day in the relevant quarter and, therefore, may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on the number of outstanding shares at the end of each period.
(2)	The (discounts) premiums set forth in these columns represent the high or low, as applicable, sale prices per share for the relevant quarter minus the NAV per share as of the end of such quarter, and therefore may not reflect the (discount) premium to NAV per share on the date of the high and low sales prices.
*	Not yet available, as the NAV per share as of the end of this quarter has not yet been determined.

As of March 2, 2015, there were approximately 23 record owners of our common stock.

SELECTED FINANCIAL INFORMATION

The following consolidated selected financial data for the fiscal years ended March 31, 2014, 2013, 2012, 2011 and 2010 are derived from our consolidated financial statements that have been audited by PricewaterhouseCoopers, LLP, an independent registered public accounting firm. The consolidated selected financial data for the nine months ended December 31, 2014 and 2013 are derived from our unaudited condensed consolidated financial statements included in this prospectus supplement. The “other unaudited data” included at the bottom of the table are also unaudited. The data should be read in conjunction with our consolidated financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included elsewhere in this prospectus supplement and the accompanying prospectus.

	Nine Months Ended December 31,		Year Ended March 31,
	2014	2013	2014	2013	2012	2011	2010
	(Dollar amounts in thousands, except per share data)
Statement of operations data:
Total investment income	$30,470	$27,453	$36,264	$30,538	$21,242	$26,064	$20,785
Total expenses net of credits from Adviser	15,568	12,790	16,957	14,050	7,499	9,893	10,187

Net investment income	14,902	14,663	19,307	16,488	13,743	16,171	10,598

Net gain (loss) on investments	6,154	(16,929)	(20,636)	791	8,223	268	(21,669)

Net increase (decrease) in net assets resulting from operations	$21,056	$(2,266)	$(1,329)	$17,279	$21,966	$16,439	$(11,071)

Per share data(A):
Net increase (decrease) in net assets resulting from operations per common share—basic and diluted	$0.80	$(0.09)	$(0.05)	$0.71	$0.99	$0.74	$(0.50)
Net investment income before net gain (loss) on investments per common share—basic and diluted	0.56	0.55	0.73	0.68	0.62	0.73	0.48
Cash distributions declared per common share	0.59	0.53	0.71	0.60	0.61	0.48	0.48

Statement of assets and liabilities data:
Total assets	$412,036	$347,095	$330,694	$379,803	$325,297	$241,109	$297,161
Net assets	226,272	224,665	220,837	240,963	207,216	198,829	192,978
NAV per common share	8.55	8.49	8.34	9.10	9.38	9.00	8.74
Common shares outstanding	26,475,958	26,475,958	26,475,958	26,475,958	22,080,133	22,080,133	22,080,133
Weighted common shares outstanding—basic and diluted	26,475,958	26,475,958	26,475,958	24,189,148	22,080,133	22,080,133	22,080,133

Senior securities data(B):
Borrowings under credit facility at cost	$95,800	$36,200	$61,250	$31,000	$—	$—	$27,800
Short term loan	5,096	13,501	—	58,016	76,005	40,000	75,000
Mandatorily redeemable preferred stock	81,400	40,000	40,000	40,000	40,000	—	—
Asset coverage(C)	221%	336%	298%	272%	268%	534%	281%
Asset coverage per unit(D)	$2,207	$3,360	$2,978	$2,725	$2,676	$5,344	$2,814

Other unaudited data:
Number of portfolio companies	32	26	29	21	17	17	16
Average size of portfolio company investment at cost	$14,293	$13,849	$13,225	$15,544	$15,670	$11,600	$14,223
Principal amount of new investments	67,202	96,848	132,291	87,607	91,298	43,634	4,788
Proceeds from loan repayments and investments sold	5,358	78,236	83,415	28,424	27,185	97,491	90,240
Weighted average yield on investments(E)	12.6%	12.6%	12.6%	12.5%	12.3%	11.4%	11.0%
Total return(F)	(8.3)	18.5	23.5	4.7	5.6	38.6	79.8

(A)	Per share data for net (decrease) increase in net assets resulting from operations is based on the weighted average common stock outstanding for both basic and diluted.
(B)	See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included elsewhere in this prospectus supplement and accompanying prospectus for more information regarding our level of indebtedness.
(C)	As a BDC, we are generally required to maintain asset coverage (as defined in Section 18(h) of the 1940 Act) of at least 200% on our senior securities representing indebtedness and our senior securities that are stock. Our Series A Term Preferred Stock and Series B Term Preferred Stock are senior securities that are stock.
(D)	Asset coverage per unit is the asset coverage expressed in terms of dollar amounts per one thousand dollars of indebtedness.
(E)	Weighted average yield on investments equals interest income on investments divided by the weighted average interest-bearing debt investment balance throughout the year.
(F)	Total return equals the increase (decrease) of the ending market value over the beginning market value plus monthly distributions divided by the monthly beginning market value.

SELECTED QUARTERLY FINANCIAL DATA

The following tables set forth certain quarterly financial information for each of the eight quarters in the two fiscal years ended March 31, 2014 and the first three quarters of the fiscal year ending March 31, 2015. The information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the past fiscal year or for any future quarter.

	Quarter Ended
Fiscal Year 2015	June 30, 2014	September 30, 2014	December 31, 2014
Total investment income	$9,837	$9,071	$11,562
Net investment income	4,859	4,204	5,839
Net increase in net assets resulting from operations	10,770	2,697	7,589
Net increase in net assets resulting from operations per weighted average common share—basic & diluted	$0.41	$0.10	$0.29

	Quarter Ended
Fiscal Year 2014	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014
Total investment income	$7,398	$11,359	$8,696	$8,811
Net investment income	4,033	6,228	4,402	4,644
Net (decrease) increase in net assets resulting from operations	(6,519)	14,939	(10,686)	937
Net (decrease) increase in net assets resulting from operations per weighted average common share—basic & diluted	$(0.25)	$0.57	$(0.40)	$0.03

	Quarter Ended
Fiscal Year 2013	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013
Total investment income	$5,905	$6,974	$7,184	$10,475
Net investment income	3,238	3,451	3,952	5,847
Net (decrease) increase in net assets resulting from operations	(3,017)	(353)	4,699	15,950
Net (decrease) increase in net assets resulting from operations per weighted average common share—basic & diluted	$(0.13)	$(0.02)	$0.18	$0.60

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

(Dollar amounts in thousands, except per share data or unless otherwise indicated)

You should read the following analysis of our financial condition and results of operations in conjunction with our condensed consolidated financial statements and the related notes contained elsewhere in this prospectus supplement and in the accompanying prospectus.

OVERVIEW

General

We are an externally-managed, closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act. In addition, for U.S. federal income tax purposes, we have elected to be treated as a RIC under Subchapter M of the Code. As a BDC and a RIC, we are also subject to certain constraints, including limitations imposed by the 1940 Act and the Code.

We were incorporated under the General Corporation Law of the State of Delaware on February 18, 2005. We were established for the purpose of investing in debt and equity securities of established private businesses in the U.S. debt investments primarily come in the form of three types of loans: senior term loans, senior subordinated loans and junior subordinated debt. Equity investments primarily take the form of preferred or common equity (or warrants or options to acquire the foregoing), often in connection with buyouts and other recapitalizations. To a much lesser extent, we also invest in senior and subordinated syndicated loans. We seek to (1) achieve and grow current income by investing in debt securities of established businesses that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that we anticipate will grow over time and (2) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses that we hope will appreciate over time so that we can sell them for capital gains. We expect that our investment allocation over time will consist of approximately 80.0% in debt securities and 20.0% in equity securities. As of December 31, 2014, our investment allocation was 73.0% in debt securities and 27.0% in equity securities, at cost.

We focus on investing in small and medium-sized private U.S. businesses that meet certain of the following criteria which we believe will give us the best potential to sell our equity positions at a later date for capital gains: the potential for growth in cash flow, adequate assets for loan collateral, experienced management teams with a significant ownership interest in the borrower, profitable operations based on the borrower’s cash flow and reasonable capitalization of the borrower (usually by leveraged buyout funds or venture capital funds). We anticipate that liquidity in our equity position will be achieved through a merger or acquisition of the borrower, a public offering of the borrower’s stock or by exercising our right to require the borrower to repurchase our warrants, though there can be no assurance that we will always have these rights. We lend to borrowers that need funds to finance growth, restructure their balance sheets or effect a change of control. We invest by ourselves or jointly with other funds and/or management of the portfolio company, depending on the opportunity. If we are participating in an investment with one or more co-investors, our investment is likely to be smaller than if we were investing alone.

In July 2012, the SEC granted us an exemptive order that expanded our ability, under certain circumstances, to co-invest with Gladstone Capital and any future BDC or closed-end management investment company that is advised (or sub-advised if it controls the fund) by the Adviser or any combination of the foregoing subject to the conditions in the SEC’s order. We believe this ability to co-invest has enhanced and will continue to enhance our ability to further our investment objectives and strategies. Pursuant to this exemptive order, we co-invested with Gladstone Capital in one new proprietary investment during the three months ended December 31, 2014, as discussed under “—Investment Highlights .”

We are externally managed by the Adviser, an SEC registered investment adviser, and an affiliate of ours, pursuant to the Advisory Agreement. The Adviser manages our investment activities. We have also entered into the Administration Agreement with the Administrator, an affiliate of ours and the Adviser, whereby we pay separately for administrative services.

Our common stock, Series A Term Preferred Stock and Series B Term Preferred Stock are traded on NASDAQ under the symbols “GAIN”, “GAINP”, and “GAINO”, respectively.

Business Environment

The strength of the global economy and the U.S. economy, in particular, continues to be uncertain, although economic conditions generally appear to be improving, albeit slowly. The impacts from the 2008 recession in general, and the resulting disruptions in the capital markets in particular, have had lingering effects on our liquidity options and have increased our cost of debt and equity capital. Many of our portfolio companies, as well as those small and medium-sized companies that we evaluate for prospective investment, may remain vulnerable to the impacts of the uncertain economy. Concerns linger over the ability of the U.S. Congress to pass additional debt ceiling legislation prior to March 2015, given the budget impasse that resulted in the partial shutdown of the U.S. government in October 2013. Uncertain political, regulatory and economic conditions, including the current volatility of oil and gas demand and prices, could disproportionately impact some of the industries in which we have invested, causing us to be more vulnerable to losses in our portfolio, resulting in an increase in the number of our non-performing assets and a decrease in the fair market value of our portfolio.

We do not know if general economic conditions will continue to improve or if adverse conditions will recur and we do not know the full extent to which the inability of the U.S. government to address its fiscal condition in the near and long term will affect us. If market instability persists or intensifies, we may experience difficulty in successfully raising and investing capital. In summary, we believe we are in a prolonged economic recovery; however, we do not know the full extent to which the impact of the current economic conditions will affect us or our portfolio companies.

Portfolio Activity

While conditions remain challenging, we are seeing many new investment opportunities consistent with our investment strategy of providing a combination of debt and equity in support of management and sponsor-led buyouts of small and medium-sized companies in the U.S. During the three months ended December 31, 2014, we invested a total of $43.3 million in two new deals, resulting in a net expansion in our overall portfolio to 32 portfolio companies and an increase quarter over quarter of 13.6% in our portfolio at fair value. These new investments, along with our capital raising efforts discussed below, have allowed us to invest $375.3 million in 23 new debt and equity deals since October 2010.

During the three and nine months ended December 31, 2014, our new investments provided a weighted average current pay interest rate of 12.4% and 12.7%, a going in weighted average leverage of 5.0x and 4.7x, and a current weighted average life of 4.4 and 4.5 years, respectively, all based on the originating principal balances. For the three and nine months ended December 31, 2014, our new investments consisted of approximately 77.9% and 77.7% senior term loans and 22.1% and 22.3% equity investments, based on the originating principal balances, respectively.

These new investments, as well as the majority of our debt securities in our portfolio, have a success fee component, which enhances the yield on our debt investments. Unlike PIK income, we generally do not recognize success fees as income until they are received in cash. Due to their contingent nature, there are no guarantees that we will be able to collect any or all of these success fees or know the timing of such collections. As a result, as of December 31, 2014, we had unrecognized success fees of $23.5 million, or $0.89 per common share. Consistent with accounting principles generally accepted in the U.S. (“GAAP”), we have not recognized our success fee receivable on our balance sheet or our income statement.

The improved investing environment has presented us with an opportunity to realize gains and other income from four management-supported buyout liquidity events since June 2010, and in the aggregate, we have generated $54.5 million in realized gains and $13.1 million in other income, for a total increase to our net assets of $67.6 million. We believe each of these transactions was an equity-oriented investment success and exemplifies our investment strategy of striving to achieve returns through current income on the debt portion of our investments and capital gains from the equity portion. These successes, in part, enabled us to increase the monthly distribution 50.0% since March 2011, allowed us to declare and pay a $0.03 per common share one-time special distribution in fiscal year 2012, a $0.05 per common share one-time special distribution in November 2013, and a $0.05 per common share one-time special distribution in December 2014.

With the four liquidity events that resulted in realized gains since June 2010, we have nearly overcome our cumulative realized losses since inception that were primarily incurred during the recession and in connection with the sale of performing loans at a realized loss to pay off a former lender. We took the opportunity during the fiscal year ended March 31, 2014, to strategically sell our investments in two of our portfolio companies, ASH Holding Corp. (“ASH”) and Packerland Whey Products, Inc. (“Packerland”) to existing members of their management teams and other existing owners, respectively, which resulted in realized losses of $11.4 million and $1.8 million, respectively, as well as the write off our equity investments in Noble, which resulted in a realized loss of $3.4 million. These sales and write off, while at a realized loss, were accretive to our NAV in aggregate by $5.7 million, reduced our distribution requirements related to our realized gains and reduced the amount of our debt investments on non-accrual status.

Capital Raising Efforts

Despite the challenges that have existed in the economy for the past several years, we have been able to meet our capital needs through extensions and increases to our Credit Facility and by accessing the capital markets in the form of public offerings of stock. We have successfully extended our Credit Facility’s revolving period multiple times, most recently to June 2017 and increased the commitment from $60.0 million to $185.0 million, and in November 2014, we issued approximately 1.7 million shares of our Series B Term Preferred Stock for gross proceeds of $41.4 million. Refer to “— Liquidity and Capital Resources—Equity—Term Preferred Stock” for further discussion of our term preferred stock and “—Liquidity and Capital Resources—Revolving Credit Facility” for further discussion of our Credit Facility.

Although we were able to access the capital markets during 2014, we believe market conditions continue to affect the trading price of our common stock and thus our ability to finance new investments through the issuance of equity. On March 3, 2015, the closing market price of our common stock was $7.80, which represented a 8.8% discount to our December 31, 2014 NAV per share of $8.55. When our stock trades below NAV, our ability to issue equity is constrained by provisions of the 1940 Act, which generally prohibit the issuance and sale of our common stock at an issuance price below the then current NAV per share without stockholder approval, other than through sales to our then-existing stockholders pursuant to a rights offering.

At our 2014 Annual Meeting of Stockholders held on August 7, 2014, our stockholders approved a proposal authorizing us to issue and sell shares of our common stock at a price below our then current NAV per share, subject to certain limitations, including that the number of shares issued and sold pursuant to such authority does not exceed 25.0% of our then outstanding common stock immediately prior to each such sale, provided that our Board of Directors makes certain determinations prior to any such sale. This August 2014 stockholder authorization is in effect for one year from the date of stockholder approval. We sought and obtained stockholder approval concerning a similar proposal at the Annual Meeting of Stockholders held in August 2012, and with our Board of Directors’ subsequent approval, we issued shares of our common stock in October and November 2012 at a price per share below the then current NAV per share. The resulting proceeds, in part, have allowed us to grow the portfolio by making new investments, generate additional income through these new investments, provide us additional equity capital to help ensure continued compliance with regulatory tests and increase our debt capital while still complying with our applicable debt-to-equity ratios. Refer to “Liquidity and Capital Resources—Equity—Common Stock” for further discussion of our common stock

Regulatory Compliance

Our ability to seek external debt financing, to the extent that it is available under current market conditions, is further subject to the asset coverage limitations of the 1940 Act, which require us to have an asset coverage ratio (as defined in Section 18(h) of the 1940 Act), of at least 200.0% on our senior securities representing indebtedness and our senior securities that are stock, which we refer to collectively as “Senior Securities.” As of December 31, 2014, our asset coverage ratio was 220.7%. Our status as a RIC under Subchapter M of the Code, in addition to other requirements, also requires us, at the close of each quarter of the taxable year, to meet an asset diversification test, which requires that at least 50.0% of the value of our assets consists of cash, cash items, U.S. government securities or certain other qualified securities (the “50.0% threshold”). In the past, we have obtained this ratio by entering into a short-term loan at quarter end to purchase qualifying assets; however, a short term loan was not necessary in or for the nine months ended December 31, 2014. If the composition of our assets is not above the required 50.0% threshold by a significant margin at the end of any calendar quarter, we may have to obtain short-term loans to satisfy the 50% threshold. When deployed, this strategy, while allowing us to satisfy the 50.0% threshold for our RIC status, limits our ability to use increased debt capital to make new investments, due to our asset coverage ratio limitations under the 1940 Act.

Investment Highlights

During the nine months ended December 31, 2014, we disbursed $67.2 million in new debt and equity investments and extended $12.1 million of investments to existing portfolio companies through revolver draws or additions to term notes. From our initial public offering in June 2005 through December 31, 2014, we have made 228 investments in 111 companies for a total of approximately $1.0 billion, before giving effect to principal repayments on investments and divestitures.

Investment Activity

During the nine months ended December 31, 2014, the following significant transactions occurred:

•	In May 2014, NDLI Acquisition Inc. completed the purchase of certain of Noble’s assets out of bankruptcy. The resulting entity was listed as a portfolio company under NDLI Inc. on our accompanying Condensed Consolidated Schedules of Investments beginning in the period ended June 30, 2014.

•	In August 2014, we made a $1.8 million equity investment in Roanoke Industries Corp. (“Roanoke”), formerly known as Tread Real Estate Corp., which purchased the building owned by another one of our portfolio companies, Tread Corp. (“Tread”). This building has subsequently been leased back to Tread. The resulting entity was listed as a portfolio company under Roanoke Industries Corp. on our accompanying Condensed Consolidated Schedules of Investments beginning in the period ended December 31, 2014.

•	In September 2014, we invested $20.2 million in Cambridge Sound Management, Inc. (“Cambridge”) through a combination of debt and equity. Cambridge, based in Waltham, Massachusetts, is the developer of sound systems and solutions.

•	In October 2014, we invested $24.4 million in Old World Christmas, Inc. (“Old World”) through a combination of debt and equity. Old World, headquartered in Spokane, Washington, is a designer and distributor of an extensive collection of blown glass Christmas ornaments, table top figurines, vintage-style light covers and nostalgic greeting cards into the independent gift channel.

•	In December 2014, we invested $19.6 million in B+T Group Acquisition Inc. (“B+T”) through a combination of debt and equity. B+T, headquartered in Tulsa, Oklahoma, is a full-service provider of structural engineering, construction, and technical services to the wireless tower industry for tower upgrades and modifications. Gladstone Capital also participated as a co-investor by providing $8.4 million of debt and equity financing at the same price and terms as our investment.

•	In December 2014, B-Dry, LLC (“B-Dry”) was restructured, resulting in $2.0 million of senior term debt being converted into preferred equity.

Recent Developments

Executive Officers

On January 9, 2015, David Watson resigned as the Company’s chief financial officer and treasurer. On January, 13, 2015, our Board of Directors accepted Mr. Watson’s resignation and appointed Melissa Morrison, Gladstone Capital’s chief financial officer and treasurer, as the Company’s chief financial officer and treasurer.

Term Preferred Stock Offering

In November 2014, we completed a public offering of 1,656,000 shares of our Series B Term Preferred Stock at a public offering price of $25.00 per share. Gross proceeds totaled $41.4 million and net proceeds, after deducting underwriting discounts and offering expenses borne by us, were $39.7 million. We incurred $1.7 million in total offering costs related to these transactions, which have been recorded as deferred financing costs on our accompanying Condensed Consolidated Statements of Assets and Liabilities and is being amortized over the period ending December 31, 2021, the mandatory redemption date. Refer to “Liquidity and Capital Resources—Equity—Term Preferred Stock” for further discussion of our term preferred stock.

Credit Facility Extension and Expansion

On June 26, 2014, we, through our wholly-owned subsidiary, Gladstone Business Investment (“Business Investment”), entered into an amendment to our Credit Facility originally entered into on April 30, 2013 to extend the revolving period and reduce the interest rate of our revolving line of credit. The revolving period was extended 14 months to June 26, 2017. We incurred fees of $0.4 million in connection with this amendment, which are being amortized through our Credit Facility’s revolver period end date of June 26, 2017.

On September 19, 2014, we further increased our borrowing capacity under our Credit Facility from $105.0 million to $185.0 million (with a total commitment up to $250.0 million through additional commitments of existing or new committed lenders) by entering into Joinder Agreements pursuant to our Credit Facility, by and among Business Investment, Key Equipment, the Adviser and each of East West Bank, Manufacturers and Traders Trust, Customers Bank and Talmer Bank and Trust. We incurred fees of $1.3 million in connection with this expansion, which are being amortized through our Credit Facility’s revolver period end date of June 26, 2017. Refer to “Liquidity and Capital Resources—Revolving Credit Facility” for further discussion of our Credit Facility.

Registration Statement

On June 3, 2014, we filed Post-Effective Amendment No. 3 to the registration statement on Form N-2 (File No. 333-181879), and subsequently filed a Post-Effective Amendment No. 4 to the registration statement on September 2, 2014, which the SEC declared effective on September 4, 2014. The registration statement permits us to issue, through one or more transactions, up to an aggregate of $300.0 million in securities, consisting of common stock, preferred stock, subscription rights, debt securities and warrants to purchase common or preferred stock, including through a combined offering of two or more of such securities. We currently have the ability to issue up to $225.6 million in securities under the registration statement.

RESULTS OF OPERATIONS

Comparison of the Three Months Ended December 31, 2014, to the Three Months Ended December 31, 2013

	For the Three Months Ended December 31,
	2014	2013	$ Change	% Change
INVESTMENT INCOME
Interest income	$9,732	$7,593	$2,139	28.2%
Other income	1,830	1,103	727	65.9

Total investment income	11,562	8,696	2,866	33.0

EXPENSES
Base management fee	1,927	1,515	412	27.2
Incentive fee	1,460	1,100	360	32.7
Administration fee	226	239	(13)	(5.4)
Interest and dividend expense	2,127	1,108	1,019	92.0
Amortization of deferred financing costs	404	262	142	54.2
Other	446	852	(406)	(47.7)

Expenses before credits from Adviser	6,590	5,076	1,514	29.8
Credits to Adviser fees	(867)	(782)	85	10.9

Total expenses net of credits to fees	5,723	4,294	1,429	33.3

NET INVESTMENT INCOME	5,839	4,402	1,437	32.6

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on investments	(209)	(13,115)	12,906	98.4
Net realized loss on other	—	(29)	29	100.0
Net unrealized appreciation (depreciation) of investments	1,959	(2,310)	4,269	NM
Net unrealized depreciation of other	—	366	(366)	(100.0)

Net realized and unrealized gain (loss)	1,750	(15,088)	16,838	NM

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,589	$(10,686)	$18,275	NM

BASIC AND DILUTED PER COMMON SHARE:
Net investment income	$0.22	$0.17	$0.05	29.4%

Net increase (decrease) in net assets resulting from operations	$0.29	$(0.40)	$0.69	172.5%

NM = Not Meaningful

Investment Income

Total investment income increased by 33.0% for the three months ended December 31, 2014, as compared to the prior year period. This increase was due to an increase in both other income and also interest income, which resulted from an increase in the size of our portfolio during the three months ended December 31, 2014.

Interest income from our investments in debt securities increased 28.2% for the three months ended December 31, 2014, as compared to the prior year period. The level of interest income from investments is directly related to the principal balance of our interest-bearing investment portfolio outstanding during the period multiplied by the weighted average yield. The weighted average principal balance of our interest-bearing investment portfolio during the three months ended December 31, 2014, was approximately $307.7 million, compared to approximately $237.5 million for the prior year period. This increase was primarily due to approximately $95.9 million in new investments originated after December 31, 2013, including Head Country Inc. (“Head Country”), Edge Adhesives Holdings, Inc. (“Edge”), Roanoke, Cambridge, Old World, and B+T.

At December 31, 2014, loans of one portfolio company, Tread, were on non-accrual status, with an aggregate weighted average principal balance of $11.0 million during the three months ended December 31, 2014. Our loans to Tread on non-accrual status had an aggregate weighted average principal balance of $14.1 million during the three months ended December 31, 2013. The weighted average yield on our interest-bearing investments was 12.5% and 12.7% for the three months ended December 31, 2014 and 2013, excluding cash and cash equivalents and receipts recorded as other income, respectively. The weighted average yield varies from period to period, based on the current stated interest rate on interest-bearing investments.

The following table lists the investment income for our five largest portfolio company investments based on fair value during the respective periods:

	As of December 31, 2014		Three months ended December 31, 2014
Portfolio Company	Fair Value	% of Portfolio	Investment Income	% of Total Investment Income
SOG Specialty Knives and Tools, LLC	$24,940	6.4%	$1,170	10.1%
Old World Christmas, Inc.(A)	24,380	6.2	513	4.4
Acme Cryogenics, Inc.	22,942	5.8	426	3.7
Cambridge Sound Management, LLC(B)	22,556	5.7	511	4.5
Funko, LLC	19,011	4.8	249	2.2

Subtotal—five largest investments	113,829	28.9	2,869	24.9
Other portfolio companies	280,316	71.1	8,693	75.1

Total investment portfolio	$394,145	100.0%	$11,562	100.0%

	As of December 31, 2013		Three months ended December 31, 2013
Portfolio Company	Fair Value	% of Portfolio	Investment Income	% of Total Investment Income
Acme Cryogenics, Inc.	$27,719	9.5%	$426	4.9%
SOG Specialty Knives and Tools, LLC	27,271	9.4	670	7.7
Galaxy Tool Holding Corp.	19,743	6.8	535	6.2
Alloy Die Casting Corp.(A)	16,320	5.6	421	4.8
Schylling Investments, LLC	16,160	5.6	532	6.1

Subtotal—five largest investments	107,213	36.9	2,584	29.7
Other portfolio companies	183,514	63.1	6,112	70.3

Total investment portfolio	$290,727	100.0%	$8,696	100.0%

(A)	New investment during the applicable period.
(B)	Investment added in September 2014.

Other income increased 65.9% from the prior year period. During the three months ended December 31, 2014, other income primarily consisted of $1.3 million of dividends received from Mathey Investments, Inc. (“Mathey”) and $0.5 million resulting from prepayments of success fees received from SOG Specialty Knives and Tools, LLC (“SOG”), respectively. During the three months ended December 31, 2013, other income primarily consisted of $0.2 million and $0.8 million in success fee income resulting from debt investment repayments received from Cavert II Holding Corp. (“Cavert”) and Channel Technologies Group, LLC (“Channel”), respectively.

Expenses

Total expenses, excluding any voluntary, irrevocable and non-contractual credits from the Adviser to the base management and incentive fees, increased 29.8% for the three months ended December 31, 2014, as compared to the prior year period, primarily due to an increase in the base management fee, interest and dividend expense, and incentive fee as compared to the prior year period. This was partially offset by a decrease in other expenses for the three months ended December 31, 2014, as compared to the prior year period.

The base management fee increased for the three months ended December 31, 2014, as compared to the prior year period, as a result of the increased size of our portfolio over the respective periods. An incentive fee of $1.5 million was earned by the Adviser during the three months ended December 31, 2014, compared to an incentive fee of $1.1 million for the prior year period. The base management fees, incentive fees, and their related unconditional and irrevocable voluntary credits are computed quarterly, as described under “Investment Advisory and Management Agreement” in Note 4 of the notes to our accompanying Condensed Consolidated Financial Statements and are summarized in the following table:

	Three Months Ended December 31,
	2014	2013
Average gross assets subject to base management fee(A)	$385,400	$303,000
Multiplied by prorated annual base management fee of 2.0%	0.5%	0.5%

Base management fee(B)	1,927	1,515
Other credits to Adviser fees(B)	(867)	(782)

Net base management fee	$1,060	$733

Incentive fee(B)	$1,460	$1,100

(A)	Average gross assets subject to the base management fee is defined as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the applicable quarters within the respective periods and adjusted appropriately for any share issuances or repurchases during the periods.
(B)	Reflected, on a gross basis, as a line item on our accompanying Condensed Consolidated Statement of Operations .

Interest and dividend expense increased 92.0% for the three months ended December 31, 2014, as compared to the prior year period , primarily due to increased average borrowings under our Credit Facility. The weighted average balance outstanding on our Credit Facility during the three months ended December 31, 2014, was $97.6 million, as compared to $19.5 million in the prior year period. The increase in average borrowings under our Credit Facility was partially offset by the decrease in interest rate due to an amendment of our Credit Facility that occurred in June 2014. The dividend expense also increased with the offering of our Series B Term Preferred Stock in November 2014. We paid distributions on the Series B Term Preferred Stock for the pro-rated month of November 2014 and the full month of December 2014, which distribution represented a $0.4 million increase from the prior year period, when the Series B Term Preferred Stock was not yet outstanding.

Other expenses decreased 47.7% for the three months ended December 31, 2014, as compared to the prior year period, primarily due to a decrease in the excise tax expense of $0.1 million and also a decrease in legal expenses, as compared to the prior year period.

Realized and Unrealized (Loss) Gain on Investments

Realized Loss

During the three months ended December 31, 2014, we recorded a realized loss on investments of $0.2 million relating to post-closing adjustments on previous investment exits. During the three months ended December 31, 2013, we recorded a net realized loss of $13.1 million related to the ASH and Packerland exits.

Unrealized Appreciation (Depreciation)

During the three months ended December 31, 2014, we recorded net unrealized appreciation of investments in the aggregate amount of $2.0 million.

The realized loss and unrealized appreciation (depreciation) across our investments for the three months ended December 31, 2014, were as follows:

	Three months ended December 31, 2014
Portfolio Company	Realized Loss	Unrealized Appreciation (Depreciation)	Net Gain (Loss)
Funko, LLC	$—	$3,648	$3,648
Cambridge Sound Management, LLC	—	3,056	3,056
Drew Foam Company, Inc.	—	1,475	1,475
Ginsey Home Solutions, Inc.	—	1,450	1,450
Tread Corp.	—	1,290	1,290
Head Country Inc.	—	1,123	1,123
Alloy Die Casting Corp.	—	973	973
SOG Specialty K&T, LLC	—	951	951
Mathey Investments, Inc.	—	440	440
Danco Acquisition Corp.	—	203	203
Frontier Packaging, Inc.	—	(231)	(231)
Edge Adhesives Holdings, Inc.	—	(451)	(451)
Jackrabbit, Inc.	—	(460)	(460)
Meridian Rack & Pinion, Inc.	—	(678)	(678)
NDLI Inc.	—	(709)	(709)
Country Club Enterprises, LLC	—	(784)	(784)
Channel Technologies Group, LLC	—	(831)	(831)
Mitchell Rubber Products, Inc.	—	(1,883)	(1,883)
B-Dry, LLC	—	(2,517)	(2,517)
Acme Cryogenics, Inc.	—	(4,197)	(4,197)
Other, net (<$250 Net)	(209)	91	(118)

Total	$(209)	$1,959	$1,750

The primary reason for the change in our net unrealized appreciation of $2.0 million for the three months ended December 31, 2014, was an increase in the equity valuation of two of our portfolio companies, Funko, LLC (“Funko”) and Cambridge, due to an increase in company performance and, to a lesser extent, an increase in certain comparable multiples used to estimate the fair value of our investments. This was partially offset by decreased performance in several of our portfolio companies.

During the three months ended December 31, 2013, we recorded net unrealized depreciation of investments in the aggregate amount of $2.3 million, which included the reversal of $13.2 million in aggregate unrealized depreciation, primarily related to the sales of ASH and Packerland. Excluding reversals, we had $15.5 million in net unrealized depreciation of investments for the three months ended December 31, 2013.

The realized losses and gains and unrealized appreciation (depreciation) across our investments for the three months ended December 31, 2013, were as follows:

	Three months ended December 31, 2013
Portfolio Company	Realized (Loss) Gain	Unrealized Appreciation (Depreciation)	Reversal of Unrealized Depreciation (Appreciation)	Net Gain (Loss)
Auto Safety House, LLC(A)	$(11,402)	$4,938	$11,410	$4,946
SOG Specialty K&T, LLC	—	3,140	—	3,140
Quench Holdings Corp.	—	2,864	—	2,864
Mitchell Rubber Products, Inc.	—	951	—	951
Packerland Whey Products, Inc.(B)	(1,754)	—	2,500	746
Cavert II Holding Corp	—	58	(175)	(117)
Drew Foam Companies, Inc.	—	(480)	—	(480)
B-Dry, LLC	—	(502)	—	(502)
Channel Technologies Group, LLC	—	(232)	(583)	(815)
SBS, Industries, LLC	—	(1,606)	—	(1,606)
Country Club Enterprises, LLC	—	(1,777)	—	(1,777)
Mathey Investments, Inc.	—	(1,806)	—	(1,806)
Star Seed, Inc.	—	(1,862)	—	(1,862)
Precision Southeast, Inc.	—	(2,168)	—	(2,168)
Ginsey Holdings, Inc.	—	(2,229)	—	(2,229)
Jackrabbit, Inc.	—	(3,245)	—	(3,245)
Noble Logistics, Inc.	—	(3,448)	—	(3,448)
Schylling Investments, LLC	—	(3,840)	—	(3,840)
Galaxy Tool Holding Corp.	—	(4,413)	—	(4,413)
Other, net (<$250 Net)	41	195	—	236

Total	$(13,115)	$(15,462)	$13,152	$(15,425)

(A)	ASH equity investment was sold in October 2013.
(B)	Packerland investment was sold in November 2013.

Excluding reversals, the primary changes in our net unrealized depreciation of $15.5 million for the three months ended December 31, 2013, were due to decreased equity valuations in several of our portfolio companies, primarily due to a decrease in certain comparable multiples used to estimate the fair value of our investments and a decrease in portfolio company performance.

Over our entire investment portfolio, we recorded approximately $1.7 million of net unrealized depreciation on our debt positions and $3.7 million of net unrealized appreciation on our equity holdings for the three months ended December 31, 2014. At December 31, 2014, the fair value of our investment portfolio was less than our cost basis by approximately $63.2 million, as compared to $65.2 million at September 30, 2014, representing net unrealized appreciation of $2.0 million for the three months ended December 31, 2014. We believe that our aggregate investment portfolio is valued at a depreciated value due to the lingering effects of the recent recession on the performance of certain of our portfolio companies. Our entire portfolio was fair valued at 86.2% of cost as of December 31, 2014. The unrealized depreciation of our investments does not have an impact on our current ability to pay distributions to stockholders; however, it may be an indication of future realized losses, which could ultimately reduce our income available for distribution.

Unrealized Gain on Other

Net Unrealized Depreciation on Borrowings

There was no unrealized appreciation or depreciation of our Credit Facility recognized for the three months ended December 31, 2014. During the three months ended December 31, 2013, there was net unrealized depreciation of $0.4 million on our Credit Facility. Our Credit Facility was fair valued at $95.8 million and $61.7 million as of December 31 and March 31, 2014, respectively.

Comparison of the Nine Months Ended December 31, 2014, to the Nine Months Ended December 31, 2013

	Nine Months Ended December 31,
	2014	2013	$ Change	% Change
INVESTMENT INCOME
Interest income	$26,706	$22,481	$4,225	18.8%
Other income	3,764	4,972	(1,208)	(24.3)

Total investment income	30,470	27,453	3,017	11.0

EXPENSES
Base management fee	5,337	4,625	712	15.4
Incentive fee	3,726	2,822	904	32.0
Administration fee	670	638	32	5.0
Interest and dividend expense	5,010	3,607	1,403	38.9
Amortization of deferred financing fees	940	761	179	23.5
Other	1,740	1,964	(224)	(11.4)

Expenses before credits from Adviser	17,423	14,417	3,006	20.9
Credits to Adviser fees	(1,855)	(1,627)	(228)	(14.0)

Total expenses net of credits to fee	15,568	12,790	2,778	21.7

NET INVESTMENT INCOME	14,902	14,663	239	1.6

REALIZED AND UNREALIZED (LOSS) GAIN
Net realized (loss) gain on investments	(221)	11,689	(11,910)	NM
Net realized loss on other	—	(29)	29	100.0
Net unrealized appreciation (depreciation) of investments	5,924	(29,400)	35,324	NM
Net unrealized depreciation of other	451	811	(360)	(44.4)

Net realized and unrealized gain (loss)	6,154	(16,929)	23,083	NM

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$21,056	$(2,266)	$23,322	1,029.2%

BASIC AND DILUTED PER COMMON SHARE:
Net investment income	$0.56	$0.55	$0.01	1.8%

Net increase (decrease) in net assets resulting from operations	$0.80	$(0.09)	$0.89	988.9%

NM = Not Meaningful

Total investment income increased by 11.0% for the nine months ended December 31, 2014, as compared to the prior year period. This increase was primarily due an overall increase in interest income in the nine months ended December 31, 2014, as a result of an increase in the size of our loan to portfolio during the nine months ended December 31, 2014. This was partially offset by a decrease in other income during the nine months ended December 31, 2014 as compared to the prior year period, due to success fee and dividend income resulting from our exit from Venyu Solutions, Inc. (“Venyu”) during the nine months ended December 31, 2013.

Interest income from our investments in debt securities increased 18.8% for the nine months ended December 31, 2014, as compared to the prior year period. The level of interest income from investments is directly related to the principal balance of our interest-bearing investment portfolio outstanding during the period multiplied by the weighted average yield. The weighted average principal balance of our interest-bearing investment portfolio during the nine months ended December 31, 2014, was approximately $282.1 million, compared to approximately $236.7 million for the prior year period. This increase was primarily due to approximately $95.9 million in new investments originated after December 31, 2013, including Head Country, Edge, Roanoke, Cambridge, Old World, and B+T.

At December 31, 2014, loans to one portfolio company, Tread, were on non-accrual status, with an aggregate weighted average principal balance of $11.6 million during the nine months ended December 31, 2014. As of December 31, 2013, our loans to Tread were on non-accrual status. ASH, which was on non-accrual status as of September 30, 2013, was sold to certain members of its existing management team during the three months ended December 31, 2013. As a result of the sale, we retained a $5.0 million accruing revolving credit facility in ASH, which was no longer on non-accrual status as of December 31, 2013. The non-accrual aggregate weighted average principal balance was $22.4 million during the nine months ended December 2013. The weighted average yield on our interest-bearing investments was 12.6% for the nine months ended December 31, 2014 and 2013, excluding cash and cash equivalents and receipts recorded as other income. The weighted average yield varies from period to period, based on the current stated interest rate on interest-bearing investments.

The following table lists the investment income from investments for our five largest portfolio company investments based on fair value during the respective periods:

	As of December 31, 2014		Nine Months Ended December 31, 2014
Portfolio Company	Fair Value	% of Portfolio	Investment Income	% of Total Investment Income
SOG Specialty Knives and Tools, LLC	$24,940	6.4%	$2,536	8.3%
Old World Christmas, Inc.(A)	24,380	6.2	513	1.7
Acme Cryogenics, Inc.	22,942	5.8	1,274	4.2
Cambridge Sound Management, LLC(A)	22,556	5.7	517	1.7
Funko, LLC	19,011	4.8	833	2.7

Subtotal—five largest investments	113,829	28.9	5,673	18.6
Other portfolio companies	280,316	71.1	24,797	81.4

Total investment portfolio	$394,145	100.0%	$30,470	100.0%

	As of December 31, 2013		Nine Months Ended December 31, 2013
Portfolio Company	Fair Value	% of Portfolio	Investment Income	% of Total Investment Income
Acme Cryogenics, Inc.	$27,719	9.5%	$1,274	4.6%
SOG Specialty Knives and Tools, LLC	27,271	9.4	2,002	7.3
Galaxy Tool Holding Corp.	19,743	6.8	1,601	5.8
Alloy Die Casting Corp.(A)	16,320	5.6	421	1.5
Schylling Investments, LLC(A)	16,160	5.6	844	3.1

Subtotal—five largest investments	107,213	36.9	6,142	22.3
Other portfolio companies	183,514	63.1	21,311	77.7

Total investment portfolio	$290,727	100.0%	$27,453	100.0%

(A)	New investment during the applicable period.

Other income decreased 24.3% from the prior year period. During the nine months ended December 31, 2014, other income primarily consisted of $2.3 million of dividend income received from Mathey and $0.5 million of prepayments of success fees from SOG. During the nine months ended December 31, 2013, other income primarily consisted of a combined $3.3 million in success fee and dividend income received in connection with the exit of Venyu and $0.8 million and $0.2 million in success fee income resulting from prepayments received from Channel and Cavert, respectively.

Expenses

Total expenses, excluding any voluntary, irrevocable and non-contractual credits to the base management and incentive fees, increased 20.9% for the nine months ended December 31, 2014, as compared to the prior year period, primarily due to an increase in the base management fee, incentive fee, and interest and dividend expense, as compared to the prior year period.

The base management fee increased for the nine months ended December 31, 2014, as compared to the prior year period, as a result of the increased size of our portfolio over the respective periods. Additionally, an incentive fee of $3.7 million was earned by the Adviser during the nine months ended December 31, 2014, compared to $2.8 million for the prior year period. The base management fees, incentive fees, and their related unconditional and irrevocable voluntary credits are computed quarterly, as described under “Investment Advisory and Management Agreement” in Note 4 of the notes to our accompanying Condensed Consolidated Financial Statements and are summarized in the following table:

	Nine Months Ended December 31,
	2014	2013
Average gross assets subject to base management fee(A)	$355,800	$308,333
Multiplied by prorated annual base management fee of 2.0%	1.5%	1.5%

Base management fee(B)	5,337	4,625
Other credits to Adviser fees(B)	(1,855)	(1,627)

Net base management fee	$3,482	$2,998

Incentive fee(B)	$3,726	$2,822

(A)	Average gross assets subject to the base management fee is defined as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the applicable quarters within the respective periods and adjusted appropriately for any share issuances or repurchases during the periods.
(B)	Reflected, on a gross basis, as a line item on our accompanying Condensed Consolidated Statement of Operations.

Interest and dividend expense increased 38.9% for the nine months ended December 31, 2014, as compared to the prior year period , primarily due to increased average borrowings under our Credit Facility. The weighted average balance outstanding on our Credit Facility during the nine months ended December 31, 2014, was $74.4 million, as compared to $31.1 million in the prior year period. The increase in average borrowings under our Credit Facility was partially offset by the decrease in interest rate due to an amendment of our Credit Facility that occurred in June 2014. The dividend expense also increased with the offering of our Series B Term Preferred Stock in November 2014. We paid distributions on the Series B Term Preferred Stock for the pro-rated month of November 2014 and the full month of December 2014, which distribution represented a $0.4 million increase from the prior year period, when the Series B Term Preferred Stock was not yet outstanding.

Realized and Unrealized (Loss) Gain on Investments

Realized (Loss) Gain

During the nine months ended December 31, 2014, we recorded a realized loss on investments of $0.2 million relating to post-closing adjustments on previous investment exits. During the nine months ended December 31, 2013, we recorded a net realized gain of $11.7 million related to the $24.8 million gain on the Venyu sale, partially offset by the realized losses of $11.4 million and $1.7 million related to the equity sales of ASH and Packerland, respectively.

Unrealized Appreciation (Depreciation)

During the nine months ended December 31, 2014, we recorded net unrealized appreciation of investments in the aggregate amount of $5.9 million.

The realized loss and unrealized appreciation (depreciation) across our investments for the nine months ended December 31, 2014, were as follows:

	Nine months ended December 31, 2014
Portfolio Company	Realized Loss	Unrealized Appreciation (Depreciation)	Net Gain (Loss)
Funko, LLC	$—	$7,093	$7,093
Jackrabbit, Inc.	—	5,904	5,904
NDLI Inc.	—	3,755	3,755
Cambridge Sound Management, LLC	—	3,056	3,056
Mathey Investments, Inc.	—	2,749	2,749
SBS, Industries, LLC	—	1,894	1,894
Drew Foam Company, Inc.	—	1,893	1,893
Alloy Die Casting Corp.	—	1,583	1,583
Tread Corp.	—	1,007	1,007
Edge Adhesives Holdings, Inc.	—	416	416
Venyu Solutions, Inc.(A)	(220)	—	(220)
Quench Holdings Corp.	—	(303)	(303)
Meridian Rack & Pinion, Inc.	—	(557)	(557)
Head Country Inc.	—	(1,120)	(1,120)
Country Club Enterprises, LLC	—	(1,565)	(1,565)
SOG Specialty K&T, LLC	—	(1,699)	(1,699)
Channel Technologies Group, LLC	—	(1,843)	(1,843)
Danco Acquisition Corp.	—	(2,308)	(2,308)
B-Dry, LLC	—	(2,778)	(2,778)
Galaxy Tool Holding Corp.	—	(2,992)	(2,992)
Acme Cryogenics, Inc.	—	(3,958)	(3,958)
Mitchell Rubber Products, Inc.	—	(4,166)	(4,166)
Other, net (<$250 Net)	(1)	(137)	(138)

Total	$(221)	$5,924	$5,703

(A)	Venyu was sold in August 2013.

The primary changes in our net unrealized appreciation for the nine months ended December 31, 2014, were due to an increase in equity valuations in several of our portfolio companies, primarily due to increased portfolio company performance and increases in certain comparable multiples used to estimate the fair value of our investments.

During the nine months ended December 31, 2013, we recorded net unrealized depreciation of investments in the aggregate amount of $29.4 million, which included the reversal of a net $4.2 million in net unrealized appreciation, related to the sale of Venyu, ASH, and Packerland, and debt repayments of Cavert and Channel. Excluding reversals, we had $25.2 million in net unrealized depreciation for the nine months ended December 31, 2013.

The realized gains (losses) and unrealized appreciation (depreciation) across our investments for the nine months ended December 31, 2013, were as follows:

	Nine months ended December 31, 2013
Portfolio Company	Realized Gain (Loss)	Unrealized Appreciation (Depreciation)	Reversal of Unrealized (Appreciation) Depreciation	Net Gain (Loss)
Venyu Solutions, Inc.(A)	$24,804	$(1,596)	$(17,374)	$5,834
Auto Safety House, LLC(B)	(11,402)	4,938	11,410	4,946
Quench Holdings Corp.	—	2,824	—	2,824
Channel Technologies Group, LLC	—	2,921	(583)	2,338
Frontier Packaging, Inc.	—	1,734	—	1,734
Funko, LLC	—	1,043	—	1,043
Packerland Whey Products, Inc.(C)	(1,754)	(369)	2,500	377
Cavert II Holding Corp	—	145	(175)	(30)
Mitchell Rubber Products, Inc.	—	(602)	—	(602)
Star Seed, Inc.	—	(936)	—	(936)
Tread Corp.	—	(1,110)	—	(1,110)
Galaxy Tool Holding Corp.	—	(1,133)	—	(1,133)
Mathey Investments, Inc.	—	(1,697)	—	(1,697)
SOG Specialty K&T, LLC	—	(2,551)	—	(2,551)
Drew Foam Company, Inc.	—	(2,645)	—	(2,645)
Precision Southeast, Inc.	—	(3,227)	—	(3,227)
Noble Logistics, Inc.	—	(3,832)	—	(3,832)
Schylling Investments, LLC	—	(3,840)	—	(3,840)
B-Dry, LLC	—	(4,013)	—	(4,013)
SBS, Industries, LLC	—	(4,414)	—	(4,414)
Ginsey Home Solutions, Inc.	—	(6,731)	—	(6,731)
Other, net (<$250 Net)	41	(87)	—	(46)

Total	$11,689	$(25,178)	$(4,222)	$(17,711)

(A)	Venyu was sold in August 2013.
(B)	ASH equity investment was sold in October 2013.
(C)	Packerland equity investment was sold in November 2013.

The primary changes in our net unrealized depreciation for the nine months ended December 31, 2013, were due to decreased equity valuations in several of our portfolio companies, primarily due to decreased portfolio company performance and decreases in certain comparable multiples used to estimate the fair value of our investments.

Over our entire investment portfolio, we recorded, in the aggregate, approximately $1.7 million and $4.2 million of net unrealized appreciation on our debt and equity investments, respectively, for the nine months ended December 31, 2014. As of December 31, 2014, the fair value of our investment portfolio was less than our cost basis by approximately $63.2 million, as compared to $69.1 million at March 31, 2014, representing net unrealized appreciation of $5.9 million for the nine months ended December 31, 2014. We believe that our aggregate investment portfolio is valued at a depreciated value due to the lingering effects of the recent recession on the performance of certain of our portfolio companies. Our entire portfolio was fair valued at 86.2% of cost as of December 31, 2014. The unrealized depreciation of our investments does not have an impact on our current ability to pay distributions to stockholders; however, it may be an indication of future realized losses, which could ultimately reduce our income available for distribution.

Realized and Unrealized (Loss) Gain on Other

Realized Loss on Interest Rate Cap

We recorded no realized gains (losses) on interest rate caps during the nine months ended December 31, 2014. For the nine months ended December 31, 2013, we recorded a net realized loss of $29, due to the expiration of our interest rate cap agreement.

Net Unrealized Depreciation (Appreciation) on Borrowings

For the nine months ended December 31, 2014 and 2013, we recorded $0.5 million and $0.8 million, respectively, of net unrealized depreciation.

LIQUIDITY AND CAPITAL RESOURCES

Operating Activities

Net cash used in operating activities for the nine months ended December 31, 2014, was approximately $56.6 million, as compared to $11.3 million during the nine months ended December 31, 2013. Even though we disbursed $100.1 million in the prior year period to purchase investments compared to $79.3 million in the current period, the prior year period had significant cash inflows from the sale of Venyu to offset the purchase of investments. The sale of Venyu in August 2013 resulted in proceeds of $30.8 million and principal repayments of $19.0 million. Our cash flows from operations generally come from cash collections of interest and dividend income from our portfolio companies, as well as cash proceeds received through repayments of loan investments and sales of equity investments. These cash collections are primarily used to pay distributions to our stockholders, interest payments on our Credit Facility, dividend payments on our two series of term preferred stock, management fees to the Adviser, and other entity-level expenses.

As of December 31, 2014, we had equity investments in or loans to 32 private companies with an aggregate cost basis of approximately $457.4 million. As of December 31, 2013, we had equity investments in or loans to 26 private companies with an aggregate cost basis of approximately $360.1 million. The following table summarizes our total portfolio investment activity during the nine months ended December 31, 2014 and 2013:

	Nine Months Ended December 31,
	2014	2013
Beginning investment portfolio, at fair value	$314,393	$286,482
New investments	67,202	96,848
Disbursements to existing portfolio companies	12,127	3,286
Increase in investment balance due to PIK	78	58
Scheduled principal repayments	(878)	(110)
Unscheduled principal repayments	(4,701)	(46,524)
Net proceeds from sales	221	(31,602)
Net realized (loss) gain	(221)	11,689
Net unrealized appreciation (depreciation)	5,924	(25,178)
Reversal of net unrealized appreciation	—	(4,222)

Ending investment portfolio, at fair value	$394,145	$290,727

The following table summarizes the contractual principal repayment and maturity of our investment portfolio by fiscal year, assuming no voluntary prepayments, as of December 31, 2014:

			Amount
For the remaining three months ending March 31:	2015		$25,224
For the fiscal year ending March 31:	2016		48,529
	2017		24,915
	2018		89,159
	2019		84,181
	Thereafter		60,920

		Total contractual repayments	$332,928
	Investments in equity securities		124,437

		Total cost basis of investments held at December 31, 2014:	$457,365

Financing Activities

Net cash provided by financing activities for the nine months ended December 31, 2014, was approximately $57.0 million, which consisted primarily of $34.6 million of net borrowings on our Credit Facility. In addition, we had proceeds from the issuance of our Series B Term Preferred Stock in November 2014 of $41.4 million, which was partially offset by $15.6 million in distributions to common stockholders. Net cash used in financing activities for the nine months ended December 31, 2013, was approximately $59.5 million and consisted primarily of net repayments of our short-term borrowings of $49.5 million and distributions to common stockholders of $14.0 million, partially offset by $5.2 million in net borrowings from our Credit Facility.

Distributions

To qualify to be taxed as a RIC and thus avoid corporate level tax on the income we distribute to our stockholders, we are required under Subchapter M of the Code, to distribute to our stockholders at least 90.0% of our ordinary income and realized net short-term capital gains in excess of realized net long-term losses, if any, to our stockholders on an annual basis. In accordance with these requirements, we declared and paid monthly cash distributions of $0.06 per common share for each of the nine months from April 2014 through December 2014, as well as a one-time special distribution of $0.05 in December 2014. In January 2015, our Board of Directors also declared a monthly distribution of $0.06 per common share for each of January, February and March 2015. Our Board of Directors declared these distributions based on estimates of net taxable income for the fiscal year ending March 31, 2015.

For our federal income tax reporting purposes, we determine the tax characterization of our common distributions as of the end of our fiscal year based upon our taxable income for the full fiscal year and distributions paid during the full fiscal year. Therefore, a determination of tax attributes made on a quarterly basis may not be representative of the actual tax attributes of distributions for a full fiscal year. If we determined the tax attributes of our distributions as of December 31, 2014, 100.0% would be from ordinary income. For the nine months ended December 31, 2014, we recorded a $0.3 million adjustment for estimated book-tax differences which decreased capital in excess of par value and increased net investment income in excess of distributions. For the fiscal year ended March 31, 2014, our distributions to common stockholders totaled $18.8 million, and were less than our taxable income over the same year. At March 31, 2014, we elected to treat $3.9 million, of the first distribution paid after fiscal year-end as having been paid in the prior fiscal year, in accordance with Section 855(a) of the Code. Additionally, the covenants in our Credit Facility generally restrict the amount of distributions that we can pay out to be no greater than our net investment income.

We also declared and paid monthly cash distributions of $0.1484375 per share to holders of our Series A Term Preferred Stock for each of the nine months from April 2014 through December 2014. For the nine months ended December 31, 2014, our Board of Directors declared and we paid distributions for the pro-rated month of November 2014 and the full month of December 2014 in aggregate of $0.2250 to our holders of Series B Term Preferred Stock. In January 2015, our Board of Directors also declared a monthly distribution of $0.1484375 and $0.140625 per preferred share for each of January, February and March 2015 to the holders of our Series A Term Preferred Stock and Series B Term Preferred Stock, respectively. In accordance with GAAP, we treat these monthly distributions as an operating expense. The tax character of distributions paid by us to preferred stockholders generally constitute ordinary income to the extent of our current and accumulated earnings and profits.

Equity

Registration Statement

We filed a registration statement on Form N-2 (File No. 333-181879) with the SEC on June 4, 2012, and subsequently filed a Pre-Effective Amendment No. 1 to the registration statement on July 17, 2012, which the SEC declared effective on July 26, 2012. On June 7, 2013, we filed Post-Effective Amendment No. 2 to the registration statement, which the SEC declared effective on July 26, 2013. On June 3, 2014, we filed Post-Effective Amendment No. 3 to the registration statement, and subsequently filed a Post-Effective Amendment No. 4 to the registration statement on September 2, 2014, which the SEC declared effective on September 4, 2014. The registration statement permits us to issue, through one or more transactions, up to an aggregate of $300.0 million in securities, consisting of common stock, preferred stock, subscription rights, debt securities and warrants to purchase common or preferred stock, including through a combined offering of two or more of such securities. We have the ability to issue up to $225.6 million in securities under the registration statement. We issued approximately $33.0 million of common stock under the registration statement in October and November 2012 and approximately $41.4 million of our Series B Term Preferred Stock under the registration statement in November 2014. No other securities have been issued to date under the registration statement.

Common Stock

Pursuant to our registration statement on Form N-2 (Registration No. 333-181879), on October 5, 2012, we completed a public offering of 4.0 million shares of our common stock at a public offering price of $7.50 per share, which was below then current NAV of $8.65 per share. Gross proceeds totaled $30.0 million and net proceeds, after deducting underwriting discounts and offering expenses borne by us, were $28.3 million, which was used to repay borrowings under our Credit Facility. In connection with the offering, in November 2012, the underwriters exercised their option to purchase an additional 395,825 shares at the public offering price to cover over-allotments, which resulted in gross proceeds of $3.0 million and net proceeds, after deducting underwriting discounts, of $2.8 million.

We anticipate issuing equity securities to obtain additional capital in the future. However, we cannot determine the terms of any future equity issuances or whether we will be able to issue equity on terms favorable to us, or at all. When our common stock is trading at a price below NAV per share, as it has consistently since September 30, 2008, the 1940 Act places regulatory constraints on our ability to obtain additional capital by issuing common stock. Generally, the 1940 Act provides that we may not issue and sell our common stock at a price below our NAV per common share, other than to our then existing common stockholders pursuant to a rights offering, without first obtaining approval from our stockholders and our independent directors. On February 3, 2015, the closing market price of our common stock was $7.37 per share, representing a 13.8% discount to our NAV of $8.55 as of December 31, 2014. To the extent that our common stock continues to trade at a market price below our NAV per common share, we will generally be precluded from raising equity capital through public offerings of our common stock, other than pursuant to stockholder approval or through a rights offering to existing common stockholders. At our 2014 Annual Meeting of Stockholders held on August 7, 2014, our stockholders approved a proposal authorizing us to issue and sell shares of our common stock at a price below our then current NAV per common share for a period of one year from the date of such approval, provided that our Board of Directors makes certain determinations prior to any such sale.

Term Preferred Stock

Pursuant to our registration statement on Form N-2 (File No. 333-181879), in November 2014, we completed an offering of approximately 1.7 million shares of Series B Term Preferred Stock at a public offering price of $25.00 per share. Gross proceeds totaled $41.4 million, and net proceeds, after deducting underwriting discounts and offering expenses borne by us were $39.7 million, a portion of which was used to repay borrowings under our Credit Facility, with the remaining proceeds being held to make additional investments and for general corporate purposes. We incurred $1.7 million in total offering costs related to the offering, which have been recorded as an asset in accordance with GAAP and are being amortized over the redemption period ending December 31, 2021.

Our Series B Term Preferred Stock provides for a fixed dividend equal to 6.75% per year, payable monthly (which equates to a total of $2.8 million per year). We are required to redeem all of our outstanding Series B Term Preferred Stock on December 31, 2021, for cash at a redemption price equal to $25.00 per share plus an amount equal to accumulated but unpaid dividends, if any, to the date of redemption. Our Series B Term Preferred Stock has a preference over our common stock with respect to dividends, whereby no distributions are payable on our common stock unless the stated dividends, including any accrued and unpaid dividends, on our Series B Term Preferred Stock have been paid in full. Our Series B Term Preferred Stock is not convertible into our common stock or any other security. In addition, two other potential mandatory redemption triggers are as follows: (1) upon the occurrence of certain events that would constitute a change in control of us, we would be required to redeem all of our outstanding Series B Term Preferred Stock, (2) if we fail to maintain an asset coverage ratio of at least 200%, we are required to redeem a portion of our outstanding Series B Term Preferred Stock or otherwise cure the ratio redemption trigger. We may also voluntarily redeem all or a portion of our Series B Term Preferred Stock at our sole option at the redemption price in order to have an asset coverage ratio of up to and including 215.0% and at any time on or after December 31, 2017.

Pursuant to the prior registration statement on Form N-2 (File No. 333-160720), in March 2012, we completed an offering of 1.6 million shares of Series A Term Preferred Stock at a public offering price of $25.00 per share. Gross proceeds totaled $40 million, and net proceeds, after deducting underwriting discounts and offering expenses borne by us were $38 million, a portion of which was used to repay borrowings under our Credit Facility, with the remaining proceeds being held to make additional investments and for general corporate purposes. We incurred $2 million in total offering costs related to the offering, which have been recorded as an asset in accordance with GAAP and are being amortized over the redemption period ending February 28, 2017.

Our Series A Term Preferred Stock provides for a fixed dividend equal to 7.125% per year, payable monthly (which equates to $2.9 million per year). We are required to redeem all of our outstanding Series A Term Preferred Stock on February 28, 2017, for cash at a redemption price equal to $25.00 per share plus an amount equal to accumulated but unpaid dividends, if any, to the date of redemption. Our Series A Term Preferred Stock has a preference over our common stock with respect to dividends, whereby no distributions are payable on our common stock unless the stated dividends, including any accrued and unpaid dividends, on our Series A Term Preferred Stock have been paid in full. Our Series A Term Preferred Stock is not convertible into our common stock or any other security. In addition, three other potential redemption triggers are as follows: (1) upon the occurrence of certain events that would constitute a change in control of us, we would be required to redeem all of our outstanding Series A Term Preferred Stock; (2) if we fail to maintain an asset coverage ratio of at least 200.0%, we are required to redeem a portion of our outstanding Series A Term Preferred Stock or otherwise cure the ratio redemption trigger and (3) at our sole option, at any time on or after February 28, 2016, we may redeem some or all of our Series A Term Preferred Stock.

Our Series A Term Preferred Stock and Series B Term Preferred Stock have been recorded as a liability in accordance with GAAP and, as such, affect our asset coverage, exposing us to additional leverage risks.

Revolving Credit Facility

On June 26, 2014, we, through Business Investment, entered into Amendment No. 1 to our Credit Facility, with Key Equipment, administrative agent, lead arranger and a lender; BB&T, as a lender and managing agent; and the Adviser, as servicer, to extend the revolving period and reduce the interest rate of our revolving line of credit. The revolving period was extended 14 months to June 26, 2017, and if not renewed or extended by June 26, 2017, all principal and interest will be due and payable on or before June 26, 2019 (two years after the revolving period end date). In addition, we have retained the two one-year extension options, to be agreed upon by all parties, which may be exercised on or before June 26, 2015 and 2016, respectively, and upon exercise, the options would extend the revolving period to June 26, 2018 and 2019 and the maturity date to June 26, 2020 and 2021, respectively. Subject to certain terms and conditions, our Credit Facility can be expanded by up to $145.0 million, to a total facility amount of $250 million, through additional commitments of existing or new committed lenders. Advances under our Credit Facility generally bear interest at 30-day LIBOR, plus 3.25% per annum, down from 3.75% prior to the amendment, and our Credit Facility includes an unused fee of 0.50% on undrawn amounts. Once the revolving period ends, the interest rate margin increases to 3.75% for the period from June 26, 2017 to June 26, 2018, and further increases to 4.25% through maturity. We incurred fees of $0.4 million in connection with this amendment, which are being amortized through our Credit Facility’s revolver period end date of June 26, 2017.

On September 19, 2014, we further increased our borrowing capacity under our Credit Facility from $105.0 million to $185.0 million by entering into Joinder Agreements pursuant to our Credit Facility, by and among Business Investment, Key Equipment, the Adviser and each of East West Bank, Manufacturers and Traders Trust, Customers Bank and Talmer Bank and Trust. We incurred fees of $1.3 million in connection with this expansion, which are being amortized through our Credit Facility’s revolver period end date of June 26, 2017.

Our Credit Facility contains covenants that require Business Investment to maintain its status as a separate legal entity; prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions) and restrict material changes to our credit and collection policies without lenders’ consent. The facility generally also limits payments as distributions to the aggregate net investment income for each of the twelve month periods ending March 31, 2015, 2016 and 2017. We are also subject to certain limitations on the type of loan investments we can make, including restrictions on geographic concentrations, sector concentrations, loan size, dividend payout, payment frequency and status, average life and lien property. Our Credit Facility also requires us to comply with other financial and operational covenants, which obligate us to, among other things, maintain certain financial ratios, including asset and interest coverage, a minimum net worth and a minimum number of obligors required in the borrowing base of the credit agreement. Additionally, we are subject to a performance guaranty that requires us to maintain (i) a minimum net worth of $170 million plus 50.0% of all equity and subordinated debt raised after April 30, 2013, which equates to $170 million as of December 31, 2014, (ii) “asset coverage” with respect to “senior securities representing indebtedness” of at least 200.0%, in accordance with Section 18 of the 1940 Act and (iii) our status as a BDC under the 1940 Act and as a RIC under the Code. As of December 31, 2014, and as defined in the performance guaranty of our Credit Facility, we had a minimum net worth of $307.7 million, an asset coverage of 220.7% and an active status as a BDC and RIC. As of December 31, 2014, we were in compliance with all covenants.

Our Credit Facility also requires that any interest or principal payments on pledged loans be remitted directly by the borrower into a lockbox account with Key Equipment and with The Bank of New York Mellon Trust Company, N.A. as custodian. Key Equipment is also the trustee of the account and generally remits the collected funds to us once a month.

Pursuant to the terms of our Credit Facility, in July 2013, we entered into a forward interest rate cap agreement, effective October 2013 and expiring April 2016, for a notional amount of $45 million. We incurred a premium fee of $75 in conjunction with this agreement. The interest rate cap agreement effectively limits the interest rate on a portion of the borrowings pursuant to the terms of our Credit Facility.

Contractual Obligations and Off-Balance Sheet Arrangements

We have lines of credit to certain of our portfolio companies that have not been fully drawn. Since these lines of credit have expiration dates and we expect many will never be fully drawn, the total line of credit commitment amounts do not necessarily represent future cash requirements. We estimate the fair value of the unused line of credit commitments as of December 31 and March 31, 2014 to be minimal.

In addition to the lines of credit to our portfolio companies, we have also extended certain guarantees on behalf of some our portfolio companies, whereby we have guaranteed an aggregate of $2.7 million of obligations of Country Club Enterprises, LLC (“CCE”). As of December 31, 2014, we have not been required to make any payments on any of the guarantees, and we consider the credit risks to be remote and the fair value of the guarantees to be minimal.

The following table shows our contractual obligations as of December 31, 2014, at cost:

	Payments Due by Period
Contractual Obligations(A)	Total	Less than 1 Year	1-3 Years	3-5 Years	More than 5 Years
Credit Facility	95,800	—	—	95,800	—
Term preferred stock	81,400	—	—	40,000	41,400
Secured borrowing	5,096	—	—	5,096	—
Interest payments on obligations(B)	44,915	9,766	17,321	12,474	5,354

Total	$227,211	$9,766	$17,321	$153,370	$46,754

(A)	Excludes our unused line of credit commitments and guaranties to our portfolio companies in the aggregate amount of $9.6 million.
(B)	Includes interest payments due on our Credit Facility and dividend obligations on each series of our term preferred stock. Dividend payments on our term preferred stock assume quarterly declarations and monthly distributions through the date of mandatory redemption of each series.

Critical Accounting Policies

The preparation of financial statements and related disclosures in conformity with GAAP requires management to make estimates and assumptions that affect the reported consolidated amounts of assets and liabilities, including disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the period reported. Actual results could differ materially from those estimates under different assumptions or conditions. We have identified our investment valuation policy (the “Policy”) as our most critical accounting policy.

Investment Valuation

The most significant estimate inherent in the preparation of our consolidated financial statements is the valuation of our investments and the related amounts of unrealized appreciation and depreciation of investments recorded in our accompanying Condensed Consolidated Financial Statements.

Accounting Recognition

We record our investments at fair value in accordance with the Financial Accounting Standards Board (the “FASB”) Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”) and the 1940 Act. Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and amortized cost basis of the investment, without regard to unrealized depreciation or appreciation previously recognized, and include investments charged off during the period, net of recoveries. Unrealized depreciation or appreciation primarily reflect the change in investment fair values, including the reversal of previously recorded unrealized depreciation or appreciation when gains or losses are realized.

In accordance with ASC 820, our investments’ fair value is determined to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between willing market participants on the measurement date. This fair value definition focuses on exit price in the principal, or most advantageous, market and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. ASC 820 also establishes the following three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of a financial instrument as of the measurement date.

•	Level 1—inputs to the valuation methodology are quoted prices (unadjusted) for identical financial instruments in active markets;

•	Level 2—inputs to the valuation methodology include quoted prices for similar financial instruments in active or inactive markets and inputs that are observable for the financial instrument, either directly or indirectly, for substantially the full term of the financial instrument. Level 2 inputs are in those markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers; and

•	Level 3—inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs are those inputs that reflect assumptions that market participants would use when pricing the financial instrument and can include the Valuation Team’s own assumptions based upon the best available information.

When a determination is made to classify our investments within Level 3 of the valuation hierarchy, such determination is based upon the significance of the unobservable factors to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable, or Level 3, inputs, observable inputs (or, components that are actively quoted and can be validated to external sources). The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. As of December 31 and March 31, 2014, all of our investments were valued using Level 3 inputs and during the nine months ended December 31, 2014 and 2013, there were no investments transferred in to or out of Level 1, 2 or 3.

Board Responsibility

In accordance with the 1940 Act, our Board of Director has the ultimate responsibility for reviewing and approving, in good faith, the fair value of our investments based on the Policy. Our Board of Directors reviews valuation recommendations that are provided by professionals of the Adviser and Administrator with oversight and direction from the valuation officer (the “Valuation Team”). There is no single standard for determining fair value (especially for privately-held businesses), as fair value depends upon the specific facts and circumstances of each individual investment. In determining the fair value of our investments, the Valuation Team, led by the valuation officer, uses the Policy and each quarter our Board of Directors reviews the Policy to determine if changes thereto are advisable and also reviews whether the Valuation Team has applied the Policy consistently.

Use of Third Party Valuation Firms

The Valuation Team engages third party valuation firms to provide independent assessments of fair value of certain of our investments. Currently, the third-party service provider Standard & Poor’s Securities Evaluation, Inc. (“SPSE”) provides estimates of fair value on the majority of our debt investments.

The Valuation Team generally assigns SPSE’s estimates of fair value to our debt investments where we do not have the ability to effectuate a sale of the applicable portfolio company. The Valuation Team corroborates SPSE’s estimates of fair value using one or more of the valuation techniques discussed below. The Valuation

Team’s estimates of value on a specific debt investment may significantly differ from SPSE’s. When this occurs, our Board of Directors reviews whether the Valuation Team has followed the Policy and whether the Valuation Team’s recommended value is reasonable in light of the Policy and other relevant facts and circumstances and then votes to accept or reject the Valuation Team’s recommended valuation.

Valuation Techniques

In accordance with ASC 820, the Valuation Team uses the following techniques when valuing our investment portfolio:

•	Total Enterprise Value—In determining the fair value using a total enterprise value (“TEV”), the Valuation Team first calculates the TEV of the portfolio company by incorporating some or all of the following factors: the portfolio company’s ability to make payments and other specific portfolio company attributes; the earnings of the portfolio company (the trailing or projected twelve month revenue or EBITDA); EBITDA or revenue multiples obtained from our indexing methodology whereby the original transaction EBITDA or revenue multiple at the time of our closing is indexed to a general subset of comparable disclosed transactions and EBITDA or revenue multiples from recent sales to third parties of similar securities in similar industries; a comparison to publicly traded securities in similar industries; and other pertinent factors. The Valuation Team generally references industry statistics and may use outside experts when gathering this information. Once the TEV is determined for a portfolio company, the Valuation Team then allocates the TEV to the portfolio company’s securities in order of their relative priority in the capital structure. Generally, the Valuation Team uses TEV to value our equity investments and, in the circumstances where we have the ability to effectuate a sale of a portfolio company, our debt investments.

TEV is primarily calculated using EBITDA or revenue multiples; however, TEV may also be calculated using a discounted cash flow (“DCF”) analysis whereby future expected cash flows of the portfolio company are discounted to determine a net present value using estimated risk-adjusted discount rates, which incorporate adjustments for nonperformance and liquidity risks. Generally, the Valuation Team uses the DCF to calculate the TEV to corroborate estimates of value for our equity investments, where we do not have the ability to effectuate a sale of a portfolio company or for debt of credit impaired portfolio companies.

•	Yield Analysis—The Valuation Team generally determines the fair value of our debt investments using the yield analysis, which includes a DCF calculation and the Valuation Team’s own assumptions, including, but not limited to, estimated remaining life, current market yield, current leverage, and interest rate spreads. This technique develops a modified discount rate that incorporates risk premiums including, among other things, increased probability of default, increased loss upon default and increased liquidity risk. Generally, the Valuation Team uses the yield analysis to corroborate both estimates of value provided by SPSE and market quotes.

In addition to the above valuation techniques, the Valuation Team may also consider other factors when determining fair values of our investments, including, but not limited to: the nature and realizable value of the collateral, including external parties’ guaranties; any relevant offers or letters of intent to acquire the portfolio company; and the markets in which the portfolio company operates. If applicable, new and follow-on debt and equity investments made during the most recently completed quarter are generally valued at original cost basis. Fair value measurements of our investments may involve subjective judgments and estimates and due to the inherent uncertainty of determining these fair values, the fair value of our investments may fluctuate from period to period. Additionally, changes in the market environment and other events that may occur over the life of the investment may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize significantly less than the value at which it is recorded.

Credit Monitoring and Risk Rating

The Adviser monitors a wide variety of key credit statistics that provide information regarding our portfolio companies to help us assess credit quality and portfolio performance and, in some instances, are used as inputs in our valuation techniques. We, through the Adviser, participate in periodic board meetings of our portfolio companies in which we hold board seats and also require them to provide annual audited and monthly unaudited financial statements. Using these statements or comparable information and board discussions, the Adviser calculates and evaluates certain credit statistics.

The Adviser risk rates all of our investments in debt securities. The Adviser does not risk rate our equity securities. For debt securities, the Adviser uses a proprietary risk rating system. While the Adviser seeks to mirror the Nationally Recognized Statistical Rating Organization (“NRSRO”) systems, we cannot provide any assurance that the Adviser’s risk rating system will provide the same risk rating as an NRSRO for these securities. The Adviser’s risk rating system is used to estimate the probability of default on debt securities and the expected loss if there is a default. The Adviser’s risk rating system uses a scale of 0 to >10, with >10 being the lowest probability of default. It is the Adviser’s understanding that most debt securities of medium-sized companies do not exceed the grade of BBB on an NRSRO scale, so there would be no debt securities in the middle market that would meet the definition of AAA, AA or A. Therefore, the Adviser’s scale begins with the designation >10 as the best risk rating which may be equivalent to a BBB from an NRSRO; however, no assurance can be given that a >10 on the Adviser’s scale is equal to a BBB or Baa2 on an NRSRO scale. The Adviser’s risk rating system covers both qualitative and quantitative aspects of the business and the securities we hold. During the three months ended June 30, 2014, we modified our risk rating model to incorporate additional factors in our qualitative and quantitative analysis. While the overall process did not change, we believe the additional factors enhance the quality of the risk ratings of our investments. No adjustments were made to prior periods as a result of this modification.

The following table lists the risk ratings for all loans in our portfolio as of December 31 and March 31, 2014, representing 100.0%, of the principal balance of all loans in our portfolio at the end of each period:

Rating	As of December 31, 2014	As of March 31, 2014
Highest	8.6	9.1
Average	6.2	5.7
Weighted Average	6.2	5.2
Lowest	2.8	2.6

Tax Status

Federal Income Taxes

We intend to continue to qualify for treatment as a RIC under Subchapter M of the Code. As a RIC, we are not subject to federal income tax on the portion of our taxable income and gains distributed to stockholders. To maintain our qualification as a RIC, we must meet certain source-of-income, asset diversification and annual distribution requirements. In addition, in order to qualify to be taxed as a RIC, we must also meet certain annual stockholder distribution requirements. To satisfy the RIC annual distribution requirement, we must distribute to stockholders at least 90.0% of our investment company taxable income, as defined by the Code. Our policy generally is to make distributions to our stockholders in an amount up to 100.0% of our investment company taxable income.

In an effort to limit certain excise taxes imposed on RICs, we generally intend to distribute during each calendar year, an amount at least equal to the sum of (1) 98.0% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and capital gains in excess of capital losses for preceding years that were not distributed during such years. However, we did incur an excise tax of $0.3 million and $31 for the calendar years ended December 31, 2013 and 2012, respectively and as of December 31, 2014, have accrued $0.1 million in excise tax expense recorded in other general and administrative expenses on our accompanying Condensed Consolidated Statement of Operations for the calendar year ended December 31, 2014. Under the RIC Modernization Act (the “RIC Act”), we are permitted to carry forward capital losses incurred in taxable years beginning after March 31, 2011, for an unlimited period. However, any losses incurred during those future taxable years must be used prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than only being considered short-term as permitted under previous regulation. Our total capital loss carryforward balance was $0.2 million as of March 31, 2014.

Revenue Recognition

Interest income, adjusted for amortization of premiums, amendment fees and acquisition costs and the accretion of discounts, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when a loan becomes 90 days or more past due, or if our qualitative assessment indicates that the debtor is unable to service its debt or other obligations, we will place the loan on non-accrual status and cease recognizing interest income on that loan until the borrower has demonstrated the ability and intent to pay contractual amounts due. However, we remain contractually entitled to this interest. Interest payments received on non-accrual loans may be recognized as income or applied to the cost basis, depending upon management’s judgment. Generally, non-accrual loans are restored to accrual status when past-due principal and interest are paid, and, in management’s judgment, are likely to remain current, or due to a restructuring, the interest income is deemed to be collectible. As of December 31, 2014, our loans to Tread were on non-accrual status, with an aggregate debt cost basis of $10.7 million, or 3.2% of the cost basis of all debt investments in our portfolio, and an aggregate fair value of $0. As of March 31, 2014, our loans to Tread were on non-accrual status, with an aggregate debt cost basis of $11.7 million, or 4.2% of the cost basis of all debt investments in our portfolio, and an aggregate fair value of $0.

PIK interest, computed at the contractual rate specified in the loan agreement, is added to the principal balance of the loan and recorded as interest income over the life of the obligation. As of December 31, 2014, we did not have any loans with a PIK interest component and as of March 31, 2014, we had one loan with a PIK interest component. During the three and nine months ended December 31, 2014, we recorded PIK income of $29 and $68, respectively. During the three and nine months ended December 31, 2014, we recorded PIK income of $20 and $78, respectively. We collected $0.2 million PIK interest in cash during the three and nine months ended December 31, 2014 and $0 PIK interest in cash during the three and nine months ended December 31, 2013.

Other Income Recognition

We generally record success fees upon receipt of cash. Success fees are contractually due upon a change of control in a portfolio company. We received an aggregate of $0.5 million and $1.0 million of success fees for the three and nine months ended December 31, 2014, respectively, which resulted from prepaid success fees of $0.5 million from SOG in December 2014, 0.2 million from ASH in September 2014, $0.2 million from Frontier Packaging, Inc. in September 2014 and $0.1 million from Mathey in September 2014. We received an aggregate of $1.1 million and $3.4 million of success fees during the three and nine months ended December 31, 2013, respectively, which resulted from $0.8 million related to the Channel debt repayment in October 2013 and $0.2 million related to the Cavert debt repayment in December 2013.

We accrue dividend income on preferred and common equity securities to the extent that such amounts are expected to be collected and if we have the option to collect such amounts in cash or other consideration. During the three and nine months ended December 31, 2014, we recorded $1.4 million and $2.7 million of dividend income from Mathey, respectfully. During each of the three and nine months ended December 31, 2013, we recorded $1.4 million in dividend income related to the exit of Venyu.

Both dividend and success fee income are recorded in other income in our accompanying Condensed Consolidated Statements of Operations.

Recent Accounting Pronouncements

See Note 2—Summary of Significant Accounting Policies in the accompanying notes to our Condensed Consolidated Financial Statements included elsewhere in this report for a description and our adoption of recent accounting pronouncements.

LEGAL PROCEEDINGS

From time to time, we may become involved in various investigations, claims and legal proceedings that arise in the ordinary course of our business. Furthermore, third parties may try to seek to impose liability on us in connection with the activities of our portfolio companies. While we do not expect that the resolution of these matters if they arise would materially affect our business, financial condition or results of operations, resolution will be subject to various uncertainties and could result in the expenditure of significant financial and managerial resources.

MANAGEMENT

On November 17, 2014, the Board of Directors elected Caren D. Merrick to fill a vacancy in the board’s Class of 2015. Ms. Merrick was also appointed a member of the Company’s Audit Committee, effective immediately. Ms. Merrick is an “independent director” within the meaning of NASDAQ Stock Market Marketplace Rule 5605(a)(2) and Section 10A of the Exchange Act.

Ms. Merrick, age 54, has served as our director and as a director of Gladstone Commercial, Gladstone Capital and Gladstone Land since November 2014. Ms. Merrick is the founder of, and since 2014 has served as the chief executive officer of, Pocket Mentor, a mobile application and digital publishing company focused on leadership development and career advancement. Since 2004 she has served as a partner with Bibury Partners, an investment and advisory firm that focuses on enterprise and consumer technology sectors. In addition, she has served as a board member of the Metropolitan Washington Airports Authority since 2012. Ms. Merrick co-founded, and from 1996 to 2001 served as an executive vice president of, webMethods, Inc., a company that provides business-to-business enterprise software solutions for Global 2000 companies. Ms. Merrick served on the boards of directors of VisualCV, a venture-backed online resume and corporate talent management solution, from 2008 to 2011, Inova Healthcare Services from 2001 to 2005, and the Northern Virginia Technology Council from 2000 to 2004. Ms. Merrick previously served as a member of the Technology Subgroup on the Virginia Governor’s Economic Development and Jobs Creation Commission from 2010 to 2011. Ms. Merrick also was director of AOL.com for America Online from 1996 to 1997, and has also been a consultant for Australia Post, a $5 billion government business enterprise that provides postal, retail and financial, logistics and fulfillment services across Australia. Ms. Merrick is also a founding investor in Venture Philanthropy Partners, a philanthropic investment organization that mentors nonprofit leaders in growing programs to improve the lives of children from low income families in the National Capital Region. She has also served on the boards of several Washington, DC area charities, including Greater DC Cares, CharityWorks, the Fairfax Symphony and the Langley School. She is an active member of ARCS—Advancing Science in America—Achievement Awards for College Scientists. She also currently serves on the Board of the Global Good Fund and the Women in Technology’s Leadership Foundry. Ms. Merrick received a BA in political science from the University of California, Los Angeles, and has received a Certificate of Director Education from the National Association of Corporate Directors.

Ms. Merrick was selected to serve as an independent director on our Board due to her knowledge and experience in operating a business and her understanding of the small business area through experiences overseeing the successful growth of her own business and several large and small businesses, charities and non-profits.

On October 7, 2014, the Board of Directors elected Walter H. Wilkinson, Jr. to the board to fill the directorship vacancy created upon the death of a former director. Mr. Wilkinson was also appointed a member of each of the Company’s Compensation Committee and Ethics, Nominating and Corporate Governance Committee, effective immediately. Mr. Wilkinson is an “independent director” within the meaning of NASDAQ Stock Market Marketplace Rule 5605(a)(2) and Section 10A of the Exchange Act. Because Mr. Wilkinson is filling a vacancy on our board, Mr. Wilkinson’s initial term will expire on the date of the Company’s 2015 Annual Meeting of Shareholders.

Mr. Wilkinson, age 69, has served as our director and as a director of Gladstone Capital, Gladstone Commercial and Gladstone Land since October 2014. Mr. Wilkinson is the founder and a general partner of Kitty Hawk Capital, a venture capital firm established in 1980 and based in Charlotte, North Carolina. He has served as a director of RF Micro Devices (NASDAQ: RFMD) since 1992 and has served as the Chairman of the Board of Directors from July 2008 until January 2015 when TLF Micro Devices merged with Triquint Semiconductor, Inc. (NASDAQ: TQNT) to form the new company QORVO (NASDAQ: QRVO) where he serves as lead director. He currently serves on the board of the N.C. State University Foundation and has previously served on the boards of other universities and related organizations. He is a past member and director of the National Venture Capital Association and is a past member and Chairman of the National Association of Small Business Investment Companies. He was founding Chairman of the Carolinas Chapter of the National Association of Corporate Directors (“NACD”), is currently on NACD’s board and is a NACD Leadership Fellow, having completed the NACD’s program for corporate directors. During his career he has helped to start or expand dozens of rapidly growing companies in a variety of industries. Mr. Wilkinson serves or has served as a director of numerous venture-backed companies, both public and private. He is a graduate of N.C. State University (BS) and the Harvard Graduate School of Business Administration (MBA).

Mr. Wilkinson was selected to serve as an independent director on our Board due to his strong leadership skills, his past service on other public company boards and his over 35 years of venture capital experience.

On January 9, 2015, David Watson resigned as the Company’s chief financial officer and treasurer. On January, 13, 2015, our Board of Directors accepted Mr. Watson’s resignation and appointed Melissa Morrison, Gladstone Capital’s chief financial officer and treasurer, as the Company’s chief financial officer and treasurer.

Ms. Morrison, age 41, was appointed chief financial officer and treasurer of the Company in January 2015. Ms. Morrison originally joined The Gladstone Companies as chief accounting officer of Gladstone Capital in October 2011 and became the chief financial officer of Gladstone Capital in April 2013 and treasurer of Gladstone Capital in January 2015. Prior to joining Gladstone, she served as the Americas corporate controller for Tandberg, which was later purchased by Cisco Systems. Ms. Morrison has also worked for DynCorp and Ericsson as a financial reporting manager and assistant controller and began her career at PricewaterhouseCoopers working on attest engagements. Ms. Morrison is a CPA with the Commonwealth of Virginia and a Magna Cum Laude graduate from the College of William and Mary where she earned a BBA in Accounting. She is a member of the VSCPA and AICPA.

UNDERWRITING

Janney Montgomery Scott LLC, BB&T Capital Markets, a division of BB&T Securities, LLC, Ladenburg Thalmann & Co. Inc. and Wunderlich Securities, Inc. are acting as joint book-running managers of this offering. J.J.B. Hilliard, W.L. Lyons, LLC and Maxim Group LLC are acting as co-managers of this offering. Subject to the terms and conditions of the underwriting agreement dated March     , 2015, the underwriters have agreed to purchase severally, and we have agreed to sell to the underwriters, the number of shares of common stock set forth opposite their respective names below at the public offering price less the underwriting discounts and commissions on the cover page of this prospectus supplement.

Number of Shares
Underwriters
Janney Montgomery Scott LLC
BB&T Capital Markets, a division of BB&T Securities, LLC
Ladenburg Thalmann & Co. Inc.
Wunderlich Securities, Inc.
J.J.B. Hilliard, W.L. Lyons, LLC
Maxim Group LLC

Total	3,000,000

Janney Montgomery Scott LLC is acting as lead book-running manager and sole representative of the underwriters named above.

The underwriting agreement provides that obligations of the underwriters to purchase the shares of our common stock that are being offered are subject to the approval of certain legal matters by counsel to the underwriters and to certain other conditions. Each underwriter is obligated to purchase all of the shares of our common stock set forth opposite its name in the table above if it purchases any shares of our common stock

The underwriters propose to offer some of the shares of our common stock directly to the public at the offering price per share shown on the cover page of this prospectus supplement and may offer shares to certain dealers at such price less a concession not in excess of $             per share. After the public offering of the shares of our common stock, the offering price and concessions described above may be changed by the underwriters.

We have granted to the underwriters an option, exercisable for up to 30 days after the date of this prospectus supplement, to purchase up to 450,000 additional shares of our common stock at the same price per share as the public offering price, less the underwriting discounts shown on the cover page of this prospectus supplement. The underwriters may exercise such option only to cover overallotments in the sale of our common stock offered by this prospectus supplement. To the extent that the underwriters exercise this option, each of the underwriters has a firm commitment, subject to certain conditions set forth in the underwriting agreement, to purchase the number of such additional shares of our common stock that is proportionate to such underwriter’s initial commitment indicated in the table above.

The following table shows per share and total underwriting discounts and commissions to be paid to the underwriters by us. The amounts as shown assume (1) no exercise of and (2) exercise in full of the underwriters’ option to purchase the overallotment shares:

	Per Share		Total
	Without Overallotment	With Overallotment	Without Overallotment	With Overallotment
Public offering price	$	$	$	$
Underwriting discounts and commissions paid by us	$	$	$	$
Proceeds to us, before expenses	$	$	$	$

We estimate that expenses payable by us in connection with this offering, other than underwriting discounts and commissions referred to above, will be approximately $240,000. Of this amount, $25,000 represents expenses for which we will reimburse the underwriters for reasonable and accountable out-of-pocket expenses, including reasonable fees for their counsel.

In connection with this offering and in compliance with applicable securities laws, including Regulation M under the Exchange Act, the underwriters may overallot (i.e., sell more shares of common stock than the amount shown on the cover page of this prospectus supplement) and may effect transactions that stabilize, maintain or otherwise affect the market price of such shares at levels above those which might otherwise prevail in the open market. Such transactions may include making short sales and placing bids for the common stock or effecting purchases of such shares for the purpose of pegging, fixing or maintaining the market price of such shares or for the purpose of reducing a short position created in connection with this offering. The underwriters may cover a short position by exercising the overallotment option described above in place of, or in addition to, open market purchases.

Additionally, the underwriters may engage in syndicate covering transactions which involve purchases of shares of our common stock in the open market after they have completed the distribution of such shares in order to cover syndicate short positions. In determining the appropriate source of shares to close out a covered short sale, the underwriters may consider, among other things, the market price of such shares compared to the purchase price of shares available under the overallotment option.

The underwriters may also sell shares of our common stock in excess of the overallotment option, thereby creating a naked short position. The underwriters must close out any such naked short position by purchasing shares in the open market. The underwriters are more likely to create a naked short position if they are concerned that there may be downward pressure on the price of our common stock in the open market after pricing, which could adversely affect investors who purchase in this offering.

The underwriters may also impose a penalty bid in connection with this offering. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when the shares of our common stock originally sold by such syndicate member are purchased in a stabilizing transaction or syndicate covering transaction to cover syndicate short positions. The imposition of a penalty bid may affect the open market price of shares of our common stock to the extent that it discourages resales of such shares.

We and the underwriters make no representation or prediction as to the direction or magnitude of any effect that these transactions may have on the market price of shares of our common stock. In addition, we and the underwriters make no representation that the underwriters will engage in such transactions or that such transactions, if and when commenced, will not be discontinued without notice.

Each underwriter does not intend to confirm sales of our common stock to any accounts over which it exercises discretionary authority.

The underwriting agreement provides that we and our directors and executive officers will agree not to, directly or indirectly, sell or otherwise dispose of any of shares of our common stock for a period of 60 days after the completion of this offering without the prior written consent of Janney Montgomery Scott LLC, on behalf of the underwriters. We have also agreed to make no such sales during this period except in connection with the issuance of shares of our common stock pursuant to our dividend reinvestment plan.

Notwithstanding the foregoing, if (1) during the last 17 days of the 60-day lock-up period, we issue an earnings release or material news or material event relating to us occurs; or (2) prior to the expiration of the 60-day lock-up period, we announce that we will release earnings results during the 16-day period beginning on the last day of the 60-day lock-up period, and, in the case of either clause (1) or (2) immediately above, the safe harbor pursuant to Rule 139 under the Securities Act is not available to the underwriters, then the restrictions set forth above will continue to apply until the expiration of an 18-day period beginning on the date of issuance of such earnings release or the occurrence of the material news or material event.

In addition, the terms of the lock-up agreement do not prevent a stockholder party to such agreement from (a) transferring shares of our common stock acquired in open market transactions after the completion of this offering, (b) transferring any or all of the shares of our common stock or other Company securities if the transfer is by (i) gift, will or intestacy or (ii) distribution to partners, members or stockholders of the undersigned, (c) transferring shares of our common stock pursuant to any 10b5-1 trading plan in effect prior to the date of this prospectus and (d) entering into any new 10b5-1 plan, provided that no sales of shares of our common stock or other Company securities shall be made pursuant to such 10b5-1 plan until after the expiration of the lock-up period; provided, however, that in the case of a transfer pursuant to clause (b) above, it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding the securities subject to the provisions of the lock-up agreement.

We have agreed to indemnify the underwriters against certain liabilities that they may incur in connection with this offering, including liabilities under the Securities Act.

This prospectus supplement and the accompanying prospectus may be made available in electronic format on websites maintained by one or more of the underwriters or selling group members, if any, participating in this offering, and one or more of the underwriters participating in this offering may distribute this prospectus supplement and the accompanying prospectus electronically. Janney Montgomery Scott LLC, as representative of the underwriters, may agree to allocate a number of shares to underwriters and selling group members for sale to their online brokerage account holders. Internet distributions will be allocated by the underwriters and selling group members that will make internet distributions on the same basis as other allocations. Other than the prospectus supplement and the accompanying prospectus that are distributed in electronic format, the information on any of these underwriters’ or selling group members’ websites, and any other information contained on a website maintained by an underwriter or selling group member, is not part of this prospectus supplement or the accompanying prospectus.

The distribution of this prospectus supplement and the accompanying prospectus and this offering of our common stock in certain jurisdictions may be restricted by law. Persons who come into possession of this prospectus supplement and the accompanying prospectus should inform themselves about and observe any such restrictions.

Affiliations and Conflicts of Interest

The underwriters and certain of their affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, investment research, principal investment, hedging, financing and brokerage activities. The underwriters and certain of their affiliates have, from time to time, performed, and may in the future perform, various financial advisory and investment banking services for us, for which they received or will receive customary fees and expenses. Affiliates of certain of the underwriters serve as lenders under the Credit Facility and may serve as lenders under any future credit facilities. Affiliates of the underwriters may receive part of the proceeds of the offering by reason of the repayment of certain amounts outstanding under our credit facility.

In the ordinary course of their various business activities, the underwriters and certain of their affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the account of their customers, and such investment and securities activities may involve our securities and/or instruments. The underwriters and certain of their affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or instruments and may at any time hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

The principal business address of Janney Montgomery Scott LLC is 1717 Arch Street, Philadelphia, PA 19103. The principal business address of BB&T Capital Markets is 901 East Byrd Street, Suite 410, Richmond, VA 23219. The principal business address of Ladenburg Thalmann & Co. Inc. is 570 Lexington Avenue, 12th Floor, New York, NY 10022. The principal business address of Wunderlich Securities, Inc. is 6000 Poplar Avenue, Suite 150, Memphis, TN 38119. The principal business address of J.J.B. Hilliard, W.L. Lyons, LLC is 500 W. Jefferson Street, Louisville, KY 40202. The principal business address of Maxim Group LLC is 405 Lexington Avenue, 2nd floor New York, NY 10174.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND PAYING AGENT

The custodian of our assets is The Bank of New York Mellon Corp. The custodian’s address is: 500 Ross Street, Suite 935, Pittsburgh, PA 15262. Our assets are held under bank custodianship in compliance with the 1940 Act. Securities held through our wholly owned subsidiary, Gladstone Business Investment, LLC, or Business Investment, are held under a custodian agreement with The Bank of New York Mellon Corp., which acts as collateral custodian pursuant to the Credit Facility with Branch Banking and Trust Company and certain other parties. The address of the collateral custodian is 500 Ross Street, Suite 935, Pittsburgh, PA 15262. Computershare acts as our transfer and dividend paying agent and registrar. The principal business address of Computershare Inc. is 250 Royall Street, Canton, Massachusetts 02021, telephone number 781-575-2000. Computershare also maintains an internet website at www.computershare.com.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Exchange Act and are required to file reports, proxy statements and other information with the SEC. These documents may be inspected and copied for a fee at the SEC’s public reference room, 100 F Street, N.E., Washington, D.C. 20549.

This prospectus supplement and the accompanying prospectus do not contain all of the information in our registration statement, including amendments, exhibits and schedules. Statements in this prospectus supplement and in the accompanying prospectus about the contents of any contract or other document are not necessarily complete and, in each instance, reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

Additional information about the Company and the Preferred Stock may be found in our registration statement on Form N-2 (including the related amendments, exhibits and schedules) filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains our registration statement, other documents incorporated by reference in the registration statement and other information that we have filed electronically with the SEC, including proxy statements and reports filed under the Exchange Act.

LEGAL MATTERS

The legality of securities offered hereby will be passed upon for us by Bass, Berry & Sims PLC, Nashville, Tennessee. Certain legal matters will be passed upon for the underwriters by Dechert LLP, Washington, D.C.

EXPERTS

The financial statements as of March 31, 2014 and March 31, 2013 and for each of the three years in the period ended March 31, 2014 and management’s assessment of the effectiveness of internal control over financial reporting (which is included in the Report of Management on Internal Controls) as of March 31, 2014 included in the accompanying prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

S-F-1

GLADSTONE INVESTMENT CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

(UNAUDITED)

	December 31,	March 31,
	2014	2014
ASSETS
Investments at fair value
Non-Control/Non-Affiliate investments (Cost of $165,597 and $233,895, respectively)	$165,518	$205,440
Affiliate investments (Cost of $260,936 and $120,010, respectively)	209,307	87,849
Control investments (Cost of $30,832 and $29,632 respectively)	19,320	21,104

Total investments at fair value (Cost of $457,365 and $383,537, respectively)	394,145	314,393
Cash and cash equivalents	4,909	4,553
Restricted cash and cash equivalents	3,105	5,314
Interest receivable	1,690	1,289
Due from custodian	2,410	1,704
Deferred financing costs	4,931	2,355
Other assets	846	1,086

TOTAL ASSETS	$412,036	$330,694

LIABILITIES
Borrowings:
Line of credit at fair value (Cost of $95,800 and $61,250, respectively)	$95,800	$61,701
Secured borrowing	5,096	5,000

Total borrowings	100,896	66,701
Mandatorily redeemable preferred stock, $0.001 par value per share, $25.00 liquidation preference per share; 3,610,000 and 1,610,000 shares authorized, respectively; 3,256,000 and 1,600,000 shares issued and outstanding, respectively	81,400	40,000
Accounts payable and accrued expenses	800	665
Fees due to Adviser(A)	1,588	1,225
Fee due to Administrator(A)	226	224
Other liabilities	854	1,042

TOTAL LIABILITIES	$185,764	$109,857

Commitments and contingencies(B)

NET ASSETS
Common stock, $0.001 par value per share, 100,000,000 shares authorized, 26,475,958 shares issued and outstanding	$26	$26
Capital in excess of par value	286,726	287,062
Cumulative net unrealized depreciation of investments	(63,220)	(69,144)
Cumulative net unrealized appreciation of other	(74)	(525)
Net investment income in excess of distributions	3,233	3,616
Accumulated net realized loss	(419)	(198)

TOTAL NET ASSETS	$226,272	$220,837

NET ASSET VALUE PER SHARE AT END OF PERIOD	$8.55	$8.34

(A)	Refer to Note 4—Related Party Transactions for additional information.
(B)	Refer to Note 10—Commitments and Contingencies for additional information.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

S-F-2

GLADSTONE INVESTMENT CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

(UNAUDITED)

	Three Months Ended December 31,		Nine Months Ended December 31,
	2014	2013	2014	2013
INVESTMENT INCOME
Interest income
Non-Control/Non-Affiliate investments	$3,969	$5,826	$13,720	$15,719
Affiliate investments	5,154	160	11,310	1,091
Control investments	608	1,606	1,673	5,669
Cash and cash equivalents	1	1	3	2

Total interest income	9,732	7,593	26,706	22,481
Other income
Non-Control/Non-Affiliate investments	1,330	304	3,230	878
Affiliate investments	500	799	534	799
Control investments	—	—	—	3,295

Total other income	1,830	1,103	3,764	4,972

Total investment income	11,562	8,696	30,470	27,453

EXPENSES
Base management fee(A)	1,927	1,515	5,337	4,625
Loan servicing fee(A)	1,295	1,089	3,588	3,230
Incentive fee(A)	1,460	1,100	3,726	2,822
Administration fee(A)	226	239	670	638
Interest expense on borrowings	1,042	395	2,500	1,469
Dividends on mandatorily redeemable preferred stock	1,085	713	2,510	2,138
Amortization of deferred financing fees	404	262	940	761
Professional fees	63	329	610	609
Other general and administrative expenses	383	523	1,130	1,355

Expenses before credits from Adviser	7,885	6,165	21,011	17,647

Credit to base management fee—loan servicing fee(A)	(1,295)	(1,089)	(3,588)	(3,230)
Credit to fees from Adviser—other(A)	(867)	(782)	(1,855)	(1,627)

Total expenses, net of credits	5,723	4,294	15,568	12,790

NET INVESTMENT INCOME	5,839	4,402	14,902	14,663

REALIZED AND UNREALIZED (LOSS) GAIN
Net realized (loss) gain:
Non-Control/Non-Affiliate investments	—	(11,361)	—	(11,361)
Affiliate investments	—	(1,754)	—	(1,754)
Control investments	(209)	—	(221)	24,804
Other	—	(29)	—	(29)

Total net realized (loss) gain	(209)	(13,144)	(221)	11,660

Net unrealized appreciation (depreciation):
Non-Control/Non-Affiliate investments	3,731	(2,548)	13,630	(10,926)
Affiliate investments	(1,772)	4,651	(4,713)	1,629
Control investments	—	(4,413)	(2,993)	(20,103)
Other	—	366	451	811

Total net unrealized appreciation (depreciation)	1,959	(1,944)	6,375	(28,589)

Net realized and unrealized gain (loss)	1,750	(15,088)	6,154	(16,929)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,589	$(10,686)	$21,056	$(2,266)

BASIC AND DILUTED PER COMMON SHARE:
Net investment income	$0.22	$0.17	$0.56	$0.55

Net increase (decrease) in net assets resulting from operations	$0.29	$(0.40)	$0.80	$(0.09)

Distributions declared and paid	$0.23	$0.23	$0.59	$0.53

WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING:
Basic and diluted	26,475,958	26,475,958	26,475,958	26,475,958

Refer to Note 4—Related Party Transactions for additional information.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

S-F-3

GLADSTONE INVESTMENT CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(IN THOUSANDS)

(UNAUDITED)

	Nine Months Ended December 31,
	2014	2013
OPERATIONS
Net investment income	$14,902	$14,663
Net realized (loss) gain on investments	(221)	11,689
Net realized loss on other	—	(29)
Net unrealized appreciation (depreciation) of investments	5,924	(29,400)
Net unrealized depreciation of other	451	811

Net increase (decrease) in net assets from operations	21,056	(2,266)

DISTRIBUTIONS TO COMMON STOCKHOLDERS	(15,621)	(14,032)

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,435	(16,298)
NET ASSETS, BEGINNING OF PERIOD	220,837	240,963

NET ASSETS, END OF PERIOD	$226,272	$224,665

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

S-F-4

GLADSTONE INVESTMENT CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(IN THOUSANDS)

(UNAUDITED)

	Nine Months Ended December 31,
	2014	2013
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$21,056	$(2,266)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
Purchase of investments	(79,329)	(100,134)
Principal repayments of investments	5,579	46,634
Increase in investment balance due to paid in kind interest	(78)	(58)
Net proceeds from the sale of investments	(221)	31,602
Net realized loss (gain) on investments	221	(11,689)
Net realized loss on other	—	29
Net unrealized (appreciation) depreciation of investments	(5,924)	29,400
Net unrealized appreciation of other	(451)	(811)
Amortization of deferred financing costs	940	761
Decrease (increase) in restricted cash	2,209	(4,750)
Increase in interest receivable	(401)	(11)
(Increase) decrease in due from custodian	(706)	330
Decrease in other assets	240	340
Increase (decrease) in accounts payable and accrued expenses	64	(160)
Increase (decrease) in fees due to Adviser(A)	363	(1,044)
Increase in administration fee due to Administrator(A)	2	18
(Decrease) increase in other liabilities	(188)	461

Net cash used in operating activities	(56,624)	(11,348)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from short-term loans	—	56,515
Repayments on short-term loans	—	(106,030)
Proceeds from line of credit	90,550	108,500
Repayments on line of credit	(56,000)	(103,300)
Proceeds from secured borrowing	96	—
Purchase of derivative	—	(75)
Proceeds from issuance of preferred stock	41,400	—
Deferred financing costs	(3,445)	(1,100)
Distributions paid to common stockholders	(15,621)	(14,032)

Net cash provided by (used in) financing activities	56,980	(59,522)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	356	(70,870)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	4,553	85,904

CASH AND CASH EQUIVALENTS, END OF PERIOD	$4,909	$15,034

(A)	Refer to Note 4— Related Party Transactions for additional information.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

S-F-5

GLADSTONE INVESTMENT CORPORATION

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS

DECEMBER 31, 2014

(DOLLAR AMOUNTS IN THOUSANDS)

(UNAUDITED)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(N) :
Auto Safety House, LLC	Automobile	Line of Credit, $1,000 available (7.0%, Due 10/2019)(I)(K)	$—	$—	$—
		Senior Term Debt (7.0%, Due 10/2019)(I)(K)	5,000	5,000	4,863

				5,000	4,863

Cavert II Holding Corp.	Containers, Packaging, and Glass	Preferred Stock (18,446 shares)(C)(F)(L)		1,845	3,203

				1,845	3,203

Country Club Enterprises, LLC	Automobile	Senior Subordinated Term Debt (18.6%, Due 5/2017)(L)	4,000	4,000	4,000
		Preferred Stock (7,079,792 shares)(C)(F)(L)		7,725	2,104
		Guaranty ($2,000)(D)
		Guaranty ($670)(D)

				11,725	6,104

Drew Foam Company, Inc.	Chemicals, Plastics, and Rubber	Senior Term Debt (13.5%, Due 8/2017)(L)	10,913	10,913	10,913
		Preferred Stock (34,045 shares)(C)(F)(L)		3,375	3,245
		Common Stock (5,372 shares)(C)(F)(L)		63	—

				14,351	14,158

Frontier Packaging, Inc.	Containers, Packaging, and Glass	Senior Term Debt (12.0%, Due 12/2017)(L)	12,500	12,500	12,500
		Preferred Stock (1,373 shares)(C)(F)(L)		1,373	1,613
		Common Stock (152 shares)(C)(F)(L)		152	850

				14,025	14,963

Funko, LLC(M)	Personal and Non-Durable Consumer Products (Manufacturing Only)	Senior Subordinated Term Debt (9.5%, Due 5/2019)(I)(J)	7,500	7,500	7,500
		Senior Subordinated Term Debt (9.5%, Due 5/2019)(I)(J)	2,000	2,000	2,000
		Preferred Stock (1,305 shares)(C)(F)(L)		1,305	9,511

				10,805	19,011

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

S-F-6

GLADSTONE INVESTMENT CORPORATION

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2014

(DOLLAR AMOUNTS IN THOUSANDS)

(UNAUDITED)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
Ginsey Home Solutions, Inc.	Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Subordinate Term Debt (13.5%, Due 1/2018)(H)(L)	13,300	13,300	13,300
		Preferred Stock (18,898 shares)(C)(F)(L)		9,583	3,109
		Common Stock (63,747 shares)(C)(F)(L)		8	—

				22,891	16,409

Jackrabbit, Inc.	Farming and Agriculture	Senior Term Debt (13.5%, Due 4/2018)(L)	11,000	11,000	11,000
		Preferred Stock (3,556 shares)(C)(F)(L)		3,556	4,063
		Common Stock (548 shares)(C)(F)(L)		94	3,803

				14,650	18,866

Mathey Investments, Inc.	Machinery (Nonagriculture, Nonconstruction, Nonelectronic)	Senior Term Debt (10.0%, Due 3/2016)(L)	1,375	1,375	1,375
		Senior Term Debt (12.0%, Due 3/2016)(L)	3,727	3,727	3,727
		Senior Term Debt (12.5%, Due 3/2016)(E)(I)(L)	3,500	3,500	3,500
		Common Stock (29,102 shares)(C)(F)(L)		777	7,644

				9,379	16,246

Mitchell Rubber Products, Inc.	Chemicals, Plastics, and Rubber	Subordinated Term Debt (13.0%, Due 10/2016)(I)(K)	13,560	13,560	10,848
		Subordinated Term Debt (13.0%, Due 12/2015)(I)(K)	1,500	1,500	1,200
		Preferred Stock (27,900 shares)(C)(F)(L)		2,790	—
		Common Stock (27,900 shares)(C)(F)(L)		28	—

				17,878	12,048

Quench Holdings Corp.	Home and Office Furnishings, Housewares, and Durable Consumer Products	Common Stock (4,770,392 shares)(C)(F)(L)		3,397	4,753

				3,397	4,753

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

S-F-7

GLADSTONE INVESTMENT CORPORATION

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2014

(DOLLAR AMOUNTS IN THOUSANDS)

(UNAUDITED)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
SBS, Industries, LLC	Machinery (Nonagriculture, Nonconstruction, Nonelectronic)	Senior Term Debt (14.0%, Due 8/2016)(L)	11,355	11,355	11,355
		Preferred Stock (19,935 shares)(C)(F)(L)		1,994	2,577
		Common Stock (221,500 shares)(C)(F)(L)		221	381

				13,570	14,313

Schylling Investments, LLC	Leisure, Amusement, Motion Pictures, Entertainment	Senior Term Debt (13.0%, Due 8/2018)(L)	$13,081	$13,081	$13,081
		Preferred Stock (4,000 shares)(C)(F)(L)		4,000	—

				17,081	13,081

Star Seed, Inc.	Farming and Agriculture	Senior Term Debt (12.5%, Due 4/2018)(L)	7,500	7,500	7,500
		Preferred Stock (1,499 shares)(C)(F)(L)		1,499	—
		Common Stock (600 shares)(C)(F)(L)		1	—

				9,000	7,500

Total Non-Control/Non-Affiliate Investments (represents 42.0% of total investments at fair value)				$165,597	$165,518

AFFILIATE INVESTMENTS(O) :
Acme Cryogenics, Inc.	Chemicals, Plastics, and Rubber	Senior Subordinated Term Debt (11.5%, Due 3/2015)(I)(L)	$14,500	$14,500	$14,500
		Preferred Stock (965,982 shares)(C)(F)(L)		7,956	8,442
		Common Stock (549,908 shares)(C)(F)(L)		1,197	—
		Common Stock Warrants (465,639 shares)(C)(F)(L)		25	—

				23,678	22,942

Alloy Die Casting Corp.(M)	Diversified/Conglomerate Manufacturing	Senior Term Debt (13.5%, Due 10/2018)(K)	12,215	12,215	12,093
		Preferred Stock (4,064 shares)(C)(F)(L)		4,064	3,699
		Common Stock (630 shares)(C)(F)(L)		41	—

				16,320	15,792

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

S-F-8

GLADSTONE INVESTMENT CORPORATION

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2014

(DOLLAR AMOUNTS IN THOUSANDS)

(UNAUDITED)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
Behrens Manufacturing, LLC(M)	Diversified/Conglomerate Manufacturing	Senior Term Debt (13.0%, Due 12/2018)(L)	9,975	9,975	9,975
		Preferred Stock (2,923 shares)(C)(F)(L)		2,922	2,808

				12,897	12,783

B-Dry, LLC	Personal, Food and Miscellaneous Services	Line of Credit, $0 available (6.5% (0.8% Unused Fee), Due 5/2015)(L)	1,250	1,250	813
		Senior Term Debt (13.5%, Due 5/2015)(L)	6,433	6,443	4,188
		Senior Term Debt (13.5%, Due 5/2015)(L)	840	840	546
		Preferred Stock (2,250 shares)(C)(F)(L)		2,250	—
		Common Stock (2,250 shares)(C)(F)(L)		—	—
		Common Stock Warrants (85 shares)(C)(F)(L)		300	—

				11,083	5,547

B+T Group Acquisition Inc.(M)	Telecommunications	Line of Credit, $700 available (1.0% Unused Fee), Due 6/2015)(J)	700	700	700
		Senior Term Debt (13.0%, Due 12/2019)(J)	14,000	14,000	14,000
		Convertible Preferred Stock (12,841 shares)(C)(F)(J)		4,197	4,197

				18,897	18,897

Cambridge Sound Management, LLC	Home and office Furnishings, Housewares and Durable Consumer Products	Line of Credit, $1,000 available (13.0% (1.0% Unused Fee), Due 9/2015)(L)	—	—	—
		Senior Term Debt (13.0%, Due 9/2019)(L)	15,000	15,000	15,000
		Preferred Stock (4,500 shares)(C)(F)(L)		4,500	7,556

				19,500	22,556

Channel Technologies Group, LLC	Diversified/Conglomerate Manufacturing	Preferred Stock (2,279 shares)(C)(F)(L)		2,864	1,278
		Common Stock (2,279,020 shares)(C)(F)(L)		—	—

				2,864	1,278

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

S-F-9

GLADSTONE INVESTMENT CORPORATION

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2014

(DOLLAR AMOUNTS IN THOUSANDS)

(UNAUDITED)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
Danco Acquisition Corp.	Diversified/Conglomerate Manufacturing	Line of Credit, $550 available (4.0% (0.5% Unused Fee), Due 8/2015)(L)	4,000	4,000	349
		Senior Term Debt (4.0%, Due 8/2015)(L)	2,575	2,575	225
		Senior Term Debt (4.0%, Due 8/2015)(L)	8,795	8,795	767
		Senior Term Debt (5.0%, Due 8/2015)(E)(L)	1,150	1,150	100
		Preferred Stock (25 shares)(C)(F)(L)		2,500	—
		Common Stock Warrants (1,241 shares)(C)(F)(L)		3	—

				19,023	1,441

Edge Adhesives Holdings, Inc.(M)	Diversified/Conglomerate	Line of Credit, $850 available (10.5% (1.0% Unused Fee), Due 8/2015)(K)	$650	$650	$647
		Senior Term Debt (12.5%, Due 2/2019)(K)	9,300	9,300	9,277
		Senior Subordinated Term Debt (13.5%, Due 2/2019)(K)	2,400	2,400	2,397
		Convertible Preferred Stock (3,474 shares)(C)(F)(L)		3,474	3,920

				15,824	16,241

Head Country Food Products,	Beverage, Food and Tobacco	Senior Term Debt (12.5%, Due 2/2019)(L)	9,050	9,050	9,050
		Preferred Stock (4,000 shares)(C)(F)(L)		4,000	2,880

				13,050	11,930

Meridian Rack & Pinion, Inc.(M)	Automobile	Senior Term Debt (13.5%, Due 12/2018)(K)	9,660	9,660	9,600
		Preferred Stock (3,381 shares)(C)(F)		3,381	2,983

				13,041	12,583

NDLI Inc.	Cargo Transport	Line of Credit, $0 available (10.5% (0.5% Unused Fee), Due 1/2016)(K)	1,925	1,925	1,448
		Senior Term Debt (11.0%, Due 1/2018)(K)	7,227	7,227	5,438
		Senior Term Debt (10.5%, Due 1/2018)(K)	3,650	3,650	2,738
		Senior Term Debt (10.5%, Due 1/2018)(E)(K)	3,650	3,650	2,756
		Preferred Stock (3,600 shares)(C)(F)(L)		3,600	—
		Common Stock (545 shares)(C)(F)(L)		—	—

				20,052	12,380

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

S-F-10

GLADSTONE INVESTMENT CORPORATION

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2014

(DOLLAR AMOUNTS IN THOUSANDS)

(UNAUDITED)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
Precision Southeast, Inc.	Diversified/Conglomerate Manufacturing	Senior Term Debt (14.0%, Due 12/2015)(L)	5,617	5,617	5,617
		Preferred Stock (19,091 shares)(C)(F)(L)		1,909	—
		Common Stock (90,909 shares)(C)(F)(L)		91	—

				7,617	5,617

Old World Christmas, Inc.	Home and Office Furnishings, Housewares, and Durable Consumer Products	Line of Credit, $570 available (10% (1.0% Unused Fee), Due 4/2015)(J)	2,430	2,430	2,430
		Senior Term Debt (13.3%, Due 10/2019)(J)	15,770	15,770	15,770
		Preferred Stock (6,180 shares)(C)(F)(J)		6,180	6,180

				24,380	24,380

SOG Specialty K&T, LLC	Leisure, Amusement, Motion Pictures, Entertainment	Senior Term Debt (13.3%, Due 10/2017)(L)	6,200	6,200	6,200
		Senior Term Debt (14.8%, Due 10/2017)(L)	12,200	12,200	12,200
		Preferred Stock (9,749 shares)(C)(F)(L)		9,749	6,540

				28,149	24,940
Tread Corp.	Oil and Gas	Line of Credit, $1,786 available (12.5%, Due 2/2015)(G)(I)(L)	1,464	1,464	—
		Senior Subordinated Term Debt (12.5%, Due 2/2015)(G)(I)(L)	5,000	5,000	—
		Senior Subordinated Term Debt (12.5%, Due 2/2015)(G)(I)(L)	2,750	2,750	—
		Senior Subordinated Term Debt (12.5%, Due 2/2015)(G)(I)(L)	1,000	1,000	—
		Senior Subordinated Term Debt (12.5%, Due on Demand)(G)(I)(L)	510	510	—
		Preferred Stock (3,332,765 shares)(C)(F)(L)		3,333	—
		Common Stock (7,716,320 shares)(C)(F)(L)		501	—
		Common Stock Warrants (2,372,727 shares)(C)(F)(L)		3	—

				14,561	—

Total Affiliate Investments (represents 53.1% of total investments at fair value)				$260,936	$209,307

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

S-F-11

GLADSTONE INVESTMENT CORPORATION

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2014

(DOLLAR AMOUNTS IN THOUSANDS)

(UNAUDITED)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
CONTROL INVESTMENTS(P) :
Galaxy Tool Holding Corp.	Aerospace and Defense	Line of Credit, $450 available (10.0%, Due 9/2015)(L)	$2,050	$2,050	$2,050
		Senior Subordinated Term Debt (13.5%, Due 8/2017)(L)	15,520	15,520	15,520
		Preferred Stock (6,039,387 shares)(C)(F)(L)		11,464	—
		Common Stock (88,843 shares)(C)(F)(L)		48	—

				29,082	17,570

Roanoke Industries Corp.	Buildings and Real Estate	Senior Term Debt (14.0%, Due 8/2016)(L)	1,650	1,650	1,650
		Common Stock (1,000 shares)(C)(F)(L)		100	100

				1,750	1,750

Total Control Investments (represents 4.9% of total investments at fair value)				$30,832	$19,320

TOTAL INVESTMENTS				$457,365	$394,145

(A)	Certain of the securities listed are issued by affiliate(s) of the indicated portfolio company. The majority of the securities listed, totaling $371.0 million at fair value, are pledged as collateral to our Credit Facility as described further in Note 5—Borrowings. Additionally, all of our investments are considered qualifying assets under Section 55 of the Investment Company Act of 1940, as amended, (the “1940 Act”) as of December 31, 2014.
(B)	Percentages represent the weighted average cash interest rates in effect at December 31, 2014, and due date represents the contractual maturity date. Unless indicated otherwise, all cash interest rates are indexed to 30-day London Interbank Offered Rate (“LIBOR”). If applicable, paid-in-kind (“PIK”) interest rates are noted separately from the cash interest rates.
(C)	Security is non-income producing.
(D)	Refer to Note 10—Commitments and Contingencies for additional information regarding these guaranties.
(E)	Last Out Tranche (“LOT”) of senior debt, meaning if the portfolio company is liquidated, the holder of the LOT is paid after the other senior debt but before the senior subordinated debt.
(F)	Where applicable, aggregates all shares of such class of stock owned without regard to specific series owned within such class (some series of which may or may not be voting shares) or aggregates all warrants to purchase shares of such class of stock owned without regard to specific series of such class of stock such warrants allow us to purchase.
(G)	Debt security is on non-accrual status.
(H)	$5.1 million of the debt security participated to a third party but accounted for as collateral for a secured borrowing for accounting principles generally accepted in the U.S. (“GAAP”) purposes as of December 31, 2014.
(I)	Debt security has a fixed interest rate.
(J)	New portfolio investment valued at cost, as it was determined that the price paid during the three months ended December 31, 2014 best represents fair value as of December 31, 2014.
(K)	Fair value was based on internal yield analysis or on estimates of value submitted by Standard & Poor’s Securities Evaluations, Inc. (“SPSE”).
(L)	Fair value was based on the total enterprise value of the portfolio company, which was then allocated to the portfolio company’s securities in order of their relative priority in the capital structure.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

S-F-12

GLADSTONE INVESTMENT CORPORATION

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2014

(DOLLAR AMOUNTS IN THOUSANDS)

(UNAUDITED)

(M)	One of our affiliated funds, Gladstone Capital Corporation (“Gladstone Capital”), co-invested with us in this portfolio company pursuant to an exemptive order granted by the Securities and Exchange Commission (“SEC”).
(N)	Non-Control/Non-Affiliate investments, as defined by the 1940 Act, are those that are neither Control nor Affiliate investments and in which we own less than 5.0% of the issued and outstanding voting securities.
(O)	Affiliate investments, as defined by the 1940 Act, are those in which we own, with the power to vote, between and inclusive of 5.0% and 25.0% of the issued and outstanding voting securities.
(P)	Control investments, as defined by the 1940 Act, are those where we have the power to exercise a controlling influence over the management or policies of the portfolio company, which may include owning, with the power to vote, more than 25.0% of the issued and outstanding voting securities.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

S-F-13

GLADSTONE INVESTMENT CORPORATION

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS

MARCH 31, 2014

(DOLLAR AMOUNTS IN THOUSANDS)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS (L):
Acme Cryogenics, Inc.	Chemicals, Plastics, and Rubber	Senior Subordinated Term Debt (11.5%, Due 3/2015)(I)(L)	$14,500	$14,500	$14,500
		Preferred Stock (898,814 shares)(C)(F)(L)		6,984	11,276
		Common Stock (418,072 shares)(C)(F)(L)		1,045	—
		Common Stock Warrants (465,639 shares)(C)(F)(L)		25	—

				22,554	25,776

Alloy Die Casting Corp.(M)	Diversified/Conglomerate Manufacturing	Senior Term Debt (13.5%, Due 10/2018)(K)	12,215	12,215	12,261
		Preferred Stock (4,064 shares)(C)(F)(L)		4,064	1,948
		Common Stock (630 shares)(C)(F)(L)		41	—

				16,320	14,209

Auto Safety House, LLC	Automobile	Line of Credit, $1,000 available (7.0%, Due 10/2018)(I)(K)	5,000	5,000	4,925
		Guaranty ($500)(D)
		Guaranty ($250)(D)

				5,000	4,925

B-Dry, LLC	Personal, Food and Miscellaneous Services	Line of Credit, $0 available (6.5%, Due 5/2014)(K)	750	750	566
		Senior Term Debt (13.5%, Due 5/2014)(K)	6,433	6,443	4,865
		Senior Term Debt (13.5%, Due 5/2014)(K)	2,840	2,840	2,144
		Common Stock Warrants (85 shares)(C)(F)(L)		300	—

				10,333	7,575

Cavert II Holding Corp.	Containers, Packaging, and Glass	Preferred Stock (18,446 shares)(C)(F)(L)		1,845	3,023

				1,845	3,023

Country Club Enterprises, LLC	Automobile	Senior Subordinated Term Debt (18.6%, Due 11/2014)(L)	4,000	4,000	4,000
		Preferred Stock (7,079,792 shares)(C)(F)(L)		7,725	3,670
		Guaranty ($2,000)(D)
		Guaranty ($878)(D)

				11,725	7,670

Drew Foam Company, Inc.	Chemicals, Plastics, and Rubber	Senior Term Debt (13.5%, Due 8/2017)(L)	10,913	10,913	10,913
		Preferred Stock (34,045 shares)(C)(F)		3,375	1,351
		Common Stock (5,372 shares)(C)(F)		63	—

				14,351	12,264

Frontier Packaging, Inc.	Containers, Packaging, and Glass	Senior Term Debt (12.0%, Due 12/2017)(L)	12,500	12,500	12,500
		Preferred Stock (1,373 shares)(C)(F)(L)		1,373	1,522
		Common Stock (152 shares)(C)(F)(L)		152	843

				14,025	14,865

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

S-F-14

GLADSTONE INVESTMENT CORPORATION

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

MARCH 31, 2014

(DOLLAR AMOUNTS IN THOUSANDS)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
Funko, LLC(M)	Personal and Non-Durable Consumer Products (Manufacturing Only)	Senior Subordinated Term Debt (12.0% and 1.5% PIK, Due 5/2019)(K)	7,587	7,587	7,729
		Preferred Stock (1,305 shares)(C)(F)(L)		1,305	2,276

				8,892	10,005

Ginsey Home Solutions, Inc.	Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Subordinate Term Debt (13.5%, Due 1/2018)(H)(L)	13,050	13,050	13,050
		Preferred Stock (18,898 shares)(C)(F)(L)		9,393	3,082
		Common Stock (63,747 shares)(C)(F)(L)		8	—

				22,451	16,132
Jackrabbit, Inc.	Farming and Agriculture	Line of Credit, $3,000 available (13.5%, Due 4/2014)(L)	—	—	—
		Senior Term Debt (13.5%, Due 4/2018)(L)	11,000	11,000	11,000
		Preferred Stock (3,556 shares)(C)(F)(L)		3,556	1,963
		Common Stock (548 shares)(C)(F)(L)		94	—

				14,650	12,963

Mathey Investments, Inc.	Machinery (Nonagriculture, Nonconstruction, Nonelectronic)	Senior Term Debt (10.0%, Due 3/2016)(L)	1,375	1,375	1,375
		Senior Term Debt (12.0%, Due 3/2016)(L)	3,727	3,727	3,727
		Senior Term Debt (12.5%, Due 3/2016)(E)(I)(L)	3,500	3,500	3,500
		Common Stock (29,102 shares)(C)(F)(L)		777	4,895

				9,379	13,497

Mitchell Rubber Products, Inc.	Chemicals, Plastics, and Rubber	Subordinated Term Debt (13.0%, Due 10/2016)(I)(K)	$13,560	$13,560	$13,628
		Preferred Stock (27,900 shares)(C)(F)(L)		2,790	1,086
		Common Stock (27,900 shares)(C)(F)(L)		28	—

				16,378	14,714
Noble Logistics, Inc.	Cargo Transport	Line of Credit, $0 available (10.5%, Due 1/2015)(K)	800	800	204
		Senior Term Debt (11.0%, Due 1/2015)(K)	7,227	7,227	1,842
		Senior Term Debt (10.5%, Due 1/2015)(K)	3,650	3,650	931
		Senior Term Debt (10.5%, Due 1/2015)(E)(K)	3,650	3,650	931

				15,327	3,908
Precision Southeast, Inc.	Diversified/Conglomerate Manufacturing	Senior Term Debt (14.0%, Due 12/2015)(L)	5,617	5,617	5,617
		Preferred Stock (19,091 shares)(C)(F)(L)		1,909	—
		Common Stock (90,909 shares)(C)(F)(L)		91	—

				7,617	5,617
Quench Holdings Corp.	Home and Office Furnishings, Housewares, and Durable Consumer Products	Common Stock (4,770,391 shares)(C)(F)(L)		3,397	5,056

				3,397	5,056

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

S-F-15

GLADSTONE INVESTMENT CORPORATION

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

MARCH 31, 2014

(DOLLAR AMOUNTS IN THOUSANDS)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
SBS, Industries, LLC	Machinery (Nonagriculture, Nonconstruction, Nonelectronic)	Senior Term Debt (14.0%, Due 8/2016)(L)	11,355	11,355	11,355
		Preferred Stock (19,935 shares)(C)(F)(L)		1,994	1,064
		Common Stock (221,500 shares)(C)(F)(L)		221	—

				13,570	12,419

Schylling Investments, LLC	Leisure, Amusement, Motion Pictures, Entertainment	Senior Term Debt (13.0%, Due 8/2017)(K)	13,081	13,081	13,228
		Preferred Stock (4,000 shares)(C)(F)(L)		4,000	—

				17,081	13,228

Star Seed, Inc.	Farming and Agriculture	Senior Term Debt (12.5%, Due 4/2018)(K)	7,500	7,500	7,594
		Preferred Stock (1,499 shares)(C)(F)(L)		1,499	—
		Common Stock (600 shares)(C)(F)(L)		1	—

				9,000	7,594

Total Non-Control/Non-Affiliate Investments (represents 65.4% of total investments at fair value)				$233,895	$205,440

AFFILIATE INVESTMENTS(O) :
Behrens Manufacturing, LLC(M)	Diversified/Conglomerate Manufacturing	Senior Term Debt (13.0%, Due 12/2018)(L)	$9,975	$9,975	$9,975
		Preferred Stock (2,923 shares)(C)(F)(L)		2,922	2,754

				12,897	12,729
Channel Technologies Group, LLC	Diversified/Conglomerate Manufacturing	Preferred Stock (2,279 shares)(C)(F)(L)		2,864	3,122
		Common Stock (2,279,020 shares)(C)(F)(L)		—	—

				2,864	3,122

Danco Acquisition Corp.	Diversified/Conglomerate Manufacturing	Line of Credit, $700 available (4.0%, Due 8/2015)(K)	3,450	3,450	690
		Senior Term Debt (4.0%, Due 8/2015)(K)	2,575	2,575	515
		Senior Term Debt (4.0%, Due 8/2015)(K)	8,795	8,795	1,759
		Senior Term Debt (5.0%, Due 8/2015)(E)(K)	1,150	1,150	236
		Preferred Stock (25 shares)(C)(F)(L)		2,500	—
		Common Stock (1,241 shares)(C)(F)(L)		3	—

				18,473	3,200

Edge Adhesives Holdings, Inc.(M)	Diversified/Conglomerate Manufacturing	Line of Credit, $705 available (10.5%, Due 8/2014)(J)	795	795	795
		Senior Term Debt (12.5%, Due 2/2019)(J)	9,300	9,300	9,300
		Senior Subordinated Term Debt (13.5%, Due 2/2019)(J)	2,400	2,400	2,400
		Preferred Stock (3,474 shares)(C)(F)(J)		3,474	3,474

				15,969	15,969

Head Country Food Products, Inc.	Beverage, Food and Tobacco	Line of Credit, $500 available (10.0%, Due 8/2014)(J)	—	—	—
		Senior Term Debt (12.5%, Due 2/2019)(J)	9,050	9,050	9,050
		Preferred Stock (4,000 shares)(C)(F)(J)		4,000	4,000

				13,050	13,050

Meridian Rack & Pinion, Inc.(M)	Automobile	Senior Term Debt (13.5%, Due 12/2018)(K)	$9,660	$9,660	$9,672
		Preferred Stock (3,381 shares)(C)(F)(L)		3,381	3,468

				13,041	13,140

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

S-F-16

GLADSTONE INVESTMENT CORPORATION

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

MARCH 31, 2014

(DOLLAR AMOUNTS IN THOUSANDS)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
SOG Specialty K&T, LLC	Leisure, Amusement, Motion Pictures, Entertainment	Senior Term Debt (13.3%, Due 8/2016)(L)	6,200	6,200	6,200
		Senior Term Debt (14.8%, Due 8/2016)(L)	12,199	12,199	12,199
		Preferred Stock (9,749 shares)(C)(F)(L)		9,749	8,240

				28,148	26,639

Tread Corp.	Oil and Gas	Line of Credit, $779 available (12.5%, Due 6/2014)(G)(I)(L)	2,471	2,471	—
		Senior Subordinated Term Debt (12.5%, Due 2/2015)(G)(I)(L)	5,000	5,000	—
		Senior Subordinated Term Debt (12.5%, Due 2/2015)(G)(I)(L)	2,750	2,750	—
		Senior Subordinated Term Debt (12.5%, Due 2/2015)(G)(I)(L)	1,000	1,000	—
		Senior Subordinated Term Debt (12.5%, Due on Demand)(G)(I)(L)	510	510	—
		Preferred Stock (3,332,765 shares)(C)(F)(L)		3,333	—
		Common Stock (7,716,320 shares)(C)(F)(L)		501	—
		Common Stock Warrants (2,372,727 shares)(C)(F)(L)		3	—

				15,568	—

Total Affiliate Investments (represents 27.9% of total investments at fair value)				$120,010	$87,849

CONTROL INVESTMENTS(P) :
Galaxy Tool Holding Corp.	Aerospace and Defense	Senior Subordinated Term Debt (13.5%, Due 8/2017)(L)	$15,520	$15,520	$15,520
		Preferred Stock (6,039,387 shares)(C)(F)(L)		11,464	2,992
		Common Stock (88,843 shares)(C)(F)(L)		48	—

				27,032	18,512

NDLI Acquisition Inc.	Cargo Transport	Preferred Stock (2,600 shares)(C)(F)(L)		2,600	2,592
		Common Stock (545 shares)(C)(F)(L)		—	—

				2,600	2,592

Total Control Investments (represents 6.7% of total investments at fair value)				$29,632	$21,104

TOTAL INVESTMENTS(Q)				$383,537	$314,393

(A)	Certain of the securities listed are issued by affiliate(s) of the indicated portfolio company. The majority of the securities listed, totaling $388.6 million at fair value, are pledged as collateral to our Credit Facility as described further in Note 5—Borrowings. Additionally, all of our investments are considered qualifying assets under Section 55 of the 1940 Act as of March 31, 2014.
(B)	Percentages represent the weighted average cash interest rates in effect at March 31, 2014, and due date represents the contractual maturity date. Unless indicated otherwise, all cash interest rates are indexed to 30-day LIBOR. If applicable, PIK interest rates are noted separately from the cash interest rates.
(C)	Security is non-income producing.
(D)	Refer to Note 10—Commitments and Contingencies for additional information regarding these guaranties.
(E)	Last Out Tranche (“LOT”) of senior debt, meaning if the portfolio company is liquidated, the holder of the LOT is paid after the other senior debt but before the senior subordinated debt.
(F)	Where applicable, aggregates all shares of such class of stock owned without regard to specific series owned within such class (some series of which may or may not be voting shares) or aggregates all warrants to purchase shares of such class of stock owned without regard to specific series of such class of stock such warrants allow us to purchase.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

S-F-17

GLADSTONE INVESTMENT CORPORATION

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

MARCH 31, 2014

(DOLLAR AMOUNTS IN THOUSANDS)

(G)	Debt security is on non-accrual status.
(H)	$5.0 million of the debt security participated to a third party but accounted for as collateral for a secured borrowing for GAAP purposes as of March 31, 2014.
(I)	Debt security has a fixed interest rate.
(J)	New portfolio investment valued at cost, as it was determined that the price paid during the three months ended March 31, 2014 best represents fair value as of March 31, 2014.
(K)	Fair value was based on internal yield analysis or on estimates of value submitted by Standard & Poor’s Securities Evaluations, Inc. (“SPSE”)
(L)	Fair value was based on the total enterprise value of the portfolio company, which was then allocated to the portfolio company’s securities in order of their relative priority in the capital structure.
(M)	One of our affiliated funds, Gladstone Capital Corporation (“Gladstone Capital”), co-invested with us in this portfolio company pursuant to an exemptive order granted by the Securities and Exchange Commission (“SEC”).
(N)	Non-Control/Non-Affiliate investments, as defined by the 1940 Act, are those that are neither Control nor Affiliate investments and in which we own less than 5.0% of the issued and outstanding voting securities.
(O)	Affiliate investments, as defined by the 1940 Act, are those in which we own, with the power to vote, between and inclusive of 5.0% and 25.0% of the issued and outstanding voting securities.
(P)	Control investments, as defined by the 1940 Act, are those where we have the power to exercise a controlling influence over the management or policies of the portfolio company, which may include owning, with the power to vote, more than 25.0% of the issued and outstanding voting securities.
(Q)	Cumulative gross unrealized depreciation for federal income tax purposes is $83,197; cumulative gross unrealized appreciation for federal income tax purposes is $13,913. Cumulative net unrealized depreciation is $69,284, based on a tax cost of $383,677.

S-F-18

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2014

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA AND AS OTHERWISE INDICATED)

NOTE 1.    ORGANIZATION

Gladstone Investment Corporation (“Gladstone Investment”) was incorporated under the General Corporation Law of the State of Delaware on February 18, 2005, and completed an initial public offering on June 22, 2005. The terms “the Company,” “we,” “our” and “us” all refer to Gladstone Investment and its consolidated subsidiaries. We are an externally advised, closed-end, non-diversified management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, we have elected to be treated for tax purposes as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). We were established for the purpose of investing in debt and equity securities of established private businesses in the United States (“U.S.”). Debt investments primarily come in the form of three types of loans: senior term loans, senior subordinated loans and junior subordinated debt. Equity investments primarily take the form of preferred or common equity (or warrants or options to acquire the foregoing), often in connection with buyouts and other recapitalizations. Our investment objectives are: (a) to achieve and grow current income by investing in debt securities of established businesses that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that we anticipate will grow over time, and (b) to provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains. We aim to maintain a portfolio allocation of approximately 80.0% debt investments and 20.0% equity investments, at cost.

Gladstone Business Investment, LLC (“Business Investment”), a wholly-owned subsidiary of ours, was established on August 11, 2006 for the sole purpose of owning our portfolio of investments in connection with our revolving line of credit. The financial statements of Business Investment are consolidated with ours. We also have significant subsidiaries whose financial statements are not consolidated with ours. Refer to Note 12— Unconsolidated Significant Subsidiaries for additional information regarding our unconsolidated significant subsidiaries.

We are externally managed by Gladstone Management Corporation (the “Adviser”), an affiliate of ours and a SEC registered investment adviser, pursuant to an investment advisory agreement and management agreement (the “Advisory Agreement”). Administrative services are provided by Gladstone Administration, LLC (the “Administrator”), an affiliate of ours and the Adviser, pursuant to an administration agreement (the “Administration Agreement”).

NOTE 2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Unaudited Interim Financial Statements and Basis of Presentation

We prepare our interim financial statements in accordance with accounting principles generally accepted in the U.S. (“GAAP”) for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Articles 6 and 10 of SEC Regulation S-X. Accordingly, we have omitted certain disclosures accompanying annual financial statements prepared in accordance with GAAP. The accompanying Condensed Consolidated Financial Statements include our accounts and those of our wholly-owned subsidiaries. All intercompany balances and transactions have been eliminated. Under Article 6 of Regulation S-X, and the authoritative accounting guidance provided by the American Institute of Certified Public Accountants Audit and Accounting Guide for Investment Companies, we are not permitted to consolidate any portfolio company investments,

S-F-19

including those in which we have a controlling interest. In our opinion, all adjustments, consisting solely of normal recurring accruals, necessary for the fair statement of financial statements for the interim periods have been included. The results of operations for the three and nine months ended December 31, 2014, are not necessarily indicative of results that ultimately may be achieved for the year. The interim financial statements and notes thereto should be read in conjunction with the financial statements and notes thereto included in our annual report on Form 10-K for the fiscal year ended March 31, 2014, as filed with the SEC on May 13, 2014.

Our accompanying fiscal year-end Condensed Consolidated Statement of Assets and Liabilities was derived from audited financial statements, but does not include all disclosures required by GAAP.

Revisions

Certain amounts in the prior year’s consolidated financial statements have been revised to correct the presentation for the three and nine months ended December 31, 2013 with no effect on our financial condition or results of operations. Certain amounts that were revised relate to our change in the classification of certain of our investments among control, affiliate and non-control/non-affiliate investments. The general change in the definitions from prior reported periods to the three and nine months ended December 31, 2013, relate to the use of voting equity securities as the primary determinate of classification compared to the use of both voting and non-voting equity securities in prior periods.

S-F-20

Other revisions relate to the net presentation of certain fees in our results of operations. The Adviser services, administers and collects on the loans held by Business Investment, in return for which the Adviser receives a 2.0% annual fee from Business Investment. All loan servicing fees are voluntarily and irrevocably credited back to us by the Adviser. Previously, we incorrectly presented the loan servicing fee on a net basis, which is zero because it is 100.0% credited back to us. We have revised our fee presentation related to these loan servicing fees to reflect the gross fee and related gross unconditional, non-contractual and irrevocable credit amounts. Management evaluated these errors in presentation and concluded they were not material to the previously issued financial statements for the three and nine months ended December 31, 2013. The impact of the revisions are shown in the table below:

	Three Months Ended December 31, 2013		Nine Months Ended December 31, 2013
	As Previously Reported	As Revised	As Previously Reported	As Revised
Interest income
Non-Control/Non-Affiliate investments	$1,625	$5,826	$2,978	$15,719
Affiliate investments	708	160	2,923	1,091
Control investments	5,259	1,606	16,578	5,669
Cash and cash equivalents	1	1	2	2

Total interest income	7,593	7,593	22,481	22,481

Other income
Non-Control/Non-Affiliate investments	5	304	5	878
Affiliate investments	1,000	799	1,333	799
Control investments	98	—	3,634	3,295

Total other income	1,103	1,103	4,972	4,972

Expenses
Aggregate expenses	5,076	5,076	14,417	14,417
Loan servicing fee	—	1,089	—	3,230

Expenses, before credits from Adviser	5,076	6,165	14,417	17,647
Credit to base management fee—loan servicing fee	—	(1,089)	—	(3,230)
Credit to fees from Adviser—other	(782)	(782)	(1,627)	(1,627)

Total expenses, net of credits to fees	4,294	4,294	12,790	12,790

Net realized (loss) gain
Non-Control/Non-Affiliate investments	—	(11,361)	—	(11,361)
Affiliate investments	(1,754)	(1,754)	(1,754)	(1,754)
Control investments	(11,361)	—	13,443	24,804
Other	(29)	(29)	(29)	(29)

Total net unrealized (loss) gain	(13,144)	(13,144)	11,660	11,660

Net unrealized (depreciation) appreciation
Non-Control/Non-Affiliate investments	(3,694)	(2,548)	(6,810)	(10,926)
Affiliate investments	983	4,651	3,432	1,629
Control investments	401	(4,413)	(26,022)	(20,103)
Other	366	366	811	811

Total net unrealized depreciation	$(1,944)	$(1,944)	$(28,589)	$(28,589)

S-F-21

Investment Valuation Policy

Accounting Recognition

We record our investments at fair value in accordance with the Financial Accounting Standards Board (the “FASB”) Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”) and the 1940 Act. Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and amortized cost basis of the investment, without regard to unrealized depreciation or appreciation previously recognized, and include investments charged off during the period, net of recoveries. Unrealized depreciation or appreciation primarily reflects the change in investment fair values, including the reversal of previously recorded unrealized depreciation or appreciation when gains or losses are realized.

Board Responsibility

In accordance with the 1940 Act, our board of directors (our “Board of Directors”) has the ultimate responsibility for reviewing and approving, in good faith, the fair value of our investments based on our established investment valuation policy (the “Policy”). Our Board of Directors reviews valuation recommendations that are provided by professionals of the Adviser and Administrator with oversight and direction from the valuation officer (the “Valuation Team”). There is no single standard for determining fair value (especially for privately-held businesses), as fair value depends upon the specific facts and circumstances of each individual investment. In determining the fair value of our investments, the Valuation Team, led by the valuation officer, uses the Policy and each quarter our Board of Directors reviews the Policy to determine if changes thereto are advisable and also reviews whether the Valuation Team has applied the Policy consistently.

Use of Third Party Valuation Firms

The Valuation Team engages third party valuation firms to provide independent assessments of the fair value of certain of our investments. Currently, the sole third-party service provider Standard & Poor’s Securities Evaluation, Inc. (“SPSE”) provides estimates of fair value on the majority of our debt investments.

The Valuation Team generally assigns SPSE’s estimates of fair value to our debt investments where we do not have the ability to effectuate a sale of the applicable portfolio company. The Valuation Team corroborates SPSE’s estimates of fair value using one or more of the valuation techniques discussed below. The Valuation Team’s estimates of value on a specific debt investment may significantly differ from SPSE’s. When this occurs, our Board of Directors reviews whether the Valuation Team has followed the Policy and whether the Valuation Team’s recommended value is reasonable in light of the Policy and other relevant facts and circumstances and then votes to accept or reject the Valuation Team’s recommended valuation.

Valuation Techniques

In accordance with ASC 820, the Valuation Team uses the following techniques when valuing our investment portfolio:

•

Total Enterprise Value—In determining the fair value using a total enterprise value (“TEV”), the Valuation Team first calculates the TEV of the portfolio company by incorporating some or all of the following factors: the portfolio company’s ability to make payments and other specific portfolio company attributes; the earnings of the portfolio company (the trailing or projected twelve month revenue or earnings before interest, taxes, depreciation and amortization (“EBITDA”)); EBITDA or revenue multiples obtained from our indexing methodology whereby the original transaction EBITDA or revenue multiple at the time of our closing is indexed to a general subset of comparable disclosed transactions and EBITDA or revenue multiples from recent sales to third parties of similar securities in similar industries; a comparison to publicly traded securities in similar industries; and other pertinent

S-F-22

factors. The Valuation Team generally references industry statistics and may use outside experts when gathering this information. Once the TEV is determined for a portfolio company, the Valuation Team then allocates the TEV to the portfolio company’s securities in order of their relative priority in the capital structure. Generally, the Valuation Team uses TEV to value our equity investments and, in the circumstances where we have the ability to effectuate a sale of a portfolio company, our debt investments.

TEV is primarily calculated using EBITDA or revenue multiples; however, TEV may also be calculated using a discounted cash flow (“DCF”) analysis whereby future expected cash flows of the portfolio company are discounted to determine a net present value using estimated risk-adjusted discount rates, which incorporate adjustments for nonperformance and liquidity risks. Generally, the Valuation Team uses the DCF to calculate the TEV to corroborate estimates of value for our equity investments, where we do not have the ability to effectuate a sale of a portfolio company or for debt of credit impaired portfolio companies.

•	Yield Analysis—The Valuation Team generally determines the fair value of our debt investments using the yield analysis, which includes a DCF calculation and the Valuation Team’s own assumptions, including, but not limited to, estimated remaining life, current market yield, current leverage, and interest rate spreads. This technique develops a modified discount rate that incorporates risk premiums including, among other things, increased probability of default, increased loss upon default and increased liquidity risk. Generally, the Valuation Team uses the yield analysis to corroborate both estimates of value provided by SPSE and market quotes.

In addition to the above valuation techniques, the Valuation Team may also consider other factors when determining fair values of our investments, including, but not limited to: the nature and realizable value of the collateral, including external parties’ guaranties; any relevant offers or letters of intent to acquire the portfolio company; and the markets in which the portfolio company operates. If applicable, new and follow-on debt and equity investments made during the most recently completed quarter are generally valued at original cost basis. Fair value measurements of our investments may involve subjective judgments and estimates and due to the inherent uncertainty of determining these fair values, the fair value of our investments may fluctuate from period to period. Additionally, changes in the market environment and other events that may occur over the life of the investment may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize significantly less than the value at which it is recorded.

Refer to Note 3— Investments for additional information regarding fair value measurements and our application of ASC 820.

Interest Income Recognition

Interest income, adjusted for amortization of premiums, amendment fees and acquisition costs and the accretion of discounts, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when a loan becomes 90 days or more past due, or if our qualitative assessment indicates that the debtor is unable to service its debt or other obligations, we will place the loan on non-accrual status and cease recognizing interest income on that loan until the borrower has demonstrated the ability and intent to pay contractual amounts due. However, we remain contractually entitled to this interest. Interest payments received on non-accrual loans may be recognized as income or applied to the cost basis, depending upon management’s judgment. Generally, non-accrual loans are restored to accrual status when past-due principal and interest are paid, and, in management’s judgment, are likely to remain current, or due to a restructuring, the interest income is deemed to be collectible. As of December 31, 2014, our loans to Tread Corp. (“Tread”) were on non-accrual status, with an aggregate debt cost basis of $10.7 million, or 3.2% of the cost basis of all debt investments in our

S-F-23

portfolio, and an aggregate fair value of $0. As of March 31, 2014, our loans to Tread were on non-accrual status, with an aggregate debt cost basis of $11.7 million, or 4.2% of the cost basis of all debt investments in our portfolio, and an aggregate fair value of $0.

PIK interest, computed at the contractual rate specified in the loan agreement, is added to the principal balance of the loan and recorded as interest income over the life of the obligation. As of December 31, 2014, we did not have any loans with a PIK interest component and as of March 31, 2014, we had one loan with a PIK interest component. During the three and nine months ended December 31, 2014, we recorded PIK income of $20 and $78, respectively. During the three and nine months ended December 31, 2013, we recorded PIK income of $29 and $68, respectively. We collected $0.2 million PIK interest in cash during the three and nine months ended December 31, 2014 and $0 PIK interest in cash during the three and nine months ended December 31, 2013.

Other Income Recognition

We generally record success fees upon receipt of cash. Success fees are contractually due upon a change of control in a portfolio company. We received an aggregate of $0.5 million and $1.0 million of success fees for the three and nine months ended December 31, 2014, respectively, which resulted from prepaid success fees of $0.5 million from SOG Specialty K&T, LLC (“SOG”) in December 2014, $0.2 million from Auto Safety House, LLC in September 2014, $0.2 million from Frontier Packaging, Inc. in September 2014, and $0.1 million from Mathey Investments, Inc. (“Mathey”) in September 2014. We received an aggregate of $1.1 million and $3.4 million of success fees during the three and nine months ended December 31, 2013, respectively, which resulted from $0.8 million related to the Channel Technologies Group, LLC debt repayment in October 2013 and $0.2 million related to the Cavert II Holding Corp. debt repayment in December 2013.

We accrue dividend income on preferred and common equity securities to the extent that such amounts are expected to be collected and if we have the option to collect such amounts in cash or other consideration. During the three and nine months ended December 31, 2014, we recorded $1.4 million and $2.7 million of dividend income from Mathey, respectively. During the three and nine months ended December 31, 2013, we recorded $1.4 million in dividend income related to the exit of Venyu Solutions, Inc. (“Venyu”).

Both dividend and success fee income are recorded in other income in our accompanying Condensed Consolidated Statements of Operations .

Recent Accounting Pronouncements

In June 2013, the FASB issued ASU 2013-08, “Financial Services—Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements ,” which amends the criteria that define an investment company and clarifies the measurement guidance and requires new disclosures for investment companies. Under ASU 2013-08, an entity already regulated under the 1940 Act is automatically an investment company under the new GAAP definition, so there was no impact from adopting this standard on our financial position or results of operations. We adopted ASU 2013-08 beginning with our quarter ended June 30, 2014, and have increased our disclosure requirements as necessary.

In August 2014, the FASB issued Accounting Standards Update 2014-15 (“ASU 2014-15), “Presentation of Financial Statements—Going Concern (Subtopic 205-40): Disclosure of Uncertainties About an Entity’s Ability to Continue as a Going Concern .” ASU 2014-15 requires management to evaluate whether there are conditions or events that raise substantial doubt about the entity’s ability to continue as a going concern, and to provide certain disclosures when it is probable that the entity will be unable to meet its obligations as they become due within one year after the date that the financial statements are issued. Since this guidance is primarily around certain disclosures to the financial statements, we anticipate no impact on our financial position, results of operations or cash flows from adopting this standard. We are currently assessing the additional disclosure requirements, if any, of ASU 2014-15. ASU 2014-15 is effective for the annual period ending after December 31, 2016 and for annual periods and interim periods thereafter, with early adoption permitted.

S-F-24

In May 2014, the FASB issued ASU 2014-09, “ Revenue from Contracts with Customers ,” which supersedes or replaces nearly all GAAP revenue recognition guidance. The new guidance establishes a new control-based revenue recognition model, changes the basis for deciding when revenue is recognized over time or at a point in time and will expand disclosures about revenue. We are currently assessing the impact of ASU 2014-09 and anticipate no impact on our financial position, results of operations or cash flows from adopting this standard. ASU 2014-09 is effective for annual reporting periods beginning after December 15, 2016 and interim periods within those years. Early adoption is not permitted.

NOTE 3.    INVESTMENTS

Fair Value

In accordance with ASC 820, our investments’ fair value is determined to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between willing market participants on the measurement date. This fair value definition focuses on exit price in the principal, or most advantageous, market and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. ASC 820 also establishes the following three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of a financial instrument as of the measurement date.

•	Level 1 —inputs to the valuation methodology are quoted prices (unadjusted) for identical financial instruments in active markets;

•	Level 2 —inputs to the valuation methodology include quoted prices for similar financial instruments in active or inactive markets and inputs that are observable for the financial instrument, either directly or indirectly, for substantially the full term of the financial instrument. Level 2 inputs are in those markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers; and

•	Level 3 —inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs are those inputs that reflect assumptions that market participants would use when pricing the financial instrument and can include the Valuation Team’s own assumptions based upon the best available information.

When a determination is made to classify our investments within Level 3 of the valuation hierarchy, such determination is based upon the significance of the unobservable factors to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable, or Level 3, inputs, observable inputs (or, components that are actively quoted and can be validated to external sources). The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. As of December 31 and March 31, 2014, all of our investments were valued using Level 3 inputs and during the three and nine months ended December 31, 2014 and 2013, there were no investments transferred in to or out of Level 1, 2 or 3.

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The following table presents our portfolio investments carried at fair value as of December 31 and March 31, 2014, by caption on our accompanying Condensed Consolidated Statements of Assets and Liabilities and by security type and all valued at Level 3 on the ASC 820 fair value hierarchy:

	Total Recurring Fair Value Measurement Reported in Condensed Consolidated Statements of Assets and Liabilities
	December 31, 2014	March 31, 2014
Non-Control/Non-Affiliate Investments
Senior debt	$79,814	$109,479
Senior subordinated debt	38,848	52,907
Preferred equity	29,424	32,259
Common equity/equivalents	17,432	10,795

Total Non-Control/Non-Affiliate Investments	165,518	205,440
Affiliate Investments
Senior debt	141,926	60,391
Senior subordinated debt	16,897	2,400
Preferred equity	50,484	25,058

Total Affiliate Investments	209,307	87,849
Control Investments
Senior debt	3,700	—
Senior subordinated debt	15,520	15,520
Preferred equity	—	5,584
Common equity/equivalents	100	—

Total Control Investments	19,320	21,104

Total Investments at fair value using Level 3 inputs	$394,145	$314,393

In accordance with the FASB’s ASU No. 2011-04, “Fair Value Measurement (Topic820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”) , (“ASU 2011-04”), the following table provides quantitative information about our Level 3 fair value measurements of our investments as of December 31 and March 31, 2014. The below table is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to our fair value measurements. The weighted average calculations in the table below are based on the principal balances for all debt-related calculations and on the cost basis for all equity-related calculations for the particular input.

	Quantitative Information about Level 3 Fair Value Measurements
	Fair Value as of December 31, 2014	Fair Value as of March 31, 2014	Valuation Technique/ Methodology	Unobservable Input	Range / Weighted Average as of December 31, 2014	Range / Weighted Average as of March 31, 2014
Senior debt	$176,581	$115,081	TEV	EBITDA multiples	3.6x – 7.3x / 5.4x	4.6x – 7.3x / 5.6x
				E BITDA	$327 – $5,911 / $3,270	$1,558 – $6,230 / $3,609
	48,859	54,789	Yield Analysis	Discount Rate	7.9% – 22.2% / 15.5%	7.6% – 30.0% / 19.2%
Senior subordinated debt	47,320	49,470	TEV	EBITDA multiples	4.2x – 7.1x / 5.8x	4.1x – 7.3x / 5.0x
				EBITDA	$1,280 – $5,424 / $3,221	$36 – $6,156 / $4,159
	23,945	21,357	Yield Analysis	Discount Rate	9.3% – 27.2% / 19.7%	12.8% – 12.8% / 12.8%
Preferred equity	79,908	62,901	TEV	EBITDA multiples	3.6x – 8.8x / 5.9x	3.5x – 8.5x / 5.1x
				EBITDA	$327 – $19,240 / $3,641	$36 – $10,621 / $4,266
Common equity/equivalents	17,532	10,795	TEV	EBITDA multiples	3.6x – 18.0x / 11.5x	3.4x – 16.0x / 10.5x
				EBITDA	$327 – $9,291 / $6,040	$36 – $10,621 / $6,008

Total	$394,145	$314,393

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Fair value measurements can be sensitive to changes in one or more of the valuation inputs. Changes in market yields, discounts rates, leverage, EBITDA or EBITDA multiples (or revenue or revenue multiples), each in isolation, may change the fair value of certain of our investments. Generally, an increase in market yields, discount rates or leverage or a decrease in EBITDA or EBITDA multiples (or revenue or revenue multiples) may result in a decrease in the fair value of certain of our investments.

The following tables provide the changes in fair value, broken out by security type, during the three and nine months ended December 31, 2014 and 2013 for all of our investments.

Fair Value Measurements Using Significant Unobservable Inputs (Level 3)

	Senior Debt	Senior Subordinated Debt	Preferred Equity	Common Equity/ Equivalents	Total
FISCAL YEAR TO DATE 2015:
Three months ended December 31, 2014:
Fair value as of September 30, 2014	$192,698	$71,474	$63,199	$19,530	$346,901
Total (losses) gains:
Net realized loss(A)(D)	—	—	(208)	(1)	(209)
Net unrealized (depreciation) appreciation(B)	(1,002)	(773)	4,082	(348)	1,959
New investments, repayments and settlements(C) :
Issuances / Originations	36,541	2,894	10,627	—	50,062
Settlements / Repayments	(2,447)	(2,330)	—	—	(4,777)
Sales(D)	—	—	208	1	209
Transfers(E)	(350)	—	2,000	(1,650)	—

Fair value as of December 31, 2014	$225,440	$71,265	$79,908	$17,532	$394,145

Nine months ended December 31, 2014:
Fair value as of March 31, 2014	$169,870	$70,827	$62,901	$10,795	$314,393
Total (losses) gains:
Net realized loss(A)(D)	—	—	(220)	(1)	(221)
Net unrealized appreciation (depreciation)(B)	3,939	(2,219)	(2,281)	6,485	5,924
New investments, repayments and settlements(C) :
Issuances / Originations	54,428	5,728	17,349	1,902	79,407
Settlements / Repayments	(2,447)	(3,071)	(61)	—	(5,579)
Sales(D)	—	—	220	1	221
Transfers(E)	(350)	—	2,000	(1,650)	—

Fair value as of December 31, 2014	$225,440	$71,265	$79,908	$17,532	$394,145

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	Senior Debt	Senior Subordinated Debt	Preferred Equity	Common Equity/ Equivalents	Total
FISCAL YEAR TO DATE 2014:
Three months ended December 31, 2013:
Fair value as of September 30, 2013	$134,868	$74,740	$62,509	$15,095	$287,212
Total (losses) gains:
Net realized (loss) gain(A)(D)	(2,856)	(6,050)	(4,233)	24	(13,115)
Net unrealized appreciation (depreciation)(B)	973	122	(10,060)	(6,495)	(15,460)
Reversal of previously-recorded depreciation upon realization(B)	2,272	5,875	4,979	24	13,150
New investments, repayments and settlements(C) :
Issuances / Originations	32,131	309	11,689	44	44,173
Settlements / Repayments	(17,893)	(6,541)	—	—	(24,434)
Sales(D)	—	—	(747)	(52)	(799)
Transfers(F)	—	—	(2,950)	2,950	—

Fair value as of December 31, 2013	$149,495	$68,455	$61,187	$11,590	$290,727

Nine months ended December 31, 2013:
Fair value as of March 31, 2013	$103,882	$86,811	$82,157	$13,632	$286,482
Total (losses) gains:
Net realized (loss) gain(A)(D)	(2,856)	(6,050)	20,571	24	11,689
Net unrealized depreciation(B)	(2,433)	(979)	(16,640)	(5,126)	(25,178)
Reversal of previously-recorded depreciation (appreciation) upon realization(B)	2,274	5,875	(12,395)	24	(4,222)
New investments, repayments and settlements(C) :
Issuances / Originations	68,821	9,239	21,994	138	100,192
Settlements / Repayments	(20,193)	(26,441)	—	—	(46,634)
Sales(D)	—	—	(31,550)	(52)	(31,602)
Transfers(F)	—	—	(2,950)	2,950	—

Fair value as of December 31, 2013	$149,495	$68,455	$61,187	$11,590	$290,727

(A)	Included in net realized gain (loss) on investments on our accompanying Condensed Consolidated Statements of Operations for the respective periods ended December 31, 2014 and 2013.
(B)	Included in net unrealized appreciation (depreciation) of investments on our accompanying Condensed Consolidated Statements of Operations for the periods ended December 31, 2014 and 2013.
(C)	Includes increases in the cost basis of investments resulting from new portfolio investments, the amortization of discounts, PIK and other non-cash disbursements to portfolio companies, as well as decreases in the cost basis of investments resulting from principal repayments or sales, the amortization of premiums and acquisition costs, and other cost-basis adjustments.
(D)	Included in Net realized gains (losses) and Sales are post-closing adjustments recorded in the current period related to exits from prior periods.
(E)	Transfers represent $2.0 million of senior term debt of B-Dry, LLC (“B-Dry”) and $1.7 million of common equity of Roanoke Industries Corp. (“Roanoke”), at cost, as of December 31, 2014, which was converted into preferred equity and senior term debt during the quarter ended December 31, 2014, respectively.
(F)	Transfers represent $3.0 million of preferred equity of Quench Holding Corp. (“Quench”), at cost, as of December 31, 2013, which was converted into common equity during the quarter ended December 31, 2013.

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Investment Activity

During the nine months ended December 31, 2014, the following significant transactions occurred:

•	In May 2014, NDLI Acquisition Inc. completed the purchase of certain of Noble Logistics, Inc. assets out of bankruptcy. The resulting entity was listed as a portfolio company, NDLI Inc., on our accompanying Condensed Consolidated Schedules of Investments beginning in the period ended June 30, 2014.

•	In August 2014, we made a $1.8 million equity investment in Roanoke, formerly known as Tread Real Estate Corp., which purchased the building owned by another one of our portfolio companies, Tread. This building has subsequently been leased back to Tread.

•	In September 2014, we invested $20.2 million in Cambridge Sound Management, LLC. (“Cambridge”) through a combination of debt and equity. Cambridge, based in Waltham, Massachusetts, is the developer of sound systems and solutions.

•	In October 2014, we invested $24.4 million in Old World Christmas, Inc. (“Old World”) through a combination of debt and equity. Old World, headquartered in Spokane, Washington, is a designer and distributor of an extensive collection of blown glass Christmas ornaments, table top figurines, vintage-style light covers and nostalgic greeting cards into the independent gift channel.

•	In December 2014, we invested $19.6 million in B+T Group Acquisition Inc. (“B+T”) through a combination of debt and equity. B+T, headquartered in Tulsa, Oklahoma, is a full-service provider of structural engineering, construction, and technical services to the wireless tower industry for tower upgrades and modifications. Gladstone Capital Corporation (“Gladstone Capital”), an affiliated fund, also participated as a co-investor by providing $8.4 million of debt and equity financing at the same price and terms as our investment.

•	In December 2014, B-Dry, LLC was restructured, resulting in its $2.0 million of senior term debt being converted into preferred equity.

Investment Concentrations

As of December 31, 2014, our investment portfolio consisted of investments in 32 portfolio companies located in 14 states across 16 different industries with an aggregate fair value of $394.1 million, of which our investments in SOG, Old World, and Acme Cryogenics, Inc., our three largest portfolio investments at fair value, collectively comprised $72.3 million, or 18.3%, of our total investment portfolio at fair value. The following table summarizes our investments by security type as of December 31 and March 31, 2014:

	December 31, 2014				March 31, 2014
	Cost		Fair Value		Cost		Fair Value
Senior debt	$247,924	54.2%	$225,440	57.2%	$196,293	51.2%	$169,870	54.0%
Senior subordinated debt	85,004	18.6	71,265	18.1	82,348	21.5	70,827	22.5

Total debt	332,928	72.8	296,705	75.3	278,641	72.7	240,697	76.5

Preferred equity	117,387	25.7	79,908	20.3	98,099	25.6	62,901	20.0
Common equity/equivalents	7,050	1.5	17,532	4.4	6,797	1.7	10,795	3.5

Total equity/equivalents	124,437	27.2	97,440	24.7	104,896	27.3	73,696	23.5

Total Investments	$457,365	100.0%	$394,145	100.0%	$383,537	100.0%	$314,393	100.0%

S-F-29

Investments at fair value consisted of the following industry classifications as of December 31 and March 31, 2014:

	December 31, 2014		March 31, 2014
	Fair Value	Percentage of Total Investments	Fair Value	Percentage of Total Investments
Home and Office Furnishings, Housewares, and Durable Consumer Products	$68,098	17.3%	$21,188	6.7%
Diversified/Conglomerate Manufacturing	53,153	13.5	54,845	17.4
Chemicals, Plastics, and Rubber	49,147	12.5	52,753	16.8
Leisure, Amusement, Motion Pictures, Entertainment	38,021	9.6	39,867	12.7
Machinery (Non-agriculture, Non-construction, Non-electronic)	30,560	7.8	25,917	8.2
Farming and Agriculture	26,367	6.7	20,557	6.5
Automobile	23,550	6.0	25,735	8.2
Personal and Non-Durable Consumer Products (Manufacturing Only)	19,011	4.8	10,005	3.2
Telecommunications	18,897	4.8	—	—
Containers, Packaging, and Glass	18,165	4.6	17,889	5.7
Aerospace and Defense	17,570	4.5	18,512	5.9
Cargo Transport	12,380	3.1	6,500	2.1
Beverage Food and Tobacco	11,930	3.0	13,050	4.2
Personal, Food and Miscellaneous Services	5,546	1.4	7,575	2.4
Buildings and Real Estate	1,750	0.4	—	—
Oil and Gas	—	—	—	—

Total Investments	$394,145	100.0%	$314,393	100.0%

Investments at fair value were included in the following geographic regions of the U.S. as of December 31 and March 31, 2014:

	December 31, 2014		March 31, 2014
	Fair Value	Percentage of Total Investments	Fair Value	Percentage of Total Investments
West	$150,165	38.1%	$117,781	37.5%
South	120,281	30.5	89,915	28.6
Northeast	85,846	21.8	67,862	21.6
Midwest	37,853	9.6	38,835	12.3

Total Investments	$394,145	100.0%	$314,393	100.0%

The geographic region indicates the location of the headquarters for our portfolio companies. A portfolio company may have additional business locations in other geographic regions.

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Investment Principal Repayments

The following table summarizes the contractual principal repayment and maturity of our investment portfolio by fiscal year, assuming no voluntary prepayments, as of December 31, 2014:

		Amount
For the remaining three months ending March 31:	2015	$25,224
For the fiscal year ending March 31:	2016	48,529
	2017	24,915
	2018	89,159
	2019	84,181
	Thereafter	60,920

	Total contractual repayments	$332,928
	Investments in equity securities	124,437

	Total cost basis of investments held at December 31, 2014:	$457,365

Receivables from Portfolio Companies

Receivables from portfolio companies represent non-recurring costs that we incurred on behalf of portfolio companies and are included in other assets on our accompanying Condensed Consolidated Statements of Assets and Liabilities. We generally maintain an allowance for uncollectible receivables from portfolio companies when the receivable balance becomes 90 days or more past due or if it is determined based upon management’s judgment that the portfolio company is unable to pay its obligations. As of December 31 and March 31, 2014, we had gross receivables from portfolio companies of $0.7 million and $0.9 million, respectively. The allowance for uncollectible receivables was $0.2 million as of December 31 and March 31, 2014, which is reflected in other assets on our accompanying Condensed Consolidated Statements of Assets and Liabilities.

NOTE 4.    RELATED PARTY TRANSACTIONS

Investment Advisory and Management Agreement

In accordance with the Advisory Agreement, we pay the Adviser certain fees as compensation for its services, such fees consisting of a base management fee, loan servicing fee and an incentive fee. The Adviser is controlled by our chairman and chief executive officer. On July 15, 2014, our Board of Directors, including a majority of the directors who are not parties to the Advisory Agreement or interested persons of such party, approved the annual renewal of the Advisory Agreement through August 31, 2015.

S-F-31

The following table summarizes the base management fees, loan servicing fees, incentive fees and associated unconditional, non-contractual and irrevocable voluntary fee credits reflected in our accompanying Condensed Consolidated Statements of Operations:

	Three Months Ended December 31,		Nine Months Ended December 31,
	2014	2013	2014	2013
Average total assets subject to base management fee(A)	$385,400	$303,000	$355,800	$308,333
Multiplied by prorated annual base management fee of 2.0%	0.5%	0.5%	1.5%	1.5%

Base management fee(B)	1,927	1,515	5,337	4,625
Other credits to Adviser fees(B)	(867)	(782)	(1,855)	(1,627)

Net base management fee	$1,060	$733	$3,482	$2,998

Loan servicing fee(B)	1,295	1,089	3,588	3,230
Credit of loan servicing fee(B)	(1,295)	(1,089)	(3,588)	(3,230)

Net loan servicing fee	$—	$—	$—	$—

Incentive fee(B)	$1,460	$1,100	$3,726	$2,822

(A)	Average gross assets subject to the base management fee is defined as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the applicable quarters within the respective periods and adjusted appropriately for any share issuances or repurchases during the periods.
(B)	Reflected, on a gross basis, as a line item on our accompanying Condensed Consolidated Statement of Operations.

Base Management Fee

The base management fee is computed and payable quarterly and is assessed at an annual rate of 2.0%. It is computed on the basis of the value of our average gross assets at the end of the two most recently completed quarters, which are total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings. As a BDC, we make available significant managerial assistance to our portfolio companies through the personnel of the Adviser. The Adviser may also provide other services to our portfolio companies under other agreements and may receive fees for services other than managerial assistance. 50.0% of certain of these fees and 100.0% of others historically have been voluntarily credited against the base management fee that we would otherwise be required to pay to the Adviser. Effective October 1, 2013, 100.0% of all these fees are voluntarily and irrevocably credited against the base management fee that we would otherwise be required to pay to the Adviser; however, pursuant to the terms of the Advisory Agreement, a small percentage of certain of such fees, primarily for valuation of portfolio companies, is retained by the Adviser in the form of reimbursement at cost for certain tasks completed by personnel of the Adviser.

Loan Servicing Fee

In addition, the Adviser services, administers and collects on the loans held by Business Investment, in return for which our Adviser receives a 2.0% annual loan servicing fee payable monthly by Business Investment based on the monthly aggregate balance of loans held by Business Investment in accordance with our revolving line of credit. All loan servicing fees are voluntarily and irrevocably credited back to us by the Adviser. Overall, the base management fee due to the Adviser cannot exceed 2.0% of total assets (as reduced by cash and cash equivalents pledged to creditors) during any given fiscal year.

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Incentive Fee

The incentive fee consists of two parts: an income-based incentive fee and a capital gains-based incentive fee. The income-based incentive fee rewards the Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of our net assets (the “hurdle rate”). We will pay the Adviser an income-based incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate (7.0% annualized);

•	100.0% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

•	20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

The second part of the incentive fee is a capital gains-based incentive fee that will be determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date) and equals 20.0% of our realized capital gains as of the end of the fiscal year. In determining the capital gains-based incentive fee payable to the Adviser, we will calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the aggregate net unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in our portfolio. For this purpose, cumulative aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since our inception. Cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the original cost of such investment since our inception. Aggregate net unrealized capital depreciation equals the sum of the difference, if negative, between the valuation of each investment as of the applicable calculation date and the original cost of such investment. At the end of the applicable year, the amount of capital gains that serves as the basis for our calculation of the capital gains-based incentive fee equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less aggregate net unrealized capital depreciation, with respect to our portfolio of investments. If this number is positive at the end of such year, then the capital gains-based incentive fee for such year equals 20.0% of such amount, less the aggregate amount of any capital gains-based incentive fees paid in respect of our portfolio in all prior years. No capital gains-based incentive fee has been recorded since our inception through December 31, 2014, as cumulative net unrealized capital depreciation has exceeded cumulative realized capital gains net of cumulative realized capital losses.

Additionally, in accordance with GAAP, a capital gains-based incentive fee accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the capital gains-based incentive fee plus the aggregate cumulative unrealized capital appreciation. If such amount is positive at the end of a period, then GAAP requires us to record a capital gains-based incentive fee equal to 20.0% of such amount, less the aggregate amount of actual capital gains-based incentive fees paid in all prior years. If such amount is negative, then there is no accrual for such year. GAAP requires that the capital gains-based incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains-based incentive fee would be payable if such unrealized capital appreciation were realized. There can be no assurance that such unrealized capital appreciation will be realized in the future. No GAAP accrual for a capital gains-based incentive fee has been recorded since our inception through December 31, 2014.

Administration Agreement

The Administration Agreement provides for payments equal to our portion of the Administrator’s expenses incurred while performing services to us, which are primarily rent and the salaries, benefits and expenses of the

S-F-33

Administrator’s employees, including, but not limited to, the chief financial officer and treasurer, chief compliance officer, and general counsel and secretary (who also serves as the Administrator’s president). Prior to July 1, 2014, our portion of the expenses were generally derived by multiplying that portion of the Administrator’s expenses allocable to all funds managed by the Adviser by the percentage of our total assets at the beginning of each quarter in comparison to the total assets at the beginning of each quarter of all funds managed by the Adviser.

Effective July 1, 2014, our portion of the Administrator’s expenses are generally derived by multiplying the Administrator’s total expenses by the approximate percentage of time during the current quarter the Administrator’s employees performed services for us in relation to their time spent performing services for all companies serviced by the Administrator under contractual agreements. These administrative fees are accrued at the end of the quarter when the services are performed and recorded on our accompanying Consolidated Statements of Operations and generally paid the following quarter to the Administrator. On July 15, 2014, our Board of Directors approved the annual renewal of the Administration Agreement through August 31, 2015.

Related Party Fees Due

Amounts due to related parties on our accompanying Condensed Consolidated Statements of Assets and Liabilities were as follows:

	As of December 31,	As of March 31
	2014	2014
Net base management fee due to Adviser	$102	$63
Net incentive fee due to Adviser	1,460	1,161
Other due to Adviser	26	1

Total fees due to Adviser, net of credits	$1,588	$1,225
Fee due to Administrator	$226	$224

Total related party fees due	$1,814	$1,449

In addition, other net co-investment expenses payable to Gladstone Capital (for reimbursement purposes) totaled $0 and $41 as of December 31 and March 31, 2014, respectively. These expenses were paid in full in the quarter subsequent to being incurred and have been included in other liabilities on the accompanying Condensed Consolidated Statements of Assets and Liabilities as of December 31 and March 31, 2014, respectively.

NOTE 5.    BORROWINGS

Revolving Line of Credit

On June 26, 2014, we, through our wholly-owned subsidiary, Business Investment, entered into Amendment No. 1 to the Fifth Amended and Restated Credit Agreement originally entered into on April 30, 2013, with Key Equipment Finance, a division of KeyBank National Association (“Key Equipment”), as administrative agent, lead arranger and a lender, Branch Banking and Trust Company (“BB&T”) as a lender and managing agent, and the Adviser, as servicer, to extend the revolving period and reduce the interest rate of our revolving line of credit (our “Credit Facility”). The revolving period was extended 14 months to June 26, 2017, and if not renewed or extended by June 26, 2017, all principal and interest will be due and payable on or before June 26, 2019 (two years after the revolving period end date). In addition, we have retained the two one-year extension options, to be agreed upon by all parties, which may be exercised on or before June 26, 2015 and 2016, respectively, and upon exercise, the options would extend the revolving period to June 26, 2018 and 2019 and the maturity date to June 26, 2020 and 2021, respectively. Subject to certain terms and conditions, our Credit Facility can be expanded by up to $145.0 million, to a total facility amount of $250.0 million, through additional commitments of existing or new committed lenders. Advances under our Credit Facility generally bear interest at 30-day

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LIBOR, plus 3.25% per annum, down from 3.75% prior to the amendment, and our Credit Facility includes a fee of 0.50% on undrawn amounts. Once the revolving period ends, the interest rate margin increases to 3.75% for the period from June 26, 2017 to June 26, 2018, and further increases to 4.25% through maturity. We incurred fees of $0.4 million in connection with this amendment, which are being amortized through our Credit Facility’s revolver period end date of June 26, 2017.

On September 19, 2014, we further increased our borrowing capacity under our Credit Facility from $105.0 million to $185.0 million by entering into Joinder Agreements pursuant to our Credit Facility, by and among Business Investment, Key Equipment, the Adviser and each of East West Bank, Manufacturers and Traders Trust, Customers Bank and Talmer Bank and Trust. We incurred fees of $1.3 million in connection with this expansion, which are being amortized through our Credit Facility’s revolver period end date of June 26, 2017.

The following tables summarize noteworthy information related to our Credit Facility:

	As of December 31,	As of March 31,
	2014	2014
Commitment amount	$185,000	$105,000
Borrowings outstanding at cost	95,800	61,250
Availability	32,926	39,545

	For the Three Months Ended December 31,		For the Nine Months Ended December 31,
	2014	2013	2014	2013
Weighted average borrowings outstanding	$97,614	$19,460	$74,374	$31,174
Effective interest rate(A)	3.9%	6.3%	4.0%	5.1%
Commitment (unused) fees incurred	$113	$109	$234	$243

(A)	Excludes the impact of deferred financing fees.

Interest is payable monthly during the term of our Credit Facility. Available borrowings are subject to various constraints imposed under our Credit Facility, based on the aggregate loan balance pledged by Business Investment, which varies as loans are added and repaid, regardless of whether such repayments are prepayments or made as contractually required.

Our Credit Facility also requires that any interest or principal payments on pledged loans be remitted directly by the borrower into a lockbox account with Key Equipment and with The Bank of New York Mellon Trust Company, N.A as custodian. Key Equipment is also the trustee of the account and generally remits the collected funds to us once a month.

Among other things, our Credit Facility contains covenants that require Business Investment to maintain its status as a separate legal entity, prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions) and restrict certain material changes to our credit and collection policies without the lenders’ consent. Our Credit Facility generally also limits payments on distributions to the aggregate net investment income for each of the twelve month periods ending March 31, 2015, 2016 and 2017. Business Investment is also subject to certain limitations on the type of loan investments it can apply toward available credit in the borrowing base, including restrictions on geographic concentrations, sector concentrations, loan size, payment frequency and status, average life and lien property. Our Credit Facility further requires Business Investment to comply with other financial and operational covenants, which obligate Business Investment to, among other things, maintain certain financial ratios, including asset and interest coverage and a minimum number of obligors required in the borrowing base of the credit agreement. Additionally, we are subject to a performance guaranty that requires us to maintain (i) a minimum net worth (defined in our Credit Facility to include our mandatory redeemable term preferred stock) of $170 million plus 50.0% of all equity and

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subordinated debt raised after April 30, 2013, which equates to $170 million as of December 31, 2014, (ii) “asset coverage” with respect to “senior securities representing indebtedness” of at least 200.0%, in accordance with Section 18 of the 1940 Act and (iii) its status as a BDC under the 1940 Act and as a RIC under the Code. As of December 31, 2014, and as defined in the performance guaranty of our Credit Facility, we had a minimum net worth of $307.7 million, an asset coverage of 220.7% and an active status as a BDC and RIC. Our Credit Facility requires a minimum of 12 obligors in the borrowing base and, as of December 31, 2014, Business Investment had 26 obligors. As of December 31, 2014, we were in compliance with all covenants.

Pursuant to the terms of our Credit Facility, in July 2013, we entered into an interest rate cap agreement with KeyBank National Association that effectively limits the interest rate on a portion of our borrowings under our Credit Facility. The agreement, which expires April 2016, provides that the interest rate on $45.0 million of our borrowings is capped at 6.0%, plus 3.25% per annum, when 30-day LIBOR is in excess of 6.0%. We incurred a premium fee of $75 in conjunction with this agreement, which is recorded in other assets on our accompanying Condensed Consolidated Statements of Assets and Liabilities. As of December 31 and March 31, 2014, the fair value of our interest rate cap agreement was $0.

Secured Borrowing

In August 2012, we entered into a participation agreement with a third-party related to $5.0 million of our senior subordinated term debt investment in Ginsey Home Solutions, Inc. (“Ginsey”). In May 2014, we amended the agreement with the third-party to include an additional $0.1 million. Accounting Standards Codification Topic 860, “Transfers and Servicing” (“ASC 860”) requires us to treat the participation as a financing-type transaction. Specifically, the third-party has a senior claim to our remaining investment in the event of default by Ginsey which, in part, resulted in the loan participation bearing a rate of interest lower than the contractual rate established at origination. Therefore, our accompanying Condensed Consolidated Statements of Assets and Liabilities reflects the entire senior subordinated term debt investment in Ginsey and a corresponding $5.1 million secured borrowing liability. The secured borrowing has a stated interest rate of 7.0% and a maturity date of January 3, 2018.

Fair Value

We elected to apply ASC 825, “Financial Instruments,” specifically for our Credit Facility, which was consistent with the application of ASC 820 to our investments. Generally, the Valuation Team estimates the fair value of our Credit Facility using a yield analysis, which includes a DCF calculation and also takes into account the Valuation Team’s own assumptions, including, but not limited to, the estimated remaining life, counterparty credit risk, current market yield and interest rate spreads of similar securities as of the measurement date. As of December 31 and March 31, 2014, the discount rate used to determine the fair value of our Credit Facility was 3.9% and 4.2%, respectively. Generally, an increase or decrease in the discount rate used in the DCF calculation, may result in a corresponding increase or decrease, respectively, in the fair value of our Credit Facility. As of December 31 and March 31, 2014, all of our borrowings were valued using Level 3 inputs and any changes in their fair values are recorded in net unrealized appreciation (depreciation) of other on our accompanying Condensed Consolidated Statements of Operations.

The following tables present the short-term loan, where applicable, and our Credit Facility carried at fair value as of December 31 and March 31, 2014, by caption on our accompanying Condensed Consolidated Statements of Assets and Liabilities for Level 3 of the hierarchy established by ASC 820 and the changes in fair value during the three and nine months ended December 31, 2014 and 2013:

	Level 3—Borrowings
	Total Recurring Fair Value Measurement Reported in Condensed Consolidated Statements of Assets and Liabilities
	December 31, 2014	March 31, 2014
Credit Facility	$95,800	$61,701

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Fair Value Measurements of Borrowings Using Significant

Unobservable Inputs (Level 3)

Credit Facility
Three months ended December 31, 2014:
Fair value at September 30, 2014	$87,750
Borrowings	53,750
Repayments	(45,700)
Net unrealized appreciation(A)	—

Fair value at December 31, 2014	$95,800

Nine months ended December 31, 2014:
Fair value at March 31, 2014	$61,701
Borrowings	90,550
Repayments	(56,000)
Net unrealized depreciation(A)	(451)

Fair value at December 31, 2014	$95,800

Fair Value Measurements of Borrowings Using Significant

Unobservable Inputs (Level 3)

	Short-Term Loan	Credit Facility	Total
Three months ended December 31, 2013:
Fair value at September 30, 2013	$22,005	$34,341	$56,346
Borrowings	8,501	37,000	45,501
Repayments	(22,005)	(34,800)	(56,805)
Net unrealized depreciation(A)	—	(341)	(341)

Fair value at December 31, 2013	$8,501	$36,200	$44,701

Nine months ended December 31, 2013:
Fair value at March 31, 2013	$58,016	$31,854	$89,870
Borrowings	56,515	108,500	165,015
Repayments	(106,030)	(103,300)	(209,330)
Net unrealized depreciation(A)	—	(854)	(854)

Fair value at December 31, 2013	$8,501	$36,200	$44,701

(A)	Included in net unrealized (depreciation) appreciation of other on our accompanying Condensed Consolidated Statement of Operations for the periods ended December 31, 2014 and 2013.

The fair value of the collateral under our Credit Facility was $371.0 million and $288.6 million as of December 31 and March 31, 2014, respectively.

NOTE 6.     MANDATORILY REDEEMABLE PREFERRED STOCK

In November 2014, we completed a public offering of 1,656,000 shares of 6.75% Series B Cumulative Term Preferred Stock (our “Series B Term Preferred Stock”) at a public offering price of $25.00 per share. Gross proceeds totaled $41.4 million and net proceeds, after deducting underwriting discounts and offering expenses borne by us, were $39.7 million. We incurred $1.7 million in total offering costs related to these transactions, which have been recorded as deferred financing costs on our accompanying Condensed Consolidated Statements of Assets and Liabilities and are being amortized over the period ending December 31, 2021, the mandatory redemption date.

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The shares of Series B Term Preferred Stock are traded under the ticker symbol GAINO on the NASDAQ Global Select Market (“NASDAQ”). Our Series B Term Preferred Stock is not convertible into our common stock or any other security. Our Series B Term Preferred Stock provides for a fixed dividend equal to 6.75% per year, payable monthly. We are required to redeem all shares of our outstanding Series B Term Preferred Stock on December 31, 2021, for cash at a redemption price equal to $25.00 per share, plus an amount equal to accumulated but unpaid dividends, if any, to, but excluding, the date of redemption. In addition, two other potential mandatory redemption triggers are as follows: (1) upon the occurrence of certain events that would constitute a change in control of us, we would be required to redeem all of our outstanding Series B Term Preferred Stock, (2) if we fail to maintain an asset coverage ratio of at least 200%, we are required to redeem a portion of our outstanding Series B Term Preferred Stock or otherwise cure the ratio redemption trigger. We may also voluntarily redeem all or a portion of our Series B Term Preferred Stock at our sole option at the redemption price in order to have an asset coverage ratio of up to and including 215.0% and at any time on or after December 31, 2017.

In March 2012, we completed a public offering of 1,600,000 shares of 7.125% Series A Cumulative Term Preferred Stock (our “Series A Term Preferred Stock”) at a public offering price of $25.00 per share. Gross proceeds totaled $40.0 million and net proceeds, after deducting underwriting discounts and offering expenses borne by us, were $38.0 million. We incurred $2.0 million in total offering costs related to these transactions, which have been recorded as deferred financing costs on our accompanying Condensed Consolidated Statements of Assets and Liabilities and are being amortized over the period ending February 28, 2017, the mandatory redemption period.

The shares of Series A Term Preferred Stock are traded under the ticker symbol GAINP on the NASDAQ. Our Series A Term Preferred Stock is not convertible into our common stock or any other security. Our Series A Term Preferred Stock provides for a fixed dividend equal to 7.125% per year, payable monthly. We are required to redeem all of our outstanding Series A Term Preferred Stock on February 28, 2017, for cash at a redemption price equal to $25.00 per share, plus an amount equal to accumulated but unpaid dividends, if any, to, but excluding, the date of redemption. In addition, three other potential redemption triggers are as follows: (1) upon the occurrence of certain events that would constitute a change in control of us, we would be required to redeem all of our outstanding Series A Term Preferred Stock, (2) if we fail to maintain an asset coverage ratio of at least 200.0%, we are required to redeem a portion of our outstanding Series A Term Preferred Stock or otherwise cure the ratio redemption trigger and (3) at our sole option, at any time on or after February 28, 2016, we may redeem some or all of our Series A Term Preferred Stock.

For the nine months ended December 31, 2014 and 2013, our Board of Directors declared and we paid a monthly distribution of $0.1484375 per share, or $0.8906250 per share in aggregate, to holders of our Series A Term Preferred Stock. For the nine months ended December 31, 2014, our Board of Directors declared and we paid distributions for the pro-rated month of November 2014 (based on the number of days between the issuance date and November 30, 2014) and the full month of December 2014, that totaled $0.2250 per share to holders of our Series B Term Preferred Stock. The tax character of distributions paid by us to preferred stockholders generally constitute ordinary income to the extent of our current and accumulated earnings and profits.

In accordance with ASC 480, “ Distinguishing Liabilities from Equity ,” mandatorily redeemable financial instruments should be classified as liabilities on the balance sheet and, therefore, the related dividend payments are treated as dividend expense on our accompanying Condensed Consolidated Statements of Operations at the ex-dividend date. The fair value of our Series A Term Preferred Stock, which we consider to be a Level 1 liability within the fair value hierarchy, based on the last reported closing sale price as of December 31 and March 31, 2014, was $41.8 million and $42.4 million, respectively. The fair value of our Series B Term Preferred Stock, which we consider to be a Level 1 liability within the fair value hierarchy, based on the last reported closing sale price as of December 31, 2014, was $42.0 million.

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NOTE 7.    REGISTRATION STATEMENT

Registration Statement

We filed a registration statement on Form N-2 (File No. 333-181879) with the SEC on June 4, 2012, and subsequently filed a Pre-Effective Amendment No. 1 to the registration statement on July 17, 2012, which the SEC declared effective on July 26, 2012. On June 7, 2013, we filed Post-Effective Amendment No. 2 to the registration statement, which the SEC declared effective on July 26, 2013. On June 3, 2014, we filed Post-Effective Amendment No. 3 to the registration statement, and subsequently filed a Post-Effective Amendment No. 4 to the registration statement on September 2, 2014, which the SEC declared effective on September 4, 2014. The registration statement permits us to issue, through one or more transactions, up to an aggregate of $300.0 million in securities, consisting of common stock, preferred stock, subscription rights, debt securities and warrants to purchase common or preferred stock, including through a combined offering of two or more of such securities. We currently have the ability to issue up to $225.6 million in securities under the registration statement. We issued approximately $33.0 million of common stock under the registration statement in October and November 2012 and approximately $41.4 million of our Series B Term Preferred Stock under the registration statement in November 2014. No other securities have been issued to date under the registration statement.

NOTE 8.	NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS PER COMMON SHARE

The following table sets forth the computation of basic and diluted net increase (decrease) in net assets resulting from operations per weighted average common share for the three and nine months ended December 31, 2014 and 2013:

	Three Months Ended December 31,		Nine Months Ended December 31,
	2014	2013	2014	2013
Numerator for basic and diluted net increase (decrease) in net assets resulting from operations per common share	$7,589	$(10,686)	$21,056	$(2,266)
Denominator for basic and diluted weighted average common shares	26,475,958	26,475,958	26,475,958	26,475,958

Basic and diluted net increase (decrease) in net assets resulting from operations per average common share	$0.29	$(0.40)	$0.80	$(0.09)

NOTE 9.    DISTRIBUTIONS TO COMMON STOCKHOLDERS

To qualify to be taxed as a RIC under Subchapter M of the Code, we are required to distribute to our stockholders 90.0% of our “investment company taxable income,” which is generally our net ordinary income plus the excess of our net short-term capital gains over net long-term capital losses. The amount to be paid out as a distribution is determined by our Board of Directors each quarter and is based on management’s estimate of our estimated taxable income. Based on that estimate, our Board of Directors declares three monthly distributions each quarter.

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We paid the following monthly distributions to common stockholders for the nine months ended December 31, 2014 and 2013:

Fiscal Year	Declaration Date	Record Date	Payment Date	Distribution per Common Share
2015	April 8, 2014	April 21, 2014	April 30, 2014	$0.06
	April 8, 2014	May 20, 2014	May 30, 2014	0.06
	April 8, 2014	June 19, 2014	June 30, 2014	0.06
	July 15, 2014	July 25, 2014	August 5, 2014	0.06
	July 15, 2014	August 20, 2014	August 29, 2014	0.06
	July 15, 2014	September 19, 2014	September 30, 2014	0.06
	October 7, 2014	October 22, 2014	October 31, 2014	0.06
	October 7, 2014	November 17, 2014	November 26, 2014	0.06
	October 7, 2014	December 19, 2014	December 31, 2014	0.06
	October 7, 2014	December 19, 2014	December 31, 2014	0.05	(A)

Nine months ended December 31, 2014:				$0.59

Fiscal Year	Declaration Date	Record Date	Payment Date	Distribution per Common Share
2014	April 9, 2013	April 22, 2013	April 30, 2013	$0.05
	April 9, 2013	May 14, 2013	May 31, 2013	0.05
	April 9, 2013	June 19, 2013	June 28, 2013	0.05
	July 9, 2013	July 17, 2013	July 31, 2013	0.05
	July 9, 2013	August 19, 2013	August 30, 2013	0.05
	July 9, 2013	September 16, 2013	September 30, 2013	0.05
	October 8, 2013	October 22, 2013	October 31, 2013	0.06
	October 8, 2013	November 14, 2013	November 29, 2013	0.06
	November 6, 2013	November 18, 2013	November 29, 2013	0.05	(A)
	October 8, 2013	December 16, 2013	December 31, 2013	0.06

Nine months ended December 31, 2013:				$0.53

(A)	A bonus dividend on our common stock of $0.05 per share was declared by our Board of Directors.

The federal income tax characterization of all distributions is reported to our stockholders on the Internal Revenue Service Form 1099 at the end of each calendar year. For the twelve months ended December 31, 2014 and 2013, 100% of our common distributions were deemed to be paid from ordinary income for Form 1099 purposes.

For our federal income tax reporting purposes, we determine the tax characterization of our common distributions as of the end of our fiscal year based upon our taxable income for the full fiscal year and distributions paid during the full fiscal year. Therefore, a determination of tax attributes made on a quarterly basis may not be representative of the actual tax attributes of distributions for a full fiscal year. If we determined the tax attributes of our distributions as of December 31, 2014, 100.0% would be from ordinary income. For the nine months ended December 31, 2014, we recorded a $0.3 million adjustment for estimated book-tax differences which decreased capital in excess of par value and increased net investment income in excess of distributions. For the fiscal year ended March 31, 2014, taxable income available for common distributions exceeded distributions declared and paid, and, in accordance with Section 855(a) of the Code, we elected to treat $3.9 million of the first common distributions paid in fiscal year 2015, as having been paid in the prior fiscal year.

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NOTE 10.    COMMITMENTS AND CONTINGENCIES

Legal Proceedings

We are party to certain legal proceedings incidental to the normal course of our business, including the enforcement of our rights under contracts with our portfolio companies. We are required to establish reserves for litigation matters where those matters present loss contingencies that are both probable and estimable. When loss contingencies are not both probable and estimable, we do not establish reserves. Based on current knowledge, we do not believe that loss contingencies, if any, arising from pending investigations, litigation or regulatory matters will have a material adverse effect on our financial condition, results of operation or cash flows. Additionally, based on current knowledge, we do not believe such loss contingencies are probable and estimable and therefore, as of December 31, 2014, we have not established reserves for such loss contingencies.

Financial Commitments and Obligations

As of December 31, 2014, we have lines of credit commitments to certain of our portfolio companies that have not been fully drawn. Since these lines of credit have expiration dates and we expect many will never be fully drawn, the total line of credit commitment amounts do not necessarily represent future cash requirements.

In addition to the lines of credit to certain portfolio companies, we have also extended certain guarantees on behalf of some of our portfolio companies. For the nine months ended December 31, 2014, we have not been required to make any payments on the guarantees discussed below, and we consider the credit risk to be remote and the fair values of the guarantees to be minimal.

•	In February 2010, we executed a guarantee of a wholesale financing facility agreement (the “Floor Plan Facility”) between Agricredit Acceptance, LLC (“Agricredit”) and Country Club Enterprises, LLC (“CCE”). The Floor Plan Facility provides CCE with financing of up to $2.0 million to bridge the time and cash flow gap between the order and delivery of golf carts to customers. The guarantee was renewed in February 2011, 2012, 2013 and 2014 and expires in February 2015, unless it is renewed again by us, CCE and Agricredit. In connection with this guarantee and its subsequent renewals, we recorded aggregate premiums of $0.4 million from inception to date.

•	In April 2010, we executed a guarantee of vendor recourse for up to $2.0 million in individual customer transactions (the “Recourse Facility”) between Wells Fargo Financial Leasing, Inc. and CCE. The Recourse Facility provides CCE with the ability to provide vendor recourse up to a limit of $2.0 million on transactions with long-time customers who lack the financial history to qualify for third-party financing. The terms to maturity of these individual transactions range from October 2014 to October 2016. In connection with this guarantee, we received aggregate premiums of $0.1 million from CCE from inception to date.

The following table summarizes the dollar balance of unused line of credit commitments and guarantees as of December 31 and March 31, 2014, which are not reflected as liabilities in the accompanying Condensed Consolidated Statements of Assets and Liabilities:

	December 31, 2014	March 31, 2014
Unused line of credit commitments	$6,906	$6,684
Guarantees	2,670	3,628

Total	$9,576	$10,312

Escrow Holdbacks

From time to time, we will enter into arrangements relating to exits of certain investments whereby specific amounts of the proceeds are held in escrow to be used to satisfy potential obligations, as stipulated in the sales

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agreements. We record escrow amounts in restricted cash and cash equivalents on our accompanying Condensed Consolidated Statements of Assets and Liabilities . In August 2013, the sale of Venyu resulted in $4.9 million in escrow amounts, which were recorded in other liabilities on our accompanying Condensed Consolidated Statements of Assets and Liabilities as of March 31, 2014. In September 2014, $1.9 million of the escrow funds were released. As of December 31, 2014, the remaining escrow amounts related to Venyu totaled $3.0 million, of which $0.5 million was held on behalf of the sellers. We establish a contingent liability against escrow amounts if we determine that it is probable and estimable that a portion of the escrow amounts will not be ultimately received at the end of the escrow period. The aggregate contingent liability recorded against the Venyu escrow amounts were $0.5 million and $0.7 million as of December 31 and March 31, 2014, respectively.

NOTE 11.     FINANCIAL HIGHLIGHTS

	Three Months Ended December 31,		Nine Months Ended December 31,
	2014	2013	2014	2013
Per Common Share Data
Net asset value at beginning of period(A)	$8.49	$9.12	$8.34	$9.10
Net investment income(B)	0.22	0.17	0.56	0.55
Realized (loss) gain on sale of investments and other(B)	(0.01)	(0.50)	(0.01)	0.44
Net unrealized appreciation (depreciation) of investments and other(B)	0.08	(0.07)	0.25	(1.07)

Total from investment operations(B)	0.29	(0.40)	0.80	(0.08)
Distributions to common stockholders from net investment income(B)(C)	(0.23)	(0.23)	(0.59)	(0.53)

Net asset value at end of period(A)	$8.55	$8.49	$8.55	$8.49

Market value at beginning of period	$7.11	$7.05	$8.27	$7.31
Market value at end of period	7.00	8.06	7.00	8.06
Total return(D)	1.64%	17.84%	(8.34)%	18.48%
Common stock outstanding at end of period	26,475,958	26,475,958	26,475,958	26,475,958

Statement of Assets and Liabilities Data :
Net assets at end of period	$226,272	$224,665	$226,272	$224,665
Average net assets(E)	226,578	227,838	225,534	234,285

Senior Securities Data :
Total borrowings, at cost	$100,896	$49,701	$100,896	$49,701
Mandatorily redeemable preferred stock	81,400	40,000	81,400	40,000
Asset coverage ratio(F)	220.7%	336.0%	220.7%	336.0%
Average coverage per unit(G)	$2,207	$3,360	$2,207	$3,360

Ratios/Supplemental Data :
Ratio of expenses to average net assets(H)(I)(K)	13.92%	10.82%	12.42%	10.04%
Ratio of net expenses to average net assets(H)(J)	10.10	7.54	9.20	7.28
Ratio of net investment income to average net assets(H)	10.31	7.73	8.81	8.34

(A)	Based on actual common shares outstanding at the end of the corresponding period.
(B)	Based on weighted average per basic common share data.
(C)	Distributions to common stockholders are determined based on taxable income calculated in accordance with income tax regulations, which may differ from amounts determined under GAAP.
(D)

Total return equals the change in the market value of our common stock from the beginning of the period, taking into account dividends reinvested in accordance with the terms of the dividend reinvestment plan.

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Total return does not take into account common stockholder distributions that may be characterized as a return of capital. For further information on the estimated character of our distributions to common stockholders, please refer to Note 9—Distributions to Common Stockholders . Total return is not annualized.
(E)	Average net assets are computed using the average balance of net assets at the end of each month of the reporting period.
(F)	As a BDC, we are generally required to maintain an asset coverage ratio (as defined in Section 18(h) of the 1940 Act) of at least 200% on our senior securities representing indebtedness and our senior securities that are stock. Our mandatorily redeemable preferred stock is a senior security that is stock.
(G)	Asset coverage per unit is the asset coverage ratio expressed in terms of dollar amounts per one thousand dollars of indebtedness.
(H)	Amounts are annualized.
(I)	Ratio of expenses to average net assets is computed using expenses before credits from the Adviser.
(J)	Ratio of net expenses to average net assets is computed using total expenses net of credits received from the Adviser.
(K)	The ratio of expenses to average net assets for the three and nine months ended December 31, 2013 were revised from the previously reported ratios, which were 8.91% and 8.20%, respectively, to correct an error as discussed in Note 2—Summary of Significant Accounting Policies.

NOTE 12.    UNCONSOLIDATED SIGNIFICANT SUBSIDIARIES

In accordance with the SEC’s Regulation S-X, we have one unconsolidated subsidiary, Galaxy Tool Holdings, Inc., that met at least one of the significance conditions of the SEC’s Regulation S-X as of December 31, 2014 and 2013 and for the nine months ended December 31, 2014 and 2013. Additionally, we have one unconsolidated subsidiary, SOG, and one former unconsolidated subsidiary, Venyu, which met at least one of the significance conditions of the SEC’s Regulation S-X for the nine months ended December 31, 2013. Accordingly, summarized, comparative financial information, in aggregate, is presented below for our significant unconsolidated subsidiaries.

	For the Nine Months Ended December 31,
Income Statement	2014	2013(A)
Net sales	$50,608	$65,197
Gross profit	13,404	23,844
Net (loss) gain	(2,839)	1,206

(A)	Reflects only four months of summarized income statement information of Venyu in 2013, as it was exited in August 2013.

NOTE 13.    SUBSEQUENT EVENTS

Distributions

Our Board of Directors declared the following monthly cash distributions to common and preferred stockholders:

Declaration Date	Record Date	Payment Date	Distribution per Common Share	Distribution per Series A Term Preferred Share	Distribution per Series B Term Preferred Share
January 13, 2015	January 23, 2015	February 3, 2015	$0.06	$0.1484375	$0.140625
January 13, 2015	February 18, 2015	February 27, 2015	0.06	0.1484375	0.140625
January 13, 2015	March 20, 2015	March 31, 2015	0.06	0.1484375	0.140625

Total for the Quarter:			$0.18	$0.4453125	$0.421875

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PROSPECTUS

$300,000,000

COMMON STOCK

PREFERRED STOCK

SUBSCRIPTION RIGHTS

WARRANTS

DEBT SECURITIES

We may offer, from time to time, up to $300,000,000 aggregate primary offering price of our common stock, $0.001 par value per share, preferred stock, $0.001 par value per share, subscription rights, warrants representing rights to purchase shares of our common stock, or debt securities, or concurrent, separate offerings of these securities, which we refer to in this prospectus collectively as our Securities, in one or more offerings. The Securities may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. In the case of our common stock and warrants or rights to acquire such common stock hereunder, the offering price per share of our common stock by us, less any underwriting commissions or discounts, will not be less than the net asset value per share of our common stock at the time of the offering except (i) in connection with a rights offering to our existing stockholders, (ii) with the consent of the holders of the majority of our outstanding stock, or (iii) under such other circumstances as the U.S. Securities and Exchange Commission (“SEC”) may permit. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our Securities.

We operate as a closed-end, non-diversified management investment company and have elected to be treated as a business development company under the Investment Company Act of 1940, as amended. For federal income tax purposes, we have elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Our investment objectives are to: (1) achieve and grow current income by investing in debt securities of established businesses that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time; and (2) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains.

Our Securities may be offered directly to one or more purchasers, including existing stockholders in a rights offering, through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our Securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our Securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of such Securities. Our common stock is traded on The NASDAQ Global Select Market (“NASDAQ”) under the symbol “GAIN.” As of August 29, 2014, the last reported sales price of our common stock was $7.68 and the net asset value per share of our common stock on June 30, 2014 (the last date prior to the date of this prospectus on which we determined our net asset value per share) was $8.57. Our 7.125% Series A Cumulative Term Preferred Stock is traded on NASDAQ under the symbol “GAINP.” As of August 29, 2014, the last reported sales price of our 7.125% Series A Cumulative Term Preferred Stock was $26.36.

This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference. Additional information about us, including our annual, quarterly and current reports, has been filed with the SEC and can be accessed at its website at www.sec.gov. This information is also available free of charge by calling us collect at (703) 287-5893 or on our corporate website located at http://www.gladstoneinvestment.com. You may also call us collect at this number to request other information. See “Additional Information.” Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus. This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The securities in which we invest generally would be rated below investment grade if they were rated by rating agencies. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and are illiquid.

An investment in our Securities involves certain risks, including, among other things, the risk of leverage and risks relating to investments in securities of small, private and developing businesses. We describe some of these risks in the section entitled “Risk Factors,” which begins on page 12. Common shares of closed-end investment companies frequently trade at a discount to their net asset value per share and this may increase the risk of loss to purchasers of our Securities. You should carefully consider these risks together with all of the other information contained in this prospectus and any prospectus supplement before making a decision to purchase our Securities.

The Securities being offered have not been approved or disapproved by the SEC or any state securities commission nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

September 4, 2014

We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained in this prospectus or any accompanying supplement to this prospectus. You must not rely upon any information or representation not contained or incorporated by reference in this prospectus or any accompanying prospectus supplement as if we had authorized it. This prospectus and any prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any prospectus supplement is accurate as of the dates on their respective covers only. Our business, financial condition, results of operations and prospects may have changed since such dates.

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission, or SEC, using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to $300,000,000 of our Securities on terms to be determined at the time of the offering. This prospectus provides you with a general description of the Securities that we may offer. Each time we use this prospectus to offer Securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. To the extent required by law, we will amend or supplement the information contained in this prospectus and any accompanying prospectus supplement to reflect any material changes to such information subsequent to the date of the prospectus and any accompanying prospectus supplement and prior to the completion of any offering pursuant to the prospectus and any accompanying prospectus supplement. Please carefully read this prospectus and any accompanying prospectus supplement together with the additional information described under “Available Information” and “Risk Factors” before you make an investment decision.

PROSPECTUS SUMMARY

The following summary highlights some of the information in this prospectus. It is not complete and may not contain all the information that you may want to consider. You should read the entire prospectus and any prospectus supplement carefully, including the section entitled “Risk Factors.” Except where the context suggests otherwise, the terms “we,” “us,” “our,” the “Company” and “Gladstone Investment” refer to Gladstone Investment Corporation; “Adviser” refers to Gladstone Management Corporation; “Administrator” refers to Gladstone Administration, LLC; “Gladstone Commercial” refers to Gladstone Commercial Corporation; “Gladstone Capital” refers to Gladstone Capital Corporation; “Gladstone Land” refers to Gladstone Land Corporation; “Gladstone Securities” refers to Gladstone Securities, LLC; and “Gladstone Companies” refers to our Adviser and its affiliated companies.

GLADSTONE INVESTMENT CORPORATION

General

We were incorporated under the General Corporation Laws of the State of Delaware on February 18, 2005. On June 22, 2005, we completed an initial public offering and commenced operations. We operate as a closed-end, non-diversified management investment company and have elected to be treated as a business development company (“BDC”), under the Investment Company Act of 1940, as amended, (the “1940 Act”). For federal income tax purposes, we have elected to be treated as a regulated investment company (“RIC”), under Subchapter M of the Internal Revenue Code of 1986, as amended, (the “Code”). In order to continue to qualify as a RIC for federal income tax purposes and obtain favorable RIC tax treatment, we must meet certain requirements, including certain minimum distribution requirements.

Investment Objectives and Strategy

Our investment objectives are to: (1) achieve and grow current income by investing in debt securities of established businesses that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time; and (2) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains. To achieve our objectives, our investment strategy is to invest in several categories of debt and equity securities, with each investment generally ranging from $5 million to $30 million, although investment size may vary, depending upon our total assets or available capital at the time of investment. We expect that our investment mix over time will consist of approximately 80% in debt securities and 20% in equity securities. However, as of June 30, 2014, our investment mix was approximately 73% in debt securities and 27% in equity securities, at cost.

In general, our investments in debt securities have a term of no more than seven years, accrue interest at variable rates (based on the London Interbank Offered Rate (“LIBOR”)) and, to a lesser extent, at fixed rates. We seek debt instruments that pay interest monthly or, at a minimum, quarterly, have a success fee or deferred interest provision and are primarily interest only with all principal and any accrued but unpaid interest due at maturity. Generally, success fees accrue at a set rate and are contractually due upon a change of control of the business. Some debt securities have deferred interest whereby some portion of the interest payment is added to the principal balance so that the interest is paid, together with the principal, at maturity. This form of deferred interest is often called “paid in kind” (“PIK”).

Typically, our equity investments consist of common stock, preferred stock, limited liability company interests, or warrants or options to purchase the foregoing. Often, these equity investments occur in connection with our original investment, buyouts and recapitalizations of a business, or refinancing existing debt.

From our initial public offering in 2005 to June 30, 2014, we have invested in over 107 different companies, while making over 109 consecutive monthly distributions to common stockholders.

We expect that our target portfolio over time will primarily include the following four categories of investments in private companies in the United States (“U.S.”):

•	Senior Debt Securities: We seek to invest a portion of our assets in senior debt securities also known as senior loans, senior term loans, lines of credit and senior notes. Using its assets as collateral, the borrower typically uses senior debt to cover a substantial portion of the funding needs of the business. The senior debt security usually takes the form of first priority liens on the assets of the business. Senior debt securities may include our participation and investment in the syndicated loan market, though we have none in our investment portfolio at this time.

•	Senior Subordinated Debt Securities: We seek to invest a portion of our assets in senior subordinated debt securities, also known as senior subordinated loans and senior subordinated notes. These senior subordinated debts also include second lien notes and may include participation and investment in syndicated second lien loans. Additionally, we may receive other yield enhancements, such as success fees, in connection with these senior subordinated debt securities.

•	Junior Subordinated Debt Securities: We seek to invest a portion of our assets in junior subordinated debt securities, also known as subordinated loans, subordinated notes and mezzanine loans. These junior subordinated debts include second lien notes and unsecured loans. Additionally, we may receive other yield enhancements and warrants to buy common and preferred stock or limited liability interests in connection with these junior subordinated debt securities.

•	Preferred and Common Equity/Equivalents: We seek to invest a portion of our assets in equity securities which consist of preferred and common equity or limited liability company interests, or warrants or options to acquire such securities, and are generally in combination with our debt investment in a business. Additionally, we may receive equity investments derived from restructurings on some of our existing debt investments. In many cases, we will own a significant portion of the equity which may include having voting control of the businesses in which we invest.

Additionally, pursuant to the 1940 Act, we must maintain at least 70% of our total assets in qualifying assets, which generally include each of the investment types listed above. Therefore, the 1940 Act permits us to invest up to 30% of our assets in other non-qualifying assets. See “—Regulation as a BDC—Qualifying Assets” for a discussion of the types of qualifying assets in which we are permitted to invest pursuant to Section 55(a) of the 1940 Act.

Because the majority of the loans in our portfolio consist of term debt in private companies that typically cannot or will not expend the resources to have their debt securities rated by a credit rating agency, we expect that most, if not all, of the debt securities we acquire will be unrated. Investors should assume that these loans would be rated below what is today considered “investment grade” quality. Investments rated below investment grade are often referred to as high yield securities or junk bonds and may be considered high risk, as compared to investment-grade debt instruments. In addition, many of our debt securities we hold typically do not amortize prior to maturity.

Our Investment Adviser and Administrator

Gladstone Management Corporation (our “Adviser”), is a privately-held company that is our affiliate and investment adviser, led by a management team which has extensive experience in our line of business. One of our Adviser’s affiliates, Gladstone Administration, LLC, a privately-held company that we refer to as our Administrator, employs our chief financial officer and treasurer, chief compliance officer, internal legal counsel and their respective staffs. All of our executive officers serve as either directors or executive officers, or both, of

Gladstone Capital, a publicly traded BDC and RIC. Excluding our chief financial officer and treasurer, all of our executive officers serve as either directors or executive officers, or both, of Gladstone Commercial, a publicly traded real estate investment trust; our Adviser; and our Administrator. Excluding our chief financial officer and treasurer and our president, all of our executive officers serve as either directors or executive officers of Gladstone Land, a publicly traded real estate company. David Gladstone, our chairman and chief executive officer, also serves on the board of managers of our affiliate, Gladstone Securities, LLC (“Gladstone Securities”), a privately-held broker-dealer registered with the Financial Industry Regulatory Authority (“FINRA”) and insured by the Securities Investor Protection Corporation.

Our Adviser and Administrator also provide investment advisory and administrative services, respectively, to certain of our affiliates, including, but not limited to, Gladstone Commercial; Gladstone Capital; and Gladstone Land. In the future, our Adviser and Administrator may provide investment advisory and administrative services, respectively, to other funds, both public and private.

We have been externally managed by our Adviser pursuant to an investment advisory and management agreement since our inception (the “Advisory Agreement”). Our Adviser was organized as a corporation under the laws of the State of Delaware on July 2, 2002, and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. At the same time we entered into an administration agreement with our Administrator to provide such services. The Administrator was organized as a limited liability company under the laws of the State of Delaware on March 18, 2005. Our Adviser and Administrator are headquartered in McLean, Virginia, a suburb of Washington, D.C., and our Adviser also has offices in several other states.

THE OFFERING

We may offer, from time to time, up to $300,000,000 of our Securities, on terms to be determined at the time of the offering. Our Securities may be offered at prices and on terms to be disclosed in one or more prospectus supplements. In the case of our common stock and warrants or rights to acquire such common stock hereunder in any offering, the offering price per share, exclusive of any distribution commission or discount, will not be less than the net asset value (“NAV”) per share of our common stock at the time of the offering except (i) in connection with a rights offering to our existing stockholders, (ii) with the consent of the majority of our common stockholders, or (iii) under such other circumstances as the Securities and Exchange Commission (the “SEC”) may permit. If we were to sell shares of our common stock below our then current NAV per share, as we did in October 2012, such sales would result in an immediate dilution to the NAV per share. Such a share issuance would also cause a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance.

Our Securities may be offered directly to one or more purchasers, including existing stockholders in a rights offering, by us or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will disclose the terms of the offering, including the name or names of any agents or underwriters involved in the sale of our Securities by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our Securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our Securities.

Set forth below is additional information regarding the offering of our Securities:

Common Stock Trading Symbol (NASDAQ)	GAIN

7.125% Series A Cumulative Term Preferred Stock Trading Symbol (NASDAQ)	GAINP

Use of Proceeds	Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our Securities first to pay down existing short-term debt, then to make investments in buyouts and recapitalizations of small and mid-sized companies in accordance with our investment objectives, with any remaining proceeds to be used for other general corporate purposes. See “Use of Proceeds.”

Dividends and Distributions	We have paid monthly distributions to the holders of our common stock since July 2005 and intend to continue to do so. We made our first distribution on our term preferred stock in March 2012, and have made monthly distributions thereafter. The amount of the monthly distribution on our common stock is determined by our Board of Directors on a quarterly basis and is based on our estimate of our annual investment company taxable income. See “Price Range of Common Stock and Distributions.” Certain additional amounts may be deemed as distributed to stockholders for income tax purposes. Other types of Securities will likely pay distributions in accordance with their terms.

Taxation	We intend to continue to qualify to be treated for federal income tax purposes as a RIC. So long as we continue to qualify, we generally will pay no corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders. To maintain our RIC status, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our taxable ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. See “Material U.S. Federal Income Tax Considerations.”

Trading at a Discount	Common shares of closed-end investment companies frequently trade at a discount to their NAV. The possibility that our shares may trade at such discount to our NAV is separate and distinct from the risk that our NAV per share may decline. We cannot predict whether our shares will trade above, at or below NAV, although during the past three years, our common stock has consistently traded, and at times significantly, below NAV.

Certain Anti-Takeover Provisions	Our Board of Directors is divided into three classes of directors serving staggered three-year terms. This structure is intended to provide us with a greater likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A staggered board of directors also may serve to deter hostile takeovers or proxy contests, as may certain provisions of Delaware law and other measures we have adopted. See “Certain Provisions of Delaware Law and of Our Certificate of Incorporation and Bylaws.”

Dividend Reinvestment Plan	Our transfer agent, Computershare, Inc. offers a dividend reinvestment plan for our common stockholders. This is an “opt in” dividend reinvestment plan, meaning that stockholders may elect to have their cash dividends automatically reinvested in additional shares of our common stock. Stockholders who do not so elect will receive their dividends in cash. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”

Management Arrangements	Gladstone Management Corporation serves as our investment adviser, and Gladstone Administration, LLC serves serve as our administrator. For a description of our Adviser, our Administrator, the Gladstone Companies and our contractual arrangements with these companies, see “Management—Certain Transactions—Investment Advisory and Management Agreement” and “Management—Certain Transactions—Administration Agreement”.

Risks of Losing Tax Status and External Financing Constraints

For each quarter end from June 30, 2009 to December 31, 2013, we satisfied the 50% threshold of the asset diversification test applicable to RICs under the Code to maintain RIC status, in part, through the purchase of short-term qualified securities, which have been funded primarily through short-term loan agreements. To the extent that we fail to satisfy the 50% threshold at any subsequent measurement date, we may become subject to corporate-level taxation. See “Risk Factors—Risks Related to Our Regulation and Structure—If we are unable to meet the 50% threshold of the asset diversification test applicable to RICs under the Code as measured at each quarter end, we would lose our RIC status unless we are able to cure such failure within 30 days of the quarter end.” and “Risk Factors—Risks Related to Our External Financing—In addition to regulatory limitations on our ability to raise capital, our credit facility contains various covenants which, if not complied with, could accelerate our repayment obligations under the facility, thereby materially and adversely affecting our liquidity, financial condition, results of operations and ability to pay distributions.”

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or “Gladstone Investment,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Gladstone Investment. The following percentages were calculated based on actual expenses incurred in the quarter ended June 30, 2014, and average net assets for the quarter ended June 30, 2014. The table and examples below include all fees and expenses of our consolidated subsidiaries.

Stockholder Transaction Expenses:
Sales load (as a percentage of offering price)(1)	—%
Offering expenses (as a percentage of offering price)(1)	—%
Dividend reinvestment plan expenses(2)	None
Total stockholder transaction expenses(1)	—%
Annual expenses (as a percentage of net assets attributable to common stock):
Base Management fee(3)	2.99
Loan servicing fee(3)	2.04
Incentive fees payable under investment advisory and management agreement (20% of realized capital gains and 20% of pre-incentive fee net investment income)(4)	0.55
Interest payments on borrowed funds(5)	1.47
Dividend expense on mandatorily redeemable preferred stock(6)	1.46
Other expenses(7)	1.39

Total annual expenses(7)	9.89%

(1)	The amounts set forth in the table above do not reflect the impact of any sales load or other offering expenses borne by Gladstone Investment and its stockholders. The prospectus supplement relating to an offering of securities pursuant to this prospectus will disclose the offering price and the estimated offering expenses and total stockholder transaction expenses borne by Gladstone Investment and its stockholders as a percentage of the offering price. In the event that securities to which this prospectus relates are sold to or through underwriters, the prospectus supplement will also disclose the applicable sales load.
(2)	The expenses of the reinvestment plan are included in stock record expenses, a component of “Other expenses.” We do not have a cash purchase plan. The participants in the dividend reinvestment plan will bear a pro rata share of brokerage commissions incurred with respect to open market purchases, if any. See “Dividend Reinvestment Plan” for information on the dividend reinvestment plan.
(3)

Our annual base management fee is 2% (0.5% quarterly) of our average gross assets, which are defined as total assets of Gladstone Investment, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings. In accordance with the requirements of the SEC, the table above shows the Fund’s management fee as a percentage of average net assets attributable to common shareholders. For purposes of the table, the management fee has been converted to 2.99% of the average net assets as of June 30, 2014 by dividing the total dollar amount of the management fee by the Fund’s average net assets. Under the advisory agreement, our Adviser has provided and continues to provide managerial assistance to our portfolio companies. It may also provide services other than managerial assistance to our portfolio companies and receive fees therefor. Such services may include, but are not limited to: (i) assistance obtaining, sourcing or structuring credit facilities, long term loans or additional equity from un-affiliated third parties; (ii) negotiating important contractual financial relationships; (iii) consulting services regarding restructuring of the portfolio company and financial modeling as it relates to raising additional debt and equity capital from unaffiliated third parties; and (iv) primary role in interviewing, vetting and negotiating employment contracts with candidates in connection with adding and retaining key portfolio company management team members. At the end of each quarter, 100% of these fees are credited against the base management fee that we would otherwise be required to pay to our Adviser. For the quarter ended June 30, 2014, $0.4 million, or 0.69% of total annual expenses, of these fees were credited against the base management fee. In addition, our Adviser services, administers and collects on the loans held by Business Investment, in return for which our Adviser receives a 2% annual loan servicing fee payable monthly by Business Investment based on the monthly aggregate balance of loans held by Business Investment in accordance with the Credit Facility. The entire loan servicing fee paid to our Adviser by Business Investment is credited against the base management fee otherwise payable to our Adviser. After all credits described above that are applied against the base management fee, the total annual expenses after fee waivers would be 7.16% for the quarter ended June 30, 2014. See “Management—Certain Transactions—Investment Advisory and Management Agreement” and footnote 4 below.
(4)	The incentive fee consists of two parts: an income-based fee and a capital gains-based fee. The income-based fee is payable quarterly in arrears, and equals 20% of the excess, if any, of our pre-incentive fee net investment income that exceeds a 1.75% quarterly (7% annualized) hurdle rate of our net assets, subject to a “catch-up” provision measured as of the end of each calendar quarter. The “catch-up” provision requires us to pay 100% of our pre-incentive fee net investment income with respect to that portion of such income, if any, that exceeds the hurdle rate but is less than 125% of the quarterly hurdle rate (or 2.1875%) in any calendar quarter (8.75% annualized). The catch-up provision is meant to provide our Adviser with 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply when our pre-incentive fee net investment income exceeds 125% of the quarterly hurdle rate in any calendar quarter (8.75% annualized). The income-based incentive fee is computed and paid on income that may include interest that is accrued but not yet received in cash. Our pre-incentive fee net investment income used to calculate this part of the income-based incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee (see footnote 3 above). The capital gains-based incentive fee equals 20% of our net realized capital gains since our inception, if any, computed net of all realized capital losses and unrealized capital depreciation since our inception, less any prior payments, and is payable at the end of each fiscal year. The incentive fee payable for the quarter ended June 30, 2014 was $1.2 million.

Examples of how the incentive fee would be calculated are as follows:

•	Assuming pre-incentive fee net investment income of 0.55%, there would be no income-based incentive fee because such income would not exceed the hurdle rate of 1.75%.

•	Assuming pre-incentive fee net investment income of 2.00%, the income-based incentive fee would be as follows:

= 100% × (2.00% – 1.75%)

= 0.25%

•	Assuming pre-incentive fee net investment income of 2.30%, the income-based incentive fee would be as follows:

= (100% × (“catch-up”: 2.1875% – 1.75%)) + (20%× (2.30% – 2.1875%))

= (100% × 0.4375%) + (20% × 0.1125%)

= 0.4375% + 0.0225%

= 0.46%

•	Assuming net realized capital gains of 6% and realized capital losses and unrealized capital depreciation of 1%, the capital gains-based incentive fee would be as follows:

= 20% × (6% – 1%)

= 20% × 5%

= 1%

For a more detailed discussion of the calculation of the two-part incentive fee, see “Management—Certain Transactions—Investment Advisory and Management Agreement.”

(5)	Includes deferred financing costs. On April 30, 2013, we entered into a fifth amended and restated credit agreement, under which our borrowing capacity is $70 million (“Credit Facility”), to extend the maturity date one year. On June 12, 2013, we further increased the borrowing capacity under the Credit Facility from $70 million to $105 million by entering into Joinder Agreements pursuant to the Credit Facility with two additional lenders. On June 26, 2014, we entered into Amendment No. 1 to the Credit Facility, extending the revolving period by 14 months to June 26, 2017 and the maturity date to June 26, 2019 (two years after the revolving period end date). We have drawn down on our Credit Facility and we expect to borrow additional funds in the future up to the amount such that our asset coverage, as defined in the 1940 Act, is at least 200% after each issuance of our senior securities. Assuming that we borrowed $105 million throughout the quarter, based on the interest rate of 1-month LIBOR plus an additional fee related to borrowings of 3.75%, for an aggregate rate of 3.87% under the renewed terms of our Credit Facility, interest payments and amortization of deferred financing costs on borrowed funds would have been 2.11% of our average net assets for the quarter ended June 30, 2014. As of June 30, 2014, we had $62.9 million in borrowings outstanding under our Credit Facility.

(6)	In March 2012, we completed a public offering of 7.125% Series A Cumulative Term Preferred Stock, par value $0.001 per share, or the Term Preferred Stock, at a public offering price of $25.00 per share. In the offering, we issued 1.6 million shares of Term Preferred Stock. Dividend expense assumes the Term Preferred Stock was outstanding over the entire period. Also included in this line item is the amortization of the offering costs related to our term preferred stock offering. In addition, See “Description of Our Securities—Series A Cumulative Term Preferred Stock” for additional information.

(7)	Includes our overhead expenses, including payments under the administration agreement based on our projected allocable portion of overhead and other expenses incurred by our Administrator in performing its obligations under the administration agreement. See “Management—Certain Transactions—Administration Agreement.”

Example

The following examples demonstrate the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our Securities. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above. The amounts set forth below do not reflect the impact of any sales load or offering expenses to be borne by Gladstone Investment and its stockholders. In the prospectus supplement relating to an offering of securities pursuant to this prospectus, the examples below will be restated to reflect the impact of the estimated offering expenses borne by Gladstone Investment and its stockholders and, in the event that securities to which this prospectus relates are sold to or through underwriters, the impact of the applicable sales load. The examples below and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, incentive fees, if any, and other expenses) may be greater or less than those shown. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment:
assuming a 5% annual return consisting entirely of ordinary income(1)(2)	$104	$295	$466	$820
assuming a 5% annual return consisting entirely of capital gains(2)(3)	$113	$318	$498	$857

(1)	While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. For purposes of this example, we have assumed that the entire amount of such 5% annual return would constitute ordinary income as we have not historically realized positive capital gains (computed net of all realized capital losses) on our investments. Because the assumed 5% annual return is significantly below the hurdle rate of 7% (annualized) that we must achieve under the investment advisory and management agreement to trigger the payment of an income-based incentive fee, we have assumed, for purposes of this example, that no income-based incentive fee would be payable if we realized a 5% annual return on our investments.
(2)	While the example assumes reinvestment of all dividends and distributions at NAV, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.
(3)	For purposes of this example, we have assumed that the entire amount of such 5% annual return would constitute capital gains.

ADDITIONAL INFORMATION

We have filed with the SEC a registration statement on Form N-2 under the Securities Act of 1933, as amended, which we refer to as the Securities Act, with respect to the Securities offered by this prospectus. This prospectus, which is a part of the registration statement, does not contain all of the information set forth in the registration statement or exhibits and schedules thereto. For further information with respect to our business and our Securities, reference is made to the registration statement, including the amendments, exhibits and schedules thereto.

We also file reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act. Such reports, proxy statements and other information, as well as the registration statement and the amendments, exhibits and schedules thereto, can be inspected at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549.

Information about the operation of the public reference facilities may be obtained by calling the SEC at 1-800-SEC-0330. The SEC maintains a website that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC’s web site is http://www.sec.gov. Copies of such material may also be obtained from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. Our common stock is listed on NASDAQ and our corporate website is located at http://www.gladstoneinvestment.com. The information contained on, or accessible through, our website is not a part of this prospectus.

We make available free of charge on our website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC.

We also furnish to our stockholders annual reports, which include annual financial information that has been examined and reported on, with an opinion expressed, by our independent registered public accounting firm. See “Experts.”

RISK FACTORS

You should carefully consider the risks described below and all other information provided in this prospectus (or any prospectus supplement) before making a decision to purchase our Securities. The risks and uncertainties described below are not the only ones facing us. Additional risks and uncertainties not presently known to us, or not presently deemed material by us, may also impair our operations and performance.

If any of the following risks actually occur, our business, financial condition or results of operations could be materially adversely affected. If that happens, the trading price of our Securities could decline, and you may lose all or part of your investment.

Risks Related to the Economy and Recent Legislation

The failure of U.S. lawmakers to reach an agreement on the national debt ceiling could have a material adverse effect on our business, financial condition and results of operations.

In February 2014, the U.S. Congress passed legislation to increase the debt ceiling through March 2015. Congress will need to pass additional legislation prior to March 2015 to further increase the debt ceiling in order for the government to continue to make payments to its creditors. In the event U.S. lawmakers fail to reach a viable agreement on the national debt ceiling, the U.S. could default on its obligations, which could negatively impact the trading market for U.S. government securities. This may, in turn, negatively affect our ability to obtain financing for our investments. As a result, it may materially adversely affect our business, financial condition and results of operations.

While the U.S. has begun to see improving financial indicators since the 2008 recession, recent events have created more uncertainty in the U.S. economy and capital markets. Therefore, we remain cautious about a long-term economic recovery.

Over the last several years, the U.S. capital markets have experienced significant price volatility and liquidity disruptions, which have caused market prices of many stocks and debt securities to fluctuate substantially and the spreads on prospective debt financings to widen considerably. The recession in general, and the disruptions in the capital markets in particular, have impacted our liquidity options and increased our cost of debt and equity capital. As a result, we do not know if adverse conditions will again intensify, and we are unable to gauge the full extent to which disruptions will continue to affect us. The longer these uncertain conditions persist, the greater the probability that these factors could continue to increase our costs of, and significantly limit our access to, debt and equity capital and, thus, have an adverse effect on our operations and financial results. Many of our portfolio companies and the companies we may invest in prospectively are also susceptible to these unstable economic conditions, which may affect the ability of one or more of our portfolio companies to repay our loans or engage in a liquidity event, such as a sale, recapitalization or initial public offering. These unstable economic conditions could also disproportionately impact some of the industries in which we invest, causing us to be more vulnerable to losses in our portfolio, which could cause the number of non-performing assets to increase and the fair value of our portfolio to decrease. The unstable economic conditions may also decrease the value of collateral securing some of our loans as well as the value of our equity investments, which would decrease our ability to borrow under our Credit Facility or raise equity capital, thereby further reducing our ability to make new investments.

Even with the short term increase to the debt ceiling, there is still a great deal of volatility in the marketplace. The unstable economic conditions have affected the availability of credit generally. Though we increased our distributions by 20% during the 2014 fiscal year and maintained that level of distributions, we cannot guarantee that this increase will remain in place due to limitations placed by our Credit Facility on distributions to stockholders and the impact of market conditions. We do not know when market conditions will stabilize, if adverse conditions will intensify or the full extent to which the disruptions will continue to affect us. Also, it is possible that persistent instability of the financial markets could have other unforeseen material effects on our business.

A further downgrade of the United States credit rating and the ongoing economic crisis in Europe could negatively impact our liquidity, financial condition and earnings.

Recent U.S. debt ceiling and budget deficit concerns, together with signs of deteriorating sovereign debt conditions in Europe, have increased the possibility of additional credit-rating downgrades and economic slowdowns. In August 2011, Standard & Poor’s downgraded its long-term sovereign credit rating on the U.S. to AA+ for the first time due to the U.S. Congress’ inability to reach an effective agreement on the national debt ceiling and a budget in a timely manner. The current U.S. debt ceiling and budget deficit concerns have increased the possibility of the credit-rating agencies further downgrading the U.S. credit rating. On October 15, 2013, Fitch Ratings Service placed the U.S. credit rating on negative watch, warning that a failure by the U.S. Government to honor interest or principal payments on U.S. treasury securities would impact its decision on whether to downgrade the U.S. credit rating. Fitch also stated that the manner and duration of an agreement to raise the debt ceiling and resolve the then existing budget impasse, as well as the perceived risk of such events occurring in the future, would weigh on its ratings. On March 21, 2014, Fitch affirmed its AAA long-term and F1+ short-term sovereign credit rating on the U.S. government with a stable outlook. This resolved the rating watch negative that was placed on the ratings on October 15, 2013.

The impact of any further downgrades to the U.S. government’s sovereign credit rating, or its perceived creditworthiness, and deteriorating sovereign debt conditions in Europe, is inherently unpredictable and could adversely affect the U.S. and global financial markets and economic conditions. There can be no assurance that governmental or other measures to aid economic recovery will be effective. These developments and the government’s credit concerns in general could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms. In addition, the decreased credit rating could create broader financial turmoil and uncertainty, which may weigh heavily on our stock price. Continued adverse economic conditions could have a material adverse effect on our business, financial condition and results of operations.

We may experience fluctuations in our quarterly and annual results based on the impact of inflation in the United States.

The majority of our portfolio companies are in industries that are directly impacted by inflation, such as consumer goods and services and manufacturing. Our portfolio companies may not be able to pass on to customers increases in their costs of operations, which could greatly affect their operating results, impacting their ability to repay our loans. In addition, any projected future decreases in our portfolio companies’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of our investments could result in future unrealized losses and therefore reduce our net assets resulting from operations.

Healthcare reform legislation may affect our results of operations and financial condition.

On March 23, 2010, the President of the United States signed into law the Patient Protection and Affordable Care Act of 2010 and on March 30, 2010, the President signed into law the Health Care and Education Reconciliation Act, which in part modified the Patient Protection and Affordable Care Act (together, the “Acts”). Together, the two Acts serve as the primary vehicle for comprehensive health care reform in the U.S. The Acts are intended to reduce the number of individuals in the U.S. without health insurance and effect significant other changes to the ways in which health care is organized, delivered and reimbursed. The complexities and ramifications of the new legislation are significant, and have begun being implemented through a phased approach concluding in 2018. At this time, the effects of health care reform and its impact on our portfolio companies’ business, results of operations and financial condition and the resulting impact on our operations are not yet known. Accordingly, the Acts could adversely affect the cost of providing healthcare coverage generally and could adversely affect the financial and operational performance of the portfolio companies in which we invest and therefore negatively impact our financial and operational performance.

Risks Related to Our External Management

We are dependent upon our key management personnel and the key management personnel of the Adviser, particularly David Gladstone, Terry Lee Brubaker and David Dullum, and on the continued operations of the Adviser, for our future success.

We have no employees. Our chief executive officer, president, chief operating officer, chief financial officer and treasurer, and the employees of the Adviser, do not spend all of their time managing our activities and our investment portfolio. We are particularly dependent upon David Gladstone, Terry Lee Brubaker and David Dullum in this regard. Our executive officers and the employees of the Adviser allocate some, and in some cases a material portion, of their time to businesses and activities that are not related to our business. We have no separate facilities and are completely reliant on the Adviser, which has significant discretion as to the implementation and execution of our business strategies and risk management practices. We are subject to the risk of discontinuation of the Adviser’s operations or termination of the Advisory Agreement and the risk that, upon such event, no suitable replacement will be found. We believe that our success depends to a significant extent upon the Adviser and that discontinuation of its operations could have a material adverse effect on our ability to achieve our investment objectives.

Our success depends on the Adviser’s ability to attract and retain qualified personnel in a competitive environment.

The Adviser experiences competition in attracting and retaining qualified personnel, particularly investment professionals and senior executives, and we may be unable to maintain or grow our business if we cannot attract and retain such personnel. The Adviser’s ability to attract and retain personnel with the requisite credentials, experience and skills depends on several factors including, but not limited to, its ability to offer competitive wages, benefits and professional growth opportunities. The Adviser competes with investment funds (such as private equity funds and mezzanine funds) and traditional financial services companies for qualified personnel, many of which have greater resources than us. Searches for qualified personnel may divert management’s time from the operation of our business. Strain on the existing personnel resources of the Adviser, in the event that it is unable to attract experienced investment professionals and senior executives, could have a material adverse effect on our business.

The Adviser can resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

The Adviser has the right to resign under the Advisory Agreement at any time upon not less than 60 days’ written notice, whether we have found a replacement or not. If the Adviser resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by the Adviser and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our business, financial condition, results of operations and cash flows.

Our incentive fee may induce the Adviser to make certain investments, including speculative investments.

The management compensation structure that has been implemented under the Advisory Agreement may cause the Adviser to invest in high-risk investments or take other risks. In addition to its management fee, the Adviser is entitled under the Advisory Agreement to receive incentive compensation based in part upon our achievement of specified levels of income. In evaluating investments and other management strategies, the opportunity to earn incentive compensation based on net income may lead the Adviser to place undue emphasis on the maximization of net income at the expense of other criteria, such as preservation of capital, maintaining sufficient liquidity, or management of credit risk or market risk, in order to achieve higher incentive compensation. Investments with higher yield potential are generally riskier or more speculative. This could result in increased risk to the value of our investment portfolio.

We may be obligated to pay the Adviser incentive compensation even if we incur a loss.

The Advisory Agreement entitles the Adviser to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our investment income for that quarter (before deducting incentive compensation, net operating losses and certain other items) above a threshold return for that quarter. When calculating our incentive compensation, our pre-incentive fee net investment income excludes realized and unrealized capital losses that we may incur in the fiscal quarter, even if such capital losses result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay the Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter. For additional information on incentive compensation under the Advisory Agreement with the Adviser, see “Business—Ongoing Management of Investments and Portfolio Company Relationships—Investment Advisory and Management Agreement.”

We may be required to pay the Adviser incentive compensation on income accrued, but not yet received in cash.

That part of the incentive fee payable by us that relates to our net investment income is computed and paid on income that may include interest that has been accrued but not yet received in cash, such as debt instruments with PIK interest. If a portfolio company defaults on a loan, it is possible that such accrued interest previously used in the calculation of the incentive fee will become uncollectible. Consequently, we may make incentive fee payments on income accruals that we may not collect in the future and with respect to which we do not have a clawback right against the Adviser.

The Adviser’s failure to identify and invest in securities that meet our investment criteria or perform its responsibilities under the Advisory Agreement would likely adversely affect our ability for future growth.

Our ability to achieve our investment objectives will depend on our ability to grow, which in turn will depend on the Adviser’s ability to identify and invest in securities that meet our investment criteria. Accomplishing this result on a cost-effective basis will be largely a function of the Adviser’s structuring of the investment process, its ability to provide competent and efficient services to us, and our access to financing on acceptable terms. The senior management team of the Adviser has substantial responsibilities under the Advisory Agreement. In order to grow, the Adviser will need to hire, train, supervise, and manage new employees successfully. Any failure to manage our future growth effectively would likely have a material adverse effect on our business, financial condition, and results of operations.

There are significant potential conflicts of interest which could impact our investment returns.

Our executive officers and directors, and the officers and directors of the Adviser, serve or may serve as officers, directors, or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, Mr. Gladstone, our chairman and chief executive officer, is the chairman of the board and chief executive officer of the Adviser, Gladstone Investment, Gladstone Commercial and Gladstone Land. In addition, Mr. Brubaker, our vice chairman and chief operating officer, is the vice chairman and chief operating officer of the Adviser, Gladstone Capital, Gladstone Commercial and Gladstone Land. Mr. Dullum, our president and a director, is a director of Gladstone Capital and Gladstone Commercial, as well as an executive managing director of the Adviser. Moreover, the

Adviser may establish or sponsor other investment vehicles which from time to time may have potentially overlapping investment objectives with ours and accordingly may invest in, whether principally or secondarily, asset classes we target. While the Adviser generally has broad authority to make investments on behalf of the investment vehicles that it advises, the Adviser has adopted investment allocation procedures to address these potential conflicts and intends to direct investment opportunities to the Gladstone affiliate with the investment strategy that most closely fits the investment opportunity. Nevertheless, the management of the Adviser may face conflicts in the allocation of investment opportunities to other entities managed by the Adviser. As a result, it is possible that we may not be given the opportunity to participate in certain investments made by other funds managed by the Adviser. Our Board of Directors approved a revision of our investment objectives and strategies that became effective on January 1, 2013, which may enhance the potential for conflicts in the allocation of investment opportunities to us and other entities managed by the Adviser.

In certain circumstances, we may make investments in a portfolio company in which one of our affiliates has or will have an investment, subject to satisfaction of any regulatory restrictions and, where required, the prior approval of our Board of Directors. As of June 30, 2014, our Board of Directors has approved the following types of co-investment transactions:

•	Our affiliate, Gladstone Commercial, may, under certain circumstances, lease property to portfolio companies that we do not control. We may pursue such transactions only if (i) the portfolio company is not controlled by us or any of our affiliates, (ii) the portfolio company satisfies the tenant underwriting criteria of Gladstone Commercial, and (iii) the transaction is approved by a majority of our independent directors and a majority of the independent directors of Gladstone Commercial. We expect that any such negotiations between Gladstone Commercial and our portfolio companies would result in lease terms consistent with the terms that the portfolio companies would be likely to receive were they not portfolio companies of ours.

•	We may invest simultaneously with our affiliate Gladstone Capital in senior syndicated loans whereby neither we nor any affiliate has the ability to dictate the terms of the loans.

•	Additionally, pursuant to an exemptive order granted by the SEC in July 2012, under certain circumstances, we may co-invest with Gladstone Capital and any future BDC or closed-end management investment company that is advised by the Adviser (or sub-advised by the Adviser if it controls the fund) or any combination of the foregoing subject to the conditions included therein.

Certain of our officers, who are also officers of the Adviser, may from time to time serve as directors of certain of our portfolio companies. If an officer serves in such capacity with one of our portfolio companies, such officer will owe fiduciary duties to stockholders of the portfolio company, which duties may from time to time conflict with the interests of our stockholders.

In the course of our investing activities, we will pay management and incentive fees to the Adviser and will reimburse the Administrator for certain expenses it incurs. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through our investors themselves making direct investments. As a result of this arrangement, there may be times when the management team of the Adviser has interests that differ from those of our stockholders, giving rise to a conflict. In addition, as a BDC, we make available significant managerial assistance to our portfolio companies and provide other services to such portfolio companies. Although, neither we nor the Adviser currently receives fees in connection with managerial assistance, the Adviser and Gladstone Securities have, at various times, provided other services to certain of our portfolio companies and received fees for these other services.

Our business model is dependent upon developing and sustaining strong referral relationships with investment bankers, business brokers and other intermediaries and any change in our referral relationships may impact our business plan.

We are dependent upon informal relationships with investment bankers, business brokers and traditional lending institutions to provide us with deal flow. If we fail to maintain our relationship with such funds or institutions, or if we fail to establish strong referral relationships with other funds, we will not be able to grow our portfolio of investments and fully execute our business plan.

Our base management fee may induce our Adviser to incur leverage.

The fact that our base management fee is payable based upon our gross assets, which would include any investments made with proceeds of borrowings, may encourage our Adviser to use leverage to make additional investments. Under certain circumstances, the use of increased leverage may increase the likelihood of default, which would disfavor holders of our securities. Given the subjective nature of the investment decisions made by our Adviser on our behalf, we will not be able to monitor this potential conflict of interest.

Risks Related to Our External Financing

In addition to regulatory limitations on our ability to raise capital, our credit facility contains various covenants which, if not complied with, could accelerate our repayment obligations under the facility, thereby materially and adversely affecting our liquidity, financial condition, results of operations and ability to pay distributions.

We will have a continuing need for capital to finance our investments. As of June 30, 2014, we had $61.2 million in borrowings outstanding under our fifth amended and restated credit agreement, which provides for maximum borrowings of $105 million, with a revolving period end date of June 26, 2017 (the “Credit Facility”). Our Credit Facility permits us to fund additional loans and investments as long as we are within the conditions set forth in the credit agreement. Our Credit Facility contains covenants that require our wholly-owned subsidiary Gladstone Business Investment, LLC (“Business Investment”) to maintain its status as a separate legal entity, prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions) and restrict material changes to our credit and collection policies without lenders’ consent. The facility also limits payments as distributions to the aggregate net investment income for each of the twelve month periods ending March 31, 2015, 2016 and 2017. We are also subject to certain limitations on the type of loan investments we can make, including restrictions on geographic concentrations, sector concentrations, loan size, dividend payout, payment frequency and status, average life and lien property. The Credit Facility also requires us to comply with other financial and operational covenants, which obligate us to, among other things, maintain certain financial ratios, including asset and interest coverage, a minimum net worth and a minimum number of obligors required in the borrowing base of the credit agreement. Additionally, we are subject to a performance guaranty that requires us to maintain (i) a minimum net worth of $170 million plus 50% of all equity and subordinated debt raised after June 26, 2014 minus 50% of all equity and subordinated debt retired or redeemed after June 26, 2014, which equates to $170 million as of June 30, 2014, (ii) “asset coverage” with respect to “senior securities representing indebtedness” of at least 200%, in accordance with Section 18 of the 1940 Act and (iii) our status as a BDC under the 1940 Act and as a RIC under the Code. As of June 30, 2014, we were in compliance with the covenants under the fifth amended and restated credit agreement, and as of September 2, 2014, we were in compliance with the covenants under the Credit Facility; however, our continued compliance depends on many factors, some of which are beyond our control.

Given the continued uncertainty in the capital markets, the cumulative unrealized depreciation in our portfolio may increase in future periods and threaten our ability to comply with the minimum net worth covenant and other covenants under our Credit Facility.

Any inability to renew, extend or replace our Credit Facility on terms favorable to us, or at all, could adversely impact our liquidity and ability to fund new investments or maintain distributions to our stockholders.

The revolving period end date of our Credit Facility is June 26, 2017 (the “Revolving Period End Date”) and, if not renewed or extended by the Revolving Period End Date, all principal and interest will be due and payable two years later on or before June 26, 2019. Subject to certain terms and conditions, the Credit Facility may be expanded to a total of $250 million through additional commitments of existing or new lenders to the facility. However, if existing or additional lenders are unwilling to make additional commitments or join the facility on its terms, we will be unable to expand the facility and thus will continue to have limited availability to finance new investments under our Credit Facility. There can be no guarantee that we will be able to renew, extend or replace the Credit Facility upon its revolving period end in 2017 on terms that are favorable to us, if at all. Our ability to expand the Credit Facility, and to obtain replacement financing at or before the time of its maturity, will be constrained by then-current economic conditions affecting the credit markets. In the event that we are not able to expand the Credit Facility, or to renew, extend or refinance the Credit Facility by the end of its revolving period, this could have a material adverse effect on our liquidity and ability to fund new investments, our ability to make distributions to our stockholders and our ability to qualify as a RIC under the Code.

If we are unable to secure replacement financing, we may be forced to sell certain assets on disadvantageous terms, which may result in realized losses, and such realized losses could materially exceed the amount of any unrealized depreciation on these assets as of our most recent balance sheet date, which would have a material adverse effect on our results of operations. In addition to selling assets, or as an alternative, we may issue equity in order to repay amounts outstanding under the Credit Facility. Based on the recent trading prices of our stock, such an equity offering may have a substantial dilutive impact on our existing stockholders’ interest in our earnings, assets and voting interest in us. If we are able to renew, extend or refinance our Credit Facility prior to maturity, any renewal, extension or refinancing of the Credit Facility will potentially result in significantly higher interest rates and related charges and may impose significant restrictions on the use of borrowed funds to fund investments or maintain distributions to stockholders.

Our business plan is dependent upon external financing, which is constrained by the limitations of the 1940 Act.

The last equity offerings we completed were for our Term Preferred Stock in March 2012 and our common offering in October 2012, and there can be no assurance that we will be able to raise capital through issuing equity in the near future. Our business requires a substantial amount of cash to operate and grow. We may acquire such additional capital from the following sources:

•	Senior Securities. We may issue debt securities, other evidences of indebtedness (including borrowings under our Credit Facility), senior securities representing indebtedness and senior securities that are stock up to the maximum amount permitted by the 1940 Act. The 1940 Act currently permits us, as a BDC, to issue senior securities representing indebtedness and senior securities which are stock (such as our Term Preferred Stock), which we refer to collectively as Senior Securities, in amounts such that our asset coverage, as defined in Section 18(h) of the 1940 Act, is at least 200% immediately after each issuance of such Senior Security. As a result of incurring indebtedness (in whatever form), we will be exposed to the risks associated with leverage. Although borrowing money for investments increases the potential for gain, it also increases the risk of a loss. A decrease in the value of our investments will have a greater impact on the value of our common stock to the extent that we have borrowed money to make investments. There is a possibility that the costs of borrowing could exceed the income we receive on the investments we make with such borrowed funds. In addition, our ability to pay distributions, issue Senior Securities or repurchase shares of our common stock would be restricted if the asset coverage on each of our Senior Securities is not at least 200%. If the aggregate value of our assets declines, we might be unable to satisfy that 200% requirement. To satisfy the 200% asset coverage requirement in the event that we are seeking to pay a distribution, we might either have to (i) liquidate a portion of our loan portfolio to repay a portion of our indebtedness or (ii) issue common stock. This may occur at a time when a sale of a portfolio asset may be disadvantageous, or when we have limited access to capital markets on agreeable terms. In addition, any amounts that we use to service our indebtedness or for offering expenses will not be available for distributions to stockholders. Furthermore, if we have to issue common stock at a price below net asset value (“NAV”) per common share, any non-participating stockholders will be subject to dilution, as described below. Pursuant to Section 61(a)(2) of the 1940 Act, we are permitted, under specified conditions, to issue multiple classes of senior securities representing indebtedness. However, pursuant to Section 18(c) of the 1940 Act, we are permitted to issue only one class of senior securities that is stock.

•	Common and Convertible Preferred Stock. Because we are constrained in our ability to issue debt or senior securities for the reasons given above, we are dependent on the issuance of equity as a financing source. If we raise additional funds by issuing more common stock, the percentage ownership of our stockholders at the time of the issuance would decrease and our existing common stockholder may experience dilution. In addition, under the 1940 Act, we will generally not be able to issue additional shares of our common stock at a price below NAV per common share to purchasers, other than to our existing stockholders through a rights offering, without first obtaining the approval of our stockholders and our independent directors. If we were to sell shares of our common stock below our then current NAV per common share, as we did in October 2012, such sales would result in an immediate dilution to the NAV per common share. This dilution would occur as a result of the sale of shares at a price below the then current NAV per share of our common stock and a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting percentage than the increase in our assets resulting from such issuance. For example, if we issue and sell an additional 10% of our common stock at a 5% discount from NAV, a stockholder who does not participate in that offering for its proportionate interest will suffer NAV dilution of up to 0.5% or $5 per $1,000 of NAV. This imposes constraints on our ability to raise capital when our common stock is trading below NAV per common share, as it generally has for the last several years. As noted above, the 1940 Act prohibits the issuance of multiple classes of senior securities that are stock. As a result, we would be prohibited from issuing convertible preferred stock to the extent that such a security was deemed to be a separate class of stock from our outstanding Term Preferred Stock. However, pending legislation in the U.S House of Representatives, if passed, would modify this section of the 1940 Act and allow the issuance of multiple classes of senior securities that are stock, which may lessen our dependence on the issuance of common stock as a financing source.

We financed certain of our investments with borrowed money and capital from the issuance of Senior Securities, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.

The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns on our portfolio, net of expenses. The calculations in the table below are hypothetical, and actual returns may be higher or lower than those appearing in the table below.

	Assumed Return on Our Portfolio (Net of Expenses)

	(10)%	(5)%	0%	5%	10%

Corresponding return to common stockholder(1)	(17.49)%	(10.03)%	(2.57)%	4.88%	12.34%

(1)	The hypothetical return to common stockholders is calculated by multiplying our total assets as of June 30, 2014 by the assumed rates of return and subtracting all interest accrued on our debt for the year ended June 30, 2014, adjusted for the dividends on our Term Preferred Stock; and then dividing the resulting difference by our total assets attributable to common stock. Based on $338.4 million in total assets, $62.9 million in debt, $5.0 million in a secured borrowing, $40 million in aggregate liquidation preference of Term Preferred Stock, and $226.8 million in net assets, each as of June 30, 2014.

Based on an aggregate outstanding indebtedness of $68.0 million at cost as of June 30, 2014, the effective annual interest rate of 4.5% as of that date, and aggregate liquidation preference of our Term Preferred Stock of $40 million, our investment portfolio at fair value would have had to produce an annual return of at least 1.8% to cover annual interest payments on the outstanding debt and dividends on our Term Preferred Stock.

A change in interest rates may adversely affect our profitability and our hedging strategy may expose us to additional risks.

We anticipate using a combination of equity and long-term and short-term borrowings to finance our investment activities. As a result, a portion of our income will depend upon the difference between the rate at which we borrow funds and the rate at which we loan these funds. Higher interest rates on our borrowings will decrease the overall return on our portfolio. As of June 30, 2014, based on the total principal balance of debt outstanding, our portfolio consisted of 82.3% of loans at variable rates with floors and 17.7% at fixed rates.

We currently hold one interest rate cap agreement. While hedging activities may insulate us against adverse fluctuations in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or any future hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Our ability to receive payments pursuant to an interest rate cap agreement is linked to the ability of the counter-party to that agreement to make the required payments. To the extent that the counter-party to the agreement is unable to pay pursuant to the terms of the agreement, we may lose the hedging protection of the interest rate cap agreement.

Risks Related to Our Investments

We operate in a highly competitive market for investment opportunities.

There has been increased competitive pressure in the BDC and investment company marketplace for senior and senior subordinated debt, resulting in lower yields for increasingly riskier investments. A large number of entities compete with us and make the types of investments that we seek to make in small and mid-sized companies. We compete with public and private buyout funds, commercial and investment banks, commercial financing companies, and, to the extent that they provide an alternative form of financing, hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which would allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC. The competitive pressures we face could have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective. We do not seek to compete based on the interest rates we offer, and we believe that some of our competitors may make loans with interest rates that will be comparable to or lower than the rates we offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms, and structure. However, if we match our competitors’ pricing, terms, and structure, we may experience decreased net interest income and increased risk of credit loss.

Our investments in small and medium-sized portfolio companies are extremely risky and could cause you to lose all or a part of your investment.

Investments in small and medium-sized portfolio companies are subject to a number of significant risks including the following:

•	Small and medium-sized businesses are likely to have greater exposure to economic downturns than larger businesses. Our portfolio companies may have fewer resources than larger businesses, and thus the recent recession, and any further economic downturns or recessions, are more likely to have a material adverse effect on them. If one of our portfolio companies is adversely impacted by a recession, its ability to repay our loan or engage in a liquidity event, such as a sale, recapitalization or initial public offering would be diminished.

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Small and medium-sized businesses may have limited financial resources and may not be able to repay the loans we make to them. Our strategy includes providing financing to portfolio companies that typically do not have readily available access to financing. While we believe that this provides an attractive opportunity for us to generate profits, this may make it difficult for the portfolio companies to repay their loans to us upon maturity. A borrower’s ability to repay its loan may be adversely affected by numerous factors, including the failure to meet its business plan, a downturn in its industry or negative economic conditions. A deterioration in a borrower’s financial condition and prospects usually will be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing on any guarantees we may have obtained from the borrower’s management. Although we will sometimes seek to be the senior, secured lender to a borrower, in most of our loans we expect to be subordinated to a senior lender, and our interest in any collateral would, accordingly, likely be subordinate to another lender’s security interest.

•	Small and medium-sized businesses typically have narrower product lines and smaller market shares than large businesses. Because our target portfolio companies are smaller businesses, they will tend to be more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. In addition, our portfolio companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing and other capabilities and a larger number of qualified managerial and technical personnel.

•	There is generally little or no publicly available information about these businesses. Because we seek to invest in privately owned businesses, there is generally little or no publicly available operating and financial information about our potential portfolio companies. As a result, we rely on our officers, the Adviser and its employees, Gladstone Securities and consultants to perform due diligence investigations of these portfolio companies, their operations, and their prospects. We may not learn all of the material information we need to know regarding these businesses through our investigations.

•	Small and medium-sized businesses generally have less predictable operating results. We expect that our portfolio companies may have significant variations in their operating results, may from time to time be parties to litigation or may expose us to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position, may otherwise have a weak financial position or may be adversely affected by changes in the business cycle. Our portfolio companies may not meet net income, cash flow and other coverage tests typically imposed by their senior lenders. A borrower’s failure to satisfy financial or operating covenants imposed by senior lenders could lead to defaults and, potentially, foreclosure on its senior credit facility, which could additionally trigger cross-defaults in other agreements. If this were to occur, it is possible that the borrower’s ability to repay our loan would be jeopardized.

•	Small and medium-sized businesses are more likely to be dependent on one or two persons. Typically, the success of a small or medium-sized business also depends on the management talents and efforts of one or two persons or a small group of persons. The death, disability or resignation of one or more of these persons could have a material adverse impact on our borrower and, in turn, on us.

•	Small and medium-sized businesses may have limited operating histories. While we intend to target stable companies with proven track records, we may make loans to new companies that meet our other investment criteria. Portfolio companies with limited operating histories will be exposed to all of the operating risks that new businesses face and may be particularly susceptible to, among other risks, market downturns, competitive pressures and the departure of key executive officers.

•	Debt securities of small and medium-sized private companies typically are not rated by a credit rating agency. Typically a small or medium-sized private business cannot or will not expend the resources to have their debt securities rated by a credit rating agency. We expect that most, if not all, of the debt securities we acquire will be unrated. Investors should assume that these loans would be at rates below what is today considered “investment grade” quality. Investments rated below investment grade are often referred to as high yield securities or junk bonds and may be considered high risk as compared to investment-grade debt instruments.

Because the loans we make and equity securities we receive when we make loans are not publicly traded, there is uncertainty regarding the value of our privately held securities that could adversely affect our determination of our NAV.

Our portfolio investments are, and we expect will continue to be, in the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable. Our Board of Directors has established an investment valuation policy that the Adviser and Administrator apply to determine the fair value of these securities quarterly. These procedures for the determination of value of many of our debt securities rely on the opinions of value submitted to us by SPSE or the use of internally developed discounted cash flow (“DCF”) methodologies or indicative bid prices (“IBP”) offered by the respective originating syndication agent’s trading desk, or secondary desk, specifically for our syndicated loans, or internal methodologies based on the total enterprise value (“TEV”) of the issuer used for certain of our equity investments. SPSE will only evaluate the debt portion of our investments for which we specifically request evaluation, and SPSE may decline to make requested evaluations for any reason in its sole discretion. However, to date, SPSE has accepted each of our requests for evaluation.

Our use of these fair value methods is inherently subjective and is based on estimates and assumptions of each security. In the event that we are required to sell a security, we may ultimately sell for an amount materially less than the estimated fair value calculated by SPSE, or utilizing the TEV, IBP or the DCF methodology.

Our procedures also include provisions whereby the Adviser will establish the fair value of any equity securities we may hold where SPSE or third-party agent banks are unable to provide evaluations. The types of factors that may be considered in determining the fair value of our debt and equity securities include some or all of the following:

•	the nature and realizable value of any collateral;

•	the portfolio company’s earnings and cash flows and its ability to make payments on its obligations;

•	the markets in which the portfolio company does business;

•	the comparison to publicly-traded companies; and

•	discounted cash flow and other relevant factors.

Because such valuations, particularly valuations of private securities and private companies, are not susceptible to precise determination, may fluctuate over short periods of time, and may be based on estimates, our determinations of fair value may differ from the values that might have actually resulted had a readily available market for these securities been available.

A portion of our assets are, and will continue to be, comprised of equity securities that are valued based on internal assessment using our own valuation methods approved by our Board of Directors, without the input of SPSE or any other third-party evaluator. We believe that our equity valuation methods reflect those regularly used as standards by other professionals in our industry who value equity securities. However, determination of fair value for securities that are not publicly traded, whether or not we use the recommendations of an independent third-party evaluator, necessarily involves the exercise of subjective judgment. Our NAV could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

The lack of liquidity of our privately held investments may adversely affect our business.

We will generally make investments in private companies whose securities are not traded in any public market. Substantially all of the investments we presently hold and the investments we expect to acquire in the future are, and will be, subject to legal and other restrictions on resale and will otherwise be less liquid than publicly-traded securities. The illiquidity of our investments may make it difficult for us to quickly obtain cash equal to the value at which we record our investments if the need arises. This could cause us to miss important investment opportunities. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may record substantial realized losses upon liquidation. We may also face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we, the Adviser, or our respective officers, employees or affiliates have material non-public information regarding such portfolio company.

Due to the uncertainty inherent in valuing these securities, our determinations of fair value may differ materially from the values that could be obtained if a ready market for these securities existed. Our NAV could be materially affected if our determinations regarding the fair value of our investments are materially different from the values that we ultimately realize upon our disposal of such securities.

Our financial results could be negatively affected if a significant portfolio investment fails to perform as expected.

Our total investment in companies may be significant individually or in the aggregate. As a result, if a significant investment in one or more companies fails to perform as expected, our financial results could be more negatively affected and the magnitude of the loss could be more significant than if we had made smaller investments in more companies. Our five largest investments represented 33.9% of the fair value of our total portfolio as of June 30, 2014, compared to 44.9% as of June 30, 2013. Any disposition of a significant investment in one or more companies may negatively impact our net investment income and limit our ability to pay distributions.

When we are a debt or minority equity investor in a portfolio company, which we expect will generally be the case, we may not be in a position to control the entity, and its management may make decisions that could decrease the value of our investment.

We anticipate that most of our investments will continue to be either debt or minority equity investments in our portfolio companies. Therefore, we are and will remain subject to risk that a portfolio company may make business decisions with which we disagree, and the shareholders and management of such company may take risks or otherwise act in ways that do not serve our best interests. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings. In addition, we will generally not be in a position to control any portfolio company by investing in its debt securities.

We typically invest in transactions involving acquisitions, buyouts and recapitalizations of companies, which will subject us to the risks associated with change in control transactions.

Our strategy, in part, includes making debt and equity investments in companies in connection with acquisitions, buyouts and recapitalizations, which subjects us to the risks associated with change in control transactions. Change in control transactions often present a number of uncertainties. Companies undergoing change in control transactions often face challenges retaining key employees and maintaining relationships with customers and suppliers. While we hope to avoid many of these difficulties by participating in transactions where the management team is retained and by conducting thorough due diligence in advance of our decision to invest, if our portfolio companies experience one or more of these problems, we may not realize the value that we expect in connection with our investments, which would likely harm our operating results and financial condition.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We invest in debt securities issued by our portfolio companies. In some cases portfolio companies will be permitted to have other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders thereof are entitled to receive payment of interest and principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization, or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization, or bankruptcy of a portfolio company.

Prepayments of our investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

In addition to risks associated with delays in investing our capital, we are also subject to the risk that investments we make in our portfolio companies may be repaid prior to maturity. During the fiscal year 2014, we experienced prepayments of debt investments from Venyu Solutions, Inc. (“Venyu”), Channel Technologies Group, LLC (“CTG”) and Cavert II Holding Corp. (“Cavert”). We will first use any proceeds from prepayments to repay any borrowings outstanding on our Credit Facility. In the event that funds remain after repayment of our outstanding borrowings, then we will generally reinvest these proceeds in government securities, pending their future investment in new debt and/or equity securities. These government securities will typically have substantially lower yields than the debt securities being prepaid and we could experience significant delays in reinvesting these amounts. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

Higher taxation of our portfolio companies may impact our quarterly and annual operating results.

The recession’s adverse effect on federal, state and municipality revenues may induce these government entities to raise various taxes to make up for lost revenues. Additional taxation may have an adverse affect on our portfolio companies’ earnings and reduce their ability to repay our loans to them, thus affecting our quarterly and annual operating results.

Our portfolio is concentrated in a limited number of companies and industries, which subjects us to an increased risk of significant loss if any one of these companies does not repay us or if the industries experience downturns.

As of June 30, 2014, we had investments in 28 portfolio companies, of which there were three investments, SOG, Acme, and Galaxy that comprised $74.9 million or 23.3% of our total investment portfolio, at fair value. A consequence of a limited number of investments is that the aggregate returns we realize may be substantially adversely affected by the unfavorable performance of a small number of such loans or a substantial write-down of any one investment. Beyond our regulatory and income tax diversification requirements, we do not have fixed guidelines for industry concentration and our investments could potentially be concentrated in relatively few industries. In addition, while we do not intend to invest 25% or more of our total assets in a particular industry or group of industries at the time of investment, it is possible that as the values of our portfolio companies change, one industry or a group of industries may comprise in excess of 25% of the value of our total assets. As of June 30, 2014, our largest industry concentration was in Diversified/Conglomerate Manufacturing representing 16.8% of our total investments, at fair value. As a result, a downturn in an industry in which we have invested a significant portion of our total assets could have a materially adverse effect on us.

Our investments are typically long term and will require several years to realize liquidation events.

Since we generally make five to seven year term loans and hold our loans and related warrants or other equity positions until the loans mature, you should not expect realization events, if any, to occur over the near term. In addition, we expect that any warrants or other equity positions that we receive when we make loans may require several years to appreciate in value and we cannot give any assurance that such appreciation will occur.

The disposition of our investments may result in contingent liabilities.

Currently, all of our investments involve private securities. In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the underlying portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to certain potential liabilities. These arrangements may result in contingent liabilities that ultimately yield funding obligations that must be satisfied through our return of certain distributions previously made to us.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Even though we have structured some of our investments as senior loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt investments and subordinate all, or a portion, of our claims to that of other creditors. Holders of debt instruments ranking senior to our investments typically would be entitled to receive payment in full before we receive any distributions. After repaying such senior creditors, such portfolio company may not have any remaining assets to use to repay its obligation to us. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or in instances in which we exercised control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance.

Portfolio company litigation could result in additional costs and the diversion of management time and resources.

In the course of investing in and often providing significant managerial assistance to certain of our portfolio companies, certain persons employed by our Adviser sometimes serve as directors on the boards of such companies. To the extent that litigation arises out of our investments in these companies, even if meritless, we or such employees may be named as defendants in such litigation, which could result in additional costs, including defense costs, and the diversion of management time and resources. We may be unable to accurately estimate our exposure to litigation risk if we record balance sheet reserves for probable loss contingencies. As a result, any reserves we establish to cover any settlements or judgments may not be sufficient to cover our actual financial exposure, which may have a material impact on our results of operations or financial condition.

In view of the inherent difficulty of predicting the outcome of legal actions and regulatory matters, we cannot provide assurance as to the outcome of any pending matter or, if resolved adversely, the costs associated with any such matter, particularly where the claimant seeks very large or indeterminate damages or where the matter presents novel legal theories, involves a large number of parties or is at a preliminary stage. The resolution of any such matters may be time consuming, expensive, and may distract management from the conduct of our business. The resolution of certain pending legal actions or regulatory matters, if unfavorable, could have a material adverse effect on our results of operations for the quarter in which such actions or matters are resolved or a reserve is established.

We may not realize gains from our equity investments and other yield enhancements.

When we make a subordinated loan, we may receive warrants to purchase stock issued by the borrower or other yield enhancements, such as success fees. Our goal is to ultimately dispose of these equity interests and realize gains upon our disposition of such interests. We expect that, over time, the gains we realize on these warrants and other yield enhancements will offset any losses we experience on loan defaults. However, any warrants we receive may not appreciate in value and, in fact, may decline in value and any other yield enhancements, such as success fees, may not be realized. Accordingly, we may not be able to realize gains from our equity interests or other yield enhancements and any gains we do recognize may not be sufficient to offset losses we experience on our loan portfolio.

During the fiscal year ended March 31, 2014, we recorded a net realized gain of $8.2 million related to the $24.8 million gain on the Venyu sale, partially offset by the realized losses of $11.4 million and $1.8 million related to the equity sales of Auto Safety House, LLC (“ASH”) and Packerland Whey Products, Inc. (“Packerland”), respectively, and realized losses of $3.4 million related to the restructuring of Noble Logistics, Inc. (“Noble”). During the fiscal year ended March 31, 2013, we recorded a realized gain of $0.8 million relating to post-closing adjustments on our previous investment exit of A. Stucki, and during the fiscal year ended March 31, 2012, we recapitalized our investment in Cavert, receiving $8.5 million in proceeds and realizing a gain of $5.5 million. There can be no guarantees that such realized gains can be achieved in future periods and the impact of such sales on our results of operations for the fiscal years 2014, 2013 and 2012 should not be relied upon as being indicative of performance in future periods.

Any unrealized depreciation we experience on our investment portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

As a BDC we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of our Board of Directors. We will record decreases in the market values or fair values of our investments as unrealized depreciation. Since our inception, we have, at times, incurred a cumulative net unrealized depreciation of our portfolio. Any unrealized depreciation in our investment portfolio could result in realized losses in the future and ultimately in reductions of our income available for distribution to stockholders in future periods.

Risks Related to Our Regulation and Structure

If we are unable to meet the 50% threshold of the asset diversification test applicable to RICs under the Code as measured at each quarter end, we would lose our RIC status unless we are able to cure such failure within 30 days of the quarter end.

In order to maintain RIC status under the Code, in addition to other requirements, as of the close of each quarter of our taxable year, we must meet the asset diversification test, which requires that at least 50% of the value of our assets consist of cash, cash items, U.S. government securities, the securities of other RICs and other securities to the extent such other securities of any one issuer do not represent more than 5% of our total assets or more than 10% of the voting securities of such issuer. As a result of changes in the makeup of our assets during 2009, we have not continuously exceeded the 50% threshold. At each quarterly measurement date from June 30, 2009 to December 31, 2013, we satisfied the 50% threshold through the purchase of short-term qualified securities, which was funded primarily through a short-term loan agreement. In the March 31, 2014 and June 30, 2014 quarters we satisfied the 50% threshold without purchasing short-term qualified securities. Until the composition of our assets is continuously above the required 50% threshold, we may have to deploy similar purchases of qualified securities using short-term loans that would allow us to satisfy the asset diversification test, thereby allowing us to make new or additional investments. There can be no assurance, however, that we will be able to enter into such a transaction on reasonable terms, if at all. In circumstances where the failure to meet the 50% threshold as of a subsequent quarterly measurement date is the result of fluctuations in the value of assets, we are still deemed under the rules to have satisfied the asset diversification test and, therefore, maintain our RIC status, as long as we have not made any new investments, including additional investments in our portfolio companies (such as advances under outstanding lines of credit), since the time that we fell below the 50% threshold. Because, in most circumstances, we are contractually required to advance funds on outstanding lines of credit upon the request of our portfolio companies, we may have a limited ability to avoid adding to existing investments in a manner that would cause us to fail the asset diversification test at a subsequent quarterly measurement date.

If we are not in compliance with the 50% threshold at a quarterly measurement date, we would have thirty days to “cure” our failure to meet the 50% threshold at such quarterly measurement date to avoid our loss of RIC status. Potential cures for failure of the asset diversification test include raising additional equity or debt capital as we have done in the past, or changing the composition of our assets, which could include full or partial divestitures of investments, such that we would once again meet or exceed the 50% threshold at such quarterly measurement date. Our ability to implement any of these cures would be subject to market conditions and a number of risks and uncertainties that would be, in part, beyond our control. Accordingly, we cannot guarantee you that we would be successful in curing any failure of the asset diversification test, which would subject us to corporate level tax. For additional information about the consequences of failing to satisfy the RIC qualification requirements, see “—We will be subject to corporate-level tax if we are unable to satisfy Code requirements for RIC qualification.”

We will be subject to corporate-level tax if we are unable to satisfy Code requirements for RIC qualification.

To maintain our qualification as a RIC, we must meet income source, asset diversification and annual distribution requirements. The annual distribution requirement is satisfied if we distribute at least 90% of our ordinary income and short-term capital gains to our stockholders on an annual basis. Because we use leverage, we are subject to certain asset coverage ratio requirements under the 1940 Act and could, under certain circumstances, be restricted from making distributions necessary to qualify as a RIC. Warrants we receive with respect to debt investments will create “original issue discount,” which we must recognize as ordinary income, increasing the amounts we are required to distribute to maintain RIC status. Because such warrants will not produce distributable cash for us at the same time as we are required to make distributions in respect of the related original issue discount, we will need to use cash from other sources to satisfy such distribution requirements. The asset diversification requirements must be met at the end of each calendar quarter. If we fail to meet these tests, we may need to quickly dispose of certain investments to prevent the loss of RIC status. Since most of our investments will be illiquid, such dispositions, if even possible, may not be made at prices advantageous to us and, in fact, may result in substantial losses. If we fail to qualify as a RIC for any reason and become fully subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution, and the actual amount distributed. Such a failure would have a material adverse effect on us and our shares. For additional information regarding asset coverage ratio and RIC requirements, see “Material U.S. Federal Income Tax Considerations—RIC Status.”

From time to time, some of our debt investments may include success fees that would generate payments to us if the business is ultimately sold. Because the satisfaction of these success fees, and the ultimate payment of these fees, is uncertain, we do not recognize them as income until we have received payment. We sought and received approval for a change in accounting method from the IRS related to our tax treatment for success fees. As a result, we, in effect, will continue to account for the recognition of income from the success fees upon receipt, or when the amounts become fixed. Success fee amounts are characterized as ordinary income for tax purposes and, as a result, we are required to distribute such amounts to our stockholders in order to maintain RIC status.

Changes in laws or regulations governing our operations, or changes in the interpretation thereof, and any failure by us to comply with laws or regulations governing our operations may adversely affect our business.

We and our portfolio companies are subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations, or their interpretation, or any failure by us or our portfolio companies to comply with these laws or regulations may adversely affect our business. For additional information regarding the regulations to which we are subject, see “Material U.S. Federal Income Tax Considerations—RIC Status” and “Regulation as a Business Development Company.”

Provisions of the Delaware General Corporation Law and of our certificate of incorporation and bylaws could restrict a change in control and have an adverse impact on the price of our common stock.

We are subject to provisions of the Delaware General Corporation Law that, in general, prohibit any business combination with a beneficial owner of 15% or more of our common stock for three years unless the holder’s acquisition of our stock was either approved in advance by our Board of Directors or ratified by the Board of

Directors and stockholders owning two-thirds of our outstanding stock not owned by the acquiring holder. Although we believe these provisions collectively provide for an opportunity to receive higher bids by requiring potential acquirers to negotiate with our Board of Directors, they would apply even if the offer may be considered beneficial by some stockholders.

We have also adopted other measures that may make it difficult for a third party to obtain control of us, including provisions of our certificate of incorporation classifying our Board of Directors in three classes serving staggered three-year terms, and provisions of our certificate of incorporation authorizing our Board of Directors to induce the issuance of additional shares of our stock. These provisions, as well as other provisions of our certificate of incorporation and bylaws, may delay, defer, or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

Risks Related to an Investment in Our Securities

We may experience fluctuations in our quarterly and annual operating results.

We may experience fluctuations in our quarterly and annual operating results due to a number of factors, including, among others, variations in our investment income, the interest rates payable on the debt securities we acquire, the default rates on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the level of our expenses, the degree to which we encounter competition in our markets, and general economic conditions, including the impacts of inflation. The majority of our portfolio companies are in industries that are directly impacted by inflation, such as manufacturing and consumer goods and services. Our portfolio companies may not be able to pass on to customers increases in their costs of production which could greatly affect their operating results, impacting their ability to repay our loans. In addition, any projected future decreases in our portfolio companies’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of our investments could result in future realized and unrealized losses and therefore reduce our net assets resulting from operations. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

There is a risk that you may not receive distributions or that distributions may not grow over time.

Our current intention is to distribute at least 90% of our ordinary income and short-term capital gains to our stockholders on a quarterly basis by paying monthly distributions. We expect to retain some or all net realized long-term capital gains by first offsetting them with realized capital losses, and, secondly, through a “deemed distribution” to supplement our equity capital and support the growth of our portfolio, although our Board of Directors may determine in certain cases to distribute these gains to our common stockholders. In addition, our Credit Facility restricts the amount of distributions we are permitted to make. We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions.

Investing in our securities may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and a higher risk of volatility or loss of principal. Our investments in portfolio companies may be highly speculative, and therefore, an investment in our shares may not be suitable for someone with lower risk tolerance.

Distributions to our stockholders have included and may in the future include a return of capital.

Our Board of Directors declares monthly distributions based on estimates of taxable income for each fiscal year, which may differ, and in the past have differed, from actual results. Because our distributions are based on estimates of taxable income that may differ from actual results, future distributions payable to our stockholders may also include a return of capital. Moreover, to the extent that we distribute amounts that exceed our accumulated earnings and profits, these distributions constitute a return of capital. A return of capital represents a return of a stockholder’s original investment in shares of our stock and should not be confused with a distribution from earnings and profits. Although return of capital distributions may not be taxable, such distributions may increase an investor’s tax liability for capital gains upon the sale of our shares by reducing the investor’s tax basis for such shares. Such returns of capital reduce our asset base and also adversely impact our ability to raise debt capital as a result of the leverage restrictions under the 1940 Act, which could have a material adverse impact on our ability to make new investments.

The market price of our shares may fluctuate significantly.

The trading price of our common stock and our preferred stock may fluctuate substantially. The extreme volatility and disruption that have affected the capital and credit markets over the past few years, we have experienced greater than usual stock price volatility.

The market price and marketability of our shares may from time to time be significantly affected by numerous factors, including many over which we have no control and that may not be directly related to us. These factors include, but are not limited to, the following:

•	general economic trends and other external factors;

•	price and volume fluctuations in the stock market from time to time, which are often unrelated to the operating performance of particular companies;

•	significant volatility in the market price and trading volume of shares of RICs, BDCs or other companies in our sector, which is not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;

•	loss of BDC status;

•	loss of RIC status;

•	changes in our earnings or variations in our operating results;

•	changes in prevailing interest rates;

•	changes in the value of our portfolio of investments;

•	any shortfall in our revenue or net income or any increase in losses from levels expected by securities analysts;

•	departure of key personnel;

•	operating performance of companies comparable to us;

•	short-selling pressure with respect to our shares or BDCs generally;

•	the announcement of proposed, or completed, offerings of our securities, including a rights offering; and

•	loss of a major funding source.

Fluctuations in the trading prices of our shares may adversely affect the liquidity of the trading market for our shares and, if we seek to raise capital through future equity financings, our ability to raise such equity capital.

The issuance of subscription rights to our existing stockholders may dilute the ownership and voting powers of existing stockholders in our common stock, dilute the NAV of their shares and have a material adverse effect on the trading price of our common stock.

In April 2008, we completed an offering of transferable rights to subscribe for additional shares of our common stock, or subscription rights. We raised equity in this manner primarily due to the capital raising constraints applicable to us under the 1940 Act when our common stock is trading below its NAV per share, as it was at the time of the rights offering. In the event that we again issue subscription rights to our existing stockholders, there is a significant possibility that the rights offering will dilute the ownership interest and voting power of stockholders who do not fully exercise their subscription rights. Stockholders who do not fully exercise their subscription rights should expect that they will, upon completion of the rights offering, own a smaller proportional interest in the Company than would otherwise be the case if they fully exercised their subscription rights. In addition, because the subscription price of the rights offering is likely to be less than our most recently determined NAV per share, our common stockholders are likely to experience an immediate dilution of the per share NAV of their shares as a result of the offer. As a result of these factors, any future rights offerings of our common stock, or our announcement of our intention to conduct a rights offering, could have a material adverse impact on the trading price of our common stock.

Shares of closed-end investment companies frequently trade at a discount from NAV.

Shares of closed-end investment companies frequently trade at a discount from NAV. Since our inception, our common stock has at times traded above NAV, and at times traded below NAV. During the past year, our common stock has consistently, and at times significantly, traded below NAV. Subsequent to June 30, 2014, our common stock has traded at discounts of up to 14.9% of our NAV per share, which was $8.57 as of June 30, 2014. This characteristic of shares of closed-end investment companies is separate and distinct from the risk that our NAV per share will decline. As with any stock, the price of our shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Whether investors will realize gains or losses upon the sale of our shares will not depend directly upon our NAV, but will depend upon the market price of the shares at the time of sale. Since the market price of our shares will be affected by such factors as the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond our control, we cannot predict whether the shares will trade at, below or above our NAV. Under the 1940 Act, we are generally not able to issue additional shares of our common stock at a price below NAV per share to purchasers other than our existing stockholders through a rights offering without first obtaining the approval of our common stockholders and our independent directors. Additionally, at times when our common stock is trading below its NAV per share, our dividend yield may exceed the weighted average returns that we would expect to realize on new investments that would be made with the proceeds from the sale of such stock, making it unlikely that we would determine to issue additional shares in such circumstances. Thus, for as long as our common stock trades below NAV we will be subject to significant constraints on our ability to raise capital through the issuance of common stock. Additionally, an extended period of time in which we are unable to raise capital may restrict our ability to grow and adversely impact our ability to increase or maintain our distributions.

Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current NAV per share of our common stock.

At our most recent annual meeting of stockholders on August 7, 2014, our stockholders approved a proposal designed to allow us to access the capital markets in a way that absent stockholder approval, we are generally unable to due to restrictions applicable to BDCs under the 1940 Act. Specifically, our stockholders approved a proposal that authorizes us to sell shares of our common stock below the then current NAV per share of our common stock in one or more offerings for a period of one year, subject to certain conditions (including, but not limited to, that the number of common shares issued and sold pursuant to such authority does not exceed 25% of our then outstanding common stock immediately prior to each such sale).

We exercised this right with Board of Director approval in October 2012, when we completed a public offering of 4.4 million shares of our common stock at a public offering price of $7.50 per share, which was below our then current NAV of $8.65 per share. Gross proceeds totaled $33 million and net proceeds, after deducting underwriting discounts and offering expenses borne by us, were $31 million. The net dilutive effect of the issuance of common stock, net of expenses, below NAV was $0.31 per share of common stock.

During the past year, our common stock has traded consistently, and at times significantly, below NAV. Any decision to sell shares of our common stock below the then current NAV per share of our common stock would be subject to the determination by our Board of Directors that such issuance is in our and our stockholders’ best interests.

If we were to sell shares of our common stock below NAV per share, such sales would result in an immediate dilution to the NAV per share. This dilution would occur as a result of the sale of shares at a price below the then current NAV per share of our common stock and a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance. The greater the difference between the sale price and the NAV per share at the time of the offering, the more significant the dilutive impact would be. Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect, if any, cannot be currently predicted. However, if, for example, we sold an additional 10% of our common stock at a 5% discount from NAV, a stockholder who did not participate in that offering for its proportionate interest would suffer NAV dilution of up to 0.5% or $5 per $1,000 of NAV.

If we fail to pay dividends on our Term Preferred Stock for two years, the holders of our Term Preferred Stock will be entitled to elect a majority of our directors.

The terms of our Term Preferred Stock provide for annual dividends in the amount of $1.7813 per outstanding share of Term Preferred Stock. In accordance with the terms of our Term Preferred Stock, if dividends thereon are unpaid in an amount equal to at least two years of dividends, the holders of Term Preferred Stock will be entitled to elect a majority of our Board of Directors.

Other Risks

We could face losses and potential liability if intrusion, viruses or similar disruptions to our technology jeopardize our confidential information, whether through breach of our network security or otherwise.

Maintaining our network security is of critical importance because our systems store highly confidential financial models and portfolio company information. Although we have implemented, and will continue to implement, security measures, our technology platform is and will continue to be vulnerable to intrusion, computer viruses or similar disruptive problems caused by transmission from unauthorized users. The misappropriation of proprietary information could expose us to a risk of loss or litigation.

Terrorist attacks, acts of war, or national disasters may affect any market for our common stock, impact the businesses in which we invest, and harm our business, operating results, and financial conditions.

Terrorist acts, acts of war, or national disasters have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or national disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results, and financial condition. Losses from terrorist attacks and national disasters are generally uninsurable.

Pending legislation may allow us to incur additional leverage.

As a BDC, we are generally not permitted to incur indebtedness (which includes senior securities representing indebtedness and senior securities that are stock) unless immediately after such borrowing we have asset coverage (as defined in Section 18(h) of the 1940 Act) of at least 200% (i.e. the amount of borrowings may not exceed 50% of the value of our assets). Various pieces of legislation that have been introduced during the current session of the U.S. House of Representatives, if passed, would modify this section of the 1940 Act and increase the amount of such indebtedness that BDCs may incur by modifying the percentage from 200% to 150% and making the asset coverage requirement inapplicable for senior securities that are stock, such as term preferred stock. Our Term Preferred Stock is a senior security that is stock and so for this 200% asset coverage threshold is included as total indebtedness. However, if this proposed legislation is passed, the 1940 Act may not limit our ability to issue preferred stock in the future. As a result, we may be able to incur additional indebtedness in the future and therefore your risk of an investment in us may increase.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

All statements contained or incorporated by reference in this prospectus or any accompanying prospectus supplement, other than historical facts, may constitute “forward-looking statements.” These statements may relate to, among other things, future events or our future performance or financial condition of us and our portfolio companies. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “believe,” “will,” “provide,” “anticipate,” “future,” “could,” “growth,” “plan,” “intend,” “expect,” “should,” “would,” “if,” “seek,” “possible,” “potential,” “likely” or the negative of such terms or comparable terminology. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others: (1) further adverse changes in the economy and the capital markets; (2) risks associated with negotiation and consummation of pending and future transactions; (3) the loss of one or more of our executive officers, in particular David Gladstone, Terry Lee Brubaker or David Dullum; (4) changes in our business strategy; (5) availability, terms and deployment of capital; (6) changes in our industry, interest rates, or exchange rates; (7) the degree and nature of our competition; and (8) those factors described in the “Risk Factors” section of this prospectus and any accompanying prospectus supplement. We caution readers not to place undue reliance on any such forward-looking statement, which speak only as of the date made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this prospectus. The forward-looking statements contained or incorporated by reference in this prospectus or any accompanying prospectus supplement are excluded from the safe harbor protection provided by the Private Securities Litigation Reform Act of 1995 and Section 27A of the Securities Act.

USE OF PROCEEDS

Unless otherwise specified in any prospectus supplement accompanying this prospectus, we intend to use the net proceeds from the sale of the Securities first to pay down existing short-term debt, then to make investments in small and mid-sized businesses in accordance with our investment objectives, with any remaining proceeds to be used for other general corporate purposes. Indebtedness under our Credit Facility currently accrues interest at the rate of approximately 3.5% and the revolving period ends on June 26, 2017. We anticipate that substantially all of the net proceeds of any offering of Securities will be utilized in the manner described above within three months of the completion of such offering. Pending such utilization, we intend to invest the net proceeds of any offering of Securities primarily in cash, cash equivalents, U.S. government securities, and other high-quality debt investments that mature in one year or less from the date of investment, consistent with the requirements for continued qualification as a RIC for federal income tax purposes.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

We currently intend to distribute in the form of cash dividends, a minimum of 90% of our ordinary income and net short-term capital gains, if any, on a quarterly basis to our stockholders in the form of monthly dividends. We intend to retain long-term capital gains and treat them as deemed distributions for tax purposes. We report the estimated tax characteristics of each distribution when declared while the actual tax characteristics of distributions are reported annually to each stockholder on IRS Form 1099-DIV. There is no assurance that we will achieve investment results or maintain a tax status that will permit any specified level of cash distributions or year-to-year increases in cash distributions. At the option of a holder of record of common stock, all cash distributions with respect to shares of our common stock can be reinvested automatically under our dividend reinvestment plan in additional whole and fractional shares. A stockholder whose shares of our common stock are held in the name of a broker or other nominee should contact the broker or nominee regarding participation in our dividend reinvestment plan on the stockholder’s behalf. See “Risk Factors—Risks Related to Our Business and Structure—We will be subject to corporate-level tax if we are unable to satisfy Code requirements for RIC qualification;” “Dividend Reinvestment Plan;” and “Material U.S. Federal Income Tax Considerations.”

Our common stock is traded on the NASDAQ under the symbol “GAIN.” The following table reflects, by quarter, the high and low sales prices per share of our common stock on the NASDAQ, the sales prices as a percentage of NAV and quarterly distributions declared per share for each fiscal quarter during the last two fiscal years and the current fiscal year through August 29, 2014.

	Net Asset Value Per Share(1)			Dividend Declared	Discount of High Sales Price to Net Asset Value(2)	Discount of Low Sales Price to Net Asset Value(2)
		Sales Price
		High	Low
Fiscal Year ended March 31, 2013
First Quarter	$9.10	$7.81	$6.90	$0.150	14%	24%
Second Quarter	$8.93	$8.07	$7.20	$0.150	10%	19%
Third Quarter	$8.65	$8.02	$6.59	$0.150	7%	24%
Fourth Quarter	$9.10	$7.72	$6.95	$0.150	15%	24%
Fiscal Year ending March 31, 2014
First Quarter	$8.70	$7.52	$7.02	$0.150	14%	19%
Second Quarter	$9.12	$7.57	$6.80	$0.150	17%	25%
Third Quarter	$8.49	$8.06	$6.80	$0.230	5%	20%
Fourth Quarter	$8.34	$8.50	$7.35	$0.180	(2)%	12%
Fiscal Year ending March 31, 2015
First Quarter	$8.57	$8.39	$7.23	$0.180	2%	16%
Second Quarter (through August 29, 2014)	*	$7.77	$7.29	$0.180	*	*

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.
(2)	The discounts set forth in these columns represent the high or low, as applicable, sale prices per share for the relevant quarter minus the NAV per share as of the end of such quarter, and therefore may not reflect the discount to NAV per share on the date of the high and low sales prices.
*	Not yet available, as the NAV per share as of the end of this quarter has not yet been determined.

Common shares of closed-end investment companies frequently trade at a discount to their NAV. The possibility that our shares may trade at such discount to our NAV is separate and distinct from the risk that our NAV per share may decline. We cannot predict whether our shares will trade above, at or below NAV, although during the past three years, our common stock has consistently traded, and at times significantly, below NAV.

As of May 23, 2014, there were approximately 25 record owners of our common stock.

The following are our outstanding classes of securities as of June 30, 2014.

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under(3)
Common Stock	100,000,000	—	26,475,958
Preferred Stock	1,610,000	—	1,600,000

RATIOS OF EARNINGS TO FIXED CHARGES

For the three months ended June 30, 2014 and the years ended March 31, 2014, 2013, 2012, 2011 and 2010 the ratios of three income metrics to fixed charges of the Company, computed as set forth below, were as follows:

	For the Three Months Ended June 30,	Year Ended March 31,
	2014	2014	2013	2012	2011	2010
Net investment income plus fixed charges to fixed charges	3.8x	4.2x	4.5x	10.6x	14.6x	3.9x
Net investment income plus realized gains (losses) plus fixed charges to fixed charges(A)	3.8x	5.6x	4.6x	14.1x	34.3x	(6.0x	)
Net increase (decrease) in net assets resulting from operations plus fixed charges to fixed charges(B)	7.3x	0.8x	4.6x	16.3x	14.8x	(2.1x	)

(A)	Due to a realized loss on certain investments during the year ended March 31, 2010, the ratio of net investment income plus realized losses plus fixed charges to fixed charges was less than 1:1. We would have needed to generate additional net investment income of $21.6 million to achieve a coverage ratio of 1:1 during that period.
(B)	Due to a realized loss on certain investments during the year ended March 31, 2010, the ratio of earnings to fixed charges was less than 1:1. We would have needed to generate additional earnings of approximately $7.5 million to achieve a coverage ratio of 1:1.

For purposes of computing the ratios, fixed charges include interest expense on borrowings, dividend expense on mandatorily redeemable preferred stock and amortization of deferred financing fees. You should read these ratios of earnings to fixed charges in connection with our consolidated financial statements, including the notes to those statements, included in this prospectus.

CONSOLIDATED SELECTED FINANCIAL AND OTHER DATA

The following consolidated selected financial data for the fiscal years ended March 31, 2014, 2013, 2012, 2011 and 2010, are derived from our consolidated financial statements that have been audited by PricewaterhouseCoopers, LLP, an independent registered public accounting firm. The consolidated selected financial data for the three months ended June 30, 2013 and 2014 is derived from our unaudited condensed consolidated financial statements included in this prospectus. The other data included at the bottom of the table is also unaudited. The data should be read in conjunction with our consolidated financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included elsewhere in this prospectus.

	Three Months Ended June 30,		Year Ended March 31,
	2014	2013	2014	2013	2012	2011	2010
Statement of operations data:
Total investment income	$9,837	$7,398	$36,264	$30,538	$21,242	$26,064	$20,785
Total expenses net of credits from Adviser	4,978	3,365	16,957	14,050	7,499	9,893	10,187

Net investment income	4,859	4,033	19,307	16,488	13,743	16,171	10,598

Net gain (loss) on investments	5,911	(10,552)	(20,636)	791	8,223	268	(21,669)

Net increase (decrease) in net assets resulting from operations	$10,770	$(6,519)	$(1,329)	$17,279	$21,966	$16,439	$(11,071)

Per share data(A):
Net increase (decrease) in net assets resulting from operations per common share—basic and diluted	$0.41	$(0.25)	$(0.05)	$0.71	$0.99	$0.74	$(0.50)
Net investment income before net gain (loss) on investments per common share—basic and diluted	0.18	0.18	0.73	0.68	0.62	0.73	0.48
Cash distributions declared per common share	0.18	0.15	0.71	0.60	0.61	0.48	0.48

Statement of assets and liabilities data:
Total assets	$338,426	$352,947	$330,694	$379,803	$325,297	$241,109	$297,161
Net assets	226,841	230,472	220,837	240,963	207,216	198,829	192,978
Net asset value per common share	8.57	8.70	8.34	9.10	9.38	9.00	8.74
Common shares outstanding	26,475,958	26,475,958	26,475,958	26,475,958	22,080,133	22,080,133	22,080,133
Weighted common shares outstanding—basic and diluted	26,475,958	26,475,958	26,475,958	24,189,148	22,080,133	22,080,133	22,080,133

Senior securities data(B):
Borrowings under Credit Facility at cost	$62,950	$49,000	$61,250	$31,000	$—	$—	$27,800
Short term loan	—	26,009	—	58,016	76,005	40,000	75,000
Mandatorily redeemable preferred stock	40,000	40,000	40,000	40,000	40,000	—	—
Asset coverage ratio(C)	300%	283%	298%	272%	268%	534%	281%
Asset coverage per unit(D)	$2,995	$2,829	$2,978	$2,725	$2,676	$5,344	$2,814

Other unaudited data:
Number of portfolio companies	28	24	29	21	17	17	16
Average size of portfolio company investment at cost	$13,768	$14,986	$13,225	$15,544	$15,670	$11,600	$14,223
Principal amount of new investments	2,010	34,590	132,291	87,607	91,298	43,634	4,788
Proceeds from loan repayments and investments sold	60	23.40	83,415	28,424	27,185	97,491	90,240
Weighted average yield on investments(E)	12.61%	12.53%	12.61%	12.51%	12.32%	11.36%	11.02%
Total return(F)	(8.40)	2.61	24.26	4.73	5.58	38.56	79.80

(A)	Per share data for net (decrease) increase in net assets resulting from operations is based on the weighted average common stock outstanding for both basic and diluted.
(B)	See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for more information regarding our level of indebtedness.
(C)	As a BDC, we are generally required to maintain an asset coverage ratio (as defined in Section 18(h) of the 1940 Act) of at least 200% on our senior securities representing indebtedness and our senior securities that are stock. Our Term Preferred Stock is a senior security that is stock.
(D)	Asset coverage per unit is the asset coverage ratio expressed in terms of dollar amounts per one thousand dollars of indebtedness.
(E)	Weighted average yield on investments equals interest income on investments divided by the weighted average interest-bearing debt investment balance throughout the year.
(F)	Total return equals the increase (decrease) of the ending market value over the beginning market value plus monthly distributions divided by the monthly beginning market value.

SELECTED QUARTERLY FINANCIAL DATA

The following tables set forth certain quarterly financial information for each of the eight quarters in the two years ended March 31, 2014 and the first quarter of the fiscal year ending March 31, 2015. The information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the past fiscal year or for any future quarter.

	Quarter Ended
Fiscal Year 2015	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015
Total investment income	$9,837	*	*	*
Net investment income	4,859	*	*	*
Net increase in net assets resulting from operations	10,770	*	*	*
Net increase in net assets resulting from operations per weighted average common share—basic & diluted	$0.41	*	*	*

* Not applicable

	Quarter Ended
Fiscal Year 2014	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014
Total investment income	$7,398	$11,359	$8,696	$8,811
Net investment income	4,033	6,228	4,402	4,644
Net (decrease) increase in net assets resulting from operations	(6,519)	14,939	(10,686)	937
Net (decrease) increase in net assets resulting from operations per weighted average common share—basic & diluted	$(0.25)	$0.57	$(0.40)	$0.03

	Quarter Ended
Fiscal Year 2013	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013
Total investment income	$5,905	$6,974	$7,184	$10,475
Net investment income	3,238	3,451	3,952	5,847
Net (decrease) increase in net assets resulting from operations	(3,017)	(353)	4,699	15,950
Net (decrease) increase in net assets resulting from operations per weighted average common share—basic & diluted	$(0.13)	$(0.02)	$0.18	$0.60

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

(dollar amounts in thousands, except per share data and as otherwise indicated)

The following analysis of our financial condition and results of operations should be read in conjunction with our consolidated financial statements and the notes thereto contained elsewhere herein.

OVERVIEW

General

We are an externally-managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, for United States (“U.S.”) federal income tax purposes, we have elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a BDC and a RIC, we are also subject to certain constraints, including limitations imposed by the 1940 Act and the Code.

We were incorporated under the General Corporation Law of the State of Delaware on February 18, 2005. We were established for the purpose of investing in debt and equity securities of established private businesses in the U.S. Debt investments primarily come in the form of three types of loans: senior term loans, senior subordinated loans and junior subordinated debt. Equity investments primarily take the form of preferred or common equity (or warrants or options to acquire the foregoing), often in connection with buyouts and other recapitalizations. To a much lesser extent, we also invest in senior and subordinated syndicated loans. Our investment objectives are (a) to achieve and grow current income by investing in debt securities of established businesses that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time and (b) to provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains. We expect that our investment mix over time will consist of approximately 80% in debt securities and 20% in equity securities. As of June 30, 2014, our investment mix was 73% in debt securities and 27% in equity securities, at cost.

We focus on investing in small and medium-sized private U.S. businesses that meet certain criteria, including some but not all of the following: the potential for growth in cash flow, adequate assets for loan collateral, experienced management teams with a significant ownership interest in the borrower, profitable operations based on the borrower’s cash flow, reasonable capitalization of the borrower (usually by leveraged buyout funds or venture capital funds) and the potential to realize appreciation and gain liquidity in our equity position, if any. We anticipate that liquidity in our equity position will be achieved through a merger or acquisition of the borrower, a public offering of the borrower’s stock or by exercising our right to require the borrower to repurchase our warrants, though there can be no assurance that we will always have these rights. We lend to borrowers that need funds to finance growth, restructure their balance sheets or effect a change of control. We invest by ourselves or jointly with other funds and/or management of the portfolio company, depending on the opportunity. If we are participating in an investment with one or more co-investors, our investment is likely to be smaller than if we were investing alone.

Our common stock and 7.125% Series A Cumulative Term Preferred Stock (our “Term Preferred Stock”) are traded on the NASDAQ Global Select Market (“NASDAQ”) under the symbols “GAIN” and “GAINP,” respectively.

We are externally managed by our investment advisor, Gladstone Management Corporation (our “Adviser”), an SEC registered investment adviser and an affiliate of ours, pursuant to an investment advisory and management agreement (the “Advisory Agreement”). The Adviser manages our investment activities. Our Board of Directors, which is composed of a majority of independent directors, supervises such investment activities. We have also entered into an administration agreement (the “Administration Agreement”) with Gladstone Administration, LLC (our “Administrator”), an affiliate of ours and the Adviser, whereby we pay separately for administrative services.

Business Environment

The strength of the global economy, and the U.S. economy in particular, continues to be uncertain and volatile, and we remain cautious about a long-term economic recovery. The effects of the previous recession and the disruptions in the capital markets have impacted our liquidity options and increased our cost of debt and equity capital. In addition, the recent federal government shutdown combined with the uncertainty surrounding the ability of the federal government to address its fiscal condition in both the near and long term have increased domestic and global economic instability. Many of our portfolio companies, as well as those that we evaluate for possible investments, are adversely impacted by these political and economic conditions. If these conditions persist, it may adversely affect their ability to repay our loans or engage in a liquidity event, such as a sale, recapitalization or initial public offering.

New Investment and Realized Gains/Losses from Exits

While conditions remain challenging, we are seeing an increase in the number of new investment opportunities consistent with our investing strategy of providing a combination of debt and equity in support of management and sponsor-led buyouts of small and medium-sized companies in the U.S. These opportunities along with the capital raising efforts discussed below have allowed us to invest $310.1 million in 19 new proprietary debt and equity deals since October 2010. While we were unable to make any investment in new deals in the three months ended June 30, 2014, during the fiscal year ended March 31, 2014, we invested a total of $125.6 million in nine new deals.

These new investments, as well as the majority of our debt securities in our portfolio, have a success fee component, which enhances the yield on our debt investments. Unlike paid-in-kind (“PIK”) income, we generally do not recognize success fees as income until they are received in cash. As a result, as of June 30, 2014, we had an off-balance sheet success fee receivable of $19.1 million, or $0.72 per common share. Due to their contingent nature, there are no guarantees that we will be able to collect any or all of these success fees or know the timing of such collections.

The improved investing environment in the second quarter presented us with an opportunity to realize gains and other income from our investment in Venyu Solutions, Inc. (“Venyu”) as a result of its sale in August 2013. As a result of the sale, we received net cash proceeds of $32.2 million, resulting in a realized gain of $24.8 million and dividend income of $1.4 million. In addition, we received full repayment of our debt investments of $19 million and $1.8 million in success fee income. This represents our fourth management-supported buyout liquidity event since June 2010, and in the aggregate, these four liquidity events have generated $54.5 million in realized gains and $13.1 million in other income, for a total increase to our net assets of $67.6 million. We believe each of these transactions was an equity-oriented investment success and support our investment strategy of striving to achieve returns through current income on the debt portion of our investments and capital gains from the equity portion. These successes, in part, enabled us to increase the monthly distribution 50% since March 2011, allowed us to declare a $0.03 per common share one-time special distribution in fiscal year 2012, and to declare a $0.05 per common share one-time special distribution in November 2013.

With the four liquidity events that have generated $54.5 million in realized gains since June 2010, we have primarily overcome our cumulative realized losses since inception that were primarily incurred during the recession and in connection with the sale of performing loans at a realized loss to pay off a former lender. We took the opportunity during the fiscal year ended March 31, 2014, to strategically sell our investments in two of our portfolio companies, ASH Holding Corp. (“ASH”) and Packerland Whey Products, Inc. (“Packerland”) to existing members of their management teams and other existing owners, respectively, which resulted in realized losses of $11.4 million and $1.8 million, respectively, as well as the write off of our equity investments in Noble Logistics, Inc. (“Noble”), which resulted in a realized loss of $3.4 million. These sales and write off, while at a realized loss, were accretive to our net asset value in aggregate by $5.7 million, reduced our distribution requirements related to our realized gains and reduced our non-accruals outstanding.

Capital Raising Efforts

Despite the challenges that have existed in the economy for the past several years, we have been able to meet our capital needs through enhancements to our revolving line of credit (our “Credit Facility”) and by accessing the capital markets in the form of public offerings of preferred and common stock. For example, in March 2012, we issued 1.6 million shares of our Term Preferred Stock for gross proceeds of $40 million, and, in October 2012, we issued 4.4 million shares of common stock for gross proceeds of $33 million. Regarding our Credit Facility over the last two years, we have successfully extended the revolving period multiple times, most recently to June 2017, increased the commitment from $60 million to $105 million, and reduced the interest rate margin from 3.75% to 3.25%..

Although we were able to access the capital markets during 2012, we believe market conditions continue to affect the trading price of our common stock and thus our ability to finance new investments through the issuance of equity. On August 29, 2014, the closing market price of our common stock was $7.68, which represented a 10.4% discount to our June 30, 2014 net asset value (“NAV”) per share of $8.57. When our stock trades below NAV, our ability to issue equity is constrained by provisions of the 1940 Act, which generally prohibits the issuance and sale of our common stock at an issuance price below the then current NAV per share without stockholder approval, other than through sales to our then-existing stockholders pursuant to a rights offering.

At our 2014 Annual Meeting of Stockholders held on August 7, 2014, our stockholders approved a proposal authorizing us to issue and sell shares of our common stock at a price below our then current NAV per share, subject to certain limitations, including that the number of shares issued and sold pursuant to such authority does not exceed 25% of our then outstanding common stock immediately prior to each such sale, provided that our Board of Directors makes certain determinations prior to any such sale. This August 2014 stockholder authorization is in effect for one year from the date of stockholder approval. Prior to the August 2014 stockholder authorization, we sought and obtained stockholder approval concerning a similar proposal at the Annual Meeting of Stockholders held in August 2013 and 2012, and with our Board of Directors’ approval, we issued shares of our common stock in October and November 2012 at a price per share below the then current NAV per share. The resulting proceeds, in part, have allowed us to grow the portfolio by making new investments, generate additional income through these new investments, provide us additional equity capital to help ensure continued compliance with regulatory tests and increase our debt capital while still complying with our applicable debt-to-equity ratios.

Regulatory Compliance

Our ability to seek external debt financing, to the extent that it is available under current market conditions, is further subject to the asset coverage limitations of the 1940 Act, which require us to have an asset coverage ratio (as defined in Section 18(h) of the 1940 Act), of at least 200% on our senior securities representing indebtedness and our senior securities that are stock, which we refer to collectively as “Senior Securities.” As of June 30 and March 31, 2014, our asset coverage ratio was 300% and 298%, respectively. Our status as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), in addition to other requirements, also requires us, at the close of each quarter of the taxable year, to meet an asset diversification test, which requires that at least 50% of the value of our assets consists of cash, cash items, U.S. government securities or certain other qualified securities (the (50% threshold”). In the past, we have obtained this ratio by entering into a short-term loan at quarter end to purchase qualifying assets, though a short term loan was not necessary at the end of the quarter ended March 31, 2014. Until the composition of our assets is above the required 50% threshold on a consistent basis by a significant margin, we may have to continue to obtain short-term loans on a quarterly basis. When deployed, this strategy, while allowing us to satisfy the 50% threshold for our RIC status, limits our ability to use increased debt capital to make new investments, due to our asset coverage ratio limitations under the 1940 Act.

Investment Highlights

During the three months ended June 30, 2014, we extended $2.0 million of investments to existing portfolio companies through revolver draws or additions to term notes. From our initial public offering in June 2005 through June 30, 2014, we have made 217 investments in 107 companies for a total of approximately $927.6 million, before giving effect to principal repayments on investments and divestitures.

During the fiscal year ended March 31, 2014, we disbursed $125.6 million in new debt and equity investments and extended $6.6 million of investments to existing portfolio companies. From our initial public offering in June 2005 through March 31, 2014, we have made 217 investments in 107 companies for a total of $925.6 million, before giving effect to principal repayments on investments and divestitures.

Investment Activity

During the three months ended June 30, 2014, the following significant transaction occurred:

•	In May 2014, NDLI Acquisition Inc. completed the purchase of certain of Noble Logistics, Inc.’s assets out of bankruptcy. The resulting entity was listed as one portfolio company under NDLI Inc. on our Condensed Consolidated Schedules of Investments as of June 30, 2014.

Investment Activity

During the fiscal year ended March 31, 2014, the following significant transactions occurred:

•	In April 2013, we invested $17.7 million in Jackrabbit, Inc. (“Jackrabbit”) through a combination of debt and equity. Jackrabbit, headquartered in Ripon, California, is a manufacturer of nut harvesting equipment.

•	In May 2013, we invested $8.8 million in Funko, LLC (“Funko”) through a combination of debt and equity. Funko, headquartered in Lynnwood, Washington, is a designer, importer and marketer of pop-culture collectibles. This was our first co-investment with one of our affiliated funds, Gladstone Capital Corporation (“Gladstone Capital”), pursuant to an exemptive order granted by the SEC in July 2012.

•	In June 2013, we invested $9 million in Star Seed, Inc. (“Star Seed”) through a combination of debt and equity. Based in Osborne, Kansas, Star Seed provides its customers with a variety of specialty seeds and related products.

•	In August 2013, we invested $20 million in Schylling, Inc. (“Schylling”) through a combination of debt and equity. Schylling, headquartered in Rowley, Massachusetts, is a premier provider of high quality specialty toys.

•	In August 2013, Venyu was sold. As a result of the sale, we received net cash proceeds of $32.2 million, resulting in a realized gain of $24.8 million and dividend income of $1.4 million. In addition, we received full repayment of our debt investment of $19 million in principal repayment and $1.9 million in fee income.

•	In October 2013, we invested $16.3 million in Alloy Die Casting Co. (“ADC”) through a combination of debt and equity. ADC, headquartered in Buena Park, California, is a manufacturer of high quality, finished aluminum and zinc castings for aerospace, defense, aftermarket automotive and industrial applications. Gladstone Capital also participated as a co-investor by providing $7 million of debt and equity financing at the same price and terms as our investment.

•	In October 2013, we received full repayment of our debt investments in Channel Technologies Group, LLC (“Channel”) in the aggregate amount of $16.2 million. We also received prepayment and success fee income in the amount of $0.8 million. Simultaneously, we invested $1.3 million in additional preferred and common equity securities in Channel.

•	In October 2013, ASH, which was on non-accrual, was sold to certain members of its existing management team. As a result of the sale, we received $12 in net cash proceeds, recognized a realized loss of $11.4 million and have retained a $5 million accruing revolving credit facility in ASH.

•	In November 2013, Packerland was sold to other existing owners at Packerland. As a result of the sale, we received $0.7 million in net cash proceeds and recognized a realized loss of $1.8 million.

•	In December 2013, we received full repayment of our remaining debt investments in Cavert II Holding Corp. (“Cavert”) in the aggregate amount of $6.1 million. We also received prepayment and success fee income in the amount of $0.2 million. As of December 31, 2013, we have an equity investment of preferred stock in Cavert with a cost basis of $1.8 million and fair value of $3 million.

•	In December 2013, Quench Holdings Corp. (“Quench”) was recapitalized, resulting in all preferred stock holders, including our preferred stock investment of $3 million, being converted into common stock.

•	In December 2013, we invested $12.9 million in Behrens Manufacturing, LLC (“Behrens”) through a combination of debt and equity. Behrens, headquartered in Winona, Minnesota, is a manufacturer and marketer of high quality, classic looking, utility products and containers. Gladstone Capital also participated as a co-investor by providing $5.5 million of debt and equity financing at the same price and terms as our investment.

•	In December 2013, we invested $13 million in Meridian Rack & Pinion, Inc. (“Meridian”) through a combination of debt and equity. Meridian, headquartered in San Diego, California, is a provider of aftermarket and OEM replacement automotive parts, which it sells through both wholesale channels and online at www.BuyAutoParts.com. Gladstone Capital also participated as a co-investor by providing $5.6 million of debt and equity financing at the same price and terms as our investment.

•	In February 2014, we invested $13.1 million in Head Country Inc. (“Head Country”) through a combination of debt and equity. Head Country, headquartered in Ponca City, OK, is a manufacturer of a leading BBQ sauce brand with three BBQ flavors currently as well as seasonings and marinades.

•	In February 2014, we invested $15.7 million in Edge Adhesives Holdings, Inc. (“Edge”) through a combination of debt and equity. Edge, headquartered in Fort Worth, TX, is a developer and manufacturer of innovative adhesives, sealants, tapes and related solutions used in building products, transportation and electrical, among other markets. Gladstone Capital also participated as a co-investor by providing $11.1 million of debt and equity financing at the same price and terms as our investment.

•	In February 2014, we invested $2.6 million in NDLI Acquisition Inc. (“NDLI”) through equity to facilitate its purchase of certain of Noble’s assets out of bankruptcy. In connection with this transaction, we wrote off our equity investments in Noble and recorded a realized loss of $3.4 million.

Recent Developments

Credit Facility Extension

On June 26, 2014, we, through our wholly-owned subsidiary, Business Investment, entered into Amendment No. 1 to the Fifth Amended and Restated Credit Agreement originally entered into on April 30, 2013, with Key Equipment Finance Inc., as administrative agent, lead arranger and a lender (the “Administrative Agent”), Branch Banking and Trust Company (“BB&T”) as a lender and managing agent, and the Adviser, as servicer, to extend the revolving period and reduce the interest rate of the line of credit. The revolving period was extended 14 months to June 26, 2017, and if not renewed or extended by June 26, 2017, all principal and interest will be due and payable on or before June 26, 2019 (two years after the revolving period end date). In addition, we have retained the two one-year extension options, to be agreed upon by all parties, which may be exercised on or before June 26, 2015 and 2016, respectively, and upon exercise, the options would extend the revolving period to June 26, 2018 and 2019 and the maturity date to June 26, 2020 and 2021, respectively. Subject to certain terms and conditions, the Credit Facility can be expanded by up to $145 million, to a total facility amount of $250 million, through additional commitments of existing or new committed lenders. Advances under the Credit Facility generally bear interest at 30-day LIBOR, plus 3.25% per annum, down from 3.75% prior to the amendment, and the Credit Facility includes an unused fee of 0.50% on undrawn amounts. Once the revolving period ends, the interest rate margin increases to 3.75% for the period from June 26, 2017 to June 26, 2018, and further increases to 4.25% through maturity. We incurred fees of $0.4 million in connection with this amendment.

Short-Term Loan

As of each of the quarters ended March 31, 2014 and June 30, 2014, our asset composition satisfied the 50% threshold. However, for each quarter end prior to March 31, 2014, starting in the quarter ended June 30, 2009 (the “measurement dates”), we satisfied the 50% threshold to maintain our status as a RIC, in part, through the purchase of short-term qualified securities, which were funded primarily through a short-term loan agreement. Subsequent to each of the measurement dates, the short-term qualified securities matured, and we repaid the short-term loan, at which time we again fell below the 50% threshold. For example, for the December 31, 2013 measurement date, we purchased $10 million of short-term United States Treasury Bills (“T-Bills”) through Jefferies & Company, Inc. (“Jefferies”) on December 27, 2013. The T-Bills were purchased on margin using $1.5 million in cash and the proceeds from an $8.5 million short-term loan from Jefferies with an effective annual interest rate of 1.35%. On January 2, 2014, when the T-Bills matured, we repaid the $8.5 million loan from Jefferies and received the $1.5 million margin payment sent to Jefferies to complete the transaction.

RESULTS OF OPERATIONS

Comparison of the Three Months Ended June 30, 2014, to the Three Months Ended June 30, 2013

	For the Three Months Ended June 30,
	2014	2013	$ Change	% Change
INVESTMENT INCOME
Interest income	$8,404	$7,182	$1,222	17.0%
Other income	1,433	216	1,217	563.4

Total investment income	9,837	7,398	2,439	33.0

EXPENSES
Base management fee	1,666	1,549	117	7.6
Incentive fee	1,215	165	1,050	636.4
Administration fee	235	243	(8)	(3.3)
Interest and dividend expense	1,451	1,190	261	21.9
Amortization of deferred financing costs	254	244	10	4.1
Other	539	485	54	11.1

Expenses before credits from Adviser	5,360	3,876	1,484	38.3
Credits to fees	(382)	(511)	129	(25.2)

Total expenses net of credits to fees	4,978	3,365	1,613	47.9

NET INVESTMENT INCOME	4,859	4,033	826	20.5

UNREALIZED GAIN (LOSS):
Net unrealized appreciation (depreciation) of investments	5,460	(11,406)	16,866	NM
Net unrealized depreciation of other	451	854	(403)	(47.2)

Net realized and unrealized gain (loss) on investments and other	5,911	(10,552)	16,463	NM

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$10,770	$(6,519)	$17,289	NM

BASIC AND DILUTED PER COMMON SHARE:
Net investment income	$0.18	$0.15	$0.03	20.0%

Net increase (decrease) in net assets resulting from operations	$0.41	$(0.25)	$0.66	NM

NM = Not Meaningful

Investment Income

Total investment income increased by 33.0% for the three months ended June 30, 2014, as compared to the prior year period. This increase was due to an overall increase in interest income as a result of an increase in the size of our loan portfolio and a $1.3 million dividend from Mathey Investments, Inc. (“Mathey”) during the quarter ended June 30, 2014.

Interest income from our investments in debt securities increased 17.0% for the three months ended June 30, 2014, as compared to the prior year period. The level of interest income from investments is directly related to the principal balance of our interest-bearing investment portfolio outstanding during the period multiplied by the weighted average yield. The weighted average principal balance of our interest-bearing investment portfolio during the three months ended June 30, 2014, was approximately $267.5 million, compared to approximately

$229.9 million for the prior year period. This increase was primarily due to approximately $91.0 million in new investments originated after June 30, 2013, including Schylling Investments, LLC (“Schylling), Alloy Die Casting Corp. (“ADC”), Behrens Manufacturing, LLC (“Behrens”), Meridian Rack & Pinion, Inc. (“Meridian”), Head Country Inc. (“Head Country”), and Edge Adhesives Holdings, Inc. (“Edge”). At June 30, 2014, loans of one portfolio company, Tread Corp. (Tread”), were on non-accrual, with an aggregate weighted average principal balance of $12.0 million. At June 30, 2013, loans to two portfolio companies, ASH Holdings Corp. (“ASH”) and Tread, were on non-accrual, with an aggregate weighted average principal balance of $25.5 million during the three months ended June 30, 2013. The weighted average yield on our interest-bearing investments for the three months ended June 30, 2014 and 2013, excluding cash and cash equivalents and receipts recorded as other income, was 12.6% and 12.5%, respectively. The weighted average yield varies from period to period, based on the current stated interest rate on interest-bearing investments.

The following table lists the investment income for our five largest portfolio company investments based on fair value during the respective periods:

	As of June 30, 2014		Three months ended June 30, 2014
Portfolio Company	Fair Value	% of Portfolio	Investment Income	% of Total Investment Income
Acme Cryogenics, Inc.	$27,322	8.5%	$422	4.3%
SOG Specialty Knives and Tools, LLC	25,386	7.9	696	7.1
Galaxy Tool Holding Corp.	22,186	6.9	530	5.4
Edge Adhesives Holdings, Inc.	17,095	5.3	407	4.1
Jackrabbit, Inc.	16,962	5.3	375	3.8

Subtotal—five largest investments	108,951	33.9	2,430	24.7
Other portfolio companies	212,881	66.1	7,407	75.3

Total investment portfolio	$321,832	100.0%	$9,837	100.0%

	As of June 30, 2013		Three months ended June 30, 2013
Portfolio Company	Fair Value	% of Portfolio	Investment Income	% of Total Investment Income
Venyu Solutions, Inc.	$42,375	13.8%	$624	8.4%
Acme Cryogenics, Inc.	26,906	8.7	422	5.7
SOG Specialty Knives and Tools, LLC	26,899	8.7	662	9.0
Galaxy Tool Holding Corp.	24,135	7.8	530	7.2
Ginsey Home Solutions, Inc.	18,131	5.9	445	6.0

Subtotal—five largest investments	138,446	44.9	2,683	36.3
Other portfolio companies	169,881	55.1	4,715	63.7

Total investment portfolio	$308,327	100.0%	$7,398	100.0%

Other income increased 563.4% from the prior year period. During the three months ended June 30, 2014, other income primarily consisted of $1.3 million of dividend income received from Mathey. During the three months ended June 30, 2013, other income primarily consisted of $0.2 million of success fee income resulting from prepayments received from Mathey.

Expenses

Total expenses, excluding any voluntary and irrevocable credits to the base management and incentive fees, increased 38.3% for the three months ended June 30, 2014, as compared to the prior year period, primarily due to an increase in the base management fee, incentive fee, and interest expense, as compared to the prior year period.

The base management fee increased for the three months ended June 30, 2014, as compared to the prior year period, as a result of the increased size of our portfolio over the respective periods. Additionally, an incentive fee of $1.2 million was earned by the Adviser during the three months ended June 30, 2014, compared to an incentive fee of $0.2 million for the prior year period. The base management and incentive fees are computed quarterly, as described under “Investment Advisory and Management Agreement” in Note 4 of the notes to our accompanying Condensed Consolidated Financial Statements and are summarized in the following table:

	Three Months Ended June 30,
	2014	2013
Average gross assets subject to base management fee(A)	$333,200	$309,800
Multiplied by prorated annual base management fee of 2%	0.5%	0.5%

Base management fee(B)	1,666	1,549
Credit for fees received by Adviser from the portfolio companies(B)	(382)	(511)

Net base management fee	$1,284	$1,038

Incentive fee(B)	$1,215	$165

(A)	Average gross assets subject to the base management fee is defined as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the applicable quarters within the respective periods and adjusted appropriately for any share issuances or repurchases during the periods.
(B)	Reflected as a line item on our accompanying Condensed Consolidated Statement of Operations.

Interest and dividend expense increased 21.9% for the three months ended June 30, 2014, as compared to the prior year period, primarily due to increased average borrowings under the Credit Facility. The average balance outstanding on our Credit Facility during the three months ended June 30, 2014, was $60.4 million, as compared to $32.7 million in the prior year period.

Realized and Unrealized Gain (Loss) on Investments

Realized Gain

During the three months ended June 30, 2014 and 2013, there were no realized gains or losses.

Unrealized Depreciation

During the three months ended June 30, 2014, we recorded net unrealized appreciation on investments in the aggregate amount of $5.5 million. The unrealized appreciation (depreciation) across our investments for the three months ended June 30, 2014, were as follows:

	Three months ended June 30, 2014
Portfolio Company	Realized (Loss) Gain	Unrealized Appreciation (Depreciation)	Reversal of Unrealized Depreciation (Appreciation)	Net Gain (Loss)
NDLI Acquisition Inc.	$—	$5,762	$—	$5,762
Jackrabbit, Inc.	—	3,999	—	3,999
Galaxy Tool Holding Corp.	—	3,673	—	3,673
Acme Cryogenics, Inc.	—	1,546	—	1,546
Edge Adhesives Holdings, Inc.	—	766	—	766
Drew Foam Companies, Inc.	—	756	—	756
Mathey Investments, Inc.	—	681	—	681

	Three months ended June 30, 2014
Portfolio Company	Realized (Loss) Gain	Unrealized Appreciation (Depreciation)	Reversal of Unrealized Depreciation (Appreciation)	Net Gain (Loss)
Behrens Manufacturing, LLC	—	478	—	478
Quench Holdings Corp.	—	(303)	—	(303)
SBS, Industries, LLC	—	(480)	—	(480)
Frontier Packaging, Inc.	—	(706)	—	(706)
Tread Corp.	—	(750)	—	(750)
Channel Technologies Group, LLC	—	(769)	—	(769)
Alloy Die Casting Corp.	—	(1,072)	—	(1,072)
Danco Acquisition Corp.	—	(1,144)	—	(1,144)
SOG Specialy K&T, LLC	—	(1,252)	—	(1,252)
Mitchell Rubber Products, Inc.	—	(1,832)	—	(1,832)
Head Country Inc.	—	(1,844)	—	(1,844)
Ginsey Holdings, Inc.	—	(2,253)	—	(2,253)
Other, net (<$250 Net)	—	204	—	204

Total	$—	$5,460	$—	$5,460

The primary changes in our net unrealized appreciation of $5.5 million for the three months ended June 30, 2014, were due to increased debt and equity valuations in several of our portfolio companies, primarily due to increases in certain comparable multiples used to estimate the fair value of our investments and an increase in portfolio company performance.

During the three months ended June 30, 2013, we recorded net unrealized depreciation on investments in the aggregate amount of $11.4 million. The unrealized appreciation (depreciation) across our investments for the three months ended June 30, 2013, were as follows:

	Three months ended June 30, 2013
Portfolio Company	Realized Gain (Loss)	Unrealized Appreciation (Depreciation)	Reversal of Unrealized (Appreciation) Depreciation	Net Gain (Loss)
Galaxy Tool Holding Corp.	$—	$3,259	$—	$3,259
Quench Holdings Corp.	—	1,608	—	1,608
Frontier Packaging, Inc.	—	1,095	—	1,095
Acme Cryogenics, Inc.	—	(434)	—	(434)
Noble Logistics, Inc.	—	(460)	—	(460)
SBS, Industries, LLC	—	(518)	—	(518)
Tread Corp.	—	(800)	—	(800)
Mitchell Rubber Products, Inc.	—	(924)	—	(924)
Drew Foam Companies, Inc.	—	(1,168)	—	(1,168)
Precision Southeast, Inc.	—	(1,214)	—	(1,214)
Venyu Solutions, Inc.	—	(1,596)	—	(1,596)
SOG Specialty K&T, LLC	—	(2,923)	—	(2,923)
B-Dry, LLC	—	(3,010)	—	(3,010)
Ginsey Home Solutions, Inc.	—	(3,702)	—	(3,702)
Other, net (<$250 Net)	—	(621)	2	(619)

Total	$—	$(11,408)	$2	$(11,406)

The primary changes in our net unrealized depreciation for the three months ended June 30, 2013, were due to decreased equity valuations in several of our portfolio companies, primarily due to decreased portfolio company performance and decreases in certain comparable multiples used to estimate the fair value of our investments.

Over our entire investment portfolio, we recorded approximately $5.5 million of net unrealized appreciation on our debt positions and $35 of net unrealized depreciation on our equity holdings for the three months ended June 30, 2014. At June 30, 2014, the fair value of our investment portfolio was less than our cost basis by approximately $63.6 million, as compared to $69.1 million at March 31, 2014, representing net unrealized appreciation of $5.5 million for the three months ended June 30, 2014. We believe that our aggregate investment portfolio is valued at a depreciated value due to the lingering effects of the recent recession on the performance of certain of our portfolio companies. Our entire portfolio was fair valued at 83.5% of cost as of June 30, 2014. The unrealized depreciation of our investments does not have an impact on our current ability to pay distributions to stockholders; however, it may be an indication of future realized losses, which could ultimately reduce our income available for distribution.

Unrealized Appreciation on Other

The net unrealized depreciation on our Credit Facility for the three months ended June 30, 2014 and 2013, was $0.5 million and $0.8 million, respectively. The Credit Facility was fair valued at $62.9 million and $61.7 million as of June 30 and March 31, 2014, respectively.

Comparison of the Fiscal Year Ended March 31, 2014, to the Fiscal Year Ended March 31, 2013

	For the Fiscal Years Ended March 31,
	2014	2013	$ Change	% Change
INVESTMENT INCOME
Interest income	$30,460	$24,798	$5,662	22.8%
Other income	5,804	5,740	64	1.1

Total investment income	36,264	30,538	5,726	18.8

EXPENSES
Base management fee	6,207	5,412	795	14.7
Incentive fee	3,983	2,585	1,398	54.1
Administration fee	863	785	78	9.9
Interest and dividend expense	4,925	3,977	948	23.8
Amortization of deferred financing costs	1,024	791	233	29.5
Other	2,264	1,828	436	23.9

Total expenses before credits from Adviser	19,266	15,378	3,888	25.3
Credits to fees	(2,309)	(1,328)	(981)	73.9

Total expenses net of credits to fees	16,957	14,050	2,907	20.7

NET INVESTMENT INCOME	19,307	16,488	2,819	17.1

REALIZED AND UNREALIZED (LOSS) GAIN ON:
Net realized gain on investments	8,241	843	7,398	877.6
Net realized loss on other	(29)	(41)	12	(29.3)
Net unrealized (depreciation) appreciation of investments	(29,206)	804	(30,010)	NM
Net unrealized appreciation (depreciation) of other	358	(815)	1,173	NM

Net realized and unrealized (loss) gain on investments and other	(20,636)	791	(21,427)	NM

NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,329)	$17,279	$(18,608)	NM

BASIC AND DILUTED PER COMMON SHARE:
Net investment income	$0.73	$0.68	$0.05	7.4%

Net (decrease) increase in net assets resulting from operations	(0.05)	0.71	(0.76)	NM

NM = Not Meaningful

Investment Income

Total investment income increased by 18.8% for the year ended March 31, 2014, as compared to the prior year. This increase was primarily due an overall increase in interest income in the year ended March 31, 2014, as a result of an increase in the size of our loan portfolio and holding higher-yielding debt investments.

Interest income from our investments in debt securities increased 22.8% for the year ended March 31, 2014, as compared to the prior year. The level of interest income from investments is directly related to the principal balance of our interest-bearing investment portfolio outstanding during the period multiplied by the weighted average yield. The weighted average principal balance of our interest-bearing investment portfolio during the year ended March 31, 2014, was $241.5 million, compared to $198.1 million for the prior year. This increase was primarily due to $125.6 million in new investments originated after March 31, 2013, including Jackrabbit, Funko, Star Seed, Schylling, ADC, Behrens, Meridian, Head Country and Edge, partially offset by the exit of Venyu and the repayment of debt investments of Cavert and Channel. As of March 31, 2014, our loans to Tread Corp. (“Tread”) were on non-accrual. ASH, which was on non-accrual as of September 30, 2013, was sold to certain members of its existing management team in October 2013. As a result of the sale, we retained a $5 million accruing revolving credit facility in ASH, which is no longer on non-accrual. The non-accrual aggregate weighted average principal balance was $19.9 million during the year ended March 31, 2014. As of March 31, 2013, loans to two portfolio companies, ASH and Tread, were on non-accrual, with an aggregate weighted average $20.5 million during the year ended March 31, 2013. Tread was put on non-accrual and Country Club Enterprises, LLC (“CCE”) was taken off non-accrual during the three months ended December 31, 2012. The weighted average yield on our interest-bearing investments, excluding cash and cash equivalents and excluding receipts recorded as other income, for the year ended March 31, 2014, was 12.6%, compared to 12.5% for the prior year.

The following table lists the investment income for our five largest portfolio company investments at fair value during the respective fiscal years:

	As of March 31, 2014		Year Ended March 31, 2014
Company	Fair Value	% of Portfolio	Investment Income	% of Total Investment Income
SOG Specialty Knives and Tools, LLC	$26,639	8.5%	$3,157	8.7%
Acme Cryogenics, Inc.	25,776	8.2	1,691	4.7
Galaxy Tool Holding, Inc.	18,512	5.9	2,124	5.9
Ginsey Home Solutions, Inc.	16,132	5.1	1,786	4.9
Edge Adhesives Holdings, Inc.(A)	15,969	5.1	142	0.4

Subtotal—five largest investments	103,028	32.8	8,900	24.6
Other portfolio companies	211,365	67.2	27,364	75.4

Total investment portfolio	$314,393	100.0%	$36,264	100.0%

	As of March 31, 2013		Year Ended March 31, 2013
Company	Fair Value	% of Portfolio	Investment Income	% of Total Investment Income
Venyu Solutions, Inc.	$43,970	15.4%	$2,502	8.2%
SOG Specialty Knives and Tools, LLC	29,822	10.4	2,657	8.7
Acme Cryogenics, Inc.	27,340	9.5	2,368	7.8
Ginsey Home Solutions, Inc.(A)	21,833	7.6	1,331	4.4
Galaxy Tool Holding, Inc.(B)	20,876	7.3	4,711	15.4

Subtotal—five largest investments	143,841	50.2	13,569	44.5
Other portfolio companies	142,641	49.8	16,969	55.5

Total investment portfolio	$286,482	100.0%	$30,538	100.0%

(A)	New investment during the applicable year.
(B)	Investment income includes $4.1 million non-cash dividend recognized from recapitalization.

Other income remained relatively unchanged from the prior year. During the fiscal year ended March 31, 2014, other income primarily consisted of $3.3 million in success fee and dividend income received in connection with the exit of Venyu, $0.8 million and $0.2 million in success and prepayment fees resulting from payoffs from Channel and Cavert, respectively, and SOG Specialty K&T, LLC’s (“SOG’s”) and Frontier Packaging, Inc.’s (“Frontier’s”) elections to prepay success fees of $0.5 million and $0.2 million, respectively. During the fiscal year ended March 31, 2013, other income primarily consisted of $4.1 million of dividend income from the Galaxy Tool Holding Corp. (“Galaxy”) recapitalization, $0.7 million in cash dividends received on preferred shares of Acme Cryogenics, Inc. (“Acme”), and Mathey Investments, Inc.’s (“Mathey’s”) and Cavert’s elections to each prepay $0.4 million of success fees.

Expenses

Total expenses, excluding any voluntary and irrevocable credits to the base management and incentive fees, increased 25.3% for the fiscal year ended March 31, 2014, as compared to the prior year period, primarily due to an increase in the base management fee, incentive fee and interest expense as compared to the prior year period.

The base management fee increased for the fiscal year ended March 31, 2014, as compared to the prior year period, as a result of the increased size of our portfolio over the respective periods. Additionally, a net incentive fee of $3.9 million was earned by the Adviser during the fiscal year ended March 31, 2014, compared to $2.4 million for the prior year. The base management and incentive fees are computed quarterly, as described under “Investment Advisory and Management Agreement” in Note 4 of the notes to our accompanying Consolidated Financial Statements and are summarized in the following table:

	Year Ended March 31,
	2014	2013
Average total assets subject to base management fee(A)	$310,350	$270,600
Multiplied by prorated annual base management fee of 2%	2.0%	2.0%

Base management fee(B)	6,207	5,412
Credit for fees received by Adviser from the portfolio companies	(2,309)	(1,107)

Net base management fee	$3,898	$4,305

Incentive fee(B)	3,983	2,585
Credit from waiver issued by Adviser’s board of directors	—	(221)

Net Incentive fee	$3,983	$2,364

Total credits to fees:
Credit for fees received by Adviser from the portfolio companies	(2,309)	(1,107)
Credit from waiver issued by Adviser’s board of directors	—	(221)

Credit to fees(B)	$(2,309)	$(1,328)

(A)	Average total assets subject to the base management fee is defined as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the applicable quarters within the respective periods and adjusted appropriately for any share issuances or repurchases during the periods.
(B)	Reflected as a line item on our accompanying Consolidated Statement of Operations.

Interest and dividend expense increased 23.8% for the fiscal year ended March 31, 2014, as compared to the prior year, primarily due to increased commitment (unused) fees related to the expansion of our Credit Facility from

$60 million to $105 million and increased average borrowings under the Credit Facility. The average balance outstanding on our Credit Facility during the fiscal year ended March 31, 2014, was $34.6 million, as compared to $15.5 million in the prior year.

Realized and Unrealized Gain on Investments

Realized Gain

During the fiscal year ended March 31, 2014, we recorded a net realized gain of $8.2 million consisting of a $24.8 million gain on the Venyu sale, partially offset by the realized losses of $11.4 million and $1.8 million related to the equity sales of ASH and Packerland, respectively, and realized losses of $3.4 million related to the restructuring of Noble. During the year ended March 31, 2013, we recorded a realized gain of $0.8 million relating to post-closing adjustments on the previous investment exit of A. Stucki Holding Corp. (“A. Stucki”).

Unrealized Appreciation and Depreciation

During the year ended March 31, 2014, we recorded net unrealized depreciation on investments in the aggregate amount of $29.2 million, which included the reversal of $0.8 million in aggregate unrealized appreciation, primarily related to the sale of Venyu, partially offset by the sale of ASH and Packerland, and the restructure of Noble. Excluding reversals, we had $28.4 million in net unrealized depreciation for the year ended March 31, 2014.

The realized gains (losses) and unrealized appreciation (depreciation) across our investments for the year ended March 31, 2014, were as follows:

	Year Ended March 31, 2014
Portfolio Company	Realized Gain (Loss)	Unrealized Appreciation (Depreciation)	Reversal of Unrealized (Appreciation) Depreciation	Net Gain (Loss)
Venyu Solutions, Inc.(A)	$24,798	$(1,596)	$(17,374)	$5,828
Auto Safety House, LLC(B)	(11,402)	4,925	11,410	4,933
Quench Holdings Corp.	—	3,377	—	3,377
Frontier Packaging, Inc.	—	1,712	—	1,712
Channel Technologies Group, LLC	—	2,187	(583)	1,604
B-Dry, LLC	—	1,555	—	1,555
Funko, LLC	—	1,113	—	1,113
Packerland Whey Products, Inc.(C)	(1,764)	(369)	2,500	367
Tread Corp.	—	(735)	—	(735)
Mathey Investments, Inc.	—	(922)	—	(922)
Danco Acquisition Corp.	—	(1,229)	—	(1,229)
Star Seed, Inc.	—	(1,406)	—	(1,406)
Acme Cryogenics, Inc.	—	(1,564)	—	(1,564)
Jackrabbit, Inc.	—	(1,687)	—	(1,687)
Mitchell Rubber Products, Inc.	—	(2,016)	—	(2,016)
Alloy Die Casting Corp.	—	(2,111)	—	(2,111)
Galaxy Tool Holding Corp.	—	(2,364)	—	(2,364)
Drew Foam Company, Inc.	—	(2,837)	—	(2,837)
Noble Logistics, Inc.(D)	(3,432)	(2,989)	3,432	(2,989)
SOG Specialty K&T, LLC	—	(3,183)	—	(3,183)
Precision Southeast, Inc.	—	(3,227)	—	(3,227)
Schylling Investments, LLC	—	(3,853)	—	(3,853)
Ginsey Home Solutions, Inc.	—	(5,702)	—	(5,702)
SBS, Industries, LLC	—	(5,823)	—	(5,823)
Other, net (<$250 Net)	41	328	(175)	194

Total	$8,241	$(28,416)	$(790)	$(20,965)

(A)	Venyu was sold in August 2013.
(B)	ASH equity investment was sold in October 2013.
(C)	Packerland equity investment was sold in November 2013.
(D)	Noble was restructured in February 2014.

The primary changes in our net unrealized depreciation for the year ended March 31, 2014, were due to decreased equity valuations in several of our portfolio companies, primarily due to decreased portfolio company performance and decreases in certain comparable multiples used to estimate the fair value of our investments.

During the year ended March 31, 2013, we recorded net unrealized depreciation on investments in the aggregate amount of $0.8 million. The realized gains (losses) and unrealized appreciation (depreciation) across our investments for the year ended March 31, 2013, were as follows:

	Year Ended March 31, 2013
Portfolio Company	Realized Gain (Loss)	Unrealized Appreciation (Depreciation)	Reversal of Unrealized (Appreciation) Depreciation	Net Gain (Loss)
Venyu Solutions, Inc.	$—	$20,640	$—	$20,640
Galaxy Tool Holdings, Inc.	—	12,057		12,057
Country Club Enterprises, LLC	—	7,467	—	7,467
Mathey Investments, Inc.	—	1,653	—	1,653
Precision Southeast, Inc.	—	1,594	—	1,594
SBS, Industries, LLC	—	1,238	—	1,238
A. Stucki Holding Corp.	861	—	—	861
Drew Foam Company, Inc.	—	750	—	750
SOG Specialty K&T, LLC	—	(273)	—	(273)
Ginsey Home Solutions, Inc.	—	(618)	—	(618)
Frontier Packaging, Inc.	—	(872)	—	(872)
Quench Holdings Corp.	—	(944)	—	(944)
Acme Cryogenics, Inc.	—	(962)	—	(962)
Channel Technologies Group, LLC	—	(1,288)	—	(1,288)
ASH Holdings Corp.	—	(1,458)	—	(1,458)
Mitchell Rubber Products, Inc.	—	(1,762)	—	(1,762)
Packerland Whey Products, Inc.	—	(2,131)	—	(2,131)
B-Dry, LLC	—	(3,953)	—	(3,953)
Noble Logistics, Inc.	—	(6,420)	—	(6,420)
Danco Acquisition Corp.	—	(8,225)	—	(8,225)
Tread Corp.	—	(15,930)	—	(15,930)
Other, net (<$250 Net)	(18)	241	—	223

Total	$843	$804	$—	$1,647

The primary changes in our net unrealized appreciation for the fiscal year ended March 31, 2013, were due to notable unrealized appreciation of our equity investment in Venyu, primarily due to increased portfolio company performance and an increase in certain comparable multiples used to estimate the fair value. We also experienced notable appreciation in our investments in Galaxy and CCE, primarily due to increased portfolio company performance. This unrealized appreciation was partially offset by notable depreciation of our debt investments in Danco Acquisition Corp. (“Danco”) and in our debt and equity investments in Tread, Noble and B-Dry, LLC (“B-Dry”), primarily due to decreased portfolio company performance and, to a lesser extent, a decrease in certain comparable multiples used to estimate the fair value of our investments. Excluding the impact of the aforementioned portfolio companies, the net unrealized depreciation of $4.8 million recognized on our investments was primarily due to a decrease in certain comparable multiples used to estimate the fair value of our investments, partially offset by increases in the performance of certain of our portfolio companies.

Over our entire investment portfolio, we recorded, in the aggregate, $10.7 million of net unrealized appreciation and $39.9 million of net unrealized depreciation on our debt positions and equity holdings, respectively, for the year ended March 31, 2014. As of March 31, 2014, the fair value of our investment portfolio was less than our cost basis by $69.1 million, as compared to $39.9 million as of March 31, 2013, representing net unrealized depreciation of $29.2 million for fiscal year 2014. We believe that our aggregate investment portfolio was valued at a depreciated value due to the lingering effects of the recent recession on the performance of certain of our portfolio companies. Our entire investment portfolio was fair valued at 82.0% of cost as of March 31, 2014. The unrealized depreciation of our investments does not have an impact on our current ability to pay distributions to stockholders; however, it may be an indication of future realized losses, which could ultimately reduce our income available for distribution.

Realized and Unrealized Loss on Other

Realized Loss on Interest Rate Caps

For the fiscal years ended March 31, 2014 and 2013, we recorded a net realized loss of $29 and $41, respectively, due to the expiration of interest rate cap agreements in each year.

Net Unrealized Appreciation and Depreciation on Borrowings

For the fiscal year ended March 31, 2014, we recorded $0.4 million of net unrealized depreciation, compared to $0.9 million of net unrealized appreciation in fiscal year ended March 31, 2013. Our Credit Facility was fair valued at $61.7 million and $31.9 million as of March 31, 2014 and 2013, respectively.

Comparison of the Fiscal Year Ended March 31, 2013, to the Fiscal Year Ended March 31, 2012

	For the Fiscal Years Ended March 31,
	2013	2012	$ Change	% Change
INVESTMENT INCOME
Interest income	$24,798	$19,588	$5,210	26.6%
Other income	5,740	1,654	4,086	247.0

Total investment income	30,538	21,242	9,296	43.8

EXPENSES
Base management fee	5,412	4,386	1,026	23.4
Incentive fee	2,585	19	2,566	13,505.3
Administration fee	785	684	101	14.8
Interest and dividend expense	3,977	966	3,011	311.7
Amortization of deferred financing costs	791	459	332	72.3
Other	1,828	2,145	(317)	(14.8)

Total expenses before credits from Adviser	15,378	8,659	6,719	77.6
Credits to fees	(1,328)	(1,160)	(168)	14.5

Total expenses net of credits to fees	14,050	7,499	6,551	87.4

NET INVESTMENT INCOME	16,488	13,743	2,745	20.0

REALIZED AND UNREALIZED GAIN ON:
Net realized gain on investments	843	5,091	(4,248)	(83.4)
Net realized loss on other	(41)	(40)	(1)	2.5
Net unrealized appreciation of investments	804	3,163	(2,359)	NM
Net unrealized (depreciation) appreciation of other	(815)	9	(824)	NM

Net realized and unrealized gain on investments and other	791	8,223	(7,432)	(90.4)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,279	$21,966	$(4,687)	(21.3)

BASIC AND DILUTED PER COMMON SHARE:
Net investment income	$0.68	$0.62	$0.06	9.7%

Net increase in net assets resulting from operations	0.71	0.99	(0.28)	(28.3)

NM = Not Meaningful

Investment Income

Total investment income increased by 43.8% for the year ended March 31, 2013, as compared to the prior year. This increase was primarily due to a significant amount of other income, including success fee and dividend income, that we recorded in the current year and due to an overall increase in interest income as a result of an increase in the size of our loan portfolio and holding higher-yielding debt investments during the year ended March 31, 2013.

Interest income from our investments in debt securities increased 26.6% for the year ended March 31, 2013, as compared to the prior year. The level of interest income from investments is directly related to the principal balance of our interest-bearing investment portfolio outstanding during the period, multiplied by the weighted average yield. The weighted average principal balance of our interest-bearing investment portfolio during the year ended March 31, 2013, was $198.1 million, compared to $159 million for the prior year. This increase was primarily due to investments originated during the period in Ginsey, Drew Foam and Frontier and the recapitalization of Galaxy. As of March 31, 2013, two loans, ASH and Tread, were on non-accrual, with an aggregate weighted average principal balance of $20.5 million during the year ended March 31, 2013. Tread was put on non-accrual and CCE was taken off non-accrual during the three months ended December 31, 2012. As of March 31, 2012, two loans, ASH and CCE, were on non-accrual, with a weighted average principal balance of $14.3 million during the year ended March 31, 2012.

The weighted average yield on our interest-bearing investments, excluding cash and cash equivalents and excluding receipts recorded as other income, for the year ended March 31, 2013, was 12.5%, compared to 12.3% for the prior year. The weighted average yield varies from period to period, based on the current stated interest rate on interest-bearing investments. The increase in the weighted average yield for the year ended March 31, 2013, is a result of the addition of higher-yielding debt investments throughout the past two fiscal years, which had an aggregate, weighted average interest rate of 13.2% as of March 31, 2013.

The following table lists the investment income for our five largest portfolio company investments at fair value during the respective fiscal years:

	As of March 31, 2013		Year Ended March 31, 2013
Company	Fair Value	% of Portfolio	Investment Income	% of Total Investment Income
Venyu Solutions, Inc.	$43,970	15.4%	$2,502	8.2%
SOG Specialty Knives and Tools, LLC	29,822	10.4	2,657	8.7
Acme Cryogenics, Inc.	27,340	9.5	2,368	7.8
Ginsey Home Solutions, Inc.(A)	21,833	7.6	1,331	4.4
Galaxy Tool Holding, Inc.(B)	20,876	7.3	4,711	15.4

Subtotal—five largest investments	143,841	50.2	13,569	44.5
Other portfolio companies	142,641	49.8	16,969	55.5

Total investment portfolio	$286,482	100.0%	$30,538	100.0%

	As of March 31, 2012		Year Ended March 31, 2012
Company	Fair Value	% of Portfolio	Investment Income	% of Total Investment Income
SOG Specialty Knives and Tools, LLC(A)	$30,096	13.3%	$1,725	8.1%
Acme Cryogenics, Inc.	28,301	12.6	1,704	8.0
Venyu Solutions, Inc.	23,330	10.3	2,509	11.8
Channel Technologies Group, LLC(A)	19,066	8.5	484	2.3
Mitchell Rubber Products, Inc.(A)	18,491	8.2	1,758	8.3

Subtotal—five largest investments	119,284	52.9	8,180	38.5
Other portfolio companies	106,368	47.1	13,062	61.5

Total investment portfolio	$225,652	100.0%	$21,242	100.0%

(A)	New investment during the applicable year.
(B)	Investment income includes $4.1 million non-cash dividend recognized from recapitalization.

Other income increased 247% from the prior year, primarily due to $4.1 million of dividend income from the Galaxy recapitalization, $0.7 million in cash dividends received on preferred shares of Acme and elections by each of Mathey and Cavert to prepay $0.4 million of success fees during the fiscal year ended March 31, 2013. Other income for the year ended March 31, 2012, primarily consisted of $0.7 million of cash dividends received on preferred shares of Cavert, in connection with its recapitalization in April 2011, as well as an aggregate of $0.7 million of success fee income resulting from prepayments received from Mathey and Cavert during the year ended March 31, 2012.

Expenses

Total expenses, excluding any voluntary and irrevocable credits to the base management and incentive fees, increased 77.6% for the year ended March 31, 2013, primarily due to an increase in the incentive fee and dividend expense, as compared to the prior year.

The base management fee increased for the year ended March 31, 2013, as compared to the prior year, which is reflective of the increased size of our loan portfolio over the respective periods. An incentive fee was earned by the Adviser throughout the fiscal year ended March 31, 2013; however, the incentive fee was partially waived by the Adviser to ensure distributions to stockholders were covered entirely by net investment income during each respective quarter. The base management and incentive fees are computed quarterly, as described under “Investment Advisory and Management Agreement” in Note 4 of the notes to our accompanying Consolidated Financial Statements and are summarized in the following table:

	Year Ended March 31,
	2013	2012
Average total assets subject to base management fee(A)	$270,600	$219,300
Multiplied by prorated annual base management fee of 2%	2.0%	2.0%

Base management fee(B)	5,412	4,386
Credit for fees received by Adviser from the portfolio companies	(1,107)	(1,106)

Net base management fee	$4,305	$3,280

Incentive fee(B)	2,585	19
Credit from waiver issued by Adviser’s board of directors	(221)	(54)

Net Incentive fee	$2,364	$(35)

Total credits to fees:
Credit for fees received by Adviser from the portfolio companies	(1,107)	(1,106)
Credit from waiver issued by Adviser’s board of directors	(221)	(54)

Credit to fees(B)	$(1,328)	$(1,160)

(A)	Average total assets subject to the base management fee is defined as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the applicable quarters within the respective periods and adjusted appropriately for any share issuances or repurchases during the periods.
(B)	Reflected as a line item on our accompanying Consolidated Statement of Operations.

Interest and dividend expense increased 311.7% for the year ended March 31, 2013, as compared to the prior year, primarily due to $2.8 million of dividends we paid on our Term Preferred Stock during the fiscal year 2013, compared to $0.2 million for a portion of the prior year. Removing the effect of the preferred stock dividend payment, interest expense for the year ended March 31, 2013, increased 46.7% over the prior year, due mainly to increased average borrowings under the Credit Facility, partially offset by a decreased average borrowing rate upon renewal of the Credit Facility in October 2011, which resulted in the removal of the LIBOR minimum rate of 2%. The average balance outstanding on our Credit Facility during the year ended March 31, 2013, was $15.5 million, as compared to $7.3 million in the prior year. The effective interest rate charged on our borrowings for the year ended March 31, 2013, excluding the impact of deferred financing fees, was 5.5%, as compared to 10% for the prior year.

Amortization of deferred financing costs increased $0.3 million, or 72.3%, during the fiscal year ended March 31, 2013, as compared to the prior year, primarily due to the Term Preferred Stock offering costs being deferred and amortized, resulting in $0.4 million in amortization during the fiscal year ended March 31, 2013. Minimal amortization was recorded in the prior year, as the Term Preferred Stock offering was not completed until March 2012.

Realized and Unrealized Gain on Investments

Realized Gain

During the fiscal year ended March 31, 2013, we recorded a realized gain of $0.8 million consisting of post-closing adjustments on our previous investment exit of A. Stucki. In April 2011, we recapitalized our investment in Cavert, receiving $8.5 million in proceeds and realizing a gain of $5.5 million. Additionally, we recorded post-closing adjustments related to the A. Stucki exit in June 2010 and the Chase II Holding Corp (“Chase”) exit in December 2010, which resulted in a net aggregate loss of $0.3 million during the year ended March 31, 2012.

Unrealized Appreciation and Depreciation

During the year ended March 31, 2013, we recorded net unrealized depreciation on investments in the aggregate amount of $0.8 million. The realized gains (losses) and unrealized appreciation (depreciation) across our investments for the year ended March 31, 2013, were as follows:

	Year Ended March 31, 2013
Portfolio Company	Realized Gain (Loss)	Unrealized Appreciation (Depreciation)	Reversal of Unrealized (Appreciation) Depreciation	Net Gain (Loss)
Venyu Solutions, Inc.	$—	$20,640	$—	$20,640
Galaxy Tool Holdings, Inc.	—	12,057		12,057
Country Club Enterprises, LLC	—	7,467	—	7,467
Mathey Investments, Inc.	—	1,653	—	1,653
Precision Southeast, Inc.	—	1,594	—	1,594
SBS, Industries, LLC	—	1,238	—	1,238
A. Stucki Holding Corp.	861	—	—	861
Drew Foam Company, Inc.	—	750	—	750
SOG Specialty K&T, LLC	—	(273)	—	(273)
Ginsey Home Solutions, Inc.	—	(618)	—	(618)
Frontier Packaging, Inc.	—	(872)	—	(872)
Quench Holdings Corp.	—	(944)	—	(944)
Acme Cryogenics, Inc.	—	(962)	—	(962)
Channel Technologies Group, LLC	—	(1,288)	—	(1,288)
ASH Holdings Corp.	—	(1,458)	—	(1,458)
Mitchell Rubber Products, Inc.	—	(1,762)	—	(1,762)
Packerland Whey Products, Inc.	—	(2,131)	—	(2,131)
B-Dry, LLC	—	(3,953)	—	(3,953)
Noble Logistics, Inc.	—	(6,420)	—	(6,420)
Danco Acquisition Corp.	—	(8,225)	—	(8,225)
Tread Corp.	—	(15,930)	—	(15,930)
Other, net (<$250 Net)	(18)	241	—	223

Total	$843	$804	$—	$1,647

The primary changes in our net unrealized appreciation for the fiscal year ended March 31, 2013, were due to notable unrealized appreciation of our equity investment in Venyu, primarily due to increased portfolio company performance and an increase in certain comparable multiples used to estimate the fair value. We also experienced notable appreciation in our investments in Galaxy and CCE, primarily due to increased portfolio company performance. This unrealized appreciation was partially offset by notable depreciation of our debt investments in Danco and in our debt and equity investments in Tread, Noble and B-Dry, primarily due to decreased portfolio company performance and, to a lesser extent, a decrease in certain comparable multiples used to estimate the fair value of our investments. Excluding the impact of the aforementioned portfolio companies, the net unrealized depreciation of $4.8 million recognized on our investments was primarily due to a decrease in certain comparable multiples used to estimate the fair value of our investments, partially offset by increases in the performance of certain of our portfolio companies.

During the year ended March 31, 2012, we recorded net unrealized appreciation on investments in the aggregate amount of $3.2 million, which included the reversal of $6 million in aggregate unrealized appreciation, primarily related to the Cavert recapitalization. Excluding reversals, we had $9.2 million in net unrealized appreciation for the year ended March 31, 2012.

The realized gains (losses) and unrealized appreciation (depreciation) across our investments for the year ended March 31, 2012, were as follows:

	Year Ended March 31, 2012
Portfolio Company	Realized Gain (Loss)	Unrealized Appreciation (Depreciation)	Reversal of Unrealized (Appreciation) Depreciation	Net Gain (Loss)
Acme Cryogenics, Inc.	$—	$8,811	$—	$8,811
Mathey Investments, Inc.	—	4,366	—	4,366
SBS, Industries, LLC	—	3,434	—	3,434
Mitchell Rubber Products, Inc.	—	2,114	—	2,114
Tread Corp.	—	2,003	—	2,003
Quench Holdings Corp.	—	1,996	—	1,996
SOG Specialty K&T, LLC	—	1,948	—	1,948
Survey Sampling, LLC	(1)	807	1	807
A. Stucki Holding Corp.	412	—	—	412
Cavert II Holding Corp.	5,507	351	(6,194)	(336)
Noble Logistics, Inc.	—	(460)	95	(365)
Chase II Holding Corp.	(563)	—	—	(563)
Precision Southeast, Inc.	—	(619)	—	(619)
Venyu Solutions, Inc.	—	(1,682)	—	(1,682)
Danco Acquisition Corp.	—	(3,077)	—	(3,077)
ASH Holdings Corp.	—	(3,147)	—	(3,147)
Country Club Enterprises, LLC	—	(7,560)	—	(7,560)
Other, net (<$250 Net)	(264)	(101)	77	(288)

Total	$5,091	$9,184	$(6,021)	$8,254

The primary changes in our net unrealized appreciation for the year ended March 31, 2012, were notable appreciation in our equity investments in Acme, Mathey and SBS Industries, LLC (“SBS”), primarily due to both improved performance and an increase in multiples, and appreciation of our debt investment in Quench, which was paid off at par during the three months ended December 31, 2011. This appreciation was partially offset by increased notable depreciation in CCE, ASH and Danco, primarily due to decreased performance, as well as the reversal of previously-recorded unrealized appreciation on the Cavert recapitalization. Excluding the impact of the aforementioned portfolio companies, the net unrealized appreciation of $4.2 million recognized on our investments was primarily due to an increase in certain comparable multiples used to estimate the fair value of our investments, partially offset by decreases in the performance of certain of our portfolio companies.

Over our entire investment portfolio, we recorded, in the aggregate, $23.2 million of net unrealized depreciation and $24 million of net unrealized appreciation on our debt positions and equity holdings, respectively, for the year ended March 31, 2013. As of March 31, 2013, the fair value of our investment portfolio was less than our cost basis by $39.9 million, as compared to $40.7 million as of March 31, 2012, representing net unrealized appreciation of $0.8 million for fiscal year 2013. We believe that our aggregate investment portfolio as of March 31, 2013 was valued at a depreciated value due to the lingering effects of the recession that began in late 2007 and its effects on the performance of certain of our portfolio companies. Our entire investment portfolio was fair valued at 87.8% of cost as of March 31, 2013. The unrealized depreciation of our investments does not have an impact on our current ability to pay distributions to stockholders; however, it may be an indication of future realized losses, which could ultimately reduce our income available for distribution.

Realized and Unrealized Loss on Other

Realized Loss on Interest Rate Caps

For the fiscal years ended March 31, 2013 and 2012, we recorded a net realized loss of $41 and $40, respectively, due to the expiration of interest rate cap agreements in each year.

Net Unrealized Appreciation on Borrowings

For the fiscal years ended March 31, 2013 and 2012, we recorded $0.9 million and $0, respectively, of net unrealized appreciation primarily due to increased borrowings outstanding and comparable market rates decreasing during the current year. Our Credit Facility was fair valued at $31.9 million as of March 31, 2013. There were no borrowings outstanding as of March 31, 2012.

LIQUIDITY AND CAPITAL RESOURCES

Operating Activities

Net cash provided by (used by) operating activities for the three months ended June 30, 2014, was approximately $2.6 million, as compared to $(30.4) million during the three months ended June 30, 2013. This increase in cash provided by operating activities was primarily due to the decrease in new investments, which decreased by $34.6 million in the three months ended June 30, 2014 over the prior year period. Our cash flows from operations generally come from cash collections of interest and dividend income from our portfolio companies, as well as cash proceeds received through repayments of loan investments and sales of equity investments. These cash collections are primarily used to pay distributions to our stockholders, interest payments on our Credit Facility, dividend payments on our Term Preferred Stock, management fees to our Adviser, and other entity-level expenses.

As of June 30, 2014, we had equity investments in or loans to 28 private companies with an aggregate cost basis of approximately $385.5 million. As of June 30, 2013, we had equity investments in or loans to 24 private companies with an aggregate cost basis of approximately $359.7 million. The following table summarizes our total portfolio investment activity during the three months ended June 30, 2014 and 2013:

	Three Months Ended June 30,
	2014	2013
Beginning investment portfolio, at fair value	$314,393	$286,482
New investments	—	34,590
Disbursements to existing portfolio companies	2,010	1,000
Increase in investment balance due to PIK	29	1
Unscheduled principal repayments	(60)	(2,340)
Net unrealized appreciation (depreciation)	5,460	(11,408)
Reversal of net unrealized depreciation	—	2

Ending investment portfolio, at fair value	$321,832	$308,327

The following table summarizes the contractual principal repayment and maturity of our investment portfolio by fiscal year, assuming no voluntary prepayments, as of June 30, 2014:

		Amount
For the remaining nine months ending March 31:	2015	$47,463
For the fiscal year ending March 31:	2016	40,623
	2017	24,915
	2018	70,632
	2019	89,181
	Thereafter	7,616

	Total contractual repayments	$280,430
	Investments in equity securities	105,086

	Total cost basis of investments held as of June 30, 2014:	$385,516

Financing Activities

Net cash used in financing activities for the three months ended June 30, 2014, was approximately $3.4 million, which consisted primarily of $4.8 million in distributions to common stockholders, partially offset by $1.7 million of net borrowings on our Credit Facility. Net cash used in financing activities for the three months ended June 30, 2013, was approximately $19.0 million, which consisted primarily of net a decrease in short-term borrowings of $32.0 million and $4.0 million in distributions to common stockholders, partially offset by $18.0 million of net borrowings on our Credit Facility.

Distributions

To qualify to be taxed as a RIC and thus avoid corporate level tax on the income we distribute to our stockholders, we are required under Subchapter M of the Code, to distribute at least 90% of our ordinary income and short-term capital gains to our stockholders on an annual basis. In accordance with these requirements, we declared and paid monthly cash distributions of $0.06 per common share for each of the three months from April 2014 through June 2014. In July 2014, our Board of Directors also declared a monthly distribution of $0.06 per common share for each of July, August and September 2014. Our Board of Directors declared these distributions based on estimates of net taxable income for the fiscal year ending March 31, 2015.

For the fiscal year ended March 31, 2014, our distributions to common stockholders totaled $18.8 million, and were less than our taxable income over the same year. At March 31, 2014, we elected to treat $3.9 million, of the first distribution paid after year-end as having been paid in the prior year, in accordance with Section 855(a) of the Code. Additionally, the covenants in our Credit Facility generally restrict the amount of distributions that we can pay out to be no greater than our net investment income.

We also declared and paid monthly cash distributions of $0.1484375 per share of Term Preferred Stock for each of the three months from April 2014 through June 2014. In July 2014, our Board of Directors also declared a monthly distribution of $0.1484375 per preferred share for each of July, August and September 2014. In accordance with accounting principles generally accepted in the U.S. (“GAAP”), we treat these monthly distributions as an operating expense. For tax purposes, these preferred distributions are deemed to be paid entirely out of ordinary income to preferred stockholders.

Equity

Registration Statement

We filed a registration statement on Form N-2 (File No. 333-181879) with the SEC on June 4, 2012, and subsequently filed a Pre-effective Amendment No. 1 to the registration statement on July 17, 2012, which the

SEC declared effective on July 26, 2012. On June 7, 2013, we filed Post-Effective Amendment No. 2 to the registration statement, which the SEC declared effective on July 26, 2013. On June 3, 2014, we filed Post-Effective Amendment No. 3 to the registration statement, which has not yet been declared effective. Upon the SEC declaring the registration statement effective we will be permitted to issue, through one or more transactions, up to an aggregate of $300 million in securities, consisting of common stock, preferred stock, subscription rights, debt securities and warrants to purchase common stock, including through a combined offering of two or more of such securities.

Common Stock

Pursuant to our registration statement on Form N-2 (Registration No. 333-181879), on October 5, 2012, we completed a public offering of 4 million shares of our common stock at a public offering price of $7.50 per share, which was below then current NAV of $8.65 per share. Gross proceeds totaled $30 million and net proceeds, after deducting underwriting discounts and offering expenses borne by us, were $28.3 million, which was used to repay borrowings under our Credit Facility. In connection with the offering, the underwriters exercised their option to purchase an additional 395,825 shares at the public offering price to cover over-allotments, which resulted in gross proceeds of $3 million and net proceeds, after deducting underwriting discounts, of $2.8 million.

We anticipate issuing equity securities to obtain additional capital in the future. However, we cannot determine the terms of any future equity issuances or whether we will be able to issue equity on terms favorable to us, or at all. When our common stock is trading below NAV per share, as it has consistently since September 30, 2008, the 1940 Act places regulatory constraints on our ability to obtain additional capital by issuing common stock. Generally, the 1940 Act provides that we may not issue and sell our common stock at a price below our NAV per common share, other than to our then existing common stockholders pursuant to a rights offering, without first obtaining approval from our stockholders and our independent directors. On July 25, 2014, the closing market price of our common stock was $7.44 per share, representing a 13.2% discount to our NAV of $8.57 as of June 30, 2014. To the extent that our common stock continues to trade at a market price below our NAV per common share, we will generally be precluded from raising equity capital through public offerings of our common stock, other than pursuant to stockholder approval or through a rights offering to existing common stockholders. At our 2014 Annual Meeting of Stockholders held on August 7, 2014, our stockholders approved a proposal authorizing us to issue and sell shares of our common stock at a price below our then current NAV per common share for a period of one year from the date of such approval, provided that our Board of Directors makes certain determinations prior to any such sale.

Term Preferred Stock

Pursuant to our prior registration statement on Form N-2 (File No. 333-160720), in March 2012, we completed an offering of 1.6 million shares of Term Preferred Stock at a public offering price of $25.00 per share. Gross proceeds totaled $40 million, and net proceeds, after deducting underwriting discounts and offering expenses borne by us were $38 million, a portion of which was used to repay borrowings under our Credit Facility, with the remaining proceeds being held to make additional investments and for general corporate purposes. We incurred $2 million in total offering costs related to the offering, which have been recorded as an asset in accordance with GAAP and are being amortized over the redemption period ending February 28, 2017.

The Term Preferred Stock provides for a fixed dividend equal to 7.125% per year, payable monthly (which equates to $2.9 million per year). We are required to redeem all of the outstanding Term Preferred Stock on February 28, 2017, for cash at a redemption price equal to $25.00 per share plus an amount equal to accumulated but unpaid dividends, if any, to the date of redemption. The Term Preferred Stock has a preference over our common stock with respect to dividends, whereby no distributions are payable on our common stock unless the stated dividends, including any accrued and unpaid dividends, on the Term Preferred Stock have been paid in full. The Term Preferred Stock is not convertible into our common stock or any other security. In addition, three other potential redemption triggers are as follows: (1) upon the occurrence of certain events that would constitute a change in control of us, we would be required to redeem all of the outstanding Term Preferred Stock; (2) if we fail to maintain an asset coverage ratio of at least 200%, we are required to redeem a portion of the outstanding Term Preferred Stock or otherwise cure the ratio redemption trigger and (3) at our sole option, at any time on or after February 28, 2016, we may redeem some or all of the Term Preferred Stock.

The Term Preferred Stock has been recorded as a liability in accordance with GAAP and, as such, affects our asset coverage, exposing us to additional leverage risks.

Revolving Credit Facility

On June 26, 2014, we, through our wholly-owned subsidiary, Business Investment, entered into Amendment No. 1 to the Fifth Amended and Restated Credit Agreement originally entered into on April 30, 2013, with Key Equipment Finance Inc., as administrative agent, lead arranger and a lender (the “Administrative Agent”), Branch Banking and Trust Company (“BB&T”) as a lender and managing agent, and the Adviser, as servicer, to extend the revolving period and reduce the interest rate of the line of credit (the “Credit Facility”). The revolving period was extended 14 months to June 26, 2017, and if not renewed or extended by June 26, 2017, all principal and interest will be due and payable on or before June 26, 2019 (two years after the revolving period end date). In addition, we have retained the two one-year extension options, to be agreed upon by all parties, which may be exercised on or before June 26, 2015 and 2016, respectively, and upon exercise, the options would extend the revolving period to June 26, 2018 and 2019 and the maturity date to June 26, 2020 and 2021, respectively. Subject to certain terms and conditions, the Credit Facility can be expanded by up to $145 million, to a total facility amount of $250 million, through additional commitments of existing or new committed lenders. Advances under the Credit Facility generally bear interest at 30-day LIBOR, plus 3.25% per annum, down from 3.75% prior to the amendment, and the Credit Facility includes an unused fee of 0.50% on undrawn amounts. Once the revolving period ends, the interest rate margin increases to 3.75% for the period from June 26, 2017 to June 26, 2018, and further increases to 4.25% through maturity. We incurred fees of $0.4 million in connection with this amendment.

The Credit Facility contains covenants that require Business Investment to maintain its status as a separate legal entity; prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions) and restrict material changes to our credit and collection policies without lenders’ consent. The facility generally also limits payments as distributions to the aggregate net investment income for each of the twelve month periods ending March 31, 2015, 2016 and 2017. We are also subject to certain limitations on the type of loan investments we can make, including restrictions on geographic concentrations, sector concentrations, loan size, dividend payout, payment frequency and status, average life and lien property. The Credit Facility also requires us to comply with other financial and operational covenants, which obligate us to, among other things, maintain certain financial ratios, including asset and interest coverage, a minimum net worth and a minimum number of obligors required in the borrowing base of the credit agreement. Additionally, we are subject to a performance guaranty that requires us to maintain (i) a minimum net worth of $170 million plus 50% of all equity and subordinated debt raised after April 30, 2013, which equates to $170 million as of June 30, 2014, (ii) “asset coverage” with respect to “senior securities representing indebtedness” of at least 200%, in accordance with Section 18 of the 1940 Act and (iii) our status as a BDC under the 1940 Act and as a RIC under the Code. As of June 30, 2014, and as defined in the performance guaranty of our Credit Facility, we had a minimum net worth of $266.9 million, an asset coverage of 300% and an active status as a BDC and RIC. As of July 28, 2014, we were in compliance with all covenants.

In July 2013, we entered into a forward interest rate cap agreement, effective October 2013 and expiring April 2016, for a notional amount of $45 million. We incurred a premium fee of $75 in conjunction with this agreement. The interest rate cap agreement effectively limits the interest rate on a portion of the borrowings pursuant to the terms of the Credit Facility.

The Administrative Agent also requires that any interest or principal payments on pledged loans be remitted directly by the borrower into a lockbox account, with The Bank of New York Mellon Trust Company, N.A. as custodian. The Administrative Agent is also the trustee of the account and generally remits the collected funds to us once a month.

Contractual Obligations and Off-Balance Sheet Arrangements

We have lines of credit to certain of our portfolio companies that have not been fully drawn. Since these lines of credit have expiration dates and we expect many will never be fully drawn, the total line of credit commitment amounts do not necessarily represent future cash requirements. We estimate the fair value of the unused line of credit commitments as of June 30 and March 31, 2014 to be minimal.

In addition to the lines of credit to our portfolio companies, we have also extended certain guaranties on behalf of some our portfolio companies, whereby we have guaranteed an aggregate of $3.6 million of obligations of ASH and Country Club Enterprises, LLC (“CCE”). As of June 30, 2014, we have not been required to make any payments on any of the guaranties, and we consider the credit risks to be remote and the fair value of the guaranties to be minimal.

The following table shows our contractual obligations as of June 30, 2014, at cost:

	Payments Due by Period
Contractual Obligations(A)	Total	Less than 1 Year	1-3 Years	3-5 Years	More than 5 Years
Credit Facility	62,950	—	62,950	—	—
Term Preferred Stock	40,000	—	—	40,000	—
Secured borrowing	5,096	—	—	5,096	—
Interest payments on obligations(B)	16,008	5,595	10,228	185	—

Total	$124,054	$5,595	$73,178	$45,281	$—

(A)	Excludes our unused line of credit commitments and guaranties to our portfolio companies in the aggregate amount of $6.0 million.
(B)	Includes interest payments due on our Credit Facility and dividend obligations on the Term Preferred Stock. Dividend payments on the Term Preferred Stock assume quarterly declarations and monthly distributions through the date of mandatory redemption.

The majority of our debt securities in our portfolio have a success fee component, which can enhance the yield on our debt investments. Unlike PIK income, we do not recognize the fee into income until it is received in cash. As a result, as of June 30, 2014, we have an off-balance sheet success fee receivable of $19.1 million, or approximately $0.72 per common share. There is no guarantee that we will be able to collect any or all of our success fee receivables due to their contingent nature. It is also impossible to predict the timing of such collections.

Critical Accounting Policies

The preparation of financial statements and related disclosures in conformity with GAAP requires management to make estimates and assumptions that affect the reported consolidated amounts of assets and liabilities, including disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the period reported. Actual results could differ materially from those estimates. We have identified our investment valuation process as our most critical accounting policy.

Investment Valuation

The most significant estimate inherent in the preparation of our consolidated financial statements is the valuation of our investments and the related amounts of unrealized appreciation and depreciation of investments recorded in our Condensed Consolidated Financial Statements.

Accounting Recognition

We record our investments at fair value in accordance with the Financial Accounting Standards Board (the “FASB”) Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”) and the 1940 Act. Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and amortized cost basis of the investment, without regard to unrealized depreciation or appreciation previously recognized, and include investments charged off during the period, net of recoveries. Unrealized depreciation or appreciation primarily reflect the change in investment fair values, including the reversal of previously recorded unrealized depreciation or appreciation when gains or losses are realized.

In accordance with ASC 820, our investments’ fair value is determined to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. This fair value definition focuses on exit price in the principal, or most advantageous, market and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. ASC 820 also establishes the following three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of a financial instrument as of the measurement date.

•	Level 1—inputs to the valuation methodology are quoted prices (unadjusted) for identical financial instruments in active markets;

•	Level 2—inputs to the valuation methodology include quoted prices for similar financial instruments in active or inactive markets and inputs that are observable for the financial instrument, either directly or indirectly, for substantially the full term of the financial instrument. Level 2 inputs are in those markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers; and

•	Level 3—inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs are those inputs that reflect assumptions that market participants would use when pricing the financial instrument and can include the Valuation Team’s own assumptions based upon the best available information.

When a determination is made to classify our investments within Level 3 of the valuation hierarchy, such determination is based upon the significance of the unobservable factors to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable, or Level 3, inputs, observable inputs (or, components that are actively quoted and can be validated to external sources). The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. As of June 30 and March 31, 2014, all of our investments were valued using Level 3 inputs and during the three months ended June 30, 2014 and 2013, there were no investments transferred in to or out of Level 1, 2 or 3.

Board Responsibility

In accordance with the 1940 Act, our board of directors (our “Board of Directors”) has the ultimate responsibility for reviewing and approving, in good faith, the fair value of our investments based on our established investment valuation policy (the “Policy”). Our Board of Directors reviews valuation recommendations that are provided by professionals of the Adviser and Administrator with oversight and direction from the Valuation Officer, employed by the Administrator (the “Valuation Team”). There is no single standard for determining fair value (especially for privately-held businesses), as fair value depends upon the specific facts and circumstances of each individual investment. In determining the fair value of our investments, the Valuation Team, led by the Valuation Officer, uses the Policy, which has been approved by our Board of Directors, and each quarter our Board of Directors reviews the Policy to determine if changes thereto are advisable and also reviews whether the Valuation Team has applied the Policy consistently.

Use of Third Party Valuation Firms

The Valuation Team engages third party valuation firms to provide independent assessments of fair value of certain of our investments. Currently, the third-party service provider Standard & Poor’s Securities Evaluation, Inc. (“SPSE”) provides estimates of fair value on the majority of our debt investments.

The Valuation Team generally assigns SPSE’s estimates of fair value to our debt investments where we do not have the ability to effectuate a sale of the applicable portfolio company. The Valuation Team corroborates SPSE’s estimates of fair value using one or more of the valuation techniques discussed below. The Valuation Team’s estimates of value on a specific debt investment may significantly differ from SPSE’s. When this occurs, our Board of Directors reviews whether the Valuation Team has followed the Policy and whether the Valuation Team’s recommended value is reasonable in light of the Policy and other facts and circumstances and then votes to accept or reject the Valuation Team’s recommended valuation.

Valuation Techniques

In accordance with ASC 820, the Valuation Team uses the following techniques when valuing our investment portfolio:

•	Total Enterprise Value—In determining the fair value using a total enterprise value (“TEV”), the Valuation Team first calculates the TEV of the portfolio company by incorporating some or all of the following factors: the portfolio company’s ability to make payments and other specific portfolio company attributes; the earnings of the portfolio company (the trailing or projected twelve month revenue or earnings before interest, taxes, depreciation and amortization (“EBITDA”)); EBITDA or revenue multiples obtained from our indexing methodology whereby the original transaction EBITDA or revenue multiple at the time of our closing is indexed to a general subset of comparable disclosed transactions and EBITDA or revenue multiples from recent sales to third parties of similar securities in similar industries; a comparison to publicly traded securities in similar industries; and other pertinent factors. To gather information regarding these factors, the Valuation Team generally references industry statistics and may use outside experts. Once the TEV is determined for a portfolio company, the Valuation Team then allocates the TEV to the portfolio company’s securities in order of their relative priority in the capital structure. Generally, the Valuation Team uses TEV to value our equity investments and, in the circumstances where we have the ability to effectuate a sale of a portfolio company, our debt investments.

TEV is primarily calculated using EBITDA or revenue multiples; however, TEV may also be calculated using a discounted cash flow (“DCF”) analysis whereby future expected cash flows of the portfolio company are discounted to determine a net present value using estimated risk-adjusted discount rates, which incorporate adjustments for nonperformance and liquidity risks. Generally, the Valuation Team uses the DCF to calculate the TEV to corroborate estimates of value for our equity investments, where we do not have the ability to effectuate a sale of a portfolio company or for debt of credit impaired portfolio companies.

•	Yield Analysis—The Valuation Team generally determines the fair value of our debt investments using the yield analysis, which includes a DCF calculation and the Valuation Team’s own assumptions, including, but not limited to, estimated remaining life, current market yield, current leverage, and interest rate spreads. This technique develops a modified discount rate that incorporates risk premiums including, among other things, increased probability of default, increased loss upon default and increased liquidity risk. Generally, the Valuation Team uses the yield analysis to corroborate both estimates of value provided by SPSE and market quotes.

In addition to the above valuation techniques, the Valuation Team may also consider other factors when determining fair values of our investments, including, but not limited to: the nature and realizable value of the collateral, including external parties’ guaranties; any relevant offers or letters of intent to acquire the portfolio company; and the markets in which the portfolio company operates. If applicable, new debt and equity investments made during the three months ended June 30, 2014 are generally valued at original cost basis. Fair value measurements of our investments may involve subjective judgments and estimates and due to the inherent uncertainty of determining these fair values, the fair value of our investments may fluctuate from period to period. Additionally, changes in the market environment and other events that may occur over the life of the investment may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize significantly less than the value at which it is recorded.

Credit Monitoring and Risk Rating

The Adviser monitors a wide variety of key credit statistics that provide information regarding our portfolio companies to help us assess credit quality and portfolio performance and, in some instances, that is used as inputs in our valuation techniques. We, through the Adviser, participate in periodic board meetings of our portfolio companies in which we hold board seats and also generally require them to provide annual audited and monthly unaudited financial statements. Using these statements or comparable information and board discussions, the Adviser calculates and evaluates certain credit statistics.

We risk rate all of our investments in debt securities. We use a proprietary risk rating system. Our risk rating system uses a scale of 0 to >10, with >10 being the lowest probability of default. This system is used to estimate the probability of default on debt securities and the expected loss if there is a default. These types of systems are referred to as risk rating systems and are used by banks and rating agencies. The risk rating system covers both qualitative and quantitative aspects of the business and the securities we hold. During the three months ended June 30, 2014, we modified our risk rating model to incorporate additional factors in our qualitative and quantitative analysis. While the overall process did not change, we believe the additional factors enhance the quality of the risk ratings of our investments. No adjustments were made to prior periods as a result of this modification due to the immaterial effect on the overall portfolio ratings.

We seek to have our risk rating system mirror the risk rating systems of major risk rating organizations, such as those provided by a Nationally Recognized Statistical Rating Organization (“NRSRO”). While we seek to mirror the NRSRO systems, we cannot provide any assurance that our risk rating system will provide the same risk rating as an NRSRO for these securities. The following chart is an estimate of the relationship of our risk rating system to the designations used by two NRSROs as they risk rate debt securities of major companies. Because our system rates debt securities of companies that are unrated by any NRSRO, there can be no assurance that the correlation to the NRSRO set out below is accurate. We believe our risk rating would be significantly higher than a typical NRSRO risk rating because the risk rating of the typical NRSRO is designed for larger businesses. However, our risk rating has been designed to risk rate the securities of smaller businesses that are not rated by a typical NRSRO. Therefore, when we use our risk rating on larger business securities, the risk rating is higher than a typical NRSRO rating. We believe the primary difference between our risk rating and the rating of a typical NRSRO is that our risk rating uses more quantitative determinants and includes qualitative determinants that we believe are not used in the NRSRO rating. It is our understanding that most debt securities of medium-sized companies do not exceed the grade of BBB on a NRSRO scale, so there would be no debt securities in the middle market that would meet the definition of AAA, AA or A. Therefore, the scale begins with the designation >10 as the best risk rating which may be equivalent to a BBB or Baa2 from an NRSRO, however, no assurance can be given that a >10 on the scale is equal to a BBB or Baa2 on an NRSRO scale.

Adviser’s System	First NRSRO	Second NRSRO	Description(A)
>10	Baa2	BBB	Probability of Default (PD) during the next ten years is 4% and the Expected Loss upon Default (EL) is 1% or less
10	Baa3	BBB-	PD is 5% and the EL is 1% to 2%
9	Ba1	BB+	PD is 10% and the EL is 2% to 3%
8	Ba2	BB	PD is 16% and the EL is 3% to 4%
7	Ba3	BB-	PD is 17.8% and the EL is 4% to 5%
6	B1	B+	PD is 22% and the EL is 5% to 6.5%
5	B2	B	PD is 25% and the EL is 6.5% to 8%
4	B3	B-	PD is 27% and the EL is 8% to 10%
3	Caa1	CCC+	PD is 30% and the EL is 10% to 13.3%
2	Caa2	CCC	PD is 35% and the EL is 13.3% to 16.7%
1	Caa3	CC	PD is 65% and the EL is 16.7% to 20%
0	N/A	D	PD is 85% or there is a payment default and the EL is greater than 20%

(A)	The default rates set forth are for a ten year term debt security. If a debt security is less than ten years, then the probability of default is adjusted to a lower percentage for the shorter period, which may move the security higher on this risk rating scale.

The above scale gives an indication of the probability of default and the magnitude of the expected loss if there is a default. Generally, our policy is to stop accruing interest on an investment if we determine that interest is no longer collectable. As of June 30 and March 31, 2014, Tread was the only portfolio investment on non-accrual with an aggregate fair value of $0. Additionally, we do not risk rate our equity securities.

The following table lists the risk ratings for all proprietary loans in our portfolio as of June 30 and March 31, 2014, representing 100%, of the principal balance of all loans in our portfolio at the end of each period:

Rating	As of June 30, 2014	As of March 31, 2014
Highest	9.2	9.1
Average	6.3	5.7
Weighted Average	6.2	5.2
Lowest	2.8	2.6

Tax Status

Federal Income Taxes

We intend to continue to qualify for treatment as a RIC under Subtitle A, Chapter 1 of Subchapter M of the Code. As a RIC, we are not subject to federal income tax on the portion of our taxable income and gains distributed to stockholders. To qualify as a RIC, we must meet certain source-of-income, asset diversification and annual distribution requirements. For more information regarding the requirements we must meet as a RIC, see “—Business Environment.” Under the annual distribution requirements, we are required to distribute to stockholders at least 90% of our investment company taxable income, as defined by the Code. Our practice has been to pay out as distributions up to 100% of that amount.

In an effort to limit certain excise taxes imposed on RICs, we generally distribute during each calendar year, an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and capital gains in excess of capital losses for preceding years that were not distributed during such years. However, we did incur an excise tax of $0.3 million and $31 for the calendar years ended December 31, 2013 and 2012, respectively. Under the RIC Modernization Act (the “RIC Act”), we are permitted to carry forward capital losses incurred in taxable years beginning after March 31, 2011, for an unlimited period.

However, any losses incurred during those future taxable years must be used prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than only being considered short-term as permitted under previous regulation. Our total capital loss carryforward balance was $0.2 million as of March 31, 2014.

Revenue Recognition

Interest income, adjusted for amortization of premiums, amendment fees and acquisition costs and the accretion of discounts, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when a loan becomes 90 days or more past due, or if our qualitative assessment indicates that the debtor is unable to service its debt or other obligations, we will place the loan on non-accrual status and cease recognizing interest income on that loan until the borrower has demonstrated the ability and intent to pay contractual amounts due. However, we remain contractually entitled to this interest. Interest payments received on non-accrual loans may be recognized as income or applied to the cost basis, depending upon management’s judgment. Generally, non-accrual loans are restored to accrual status when past-due principal and interest are paid, and, in management’s judgment, are likely to remain current, or due to a restructuring, the interest income is deemed to be collectible. As of June 30, 2014, our loans to Tread were on non-accrual, with an aggregate debt cost basis of $12.5 million, or 4.5% of the cost basis of all debt investments in our portfolio, and an aggregate fair value of $0. As of March 31, 2014, our loans to Tread were on non-accrual, with an aggregate debt cost basis of $11.7 million, or 4.2% of the cost basis of all debt investments in our portfolio, and an aggregate fair value of $0.

PIK interest, computed at the contractual rate specified in the loan agreement, is added to the principal balance of the loan and recorded as interest income. During the three months ended June 30, 2014, we recorded PIK income of $29. During the three months ended June 30, 2013, we recorded PIK income of $10.

Other Income Recognition

We generally record success fees upon receipt of cash. Success fees are contractually due upon a change of control in a portfolio company. We did not record any success fee income during the three months ended June 30, 2014. We recorded $0.2 million of success fees during the three months ended June 30, 2013, representing prepayments received from Mathey.

We accrue dividend income on preferred and common equity securities to the extent that such amounts are expected to be collected and if we have the option to collect such amounts in cash or other consideration. For the three months ended June 30, 2014, we recorded $1.4 million of dividend income primarily consisting of a receivable from Mathey. We collected the Mathey dividend receivable on July 1, 2014. We did not record any dividend income during the three months ended June 30, 2013.

Both dividends and success fees are recorded in Other income in our accompanying Condensed Consolidated Statements of Operations.

Quantitative and Qualitative Disclosures About Market Risk

Market risk includes risks that arise from changes in interest rates, foreign currency exchange rates, commodity prices, equity prices and other market changes that affect market sensitive instruments. The prices of securities held by us may decline in response to certain events, including those directly involving the companies whose securities are owned by us; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and interest rate fluctuations.

The primary risk we believe we are exposed to is interest rate risk. Because we borrow money to make investments, our net investment is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. We use a combination of debt and equity capital to finance our investing activities. We do use interest rate risk management techniques to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act.

Our target is to have approximately 20% of the loans in our portfolio at fixed rates and approximately 80% at variable rates or variables rates with a floor mechanism. Currently, all of our variable-rate loans have rates associated with either the current LIBOR or prime rate. As of June 30, 2014, our portfolio consisted of the following breakdown based on total principal balance of all outstanding debt investments:

82.3%	Variable rates with a floor
17.7	Fixed rates

100.0%	Total

There have been no material changes in the quantitative and qualitative market risk disclosures for the three months ended June 30, 2014 from that disclosed in our Annual Report on Form 10-K for the fiscal year ended March 31, 2014, as filed with the SEC on May 13, 2014.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

At our 2013 annual stockholders meeting, our stockholders approved our ability to sell or otherwise issue shares of our common stock at a price below the then current NAV per common share, which we refer to as the Stockholder Approval, during a period beginning on August 8, 2013 and expiring on the first anniversary of such date. To sell shares of common stock pursuant to this authorization, no further authorization from our stockholders will be solicited but a majority of our directors who have no financial interest in the sale and a majority of our independent directors must (i) find that the sale is in our best interests and in the best interests of our stockholders and (ii) in consultation with any underwriter or underwriters of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares of common stock, or immediately prior to the issuance of such common stock, that the price at which such shares of common stock are to be sold is not less than a price which closely approximates the market value of those shares of common stock, less any distributing commission or discount. Further, the total number of shares issued and sold pursuant to such Stockholder Approval may not exceed 25% of our then outstanding common stock immediately prior to each such sale, aggregated over a period of one year from the date of such Stockholder Approval.

Any offering of common stock below its NAV per share will be designed to raise capital for investment in accordance with our investment objective.

In making a determination that an offering of common stock below its NAV per share is in our and our stockholders’ best interests, our Board of Directors will consider a variety of factors including, but not limited to:

•	the effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

•	the amount per share by which the offering price per share and the net proceeds per share are less than our most recently determined NAV per share;

•	the relationship of recent market prices of par common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;

•	whether the estimated offering price would closely approximate the market value of shares of our common stock;

•	the potential market impact of being able to raise capital during the current financial market difficulties;

•	the nature of any new investors anticipated to acquire shares of our common stock in the offering;

•	the anticipated rate of return on and quality, type and availability of investments; and

•	the leverage available to us.

Our Board of Directors will also consider the fact that sales of shares of common stock at a discount will benefit our Adviser as our Adviser will ultimately earn additional investment management fees on the proceeds of such offerings, as it would from the offering of any other securities of the Company or from the offering of common stock at a premium to NAV per share.

We will not sell shares of our common stock under this prospectus or an accompanying prospectus supplement pursuant to the Stockholder Approval without first filing a post-effective amendment to the registration statement if the cumulative dilution to the Company’s NAV per share from offerings under the registration statement exceeds 15%. This would be measured separately for each offering pursuant to the registration statement by calculating the percentage dilution or accretion to aggregate NAV from that offering and then summing the percentage from each offering. For example, if our most recently determined NAV per share at the time of the first offering is $10.00 and we have 140 million shares outstanding, the sale of 35 million shares at net proceeds to us of $5.00 per share (a 50% discount) would produce dilution of 10%. If we subsequently determined that our NAV per share increased to $11.00 on the then 175 million shares outstanding and then made an additional offering, we could, for example, sell approximately an additional 43.75 million shares at net proceeds to us of $8.25 per share, which would produce dilution of 5%, before we would reach the aggregate 15% limit. If we file a new post-effective amendment, the threshold would reset.

Sales by us of our common stock at a discount from NAV per share pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering. Any sale of common stock at a price below NAV per share would result in an immediate dilution to existing common stockholders who do not participate in such sale on at least a pro-rata basis. See “Risk Factors-Risks Related to an Investment in Our Common or Preferred Stock.”

The following three headings and accompanying tables explain and provide hypothetical examples on the impact of an offering of our common stock at a price less than NAV per share on three different types of investors:

•	existing stockholders who do not purchase any shares in the offering;

•	existing stockholders who purchase a relative small amount of shares in the offering or a relatively large amount of shares in the offering; and

•	new investors who become stockholders by purchasing shares in the offering.

Impact on Existing Stockholders Who Do Not Participate in an Offering

Our existing common stockholders who do not participate in an offering below NAV per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the NAV of the common shares they hold and their NAV per common share. These common stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per common share. This decrease could be more pronounced as the size of the offering and level of discounts increase. Further, if current common stockholders do not purchase any shares to maintain their percentage interest, regardless of whether such offering is above or below the then current NAV, their voting power will be diluted.

The following table illustrates the level of NAV dilution that would be experienced by a nonparticipating common stockholder in three different hypothetical offerings of different sizes and levels of discount from NAV per common share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

The examples assume that we have 1,000,000 common shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current NAV and NAV per common share are thus $10,000,000 and $10.00. The table illustrates the dilutive effect on a nonparticipating common stockholder of (1) an offering of 50,000 shares of common stock (5% of the outstanding common shares) at $9.50 per share after offering expenses and commission (a 5% discount from NAV), (2) an offering of 100,000 shares (10% of the outstanding common shares) at $9.00 per share after offering expenses and commissions (a 10% discount from NAV) and (3) an offering of 250,000 shares of common stock (25% of the outstanding common shares) at $7.50 per common share after offering expenses and commissions (a 25% discount from NAV). The prospectus supplement pursuant to which any discounted offering is made will include a chart based on the actual number of shares of common stock in such offering and the actual discount to the most recently determined NAV.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change

Offering Price
Price per Common Share to Public	—	$10.00	—	$9.47	—	$7.90	—
Net Proceeds per Common Share to Issuer	—	$9.50	—	$9.00	—	$7.50	—
Decrease to NAV
Total Common Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%
NAV per Common Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.50	5.00%
Dilution to Stockholder
Common Shares Held by Stockholder	10,000	10,000	—	10,000	—	10,000	—
Percentage Held by Common Stockholder	1.0%	0.95%	(4.76)%	0.91%	(9.09)%	0.83%	(16.67)%
Total Asset Values
Total NAV Held by Common Stockholder	$100,000	$99,800	(0.20)%	$99,100	(0.90)%	$95,000	(5.00)%
Total Investment by Common Stockholder (Assumed to be $10.00 per Common Share)	$100,000	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Common Stockholder (Total NAV Less Total Investment)	—	$(200)	—	$(900)	—	$5,000	—
Per Share Amounts
NAV Per Share Held by Common Stockholder	—	$9.98	—	$9.91	—	$9.50	—
Investment per Share Held by Common Stockholder (Assumed to be $10.00 per Common Share on Common Shares Held prior to Sale)	$10.00	$10.00	—	$10.00	—	$10.00	—
Dilution per Common Share Held by Stockholder (NAV per Common Share Less Investment per Share)	—	$(0.02)	—	$(0.09)	—	$(0.50)	—
Percentage Dilution to Common Stockholder (Dilution per Common Share Divided by Investment per Common Share)	—	—	(0.20)%	—	(0.90)%	—	(5.00)%

Impact on Existing Stockholders Who Do Participate in an Offering

Our existing common stockholders who participate in an offering below NAV per common share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating common stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our common shares immediately prior to the offering. The level of NAV dilution will decrease as the number of common shares such stockholders purchase increases. Existing common stockholders who buy more than such percentage will experience NAV dilution but will, in contrast to existing common stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in NAV per common share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares such common stockholder purchases increases. Even a common stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such common stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

The following chart illustrates the level of dilution and accretion in the hypothetical 25% discount offering from the prior chart for a common stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 1,250 shares, which is 0.50% of the offering 250,000 common shares rather than its 1% proportionate share) and (2) 150% of such percentage (i.e., 3,750 shares, which is 1.50% of an offering of 250,000 common shares rather than its 1% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a chart for this example based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per common share. It is not possible to predict the level of market price decline that may occur.

		50% Participation		150% Participation
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change

Offering Price
Price per Common Share to Public	—	$7.90	—	$7.90	—
Net Proceeds per Common Share to Issuer	—	$7.50	—	$7.50	—
Increases in Shares and Decrease to NAV
Total Common Shares Outstanding	1,000,000	1,250,000	25.00%	1,250,000	25.00%
NAV per Common Share	$10.00	$9.50	5.00%	$9.50	5.00%
Dilution/Accretion to Common Stockholder
Common Shares Held by Stockholder	10,000	11,250	12.50%	13,750	37.50%
Percentage Held by Common Stockholder	1.0%	0.90%	10.00%	1.10%	10.00%
Total Asset Values
Total NAV Held by Common Stockholder	$100,000	$106,875	6.88%	$130,625	30.63%
Total Investment by Common Stockholder (Assumed to be $10.00 per Common Share on Common Shares Held prior to Sale)	$100,000	$109,875	—	$129,625	—
Total Dilution/Accretion to Common Stockholder (Total NAV Less Total Investment)	—	3,000	—	$1,000	—
Per Common Share Amounts
NAV Per Common Share Held by Stockholder	—	$9.50	—	$9.50	—
Investment per Common Share Held by Stockholder (Assumed to be $10.00 per Common Share on Common Shares Held prior to Sale)	$10.00	$9.77	2.33%	$9.43	5.73%
Dilution/Accretion per Common Share Held by Stockholder (NAV per Common Share Less Investment per Common Share)	—	$0.27	—	$0.07	—
Percentage Dilution/Accretion to Stockholder (Dilution/Accretion per Common Share Divided by Investment per Common Share)	—	—	2.73%	—	0.77%

Impact on New Investors

Investors who are not currently stockholders, but who participate in an offering below NAV and whose investment per common share is greater than the resulting NAV per share (due to selling compensation and expenses paid by us) will experience an immediate decrease, albeit small, in the NAV of their shares and their NAV per share compared to the price they pay for their shares of common stock. Investors who are not currently stockholders and who participate in an offering below NAV per common share and whose investment per common share is also less than the resulting NAV per common share due to selling compensation and expenses paid by the issuer being significantly less than the discount per common share will experience an immediate increase in the NAV of their shares and their NAV per share compared to the price they pay for their shares of common stock. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new common stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same 5%, 10% and 25% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (1%) of the common shares in the offering as the common stockholder in the prior examples held immediately prior to the offering, The prospectus supplement pursuant to which any discounted offering is made will include a chart for this example based on the actual number of common shares in such offering and the actual discount from the most recently determined NAV per common share. It is not possible to predict the level of market price decline that may occur.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change

Offering Price
Price per Common Share to Public	—	$10.00	—	$9.47	—	$7.90	—
Net Proceeds per Common Share to Issuer	—	$9.50	—	$9.00	—	$7.50	—
Decrease to NAV
Total Common Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%
NAV per Common Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.50	5.00%
Dilution/Accretion to Common Stockholder
Common Shares Held by Stockholder	—	500	—	1,000	—	2,500	—
Percentage Held by Common Stockholder	0.0%	0.05%	—	0.09%	—	0.20%	—
Total Asset Values
Total NAV Held by Common Stockholder	—	$4,990	—	$9,910	—	$23,750	—
Total Investment by Common Stockholder	—	$5,000	—	$9,470	—	$19,750	—
Total Dilution/Accretion to Common Stockholder (Total NAV Less Total Investment)	—	$(10)	—	$440	—	$4,000	—
Per Common Share Amounts
NAV Per Common Share Held by Common Stockholder	—	$9.98	—	$9.91	—	$9.50	—
Investment per Share Held by Common Stockholder	—	$10.00	—	$9.47	—	$7.90	—
Dilution/Accretion per Common Share Held by Common Stockholder (NAV per Common Share Less Investment per Common Share)	—	$(0.02)	—	$0.44	—	$1.60	—
Percentage Dilution/Accretion to Common Stockholder (Dilution/Accretion per Common Share Divided by Investment per Common Share)	—	—	(0.20)%	—	4.65%	—	20.25%

SENIOR SECURITIES

Information about our senior securities is shown in the following table as of March 31, 2014, (the end of our fiscal year of operations) and for the years indicated in the table, unless otherwise noted. The annual information has been derived from our audited financial statements for each respective period, which have been audited by PricewaterhouseCoopers LLP, our independent registered public accounting firm. PricewaterhouseCoopers LLP’s report on the senior securities table as of March 31, 2014 is attached as an exhibit to the registration statement of which this prospectus is a part.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
7.125% Series A Cumulative Term Preferred Stock
March 31, 2014	$40,000,000	$2,978	$25.00	$26.53
March 31, 2013	40,000,000	2,725	25.00	26.92
March 31, 2012	40,000,000	2,676	25.00	24.97

Revolving credit facilities
March 31, 2014	61,250,000	2,978	—	N/A
March 31, 2013	31,000,000	2,725	—	N/A
March 31, 2012	—	N/A	—	N/A
March 31, 2011	—	N/A	—	N/A
March 31, 2010	27,800,000	2,814	—	N/A
March 31, 2009	110,265,000	2,930	—	N/A
March 31, 2008	144,835,000	2,422	—	N/A
March 31, 2007	100,000,000	3,228	—	N/A

Short-term loan
March 31, 2014	—	2,978	—	N/A
March 31, 2013	58,016,000	2,725	—	N/A
March 31, 2012	76,005,000	2,676	—	N/A
March 31, 2011	40,000,000	5,344	—	N/A
March 31, 2010	75,000,000	2,814	—	N/A

Secured borrowings(5)
March 31, 2014	5,000,000	2,978	—	N/A
March 31, 2013	5,000,000	2,725	—	N/A

(1)	Total amount of each class of senior securities outstanding as of the dates presented.
(2)	Asset coverage ratio is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness (including interest payable and guarantees). Asset coverage per unit is the asset coverage ratio expressed in terms of dollar amounts per one thousand dollars of indebtedness.
(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.
(4)	Only applicable to 7.125% Series A Cumulative Term Preferred Stock because the other senior securities are not registered for public trading. Average market value per unit is the average of the closing price of the shares on the NASDAQ during the last 10 trading days of the period.
(5)

In August 2012, we entered into a participation agreement with a third-party related to $5.0 million of our senior subordinated term debt investment in Ginsey. We evaluated whether the transaction should be accounted for as a sale or a financing-type transaction under the applicable guidance of ASC 860. Based on the terms of the participation agreement, we are required to treat the participation as a financing-type transaction. Specifically, the third-party has a senior claim to our remaining investment in the event of default by Ginsey which, in part, resulted in the loan participation bearing a rate of interest lower than the contractual rate established at origination. Therefore, our Consolidated Statements of Assets and Liabilities reflects the entire senior subordinated term debt investment in Ginsey and a corresponding $5.0 million secured borrowing liability. The secured borrowing has a stated interest rate of 7% and a maturity date of January 3, 2018.

BUSINESS

Overview

We were incorporated under the General Corporation Laws of the State of Delaware on February 18, 2005. On June 22, 2005 we completed an initial public offering and commenced operations. We operate as an externally managed, closed-end, non-diversified management investment company and have elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). For federal income tax purposes, we have elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to continue to qualify as a RIC for federal income tax purposes and obtain favorable RIC tax treatment, we must meet certain requirements, including certain minimum distribution requirements.

Investment Objectives and Strategy

Our investment objectives are to: (1) achieve and grow current income by investing in debt securities of established businesses that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time; and (2) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains. To achieve our objectives, our investment strategy is to invest in several categories of debt and equity securities, with each investment generally ranging from $5 million to $30 million, although investment size may vary, depending upon our total assets or available capital at the time of investment. We expect that our investment mix over time will consist of approximately 80% in debt securities and 20% in equity securities. However, as of June 30, 2014, our investment mix is approximately 73% in debt securities and 27% in equity securities, at cost. We may change our investment objectives without approval of the majority of holders of our securities.

In general, our investments in debt securities have a term of no more than seven years, accrue interest at variable rates (based on the London Interbank Offered Rate (“LIBOR”)) and, to a lesser extent, at fixed rates. We seek debt instruments that pay interest monthly or, at a minimum, quarterly, have a success fee or deferred interest provision and are primarily interest only with all principal and any accrued but unpaid interest due at maturity. Generally, success fees accrue at a set rate and are contractually due upon a change of control of the business. Some debt securities have deferred interest whereby some portion of the interest payment is added to the principal balance so that the interest is paid, together with the principal, at maturity. This form of deferred interest is often called “paid in kind” (“PIK”).

Typically, our equity investments consist of common stock, preferred stock, limited liability company interests, or warrants or options to purchase the foregoing. Often, these equity investments occur in connection with our original investment, buyouts and recapitalizations of a business, or refinancing existing debt.

From our initial public offering in 2005 to June 2014, we have invested in over 107 different companies, while making 109 consecutive monthly distributions to common stockholders.

We expect that our target portfolio over time will primarily include the following four categories of investments in private companies in the United States (“U.S.”):

•	Senior Debt Securities: We seek to invest a portion of our assets in senior debt securities also known as senior loans, senior term loans, lines of credit and senior notes. Using its assets as collateral, the borrower typically uses senior debt to cover a substantial portion of the funding needs of the business. The senior debt security usually takes the form of first priority liens on the assets of the business. Senior debt securities may include our participation and investment in the syndicated loan market, though we have none in our investment portfolio at this time.

•	Senior Subordinated Debt Securities: We seek to invest a portion of our assets in senior subordinated debt securities, also known as senior subordinated loans and senior subordinated notes. These senior subordinated debts also include second lien notes and may include participation and investment in syndicated second lien loans. Additionally, we may receive other yield enhancements, such as success fees, in connection with these senior subordinated debt securities.

•	Junior Subordinated Debt Securities: We seek to invest a portion of our assets in junior subordinated debt securities, also known as subordinated loans, subordinated notes and mezzanine loans. These junior subordinated debts include second lien notes and unsecured loans. Additionally, we may receive other yield enhancements and warrants to buy common and preferred stock or limited liability interests in connection with these junior subordinated debt securities.

•	Preferred and Common Equity/Equivalents: We seek to invest a portion of our assets in equity securities which consist of preferred and common equity or limited liability company interests, or warrants or options to acquire such securities, and are generally in combination with our debt investment in a business. Additionally, we may receive equity investments derived from restructurings on some of our existing debt investments. In many cases, we will own a significant portion of the equity which may include having voting control of the businesses in which we invest.

Additionally, pursuant to the 1940 Act, we must maintain at least 70% of our total assets in qualifying assets, which generally include each of the investment types listed above. Therefore, the 1940 Act permits us to invest up to 30% of our assets in other non-qualifying assets. See “—Regulation as a BDC— Qualifying Assets” for a discussion of the types of qualifying assets in which we are permitted to invest pursuant to Section 55(a) of the 1940 Act.

Because the majority of the loans in our portfolio consist of term debt in private companies that typically cannot or will not expend the resources to have their debt securities rated by a credit rating agency, we expect that most, if not all, of the debt securities we acquire will be unrated. Investors should assume that these loans would be rated below what is today considered “investment grade” quality. Investments rated below investment grade are often referred to as high yield securities or junk bonds and may be considered high risk, as compared to investment-grade debt instruments. In addition, many of our debt securities we hold typically do not amortize prior to maturity.

Investment Concentrations

As of June 30, 2014, our investment portfolio consisted of investments in 28 portfolio companies located in 14 states across 14 different industries with an aggregate fair value of $321.8 million, of which our investments in Acme Cryogenics, Inc. (“Acme”), SOG Specialty K&T, LLC (“SOG”), and Galaxy Tool Holdings Corp. (“Galaxy”), our three largest portfolio investments at fair value, collectively comprised $74.9 million, or 23.3%, of our total investment portfolio at fair value. The following table summarizes our investments by security type as of June 30 and March 31, 2014:

	June 30, 2014				March 31, 2014
	Cost		Fair Value		Cost		Fair Value
Senior debt	$197,053	51.1%	$177,599	55.2%	$196,293	51.2%	$169,870	54.0%
Senior subordinated debt	83,377	21.6	70,382	21.9	82,348	21.5	70,827	22.5

Total debt	280,430	72.7	247,981	77.1	278,641	72.7	240,697	76.5

Preferred equity	98,289	25.5	60,934	18.9	98,099	25.6	62,901	20.0
Common equity/equivalents	6,797	1.8	12,917	4.0	6,797	1.7	10,795	3.5

Total equity/equivalents	105,086	27.3	73,851	22.9	104,896	27.3	73,696	23.5

Total Investments	$385,516	100.0%	$321,832	100.0%	$383,537	100.0%	$314,393	100.0%

Investments at fair value consisted of the following industry classifications as of June 30 and March 31, 2014:

	June 30, 2014		March 31, 2014
	Fair Value	Percentage of Total Investments	Fair Value	Percentage of Total Investments
Diversified/Conglomerate Manufacturing	$53,998	16.8%	$54,845	17.4%
Chemicals, Plastics, and Rubber	53,223	16.5	52,753	16.8
Leisure, Amusement, Motion Pictures, Entertainment	38,468	12.0	39,867	12.7
Machinery (Non-agriculture, Non-construction, Non-electronic)	26,118	8.1	25,917	8.2
Automobile	25,670	8.0	25,735	8.2
Farming and Agriculture	24,462	7.6	20,557	6.5
Aerospace and Defense	22,186	6.9	18,512	5.9
Home and Office Furnishings, Housewares, and Durable Consumer Products	19,072	5.9	21,188	6.7
Containers, Packaging, and Glass	17,240	5.4	17,889	5.7
Cargo Transport	12,262	3.8	6,500	2.1
Beverage Food and Tobacco	11,206	3.5	13,050	4.2
Personal and Non-Durable Consumer Products (Manufacturing Only)	10,363	3.2	10,005	3.2
Buildings and Real Estate	7,564	2.3	7,575	2.4

Total Investments	$321,832	100.0%	$314,393	100.0%

Investments at fair value were included in the following geographic regions of the U.S. as of June 30 and March 31, 2014:

	June 30, 2014		March 31, 2014
	Fair Value	Percentage of Total Investments	Fair Value	Percentage of Total Investments
West	$115,853	36.0%	$117,781	37.5%
South	96,097	29.9	89,915	28.6
Northeast	66,990	20.8	67,862	21.6
Midwest	42,892	13.3	38,835	12.3

Total Investments	$321,832	100.0%	$314,393	100.0%

The geographic region indicates the location of the headquarters for our portfolio companies. A portfolio company may have additional business locations in other geographic regions.

Investment Principal Repayments

The following table summarizes the contractual principal repayment and maturity of our investment portfolio by fiscal year, assuming no voluntary prepayments, as of June 30, 2014:

		Amount
For the remaining nine months ending March 31:	2015	$47,463
For the fiscal year ending March 31:	2016	40,623
	2017	24,915
	2018	70,632
	2019	89,181
	Thereafter	7,616

	Total contractual repayments	$280,430
	Investments in equity securities	105,086

	Total cost basis of investments held at June 30, 2014:	$385,516

Receivables from Portfolio Companies

Receivables from portfolio companies represent non-recurring costs that we incurred on behalf of portfolio companies and are included in other assets on our accompanying Condensed Consolidated Statements of Assets and Liabilities. We maintain an allowance for uncollectible receivables from portfolio companies, which is determined based on historical experience and management’s expectations of future losses. We charge the accounts receivable to the established provision when collection efforts have been exhausted and the receivables are deemed uncollectible. As of June 30 and March 31, 2014, we had gross receivables from portfolio companies of $0.6 million and $0.9 million, respectively. The allowance for uncollectible receivables was $163 as of each of June 30 and March 31, 2014.

Our Investment Adviser and Administrator

Gladstone Management Corporation (the “Adviser”) is our affiliate, investment adviser, and a privately-held company led by a management team that has extensive experience in our lines of business. Another of our and the Adviser’s affiliates, a privately-held company, Gladstone Administration, LLC (the “Administrator”), employs, among others, our chief financial officer and treasurer, chief compliance officer, general counsel and secretary and their respective staffs. Excluding our chief financial officer and treasurer, all of our executive officers serve as directors or executive officers, or both, of the following of our affiliates: Gladstone Commercial Corporation (“Gladstone Commercial”), a publicly-traded real estate investment trust; Gladstone Capital Corporation (“Gladstone Capital”), a publicly-traded BDC and RIC; Gladstone Land Corporation (“Gladstone Land”), a publicly-traded real estate company that invests in farmland and farm related property; the Adviser; and the Administrator. Our chief financial officer and treasurer is also the treasurer of Gladstone Capital. David Gladstone, our chairman and chief executive officer, also serves on the board of managers of our affiliate, Gladstone Securities, LLC (“Gladstone Securities”), a privately-held broker-dealer registered with the Financial Industry Regulatory Authority (“FINRA”) and insured by the Securities Investor Protection Corporation.

The Adviser and Administrator also provide investment advisory and administrative services, respectively, to our affiliates, including, but not limited to, Gladstone Commercial; Gladstone Capital; and Gladstone Land. In the future, the Adviser and Administrator may provide investment advisory and administrative services, respectively, to other funds and companies, both public and private.

We have been externally managed by the Adviser pursuant to an investment advisory and management agreement and our Administrator has provided administration services to us under an administration agreement since June 22, 2005. The Adviser was organized as a corporation under the laws of the State of Delaware on July 2, 2002, and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Administrator was organized as a limited liability company under the laws of the State of Delaware on March 18, 2005. The Adviser and Administrator are headquartered in McLean, Virginia, a suburb of Washington, D.C., and the Advisor also has offices in several other states.

Investment Process

Overview of Investment and Approval Process

To originate investments, the Adviser’s investment professionals use an extensive referral network comprised primarily of private equity sponsors, venture capitalists, leveraged buyout funds, investment bankers, attorneys, accountants, commercial bankers and business brokers. The Adviser’s investment professionals review information received from these and other sources in search of potential financing opportunities. If a potential opportunity matches our investment objectives, the investment professionals will seek an initial screening of the opportunity with our president, David Dullum, to authorize the submission of an indication of interest (“IOI”) to the prospective portfolio company. If the prospective portfolio company passes this initial screening and the IOI is accepted by the prospective company, the investment professionals will seek approval to issue a letter of intent (“LOI”) from the Adviser’s investment committee, which is composed of David Gladstone (our chairman and chief executive officer), Terry Lee Brubaker (our vice chairman, chief operating officer and assistant secretary), and Mr. Dullum, to the prospective company. If this LOI is issued, then professionals from the Adviser and Gladstone Securities (the “Due Diligence Team”) will conduct a due diligence investigation and create a detailed profile summarizing the prospective portfolio company’s historical financial statements, industry, competitive position and management team and analyzing its conformity to our general investment criteria. The investment professionals then present this profile to the Adviser’s investment committee, which must approve each investment. Further, each investment is available for review by the members of our board of directors (our “Board of Directors”), a majority of whom are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act.

Prospective Portfolio Company Characteristics

We have identified certain characteristics that we believe are important in identifying and investing in prospective portfolio companies. The criteria listed below provide general guidelines for our investment decisions, although not all of these criteria may be met by each portfolio company.

•	Value-and-Income Orientation and Positive Cash Flow. Our investment philosophy places a premium on fundamental analysis from an investor’s perspective and has a distinct value-and-income orientation. In seeking value, we focus on established companies in which we can invest at relatively low multiples of earnings before interest, taxes, depreciation and amortization (“EBITDA”), and that have positive operating cash flow at the time of investment. In seeking income, we typically invest in companies that generate relatively stable to growing sales and cash flow to provide some assurance that they will be able to service their debt. We do not expect to invest in start-up companies or companies with what we believe to be speculative business plans.

•	Experienced Management. We require that the businesses in which we invest have experienced management teams or a hiring plan in place to install an experienced management team. We also require the businesses to have in place proper incentives to induce management to succeed and act in concert with our interests as investors, including having significant equity or other interests in the financial performance of their companies.

•	Strong Competitive Position in an Industry. We seek to invest in businesses that have developed strong market positions within their respective markets and that we believe are well-positioned to capitalize on growth opportunities. We seek businesses that demonstrate significant competitive advantages versus their competitors, which we believe will help to protect their market positions and profitability.

•	Liquidation Value of Assets. The projected liquidation value of the assets, if any, is an important factor in our investment analysis in collateralizing our debt securities.

Extensive Due Diligence

Our Due Diligence Team conducts what we believe are extensive due diligence investigations of our prospective portfolio companies and investment opportunities. The due diligence investigation may begin with a review of publicly available information followed by in depth business analysis, including, but not limited to, some or all of the following:

•	a review of the prospective portfolio company’s historical and projected financial information, including a quality of earnings analysis;

•	visits to the prospective portfolio company’s business site(s);

•	interviews with the prospective portfolio company’s management, employees, customers and vendors;

•	review of loan documents and material contracts;

•	background checks and a management capabilities assessment on the prospective portfolio company’s management team; and

•	research on the prospective portfolio company’s products, services or particular industry and its competitive position therein.

Upon completion of a due diligence investigation and a decision to proceed with an investment, the Adviser’s investment professionals who have primary responsibility for the investment present the investment opportunity to the Adviser’s investment committee. The investment committee then determines whether to pursue the potential investment. Additional due diligence of a potential investment may be conducted on our behalf by attorneys and independent accountants, as well as other outside advisers, prior to the closing of the investment, as appropriate.

We also rely on the long-term relationships that the Adviser’s investment professionals have with venture capitalists, leveraged buyout funds, investment bankers, commercial bankers, private equity sponsors, attorneys, accountants and business brokers. In addition, the extensive direct experiences of our executive officers and managing directors in the operations of and providing debt and equity capital to small and medium-sized private businesses plays a significant role in our investment evaluation and assessment of risk.

Investment Structure

Once the Adviser has determined that an investment meets our standards and investment criteria, the Adviser works with the management of that company and other capital providers to structure the transaction in a way that we believe will provide us with the greatest opportunity to maximize our return on the investment, while providing appropriate incentives to management of the company. As discussed above, the capital classes through which we typically structure a deal include senior debt, senior subordinated debt, junior subordinated debt, and preferred and common equity or equivalents. Through its risk management process, the Adviser seeks to limit the downside risk of our investments by:

•	making investments with an expected total return (including both interest and potential equity appreciation) that it believes compensates us for the credit risk of the investment;

•	seeking collateral or superior positions in the portfolio company’s capital structure where possible;

•	incorporating put rights and call protection into the investment structure where possible;

•	negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility as possible in managing their businesses, consistent with preserving our capital; and

•	holding board seats or securing board observation rights at the portfolio company.

We expect to hold most of our investments in senior debt and senior and junior subordinated debt until maturity or repayment, but may sell our investments (including our equity investments) earlier if a liquidity event takes place, such as the sale or recapitalization of a portfolio company or, in the case of an equity investment in a company, its initial public offering. Occasionally, we may sell some or all of our investment interests in a portfolio company to a third party, such as an existing investor in the portfolio company, in a privately negotiated transaction.

Competitive Advantages

A large number of entities compete with us and make the types of investments that we seek to make in small and medium-sized privately-owned businesses. Such competitors include private equity funds, leveraged buyout funds, other BDCs, venture capital funds, investment banks and other equity and non-equity based investment funds, and other financing sources, including traditional financial services companies such as commercial banks. Many of our competitors are substantially larger than we are and have considerably greater funding sources that are not available to us. In addition, certain of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments, establish more relationships and build their market shares. Furthermore, many of these competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC. However, we believe that we have the following competitive advantages over many other providers of financing to small and medium-sized businesses.

Management Expertise

David Gladstone, our chairman and chief executive officer, is also the chairman and chief executive officer of the Adviser and its affiliated companies, other than Gladstone Securities, (the “Gladstone Companies”) and has been involved in all aspects of the Gladstone Companies’ investment activities, including serving as a member of the Adviser’s investment committee. David Dullum, our president and a director, has extensive experience in private equity investing in middle market companies. Terry Lee Brubaker, our vice chairman, chief operating officer and assistant secretary, has substantial experience in acquisitions and operations of companies. Messrs. Gladstone and Brubaker also have principal management responsibility for the Adviser as its senior executive officers. These two individuals dedicate a significant portion of their time to managing our investment portfolio. Our senior management has extensive experience providing capital to small and medium-sized companies and has worked together at the Gladstone Companies for more than ten years. In addition, we have access to the resources and expertise of the Adviser’s investment professionals and support staff who possess a broad range of transactional, financial, managerial, and investment skills.

Increased Access to Investment Opportunities Developed Through Extensive Network of Contacts

The Adviser seeks to identify potential investments through active origination and due diligence and through its dialogue with numerous management teams, members of the financial community and potential corporate partners with whom the Adviser’s investment professionals have long-term relationships. We believe that the Adviser’s investment professionals have developed a broad network of contacts within the investment, commercial banking, private equity and investment management communities, and that their reputation in investment management enables us to identify well-positioned prospective portfolio companies, which provide attractive investment opportunities. Additionally, the Adviser expects to generate information from its professionals’ network of accountants, consultants, lawyers and management teams of portfolio companies and other companies.

Disciplined, Value and Income-Oriented Investment Philosophy with a Focus on Preservation of Capital

In making its investment decisions, the Adviser focuses on the risk and reward profile of each prospective portfolio company, seeking to minimize the risk of capital loss without foregoing the potential for capital appreciation. We expect the Adviser to use the same value and income-oriented investment philosophy that its professionals use in the management of the other Gladstone Companies and to commit resources to manage downside exposure. The Adviser’s approach seeks to reduce our risk in investments by using some or all of the following approaches:

•	focusing on companies with good market positions and cash flow;

•	investing in businesses with experienced and established management teams;

•	engaging in extensive due diligence from the perspective of a long-term investor;

•	investing at low price-to-cash flow multiples; and

•	adopting flexible transaction structures by drawing on the experience of the investment professionals of the Adviser and its affiliates.

Longer Investment Horizon

Unlike private equity and venture capital funds that are typically organized as finite-life partnerships, we are not subject to standard periodic capital return requirements. The partnership agreements of most private equity and venture capital funds typically provide that these funds may only invest investors’ capital once and must return all capital and realized gains to investors within a finite time period, often seven to ten years. These provisions often force private equity and venture capital funds to seek returns on their investments by causing their portfolio companies to pursue mergers, public equity offerings, or other liquidity events more quickly than might otherwise be optimal or desirable, potentially resulting in a lower overall return to investors and/or an adverse impact on their portfolio companies. In contrast, we are a corporation of perpetual duration and are exchange-traded. We believe that our flexibility to make investments with a long-term view and without the capital return requirements of traditional private investment vehicles provides us with the opportunity to achieve greater long-term returns on invested capital.

Flexible Transaction Structuring

We believe our management team’s broad expertise and its ability to draw upon many years of combined experience enables the Adviser to identify, assess, and structure investments successfully across all levels of a company’s capital structure and manage potential risk and return at all stages of the economic cycle. We are not subject to many of the regulatory limitations that govern traditional lending institutions, such as banks. As a result, we are flexible in selecting and structuring investments, adjusting investment criteria and transaction structures and, in some cases, the types of securities in which we invest. We believe that this approach enables the Adviser to identify attractive investment opportunities that will continue to generate current income and capital gain potential throughout the economic cycle, including during turbulent periods in the capital markets.

Leverage

For the purpose of making investments and taking advantage of favorable interest rates, we may issue senior securities up to the maximum amount permitted by the 1940 Act. The 1940 Act currently permits us to issue senior securities representing indebtedness and senior securities that are stock, to which we refer collectively as “Senior Securities,” in amounts such that we maintain an asset coverage ratio, as defined in Section 18(h) of the 1940 Act, of at least 200% on each such Senior Security immediately after each issuance of such Senior Security. We may also incur such indebtedness to repurchase our common stock. As a result of incurring indebtedness generally, such as through our revolving line of credit or issuing senior securities representing indebtedness, such as our 7.125% Series A Cumulative Term Preferred Stock (our “Term Preferred Stock”), we are exposed to the risks of leverage. Although borrowing money for investments increases the potential for gain, it also increases the risk of a loss. A decrease in the value of our investments will have a greater impact on the value of our common stock to the extent that we have borrowed money to make investments. There is a possibility that the costs of borrowing could exceed the income we receive on the investments we make with such borrowed funds. Our Board of Directors is authorized to provide for the issuance of Senior Securities with such preferences, powers, rights and privileges as it deems appropriate, subject to the requirements of the 1940 Act. See “—Regulation as a BDC—Asset Coverage” for a discussion of our leveraging constraints and “Risk Factors—Risks Related to Our External Financing” for further discussion of certain leveraging risks.

Ongoing Management of Investments and Portfolio Company Relationships

The Adviser’s investment professionals actively oversee each investment by continuously evaluating the portfolio company’s performance and typically working collaboratively with the portfolio company’s management to identify and incorporate best resources and practices that help us achieve our projected investment performance.

Monitoring

The Adviser’s investment professionals monitor the financial performance, trends, and changing risks of each portfolio company on an ongoing basis to determine if each company is performing within expectations and to guide the portfolio company’s management in taking the appropriate courses of action. The Adviser employs various methods of evaluating and monitoring the performance of our investments in portfolio companies, which can include the following:

•	monthly analysis of financial and operating performance;

•	assessment of the portfolio company’s performance against its business plan and our investment expectations;

•	assessment of the investment’s risks;

•	attendance at and participation in the portfolio company’s board of directors or management meetings;

•	assessment of portfolio company management, sponsor, governance and strategic direction;

•	assessment of the portfolio company’s industry and competitive environment; and

•	review and assessment of the portfolio company’s operating outlook and financial projections.

Relationship Management

The Adviser’s investment professionals interact with various parties involved with a portfolio company, or investment, by actively engaging with internal and external constituents, including:

•	management;

•	boards of directors;

•	financial sponsors;

•	capital partners;

•	auditors; and

•	advisers and consultants.

Managerial Assistance and Services

As a BDC, we make available significant managerial assistance to our portfolio companies. Neither we, nor the Adviser, currently receive fees in connection with the managerial assistance we make available. The Adviser may also provide services other than managerial assistance to our portfolio companies and receive fees therefor. Such services may include, but are not limited to: (i) assistance obtaining, sourcing or structuring credit facilities, long term loans or additional equity from un-affiliated third parties; (ii) negotiating important contractual financial relationships; (iii) consulting services regarding restructuring of the portfolio company and financial modeling as it relates to raising additional debt and equity capital from unaffiliated third parties; and (iv) primary role in interviewing, vetting and negotiating employment contracts with candidates in connection with adding and retaining key portfolio company management team members. At the end of each quarter, 50% of certain of these fees and 100% of others historically were credited against the base management fee that we would otherwise be required to pay to our Adviser. Effective October 1, 2013, pursuant to a resolution at a meeting of our Board of Directors, 100% of all these fees are credited against the base management fee that we would otherwise be required to pay to our Adviser; however, pursuant to the terms of the Advisory Agreement, a small percentage of certain of such fees, primarily for valuation of the portfolio company, is retained by the Adviser in the form of reimbursement at cost for certain tasks completed by personnel of the Adviser.

In February 2011, Gladstone Securities started providing other services (such as investment banking and due diligence services) to certain of our portfolio companies. Any such fees paid by portfolio companies to Gladstone Securities do not impact the overall fees we pay to the Adviser or the overall fees credited against the base management fee.

Valuation Process

The following is a general description of the valuation steps that professionals from the Adviser and Administrator (the “Valuation Team”) take each quarter to determine the value of our investment portfolio. The Valuation Team values our investments in accordance with the requirements of the 1940 Act. We value securities for which market quotations are readily available at their market value. We value all other securities and assets at fair value as determined in good faith by our Board of Directors. In determining the value of our investments, the Valuation Team has established an investment valuation policy (the “Policy”). The Policy has been approved by our Board of Directors and each quarter the Board of Directors reviews whether the Valuation Team have applied the Policy consistently and votes whether or not to accept the recommended valuation of our investment portfolio. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been obtained had a ready market for the securities existed. Investments for which market quotations are readily available are recorded in our financial statements at such market quotations. With respect to any investments for which market quotations are not readily available, we perform the following valuation process each quarter:

•	Quarterly, each portfolio company or investment is initially assessed by the Valuation Team’s investment professionals responsible for the investment, using the Policy;

•	Preliminary valuation conclusions are then discussed with our management, and documented, along with any independent opinions of value provided by Standard & Poor’s Securities Evaluations, Inc. (“SPSE”), for review by our Board of Directors;

•	Next, our Board of Directors reviews this documentation and discusses the information provided by the Valuation Team, and the opinions of value provided by SPSE to arrive at a determination that the Policy has been followed for determining the aggregate fair value of our portfolio of investments.

Our valuation policies, procedures and processes are more fully described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies—Investment Valuation.”

Investment Advisory and Management Agreement

We entered into an investment advisory and management agreement with the Adviser (the “Advisory Agreement”). In accordance with the Advisory Agreement, we pay the Adviser fees as compensation for its services, consisting of a base management fee and an incentive fee. On July 15, 2014, our Board of Directors approved the annual renewal of the Advisory Agreement with the Adviser through August 31, 2015. Mr. Gladstone, our chairman and chief executive officer, controls the Adviser.

Base Management Fee

The base management fee is computed and payable quarterly and is assessed at an annual rate of 2%. It is computed on the basis of the value of our average gross assets at the end of the two most recently completed quarters, which are total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings. As a BDC, we make available significant managerial assistance to our portfolio companies and provide other services to such portfolio companies. Although neither we nor our Adviser receive fees in connection with managerial assistance, the Adviser provides other services to our portfolio companies and receives fees for these other services. 50% of certain of these fees and 100% of others historically have been credited against the base management fee that we would otherwise be required to pay to our Adviser. Effective October 1, 2013, 100% of all these fees are credited against the base management fee that we would otherwise be required to pay to our Adviser; however, pursuant to the terms of the Advisory Agreement, a small percentage of certain of such fees is retained by the Adviser in the form of reimbursement for certain tasks completed by personnel of the Adviser.

Incentive Fee

The income-based incentive fee rewards the Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of our net assets (the “hurdle rate”). We will pay the Adviser an income-based incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate (7.0% annualized);

•	100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

•	20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive fee net investment income

(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income

allocated to income-related portion of incentive fee

The second part of the incentive fee is a capital gains-based incentive fee that will be determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date) and equals 20% of our realized capital gains as of the end of the fiscal year. In determining the capital gains-based incentive fee payable to the Adviser, we will calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the aggregate net unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in our portfolio. For this purpose, cumulative aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since our inception. Cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the original cost of such investment since our inception. Aggregate net unrealized capital depreciation equals the sum of the difference, if negative, between the valuation of each investment as of the applicable calculation date and the original cost of such investment. At the end of the applicable year, the amount of capital gains that serves as the basis for our calculation of the capital gains-based incentive fee equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less aggregate net unrealized capital depreciation, with respect to our portfolio of investments. If this number is positive at the end of such year, then the capital gains-based incentive fee for such year equals 20% of such amount, less the aggregate amount of any capital gains-based incentive fees paid in respect of our portfolio in all prior years. No capital gains-based incentive fee has been recorded since our inception through June 30, 2014, as cumulative net unrealized capital depreciation has exceeded cumulative realized capital gains net of cumulative realized capital losses.

Additionally, in accordance with accounting principles generally accepted in the U.S. (“GAAP”), a capital gains-based incentive fee accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the capital gains-based incentive fee plus the aggregate cumulative unrealized capital appreciation. If such amount is positive at the end of a period, then GAAP requires us to record a capital gains-based incentive fee equal to 20% of such amount, less the aggregate amount of actual capital gains-based incentive fees paid in all prior years. If such amount is negative, then there is no accrual for such year. GAAP requires that the capital gains-based incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains-based incentive fee would be payable if such unrealized capital appreciation were realized. There can be no assurance that such unrealized capital appreciation will be realized in the future. No GAAP accrual for a capital gains-based incentive fee has been recorded from our inception through June 30, 2014.

Administration Agreement

We have entered into an administration agreement (the “Administration Agreement”) with the Administrator, whereby we pay separately for administrative services. The Administration Agreement provides for payments equal to our allocable portion of the Administrator’s overhead expenses in performing its obligations under the Administration Agreement, including, but not limited to, rent and the salaries and benefits expenses of our chief financial officer and treasurer, chief compliance officer, general counsel and secretary, who also serves as the Administrator’s president, and their respective staffs. Our allocable portion of administrative expenses is generally derived by multiplying the Administrator’s total allocable expenses by the percentage of our total assets at the beginning of the quarter in comparison to the total assets at the beginning of the quarter of all companies serviced by the Administrator under similar agreements. On July 15, 2014, our Board of Directors approved the annual renewal of the Administration Agreement through August 31, 2015.

Staffing

We do not currently have any employees and do not expect to have any employees in the foreseeable future. Currently, services necessary for our business are provided by individuals who are employees of our Adviser or our Administrator pursuant to the terms of the Advisory Agreement and the Administration Agreement, respectively. No employee of our Adviser and our Administrator will dedicate all of his or her time to us. However, we expect that 25-30 full time employees of our Adviser and our Administrator will spend substantial time on our matters during the remainder of calendar year 2014 and all of calendar year 2015. To the extent we acquire more investments, we anticipate that the number of employees of our Adviser and our Administrator who devote time to our matters will increase.

As of May 23, 2014, our Adviser and Administrator collectively had 60 full-time employees. A breakdown of these employees is summarized by functional area in the table below:

Number of Individuals	Functional Area
11	Executive Management
34	Investment Management, Portfolio Management and Due Diligence
15	Administration, Accounting, Compliance, Human Resources, Legal and Treasury

Properties

We do not own any real estate or other physical properties materially important to our operations. Gladstone Management Corporation is the current leaseholder of all properties in which we operate. We occupy these premises pursuant to the Advisory Agreement and Administration Agreement. Our Adviser and Administrator are headquartered in McLean, Virginia and our Adviser also has offices in several other states.

Legal Proceedings

From time to time, we may become involved in various investigations, claims and legal proceedings that arise in the ordinary course of our business. Furthermore, third parties may try to seek to impose liability on us in connection with the activities of our portfolio companies. While we do not expect that the resolution of these matters if they arise would materially affect our business, financial condition or results of operations, resolution will be subject to various uncertainties and could result in the expenditure of significant financial and managerial resources.

PORTFOLIO COMPANIES

The following table sets forth certain information as of June 30, 2014, regarding each portfolio company in which we had a debt or equity security as of such date. All such investments have been made in accordance with our investment policies and procedures described in this prospectus.

Company(A)	Industry	Investment	Percentage of Class Held on a Fully Diluted Basis		Cost	Fair Value
					(Dollar amounts in thousands) (unaudited)
CONTROL INVESTMENTS:
Galaxy Tool Holding Corp. 1111 Industrial Rd. Winfield, KS 67156	Aerospace and Defense	Senior Subordinated Term Debt	$		$15,520	$15,520
		Preferred Stock		74.7%	11,464	6,666
		Common Stock		55.0%	48	—

					27,032	22,186

Total Control Investments (represents 6.9% of total investments at fair value)					$27,032	$22,186

AFFILIATE INVESTMENTS:
Alloy Die Casting Corp. 6550 Caballero Blvd	Diversified/Conglomerate Manufacturing	Senior Term Debt			12,215	12,230
Buena Park, CA 90620		Preferred Stock		70%	4,064	906
		Common Stock		70%	41	—

					16,320	13,136
Behrens Manufacturing, LLC 1250 E 8th St. Winona, MN 55987	Diversified/Conglomerate Manufacturing	Senior Term Debt	$		$9,975	$9,975
		Preferred Stock		58.5%	2,922	3,232

					12,897	13,207

Channel Technologies Group, LLC 879 Ward Drive Santa Barbara, CA 93111	Diversified/Conglomerate Manufacturing	Preferred Stock		7.9%	2,864	2,353
		Common Stock		7.5%	—	—

					2,864	2,353

Danco Acquisition Corp. 950 George St. Santa Clara, CA 95054	Diversified/Conglomerate Manufacturing	Line of Credit, $700 available			3,850	578
		Senior Term Debt			2,575	386
		Senior Term Debt			8,795	1,319
		Senior Term Debt			1,150	173
		Preferred Stock		59.5%	2,500	—
		Common Stock		92.5%	3	—

					18,873	2,456

Edge Adhesives Holdings, Inc. 5117 Northeast Pkwy Fort Worth, TX 76106	Diversified/Conglomerate Manufacturing	Line of Credit, $705 available			795	1,156
		Senior Term Debt			9,300	9,335
		Senior Subordinated Term Debt			2,400	2,412
		Preferred Stock		43.4%	3,474	4,192

					15,969	17,095

Company(A)	Industry	Investment	Percentage of Class Held on a Fully Diluted Basis		Cost	Fair Value
					(Dollar amounts in thousands) (unaudited)
Head Country Food Products, Inc. 2116 North Ash St. Ponca City, OK 74601	Beverage, Food and Tobacco	Line of Credit, $500 available		—	—	—
		Senior Term Debt			9,050	9,050
		Preferred Stock		88.9%	4,000	2,156

					13,050	11,206

Meridian Rack & Pinion, Inc. 6740 Cobra Way San Diego, CA 92121	Automobile	Senior Term Debt			9,660	9,684
		Preferred Stock		54.4%	3,381	3,552

					13,041	13,236

NDLI Inc. 11335 Clay Rd Ste. 100 Houston, TX 77041	Cargo Transport	Line of Credit, $0 available			800	640
		Senior Term Debt			7,227	5,782
		Senior Term Debt			3,650	2,920
		Senior Term Debt			3,650	2,920
		Preferred Stock		100%	2,600	—
		Common Stock		100%	—	—

					17,927	12,262

SOG Specialty K&T, LLC 6521 212th St. SW Lynnwood, WA 98036	Leisure, Amusement, Motion Pictures, Entertainment	Senior Term Debt			6,200	6,200
		Senior Term Debt			12,199	12,199
		Preferred Stock		70.9%	9,749	6,987

					28,148	25,386

Tread Corp. 176 Eastpark Dr. Roanoke, VA 24019	Oil and Gas	Line of Credit, $779 available			3,221	—
		Senior Subordinated Term Debt			5,000	—
		Senior Subordinated Term Debt			2,750	—
		Senior Subordinated Term Debt			1,000	—
		Senior Subordinated Term Debt			510	—
		Preferred Stock		83.2%	3,333	—
		Common Stock		89.7%	501	—
		Common Stock Warrants		89.7%	3	—

					16,318	—

Total Affiliate Investments (represents 34.3% of total investments at fair value)					$155,767	$110,337

NON-CONTROL/NON-AFFILIATE INVESTMENTS:
Acme Cryogenics, Inc.	Chemicals, Plastics, and Rubber	Senior Subordinated Term Debt	$		$14,500	$14,500
2801 Mitchell Avenue		Preferred Stock		84.7%	6,984	12,396
Allentown, PA 18103		Common Stock		69.5%	1,045	—
		Common Stock Warrants		69.5%	25	—

					22,554	27,322

Auto Safety House, LLC 2630 W. Buckey Rd.	Automobile	Revolving Credit Facility, $1,000 available			5,000	4,919
Phoenix, AZ 85009		Guaranty
		Guaranty

					5,000	4,919

Company(A)	Industry	Investment	Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value
				(Dollar amounts in thousands) (unaudited)
B-Dry, LLC	Buildings and Real Estate	Line of Credit, $0 available		750	563
13876 Cravath Place		Senior Term Debt		6,443	4,864
Woodbridge, VA 22191		Senior Term Debt		2,840	2,137
		Common Stock Warrants	5.5%	300	—

				10,333	7,564

Cavert II Holding Corp.	Containers, Packaging, and Glass	Preferred Stock	87.9%	1,845	3,081

620 Forum Parkway Rural Hall, NC 27045				1,845	3,081

Country Club Enterprises, LLC	Automobile	Senior Subordinated Term Debt		4,000	4,000
29 Tobey Rd.		Preferred Stock	59.9%	7,725	3,515
W. Wareham, MA 02576		Guaranty
		Guaranty

				11,725	7,515

Drew Foam Company, Inc.	Chemicals, Plastics, and Rubber	Senior Term Debt		10,913	10,913
1093 Highway 278 East		Preferred Stock	63.2%	3,375	2,107
Moticello, AR 71655		Common Stock	53.7%	63	—

				14,351	13,020

Frontier Packaging, Inc.	Containers, Packaging, and Glass	Senior Term Debt		12,500	12,500
1201 Andover		Preferred Stock	67.8%	1,373	1,551
Park East, Suite 101 Tukwila, WA 98188		Common Stock	57.6%	152	108

				14,025	14,159

Funko, LLC 1202 Shuksan Way Everett, WA 98203	Personal and Non-Durable Consumer Products (Manufacturing Only)	Senior Subordinated Term Debt		7,616	7,768
		Preferred Stock	10%	1,305	2,596

				8,921	10,364

Ginsey Home Solutions, Inc. 2078 Center Square Rd Swedesboro, NJ 08085	Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Subordinate Term Debt		13,300	13,300
		Preferred Stock	95.3%	9,583	1,019
		Common Stock	78.5%	8	—

				22,891	14,319

Jackrabbit, Inc.	Farming and Agriculture
471 Industrial Ave.		Senior Term Debt		11,000	11,000
Rippon, CA 95366		Preferred Stock	78.9%	3,556	3,908
		Common Stock	54.9%	94	2,054

				14,650	16,962

Mathey Investments, Inc. 4344 S. Maybelle Ave. Tulsa, OK 74107	Machinery (Nonagriculture, Nonconstruction, Nonelectronic)	Senior Term Debt		1,375	1,375
		Senior Term Debt		3,727	3,727
		Senior Term Debt		3,500	3,500
		Common Stock	85%	777	5,576

				9,379	14,178

Company(A)	Industry	Investment	Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value
				(Dollar amounts in thousands) (unaudited)
Mitchell Rubber Products, Inc.	Chemicals, Plastics, and Rubber	Subordinated Term Debt		13,560	12,882
10220 San Sevane Way		Preferred Stock	31.7%	2,790	—
Mira Loma, CA 91752		Common Stock	31.7%	28	—

				16,378	12,882

Precision Southeast, Inc. P.O. Box 50610	Diversified/Conglomerate Manufacturing	Senior Term Debt		5,617	5,617
4900 Hwy 501		Preferred Stock	90.9%	1,909	134
Myrtle Beach, SC 29579		Common Stock	77.3%	91	—

				7,617	5,751

Quench Holdings Corp. 780 5th Ave., Ste, 110 Kings of Prussia, PA 19046	Home and Office Furnishings, Housewares, and Durable Consumer Products	Common Stock	3.3%	3,397	4,753

				3,397	5,056

SBS, Industries, LLC 1843 N. 106th E. Ave Tulsa, OK 74116	Machinery (Nonagriculture, Nonconstruction, Nonelectronic)	Senior Term Debt		11,355	11,355
		Preferred Stock	90.9%	1,994	584
		Common Stock	76.2%	221	—

				13,570	11,939

Schylling Investments, LLC 306 Newburyport Tpke	Leisure, Amusement, Motion Pictures, Entertainment	Senior Term Debt		13,081	13,081
Rowley, MA 01969		Preferred Stock	72.7%	4,000	—

				17,081	13,081

Star Seed, Inc.	Farming and Agriculture	Senior Term Debt		7,500	7,500
101 N Industrial Ave		Preferred Stock	60.0%	1,499	—
Osborne, KS 67473		Common Stock	54.0%	1	—

				9,000	7,500

Total Non-Control/Non-Affiliate Investments (represents 65.4% of total investments at fair value)				$202,717	$189,309

TOTAL INVESTMENTS				$383,516	$321,832

(A)	Certain of the securities listed above are issued by affiliate(s) of the indicated portfolio company.

Significant Portfolio Companies

Set forth below is a brief description of each portfolio company in which we have made an investment that currently represents greater than 5% of our total assets (excluding cash and cash equivalents pledged to creditors). Because of the relative size of our investments in these companies, we are exposed to a greater degree to the risks associated with these companies.

Acme Cryogenics, Inc.

We currently hold investments, having an aggregate fair value of $27.3 million as of June 30, 2014, in Acme Cryogenics, Inc. and its affiliates, which we collectively refer to as Acme. Our investments in Acme consist of redeemable preferred stock, which we purchased for $7.0 million, common stock and warrants, which we purchased for $1.1 million and a subordinated loan to Acme for $14.5 million that matures on March 27, 2015.

Founded in 1969, Acme manufactures valves, fittings, and manifolds used in regulating the flow of industrial gasses at extremely low temperatures (cryogenic), manufactures vacuum insulated pipe used in the transmission of gasses that have been liquefied; provides on-site system installation, maintenance/inspection, upgrade and repair services; and, repairs cryogenic storage tanks and tank trailers used in storing and transporting liquid nitrogen, oxygen, helium, etc.

Our Adviser has entered into a services agreement with Acme, pursuant to which our Adviser has agreed to advise and provide certain management and consulting services as mutually agreed upon by Acme and our Adviser.

Because of the relative size of this investment, we are significantly exposed to the risks associated with Acme’s business. The industrial gas industry has several large companies that dominate the production and distribution of liquefied gasses. These companies are Acme’s primary customers. Acme is exposed to the risk that these large companies could change their buying patterns, attempt to dictate purchase terms that are unfavorable to Acme, or suffer downturns in their businesses that would lead them to reduce their purchases of Acme’s products and services. Acme purchases metals and other raw materials that are subject to changes in the price levels of these commodities. There is no assurance that Acme can pass price increases on to its customers. Acme is also dependent upon a small group of managers for the execution of its business plan. The death, disability or departure by one or more of these individuals could have a negative impact on its business and operations.

Our vice chairman and chief operating officer, Terry Brubaker, serves as a director and the chairman of Acme’s board. Acme’s principal executive office is located at 2801 Mitchell Avenue, Allentown, Pennsylvania 18103.

Galaxy Tool Holding Corporation

We currently hold investments, having an aggregate fair value of $22.2 million as of June 30, 2014 in Galaxy Tool Holding Corporation and its affiliates, which we collectively refer to as Galaxy. Our investment in Galaxy includes a $15.5 million second lien term loan due August 2017 and $11.5 million in preferred and common stock.

Galaxy, based in Winfield, Kansas, is a designer and manufacturer of precision tools for the aerospace industry and of injection and blow molds for the plastics industry.

Because of the relative size of this investment, we are significantly exposed to the risks associated with Galaxy’s business. Galaxy is levered to the aerospace manufacturing industry. The company’s performance will be affected by changes in the demand for new planes and the performance of key customers in particular. The company continues to make investments in top level managers to supplement the team and in new technology to keep abreast of changes in the aircraft manufacturing industry.

Our Adviser has entered into an investment banking agreement with Galaxy. Under the terms of the investment banking agreement, our Adviser has agreed to assist Galaxy with obtaining or structuring credit facilities, long-term loans or additional equity, to provide advice and administrative support in the management of Galaxy’s credit facilities and other important contractual financial relationships, and to monitor and review Galaxy’s capital structure and financial performance as it relates to raising additional debt and equity capital for growth and acquisitions. The investment banking agreement also provides that our Adviser will be available to assist and advise Galaxy in connection with adding key people to the management team that will lead to the development of best industry practices in business promotion, business development and employee and customer relations.

One of our Adviser’s managing directors of private finance, Christopher Lee, is a director of Galaxy. The principal executive offices of Galaxy are located at 1111 Industrial Road, Winfield, Kansas 67156.

SOG Specialty K&T, LLC

We currently hold investments, having an aggregate fair value of $25.4 million as of June, 2014, in SOG Specialty K&T, LLC, which we refer to as SOG. Our investments in SOG include convertible preferred stock, which we purchased for $9.7 million, and two senior term loans with an aggregate principal amount outstanding of $18.4 million, each maturing on August 5, 2016.

SOG, based in Lynnwood, Washington, takes its name from the Studies and Observations Group (the forefathers of the U.S. military’s Special Operations Forces), designs and produces specialty knives and tools for the hunting/outdoors, military/law enforcement and industrial markets.

Because of the relative size of this investment, we are significantly exposed to the risks associated with SOG’s business. The company’s brand has a good reputation among those within the industry; however, it is largely viewed as more of a niche player, with somewhat limited awareness outside of core customer segments. Although it has experienced recent gains in market share, it still lags behind some of its competitors based on overall market size. Thus, SOG could be adversely affected by the aggressive actions of one of those competitors. SOG is dependent on a small group of long-time managers for the execution of its business plan. The death, disability or departure by one or more of these individuals could have a negative impact on its business and operations.

Our Adviser has entered into an advisory services agreement with SOG. Under the terms of the agreement, our Adviser has agreed to assist SOG with obtaining or structuring credit facilities, long term loans or additional equity, to provide advice and administrative support in the management of SOG’s credit facilities and other important contractual financial relationships, and to monitor and review SOG’s capital structure and financial performance as it relates to raising additional debt and equity capital for growth and acquisitions. The agreement also provides that our Adviser will be available to assist and advise SOG in connection with adding key people to the management team that will lead to the development of best industry practices in business promotion, business development and employee and customer relations.

One of our Adviser’s directors, Kyle Largent, is a director of SOG. The principal executive offices of SOG are located at 6521 212th Street SW, Lynnwood, Washington 98036.

MANAGEMENT

Our business and affairs are managed under the direction of our Board of Directors (the “Board”). Our Board currently consists of seven members, four of whom are not considered to be “interested persons” of Gladstone Investment as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers, who serve at the discretion of the Board.

Board of Directors

Under our certificate of incorporation, our directors are divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three year term. Holders of our common stock and preferred stock vote together as a class for the election of directors, except that the holders of our term preferred stock have the sole right to elect two of our directors. At each annual meeting of our stockholders, the successors to the class of directors whose term expires at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Information regarding our Board is as follows (the address for each director is c/o Gladstone Investment Corporation, 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102):

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
David Gladstone	72	Chairman of the Board and Chief Executive Officer(1)(2)(6)	2005	2016
Terry L. Brubaker	70	Vice Chairman, Chief Operating Officer and Director(1)(2)(6)	2005	2015
David A. R. Dullum	66	President and Director(1)	2005	2015
Independent Directors
Paul W. Adelgren	71	Director(4)(5)(7)	2005	2016
Michela A. English	64	Director(3)(7)	2005	2017
John H. Outland	68	Director(3)(4)(5)(7)	2005	2016
Anthony W. Parker	68	Director(2)(3)(6)(7)	2005	2017

(1)	Interested person as defined in Section 2(a)(19) of the 1940 Act due to the director’s position as our officer and/or employment by our Adviser.
(2)	Member of the executive committee.
(3)	Member of the audit committee.
(4)	Member of the ethics, nominating, and corporate governance committee.
(5)	Member of the compensation committee.
(6)	Member of the offering committee
(7)	Each independent director serves as an alternate member of each committee for which they do not serve as a regular member. Alternate members of the committees serve and participate in meetings of the committees only in the event of an absence of a regular member of the committee.

The biographical information for each of our directors includes all of the public company directorships held by such directors for the past five years.

Independent Directors (in alphabetical order)

Paul W. Adelgren. Mr. Adelgren has served as a director since June 2005. Mr. Adelgren has also served as a director of Gladstone Commercial since August 2003, Gladstone Capital since January 2003 and Gladstone Land since January 2013. From 1997 to the present, Mr. Adelgren has served as the pastor of Missionary Alliance Church. From 1991 to 1997, Mr. Adelgren was pastor of New Life Alliance Church. From 1988 to 1991, Mr. Adelgren was vice president-finance and materials for Williams & Watts, Inc., a logistics management and procurement business located in Fairfield, NJ. Prior to joining Williams & Watts, Mr. Adelgren served in the United States Navy, where he served in a number of capacities, including as the director of the Strategic Submarine Support Department, as an executive officer at the Naval Supply Center, and as the director of the Joint Uniform Military Pay System. He is a retired Navy Captain. Mr. Adelgren holds an MBA from Harvard Business School and a BA from the University of Kansas. Mr. Adelgren was selected to serve as an independent director on our Board, due to his strength and experience in ethics, which also led to his appointment to the chairmanship of our Ethics, Nominating & Corporate Governance Committee.

Michela A. English. Ms. English has served as a director since June 2005. Ms. English has served as President and CEO of Fight for Children, a non-profit charitable organization focused on providing high quality education and health care services to underserved youth in Washington, D.C. since June 2006. Ms. English has also been a director of Gladstone Commercial since August 2003, Gladstone Capital since June 2002 and Gladstone Land since January 2013. From March 1996 to March 2004, Ms. English held several positions with Discovery Communications, Inc., including president of Discovery Consumer Products, president of Discovery Enterprises Worldwide and president of Discovery.com. From 1991 to 1996, Ms. English served as senior vice president of the National Geographic Society and was a member of the National Geographic Society’s Board of Trustees and Education Foundation Board. Prior to 1991, Ms. English served as vice president, corporate planning and business development for Marriott Corporation and as a senior engagement manager for McKinsey & Company. Ms. English currently serves as director of the Educational Testing Service (ETS), as a director of D.C. Preparatory Academy, a director of the D.C. Public Education Fund, a director of the National Women’s Health Resource Center, a director of the Society for Science and the Public, a trustee of the Corcoran Gallery of Art and College of Art and Design, and a member of the Virginia Institute of Marine Science Council. Ms. English is an emeritus member of the board of Sweet Briar College. Ms. English holds a Bachelor of Arts in International Affairs from Sweet Briar College and a Master of Public and Private Management degree from Yale University’s School of Management. Ms. English was selected to serve as an independent director on our Board due to her greater than twenty years of senior management experience at various corporations and non-profit organizations as well as her past service on our Board since 2005.

John H. Outland. Mr. Outland has served as a director since June 2005. Mr. Outland has also served as a director of Gladstone Commercial, and Gladstone Capital since December 2003 and Gladstone Land since January 2013. From March 2004 to June 2006, he served as vice president of Genworth Financial, Inc. From 2002 to March 2004, Mr. Outland served as a managing director for 1789 Capital Advisors, where he provided market and transaction structure analysis and advice on a consulting basis for multifamily commercial mortgage purchase programs. From 1999 to 2001, Mr. Outland served as vice president of mortgage-backed securities at Financial Guaranty Insurance Company where he was team leader for bond insurance transactions, responsible for sourcing business, coordinating credit, loan files, due diligence and legal review processes, and negotiating structure and business issues. From 1993 to 1999, Mr. Outland was senior vice president for Citicorp Mortgage Securities, Inc., where he securitized non-conforming mortgage products. From 1989 to 1993, Mr. Outland was vice president of real estate and mortgage finance for Nomura Securities International, Inc., where he performed due diligence on and negotiated the financing of commercial mortgage packages in preparation for securitization. Mr. Outland holds an MBA from Harvard Business School and a bachelor’s degree in Chemical Engineering from Georgia Institute of Technology. Mr. Outland was selected to serve as an independent director on our Board due to his more than twenty years of experience in the real estate and mortgage industry as well as his past service on our Board since 2005.

Anthony W. Parker. Mr. Parker has served as a director since June 2005. Mr. Parker has also served as a director of Gladstone Commercial since August 2003, Gladstone Capital since August 2001 and Gladstone Land since January 2013. In January 2011, Mr. Parker was elected as treasurer of the Republican National Committee. In 1997 Mr. Parker founded Parker Tide Corp., formerly known as Snell Professional Corp. Parker Tide Corp. is a government contracting company providing mission critical solutions to the Federal government. From 1992 to 1996, Mr. Parker was chairman of, and a 50 percent stockholder of, Capitol Resource Funding, Inc., or CRF, a commercial finance company. Mr. Parker practiced corporate and tax law for over 15 years: from 1980 to 1983, he practiced at Verner, Liipfert, Bernhard & McPherson and from 1983 to 1992, in private practice. From 1973 to 1977, Mr. Parker served as executive assistant to the administrator of the U.S. Small Business Administration. Mr. Parker is currently a director of the Naval Sailing Foundation, a 501(c) organization located in Annapolis, MD. Mr. Parker received his J.D. and Masters in Tax Law from Georgetown Law Center and his undergraduate degree from Harvard College. Mr. Parker was selected to serve as an independent director on our Board due to his expertise and experience in the field of corporate taxation as well as his past service on our Board since 2005. Mr. Parker’s knowledge of corporate tax was instrumental in his appointment to the chairmanship of our Audit Committee.

Interested Directors

David Gladstone. Mr. Gladstone is our founder and has served as our chief executive officer and chairman of our Board of Directors since our inception. Mr. Gladstone is also the founder of our Adviser and has served as its chief executive officer and chairman of its board of directors since its inception. Mr. Gladstone also founded and serves as the chief executive officer and chairman of the boards of directors of our affiliates, Gladstone Capital, Gladstone Commercial and Gladstone Land. Prior to founding the Gladstone Companies, Mr. Gladstone served as either chairman or vice chairman of the board of directors of American Capital Strategies, Ltd., a publicly traded leveraged buyout fund and mezzanine debt finance company, from June 1997 to August 2001. From 1974 to February 1997, Mr. Gladstone held various positions, including chairman and chief executive officer, with Allied Capital Corporation (a mezzanine debt lender), Allied Capital Corporation II (a subordinated debt lender), Allied Capital Lending Corporation (a small business lending company), Allied Capital Commercial Corporation (a real estate investment company), and Allied Capital Advisers, Inc., a registered investment adviser that managed the Allied companies. The Allied companies were the largest group of publicly-traded mezzanine debt funds in the United States and were managers of two private venture capital limited partnerships (Allied Venture Partnership and Allied Technology Partnership) and a private REIT (Business Mortgage Investors). From 1992 to 1997, Mr. Gladstone served as a director, president and chief executive officer of Business Mortgage Investors, a privately held mortgage REIT managed by Allied Capital Advisors, which invested in loans to small and medium-sized businesses. Mr. Gladstone is also a past director of Capital Automotive REIT, a real estate investment trust that purchases and net leases real estate to automobile dealerships. Mr. Gladstone served as a director of The Riggs National Corporation (the parent of Riggs Bank) from 1993 to May 1997 and of Riggs Bank from 1991 to 1993. He has served as a trustee of The George Washington University and currently is a trustee emeritus. He is a past member of the Listings and Hearings Committee of the National Association of Securities Dealers, Inc. He is a past member of the advisory committee to the Women’s Growth Capital Fund, a venture capital firm that finances women-owned small businesses. Mr. Gladstone was the founder and managing member of The Capital Investors, LLC, a group of angel investors, and is currently a member emeritus. He is also the past chairman and past owner of Coastal Berry Company, LLC, a large strawberry farming operation in California. Mr. Gladstone holds an MBA from the Harvard Business School, an MA from American University and a BA from the University of Virginia. Mr. Gladstone has co-authored two books on financing for small and medium-sized businesses, Venture Capital Handbook and Venture Capital Investing. Mr. Gladstone was selected to serve as a director on our Board due to the fact that he is our founder and has greater than thirty years of experience in the industry, including his service as our chairman and chief executive since our inception.

Terry Lee Brubaker. Mr. Brubaker has been our chief operating officer and vice chairman since our inception. Mr. Brubaker served as our secretary from our inception through October 2012, when he became assistant secretary. Mr. Brubaker has also served as a director of our Adviser since its inception. He also served as president of our Adviser from its inception through February 2006, when he assumed the duties of vice chairman, chief operating officer and secretary. He has served as chief operating officer, secretary and as a director of Gladstone Capital since its inception. He also served as president of Gladstone Capital from May

2001 through April 2004, when he assumed the duties of vice chairman. Mr. Brubaker has also served chief operating officer, secretary and as a director of Gladstone Commercial since February 2003, and as president from February 2003 through July 2007, when he assumed the duties of vice chairman. Mr. Brubaker has also served as vice chairman and chief operating officer of Gladstone Land since April 2007. Mr. Brubaker stepped down as secretary and became assistant secretary of each of Gladstone Capital, Gladstone Commercial, Gladstone Land and the Adviser in October 2012. In March 1999, Mr. Brubaker founded and, until May 1, 2003, served as chairman of Heads Up Systems, a company providing process industries with leading edge technology. From 1996 to 1999, Mr. Brubaker served as vice president of the paper group for the American Forest & Paper Association. From 1992 to 1995, Mr. Brubaker served as president of Interstate Resources, a pulp and paper company. From 1991 to 1992, Mr. Brubaker served as president of IRI, a radiation measurement equipment manufacturer. From 1981 to 1991, Mr. Brubaker held several management positions at James River Corporation, a forest and paper company, including vice president of strategic planning from 1981 to 1982, group vice president of the Groveton Group and Premium Printing Papers from 1982 to 1990, and vice president of human resources development in 1991. From 1976 to 1981, Mr. Brubaker was strategic planning manager and marketing manager of white papers at Boise Cascade. Previously, Mr. Brubaker was a senior engagement manager at McKinsey & Company from 1972 to 1976. Prior to 1972, Mr. Brubaker was a U.S. Navy fighter pilot. Mr. Brubaker holds an MBA from the Harvard Business School and a BSE from Princeton University. Mr. Brubaker was selected to serve as a director on our Board due to his more than thirty years of experience in various mid-level and senior management positions at several corporations as well as his past service on our Board since our inception.

David A. R. Dullum. Mr. Dullum has served as our president since April 2008 and a director since June 2005. Mr. Dullum has been a senior managing director of our Adviser since February 2008, a director of Gladstone Commercial since August 2003, and a director of Gladstone Capital since August 2001. From 1995 2009, Mr. Dullum had been a partner of New England Partners, a venture capital firm focused on investments in small and medium-sized business in the Mid-Atlantic and New England regions. From 1976 to 1990, Mr. Dullum was a managing general partner of Frontenac Company, a Chicago-based venture capital firm. Mr. Dullum holds an MBA from Stanford Graduate School of Business and a BME from the Georgia Institute of Technology. Mr. Dullum was selected to serve as a director on our Board due to his more than thirty years of experience in various areas of the investment industry as well as his past service on our Board since 2005.

Executive Officers Who Are Not Directors

Information regarding our executive officers who are not directors is as follows (the address for each executive officer is c/o Gladstone Investment Corporation, 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102):

Name	Age	Position
David Watson	38	Chief Financial Officer and Treasurer

David Watson. Mr. Watson has served as our chief financial officer since January 2010. Beginning in January 2011, Mr. Watson took on the additional position of chief financial officer of Gladstone Capital, a role that he held until April 2013. Mr. Watson has served as our treasurer and treasurer of Gladstone Capital since January 2012. Prior to joining our company, from July 2007 until January 2010, Mr. Watson was Director of Portfolio Accounting of MCG Capital Corporation. Mr. Watson was employed by Capital Advisory Services, LLC, which subsequently joined Navigant Consulting, Inc., where he held various positions providing finance and accounting consulting services from 2001 to 2007. Prior to that, Mr. Watson was an auditor at Deloitte and Touche. He received a BS from Washington and Lee University, an MBA from the University of Maryland’s Smith School of Business, and is a licensed CPA with the Commonwealth of Virginia.

Employment Agreements

We are not a party to any employment agreements. Messrs. Gladstone and Brubaker have entered into employment agreements with our Adviser, whereby they are direct employees of our Adviser.

Director Independence

As required under NASDAQ Global Select Market (“NASDAQ”) listing standards, our Board annually determines each director’s independence. The NASDAQ listing standards provide that a director of a business development company is considered to be independent if he or she is not an “interested person” of ours, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with us or our Adviser.

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and us, our senior management and our independent auditors, the Board has affirmatively determined that the following four directors are independent directors within the meaning of the applicable NASDAQ listing standards: Messrs. Adelgren, Outland, Parker and Ms. English. In making this determination, the Board found that none of these directors had a material or other disqualifying relationship with us. Mr. Gladstone, the chairman of our Board and chief executive officer, Mr. Brubaker, our vice chairman, chief operating officer and assistant secretary, and Mr. Dullum, our president, are not independent directors by virtue of their positions as our officers and their employment by our Adviser.

Corporate Leadership Structure

Since our inception, Mr. Gladstone has served as chairman of our Board and our chief executive officer. Our Board believes that our chief executive officer is best situated to serve as chairman because he is the director most familiar with our business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. In addition, Mr. Adelgren, one of our independent directors, serves as the lead independent director for all meetings of our independent directors held in executive session. The lead independent director has the responsibility of presiding at all executive sessions of our Board, consulting with the chairman and chief executive officer on Board and committee meeting agendas, acting as a liaison between management and the independent directors and facilitating teamwork and communication between the independent directors and management.

Our Board believes the combined role of chairman and chief executive officer, together with a lead independent director, is in the best interest of stockholders because it provides the appropriate balance between strategic development and independent oversight of risk management.

Committees of Our Board of Directors

Executive Committee. Membership of our executive committee is comprised of Messrs. Gladstone, Brubaker and Parker. The executive committee has the authority to exercise all powers of our Board of Directors except for actions that must be taken by the full Board of Directors under the Delaware General Corporation Law, including electing our chairman and president. Mr. Gladstone serves as chairman of the executive committee. The executive committee did not meet during the last fiscal year.

Audit Committee. The members of the audit committee are Messrs. Parker and Outland and Ms. English, and Mr. Adelgren serves as an alternate member of the committee. The alternate member of the audit committee serves only in the event of an absence of a regular committee member. Mr. Parker serves as chairman of the audit committee. Each member and alternate member of the audit committee is an “independent director” as defined by NASDAQ rules and our own standards, and none of the members or alternate members of the audit committee are “interested persons” as defined in Section 2(a)(19) of the 1940 Act. The Board has unanimously determined that all members and alternate members of the audit committee are financially literate under current NASDAQ rules and that each of Messrs. Parker and Outland and Ms. English qualify as an “audit committee financial expert” within the meaning of the SEC rules and regulations. The audit committee operates pursuant to a written charter and is primarily responsible for oversight of our financial statements and controls, assessing and ensuring the independence, qualifications and performance of the independent registered public accounting firm, approving the independent registered public accounting firm services and fees and reviewing and approving our annual audited financial statements before issuance, subject to board approval. The audit committee met eight times during the last fiscal year. Mr. John D. Reilly, a prior independent director, was a member of the audit committee prior to his passing in August 2014 and Mr. Outland was then appointed to the audit committee to fill the resulting vacancy.

Compensation Committee. The members of the compensation committee are Messrs. Adelgren and Outland, and Mr. Parker and Ms. English serve as alternate members of the committee. Each member and alternate member of the compensation committee is independent for purposes of the 1940 Act and NASDAQ listing standards. Mr. Outland serves as chairman of the compensation committee. The compensation committee operates pursuant to a written charter and conducts periodic reviews of our Advisory Agreement and our Administration Agreement to evaluate whether the fees paid to our Adviser under the Advisory Agreement, and the fees paid to our Administrator under the Administration Agreement, respectively, are in the best interests of us and our stockholders. The committee considers in such periodic reviews, among other things, whether the performance of our Adviser and our Administrator are reasonable in relation to the nature and quality of services performed and whether the provisions of the Advisory and Administration Agreements are being satisfactorily performed. The compensation committee also reviews with management our Compensation Discussion and Analysis to consider whether to recommend that it be included in proxy statements and other filings. The compensation committee met four times during the last fiscal year.

Ethics, Nominating, and Corporate Governance Committee. The members of the ethics, nominating, and corporate governance committee are Messrs. Adelgren and Outland and Mr. Parker and Ms. English serve as alternate members of the committee. Each member and alternate member of the ethics, nominating and corporate governance committee is independent for purposes of the 1940 Act and NASDAQ listing standards. Mr. Adelgren serves as chairman of the ethics, nominating, and corporate governance committee. The ethics, nominating, and corporate governance committee operates pursuant to a written charter and is responsible for selecting, researching, and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board or a committee of the board, developing and recommending to the board a set of corporate governance principles, and overseeing the evaluation of the board and our management. The committee is also responsible for our Code of Business Conduct and Ethics. The committee met four times during the last fiscal year.

Nominations for election to our Board may be made by our Board, or by any stockholder entitled to vote for the election of directors. Although there is not a formal list of qualifications, in discharging its responsibilities to nominate candidates for election to our Board, the ethics, nominating and corporate governance committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 21 years of age, having business experience, and possessing high moral character. Though we have no formal policy addressing diversity, the ethics, nominating and corporate governance committee and Board believe that diversity is an important attribute of directors and that our Board should be the culmination of an array of backgrounds and experiences and be capable of articulating a variety of viewpoints. Accordingly, the ethics, nominating and corporate governance committee considers in its review of director nominees factors such as values, disciplines, ethics, age, gender, race, culture, expertise, background and skills, all in the context of an assessment of the perceived needs of us and our Board at that point in time in order to maintain a balance of knowledge, experience and capability. In nominating candidates to fill vacancies created by the expiration of the term of a member, the committee’s process for identifying and evaluating nominees includes reviewing such directors’ overall service to us during their term, including the number of meetings attended, level of participation, quality of performance, and any transactions of such directors with us during their term. In addition, the committee may consider recommendations for nomination from any reasonable source, including officers, directors and stockholders of our company according to the foregoing standards.

Nominations made by stockholders must be made by written notice (setting forth the information required by our bylaws) received by the secretary of our company at least 120 days in advance of an annual meeting or within 10 days of the date on which notice of a special meeting for the election of directors is first given to our stockholders.

Offering Committee. The committee, which is comprised of Messrs. Gladstone (Chairman), Brubaker and Parker, with each of our other current and future directors who meet the independence requirements of NASDAQ serving as alternates for Mr. Parker. The offering committee is responsible for assisting the Board in discharging its responsibilities regarding the offering from time to time of our securities. The offering committee has all powers of the Board that are necessary or appropriate and may lawfully be delegated to the offering committee in connection with an offering of our securities. Our offering committee was formed in January 2013, and operates pursuant to a written charter. The offering committee did not meet during the last fiscal year.

Meetings. During the fiscal year ended March 31, 2014, each Board member attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he or she served.

Oversight of Risk Management

Since September 2007, Jack Dellafiora has served as our chief compliance officer and, in that position, Mr. Dellafiora directly oversees our enterprise risk management function and reports to our chief executive officer, the audit committee and our Board in this capacity. In fulfilling his risk management responsibilities, Mr. Dellafiora works closely with our internal counsel and members of our executive management including, among others, our chief executive officer, chief financial officer, and chief operating officer.

Our Board, in its entirety, plays an active role in overseeing management of our risks. Our Board regularly reviews information regarding our credit, liquidity and operations, as well as the risks associated with each. Each of the following committees of our Board plays a distinct role with respect to overseeing management of our risks:

•	Audit Committee: Our audit committee oversees the management of enterprise risks. To this end, our audit committee meets at least annually (i) to discuss our risk management guidelines, policies and exposures and (ii) with our independent registered public accounting firm to review our internal control environment and other risk exposures.

•	Compensation Committee: Our compensation committee oversees the management of risks relating to the fees paid to our Adviser and Administrator under the Advisory Agreement and the Administration Agreement, respectively. In fulfillment of this duty, the compensation committee meets at least annually to review these agreements. In addition, the compensation committee reviews the performance of our Adviser to determine whether the compensation paid to our Adviser was reasonable in relation to the nature and quality of services performed and whether the provisions of the Advisory Agreement were being satisfactorily performed.

•	Ethics, Nominating and Corporate Governance Committee: Our ethics, nominating and corporate governance committee manages risks associated with the independence of our Board and potential conflicts of interest.

While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the committees each report to our Board on a regular basis to apprise our Board regarding the status of remediation efforts of known risks and of any new risks that may have arisen since the previous report.

Summary of Compensation

Executive Compensation

None of our executive officers receive direct compensation from us. We do not currently have any employees and do not expect to have any employees in the foreseeable future. The services necessary for the operation of our business are provided to us by our officers and the other employees of our Adviser and Administrator, pursuant to the terms of the Advisory and Administration Agreements, respectively. Mr. Gladstone, our chairman and chief executive officer, Mr. Brubaker, our vice chairman, chief operating officer and assistant secretary and Mr. Dullum, our president and a director, are all employees of and compensated directly by our Adviser. Mr. Watson, our chief financial officer and treasurer is an employee of our Administrator. Under the Administration Agreement, we reimburse our Administrator for our allocable portion of Mr. Watson’s salary. During our last fiscal year, our allocable portion of Mr. Watson’s compensation paid by our Administrator was $46,049.63 of his salary, $13,906.35 of his bonus, and $7,898.48 of the cost of his benefits.

During the fiscal year ended March 31, 2014, we incurred total fees of approximately $7.9 million to our Adviser under the Advisory Agreement and $0.9 million to our Administrator under the Administration Agreement. For a discussion of the terms of our Advisory and Administration Agreement, see “—Certain Transactions.”

Compensation of Directors

The following table shows, for the fiscal year ended March 31, 2014, compensation awarded to or paid to our directors and former directors who are not executive officers, which we refer to as our non-employee directors, for all services rendered to us during this period. No compensation is paid to directors who are our executive officers for their service on the Board of Directors.

Name	Aggregate Compensation from Fund ($)	Total Compensation from Fund and Fund Complex Paid to Directors ($)(1)
Paul W. Adelgren	$33,000	132,000
Terry Earhart(2)	32,000	128,000
Michela A. English	30,000	124,000
John H. Outland	33,000	132,000
Anthony W. Parker	34,000	139,000
John D. Reilly(3)	31,000	127,000

(1)	Includes compensation the director received from Gladstone Capital, as part of our Fund Complex. Also includes compensation the director received from Gladstone Commercial, our affiliate and a real estate investment trust, and Gladstone Land, our affiliate real estate investment company, although not part of our Fund Complex.
(2)	Mr. Earhart passed away in February 2014.
(3)	Mr. Reilly passed away in August 2014.

As compensation for serving on our Board, each of our independent directors receives an annual fee of $20,000, an additional $1,000 for each Board meeting attended, and an additional $1,000 for each committee meeting attended if such committee meeting takes place on a day other than when the full Board meets. In addition, the chairperson of the audit committee receives an annual fee of $3,000, and the chairpersons of each of the compensation and ethics, nominating and corporate governance committees receive annual fees of $1,000 for their additional services in these capacities. During the fiscal year ended March 31, 2014, the total cash compensation paid to non-employee directors was $206,000. We also reimburse our directors for their reasonable out-of-pocket expenses incurred in attending Board and committee meetings.

We do not pay any compensation to directors who also serve as our officers, or as officers or directors of our Adviser or our Administrator, in consideration for their service to us. Our Board may change the compensation of our independent directors in its discretion. None of our independent directors received any compensation from us during the fiscal year ended March 31, 2013 other than for Board or committee service and meeting fees.

Certain Transactions

Investment Advisory and Management Agreement

We are externally managed pursuant to contractual arrangements with our Adviser, under which our Adviser has directly employed our personnel and paid our payroll, benefits, and general expenses directly. The management services and fees in effect under the Advisory Agreement are described below. In addition, we pay our direct expenses including, but not limited to, directors’ fees, legal and accounting fees and stockholder related expenses under the Advisory Agreement.

The principal executive office of the Adviser is 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102.

Management Services

Our Adviser is a Delaware corporation registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Subject to the overall supervision of our Board, our Adviser provides investment advisory and management services to us. Under the terms of our Advisory Agreement, our Adviser has investment discretion with respect to our capital and, in that regard:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio, and the manner of implementing such changes;

•	identifies, evaluates, and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

•	closes and monitors the investments we make; and

•	makes available on our behalf, and provides if requested, managerial assistance to our portfolio companies.

Our Adviser’s services under the Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities, provided that its services to us are not impaired.

Portfolio Management

Our Adviser takes a team approach to portfolio management; however, the following persons are primarily responsible for the day-to-day management of our portfolio and comprise our Adviser’s investment committee: David Gladstone, Terry Lee Brubaker and David Dullum, whom we refer to collectively as the Portfolio Managers. Our investment decisions are made on our behalf by the investment committee of our Adviser by unanimous decision.

Mr. Gladstone has served as the chairman and the chief executive officer of the Adviser, since he founded the Adviser in 2002, along with Mr. Brubaker. Mr. Brubaker has served as the vice chairman, chief operating officer of the Adviser since 2002. Mr. Dullum has served as an executive managing director of the Adviser since 2008. For more complete biographical information on Messrs. Gladstone, Brubaker and Dullum, please see “Management—Interested Directors.”

The Portfolio Managers are all officers or directors, or both, of our Adviser and our Administrator. David Gladstone is the controlling stockholder of the parent company of the Adviser and the Administrator. Although we believe that the terms of the Advisory Agreement are no less favorable to us than those that could be obtained from unaffiliated third parties in arms’ length transactions, our Adviser and its officers and its directors have a material interest in the terms of this agreement. Based on an analysis of publicly available information, the Board believes that the terms and the fees payable under the Advisory Agreement are similar to those of the agreements between other business development companies that do not maintain equity incentive plans and their external investment advisers.

Our Adviser provides investment advisory services to other investment funds in the Gladstone Companies. As such, the Portfolio Managers also are primarily responsible for the day-to-day management of the portfolios of other pooled investment vehicles in the Gladstone Companies that are managed by the Adviser. As of the date hereof, Messrs. Gladstone and Brubaker are primarily responsible for the day-to-day management of the portfolios of Gladstone Capital, another publicly-traded business development company, Gladstone Commercial, a publicly-traded real estate investment trust, and Gladstone Land, a publicly-traded real estate investment company. As of June 30, 2014, the Adviser had an aggregate of approximately $1.4 billion in total assets under management.

Possible Conflicts of Interest

Our Portfolio Managers provide investment advisory services and serve as officers, directors or principals of certain of the other Gladstone Companies, which operate in the same or a related line of business as we do. Accordingly, they have corresponding obligations to investors in those entities. For example, Mr. Gladstone, our chairman and chief executive officer, is chairman of the board and chief executive officer of the Adviser, Gladstone Capital, Gladstone Commercial, and Gladstone Land with management responsibilities for the other affiliated Gladstone Companies, other than Gladstone Securities, where he sits on the board of managers as an outside non-employee manager. In addition, Mr. Brubaker, our vice chairman and chief operating officer, is vice chairman and chief operating officer of the Adviser, Gladstone Capital, Gladstone Commercial and Gladstone Land. Mr. Dullum, our president and a director, is also an executive managing director of the Adviser and a director of Gladstone Capital and Gladstone Commercial. Moreover, the Adviser may establish or sponsor other investment vehicles which from time to time may have potentially overlapping investment objectives with ours and accordingly may invest in, whether principally or secondarily, asset classes we target. While the Adviser generally has broad authority to make investments on behalf of the investment vehicles that it advises, the Adviser has adopted investment allocation procedures to address these potential conflicts and intends to direct investment opportunities to the Gladstone affiliate with the investment strategy that most closely fits the investment opportunity. Nevertheless, the management of the Adviser may face conflicts in the allocation of investment opportunities to other entities managed by the Adviser. As a result, it is possible that we may not be given the opportunity to participate in certain investments made by other funds managed by the Adviser.

In certain circumstances, we may make investments in a portfolio company in which one of our affiliates has or will have an investment, subject to satisfaction of any regulatory restrictions and, where required, the prior approval of our Board of Directors. As of March 31, 2014, our Board of Directors has approved the following types of co-investment transactions:

•	Our affiliate, Gladstone Commercial, may, under certain circumstances, lease property to portfolio companies that we do not control. We may pursue such transactions only if (i) the portfolio company is not controlled by us or any of our affiliates, (ii) the portfolio company satisfies the tenant underwriting criteria of Gladstone Commercial, and (iii) the transaction is approved by a majority of our independent directors and a majority of the independent directors of Gladstone Commercial. We expect that any such negotiations between Gladstone Commercial and our portfolio companies would result in lease terms consistent with the terms that the portfolio companies would be likely to receive were they not portfolio companies of ours.

•	We may invest simultaneously with our affiliate Gladstone Capital in senior syndicated loans whereby neither we nor any affiliate has the ability to dictate the terms of the loans.

•	Additionally, pursuant to an exemptive order granted by the SEC in July 2012, under certain circumstances, we may co-invest with Gladstone Capital and any future BDC or closed-end management investment company that is advised by the Adviser (or sub-advised by the Adviser if it controls the fund) or any combination of the foregoing subject to the conditions included therein.

Certain of our officers, who are also officers of the Adviser, may from time to time serve as directors of certain of our portfolio companies. If an officer serves in such capacity with one of our portfolio companies, such officer will owe fiduciary duties to all stockholders of the portfolio company, which duties may from time to time conflict with the interests of our stockholders.

In the course of our investing activities, we will pay management and incentive fees to the Adviser and will reimburse the Administrator for certain expenses it incurs. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through our investors themselves making direct investments. As a result of this arrangement, there may be times when the management team of the Adviser has interests that differ from those of our stockholders, giving rise to a conflict. In addition, as a BDC, we make available significant managerial assistance to our portfolio companies and provide other services to such portfolio companies. Although, neither we nor the Adviser currently receives fees in connection with managerial assistance, the Adviser and Gladstone Securities have, at various times, provided other services to certain of our portfolio companies and received fees for these other services.

Portfolio Manager Compensation

The Portfolio Managers receive compensation from our Adviser in the form of a base salary plus a bonus. Each of the Portfolio Managers’ base salaries is determined by a review of salary surveys for persons with comparable experience who are serving in comparable capacities in the industry. Each Portfolio Manager’s base salary is set and reviewed yearly. Like all employees of the Adviser, a Portfolio Manager’s bonus is tied to the performance of the Adviser and the entities that it advises. A Portfolio Manager’s bonus increases or decreases when the Adviser’s income increases or decreases. The Adviser’s income, in turn, is directly tied to the management and performance fees earned in managing its investment funds, including Gladstone Investment. Pursuant to the investment advisory and management agreement between the Adviser and the Company, the Adviser receives an incentive fee based on net investment income in excess of the hurdle rates and capital gains as set out in the Advisory Agreement.

All compensation of the Portfolio Managers from the Adviser takes the form of cash. Each of the Portfolio Managers may elect to defer some or all of his bonus through the Adviser’s deferred compensation plan. The Portfolio Managers are also portfolio managers for other members of the Gladstone Companies, two of which (Gladstone Capital and Gladstone Commercial) previously had stock option plans through which the Portfolio Managers previously received options to purchase stock of those entities. However, Gladstone Capital terminated its stock option plan effective September 30, 2006 and Gladstone Commercial terminated its stock option plan effective December 31, 2006. These plan terminations were effected in connection with the implementation of new advisory agreements between each of Gladstone Capital and Gladstone Commercial with our Adviser, which have been approved by their respective stockholders. All outstanding, unexercised options under the Gladstone Capital plan were terminated effective September 30, 2006, and all outstanding, unexercised options under the Gladstone Commercial plan were terminated effective December 31, 2006.

Fees under the Investment Advisory and Management Agreement

In accordance with the Advisory Agreement, we pay our Adviser fees, as compensation for its services, consisting of a base management fee and an incentive fee.

The base management fee is computed and payable quarterly and is assessed at an annual rate of 2%. Through December 31, 2006, it was computed on the basis of the average value of our gross invested assets at the end of the two most recently completed quarters, which were total assets less the cash proceeds and cash and cash equivalents from the proceeds of our initial public offering that were not invested in debt and equity securities of portfolio companies. Beginning on January 1, 2007, the base management fee is computed on the basis of the average value of our gross assets at the end of the two most recently completed quarters, which are total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings.

Since January 9, 2007, our Board of Directors has accepted from our Adviser unconditional and irrevocable voluntary waivers on a quarterly basis to reduce the annual 2% base management fee on senior syndicated loan participations to 0.5% to the extent that proceeds resulting from borrowings under our credit facility were used to purchase such syndicated loan participations. These waivers were applied through March 31, 2014 and any waived fees may not be recouped by our Adviser in the future.

The Adviser may provide services to our portfolio companies, and receive fees for such services, other than managerial assistance, under other agreements, including, but not limited to: (i) assistance obtaining, sourcing or structuring credit facilities, long term loans or additional equity from un-affiliated third parties; (ii) negotiating important contractual financial relationships; (iii) consulting services regarding restructuring of the portfolio company and financial modeling as it relates to raising additional debt and equity capital from unaffiliated third parties; and (iv) primary role in interviewing, vetting and negotiating employment contracts with candidates in connection with adding and retaining key portfolio company management team members. At the end of each quarter, we credit 100% of these fees against the base management fee that we would otherwise be required to pay to the Adviser; however, a small percentage of certain of such fees, primarily for valuation of the portfolio company, is retained by the Adviser in the form of reimbursement at cost for certain tasks completed by personnel of the Adviser that are deemed to be fund expenses pursuant to the terms of the Advisory Agreement.

In addition, our Adviser services, administers and collects on the loans held by Business Investment, in return for which our Adviser receives a 2% annual fee payable monthly by Business Investment based on the monthly aggregate balance of loans held by Business Investment in accordance with the Credit Facility. Since we own these loans, all loan servicing fees paid to our Adviser are treated as reductions against the 2% base management fee as Business Investment’s financial statements are consolidated with ours. Overall, the base management fee due to our Adviser cannot exceed 2% of total assets (as reduced by cash and cash equivalents pledged to creditors) during any given fiscal year.

The incentive fee consists of two parts: an income-based incentive fee and a capital gains-based incentive fee. The income-based incentive fee rewards our Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds the hurdle rate. We pay our Adviser an income-based incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate (7% annualized);

•	100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

•	20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

The second part of the incentive fee is a capital gains-based incentive fee that is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date), and equals 20% of our realized capital gains as of the end of the fiscal year. In determining the capital gains-based incentive fee payable to our Adviser, we calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in our portfolio. For this purpose, cumulative aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since our inception. Cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the original cost of such investment since our inception. Aggregate unrealized capital depreciation equals the sum of the difference, if negative, between the valuation of each investment as of the applicable calculation date and the original cost of such investment. At the end of the applicable year, the amount of capital gains that serves as the basis for our calculation of the capital gains-based incentive fee equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less aggregate unrealized capital depreciation, with respect to our portfolio of investments. If this number is positive at the end of such year, then the capital gains-based incentive fee for such year equals 20% of such amount, less the aggregate amount of any capital gains-based incentive fees paid in respect of our portfolio in all prior years.

During the fiscal years ended March 31, 2014, 2013 and 2012, we incurred total fees of approximately $7.9 million, $6.7 million and $3.2 million, respectively, to our Adviser under the Advisory Agreement.

Duration and Termination

Unless terminated earlier as described below, the Advisory Agreement will remain in effect from year to year if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. On July 15, 2014, we renewed the Advisory Agreement through August 31, 2015. The Advisory Agreement will automatically terminate in the event of its assignment. The Advisory Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other. See “Risk Factors—We are dependent upon our key management personnel and the key management personnel of our Adviser, particularly David Gladstone, Terry Lee Brubaker and David Dullum, and on the continued operations of our Adviser, for our future success.”

Administration Agreement

Pursuant to the Administration Agreement, our Administrator furnishes us with clerical, bookkeeping and record keeping services and our Administrator also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, our Administrator assists us in determining and publishing our NAV, oversees the preparation and filing of our tax returns, the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the Administration Agreement are generally equal to an amount based upon our allocable portion of our Administrator’s overhead in performing its obligations under the Administration Agreement, including rent and our allocable portion of the salaries and benefits expenses of our chief financial officer, chief compliance officer, controller, treasurer, general counsel and secretary, who also serves as the president of our Administrator, and their respective staffs. On July 15, 2014, we renewed the Administration Agreement through August 31, 2015.

During the fiscal years ended March 31, 2014, 2013 and 2012, we incurred total fees of approximately $0.9 million, $0.8 million, and $0.7 million, respectively, to our Administrator under the Administration Agreement.

Based on an analysis of publicly available information, the Board believes that the terms and the fees payable under the Administration Agreement are similar to those of the agreements between other business development companies that do not maintain equity incentive plans and their external investment advisers.

David Gladstone and Terry Lee Brubaker are both officers and directors, of our Adviser and our Administrator. David Gladstone controls the parent company of our Adviser and our Administrator. Although we believe that the terms of the Advisory Agreement Administration Agreement are no less favorable to us than those that could be obtained from unaffiliated third parties in arms’ length transactions, our Adviser and Administrator and their officers and directors have a material interest in the terms of these agreements.

Indemnification

The Advisory Agreement and the Administration Agreement each provide that, absent willful misfeasance, bad faith, or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, our Adviser and our Administrator, as applicable, and their respective officers, managers, partners, agents, employees, controlling persons, members, and any other person or entity affiliated with them are entitled to indemnification from us for any damages, liabilities, costs, and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our Adviser’s services under the Advisory Agreement or otherwise as an investment adviser of us and from the rendering of our Administrator’s services under the Administration Agreement or otherwise as an administrator for us, as applicable.

In our certificate of incorporation and bylaws, we have also agreed to indemnify certain officers and directors by providing, among other things, that we will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as our director, officer or other agent, to the fullest extent permitted under Delaware law and our bylaws. Notwithstanding the foregoing, the indemnification provisions shall not protect any officer or director from liability to us or our stockholders as a result of any action that would constitute willful misfeasance, bad faith or gross negligence in the performance of such officer’s or director’s duties, or reckless disregard of his or her obligations and duties.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of May 22, 2014 (unless otherwise indicated), the beneficial ownership of each current director, each of the executive officers, the executive officers and directors as a group and each stockholder known to our management to own beneficially more than 5% of the outstanding shares of common stock. None of our executive officers or directors own shares of our Series A Term Preferred Stock and, to our knowledge, no person beneficially owns more than 5% of our Series A Term Preferred Stock. Except as otherwise noted, the address of the individuals below is c/o Gladstone Investment Corporation, 1521 Westbranch Drive, Suite 100, McLean, Virginia, 22102.

Beneficial Ownership of Common Stock(1)(2)
Name and Address	Number of Shares	Percent of Total
Directors:
Paul Adelgren	4,501	*
Terry Lee Brubaker(3)	170,014	*
David A.R. Dullum(4)	58,865	*
Michela A. English	1,388	*
David Gladstone	317,495	1.2%
John H. Outland	2,519	*
Anthony W. Parker	9,109	*
Named Executive Officers (that are not also Directors):
David Watson	11,080	*
All executive officers and directors as a group (8 persons)	574,971	2.2%

5% Stockholders:
Van Berkom & Associates Inc.(5)	2,281,286	8.62%
1130 Sherbrooke Street West, Suite 1005 Montreal, Quebec H3A 2M8

*	Less than 1%
(1)	This table is based upon information supplied by officers, directors and principal stockholders. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and sole investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 26,475,958 shares outstanding on May 22, 2014.
(2)	Ownership calculated in accordance with Rule 13d-3 of the Exchange Act.
(3)	Includes 10,280 shares held by Mr. Brubaker’s spouse.
(4)	Includes 1,349 shares held by Mr. Dullum’s spouse.
(5)	This information has been obtained from a Schedule 13G filed by Van Berkom & Associates Inc., or Van Berkom, on February 5, 2014, according to which Van Berkom has sole voting and sole investment powers with respect to all 2,281,286 shares reported as beneficially owned.

The following table sets forth, as of May 22, 2014, the dollar range of equity securities that are beneficially owned by each of our directors in the Company and in Gladstone Capital, our affiliate and a business development company, which is also externally managed by our Adviser.

Name	Dollar Range of Equity Securities of the Company Owned by Directors(1)(2)	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies(1)(2)
Interested Directors:
David Gladstone	Over $100,000	Over $100,000
Terry Lee Brubaker	Over $100,000	Over $100,000
David A.R. Dullum	Over $100,000	Over $100,000

Independent Directors:
Paul W. Adelgren	$10,001-$50,000	$50,001-$100,000
Michela A. English	$10,001-$50,000	$10,001-$50,000
John H. Outland	$10,001-$50,000	$10,001-$50,000
Anthony Parker	$50,001-$100,000	$50,001-$100,000

(1)	Ownership is calculated in accordance with Rule 16-1(a)(2) of the Exchange Act.
(2)	The dollar range of equity securities beneficially owned is calculated by multiplying the closing price of the respective class as reported on The NASDAQ Global Select Market as of May 22, 2014, times the number of shares of the respective class so beneficially owned and aggregated accordingly.

Gladstone Commercial Corporation, our affiliate and a real estate investment trust, is also managed by our Adviser. The following table sets forth certain information regarding the ownership of the common and preferred stock of Gladstone Commercial as of May 22, 2014, by each independent director. None of our independent directors owns any class of stock of Gladstone Commercial Corporation, other than those classes listed below and none of our independent directors owns more than 1% of any respective class.

Name	Number of Common Shares	Number of 7.125% Series C Cumulative Term Preferred Stock	Number of 7.5% Series B Cumulative Redeemable Preferred Stock	Number of 7.75% Series A Cumulative Redeemable Preferred Stock	Value of Securities ($)(1)
Independent Directors:
Paul W. Adelgren	5,477	0	0	0	$95,526
Michela A. English	2,111	0	0	0	$36,817
John H. Outland	1,660	0	0	0	$28,950
Anthony Parker	21,423	0	0	0	$373,623

(1)	Ownership calculated in accordance with Rule 16-1(a)(2) of the Exchange Act. The value of securities beneficially owned is calculated by multiplying the closing price of the respective class as reported on The NASDAQ Global Select Market as of May 22, 2014, times the number of shares of the respective class so beneficially owned and aggregated accordingly.

Gladstone Land Corporation, our affiliate and a real estate investment company, is also managed by our Adviser. The following table sets forth certain information regarding the ownership of the common stock of Gladstone Land as of May 22, 2014, by each independent incumbent director and nominee.

Name	Number of Common Shares	Percent of Class	Value of Securities($)(1)
Independent Directors:
Paul W. Adelgren	4,797	*	$53,778
Michela A. English	1,030	*	$11,547
John H. Outland	1,511	*	$16,938
Anthony Parker	4,788	*	$53,674

*	Less than 1%
(1)	Ownership calculated in accordance with Rule 16a-1(a)(2) of the Exchange Act. The value of securities beneficially owned is calculated by multiplying the closing price of the respective class as reported on The NASDAQ Global Market as of May 22, 2014, times the number of shares of the respective class so beneficially owned and aggregated accordingly.

DIVIDEND REINVESTMENT PLAN

Our transfer agency and services agreement with our transfer agent, Computershare, Inc., or Computershare, authorizes Computershare to provide a dividend reinvestment plan that allows for reinvestment of our distributions on behalf of our common stockholders upon their election as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash dividend, then our common stockholders who have “opted in” to the dividend reinvestment plan will not receive cash dividends but, instead, such cash dividends will automatically be reinvested in additional shares of our common stock.

Pursuant to the dividend reinvestment plan, if your shares of our common stock are registered in your own name you can have all distributions reinvested in additional shares of our common stock by Computershare, as the plan agent, if you enroll in the dividend reinvestment plan by delivering an enrollment form to the plan agent prior to the corresponding dividend record date, available at www.computershare.com/investor. The plan agent will effect purchases of our common stock under the dividend reinvestment plan in the open market.

If you do not elect to participate in the dividend reinvestment plan, you will receive all distributions in cash paid by check mailed directly to you (or if you hold your shares in street or other nominee name, then to your nominee) as of the relevant record date, by the plan agent, as our dividend disbursing agent. If your shares are held in the name of a broker or nominee, you can transfer the shares into your own name and then enroll in the dividend reinvestment plan or contact your broker or nominee to determine if they offer a dividend reinvestment plan.

The plan agent serves as agent for the holders of our common stock in administering the dividend reinvestment plan. After we declare a dividend, the plan agent will, as agent for the participants, receive the cash payment and use it to buy common stock on NASDAQ or elsewhere for the participants’ accounts. The price of the shares will be the weighted average price of all shares purchased by the plan agent on such trade date or dates.

Participants in the dividend reinvestment plan may withdraw from the dividend reinvestment plan at any time online at www.computershare.com/investor, via telephone or by mailing a request to Computershare or by selling or transferring all applicable shares. If the plan agent receives a request to withdraw near a dividend record date, the plan agent, in its sole discretion, may either distribute such dividends in cash or reinvest the shares on behalf of the withdrawing participant. If such dividends are reinvested, the plan agent will process the withdrawal as soon as practicable, but in no event later than five business days after the reinvestment is completed.

The plan agent will maintain each participant’s account in the dividend reinvestment plan and will furnish periodic written confirmations of all transactions in such account, including information needed by the stockholder for personal and tax records. Common stock in the account of each dividend reinvestment plan participant will be held by the plan agent in non-certificated form in the name of such participant; however participants may request that such shares be certificated in their name. The plan agent will provide proxy materials relating to our stockholders’ meetings that will include those shares purchased through the plan agent, as well as shares held pursuant to the dividend reinvestment plan.

We pay the plan agent’s fees for the handling or reinvestment of dividends and other distributions. Each participant in the dividend reinvestment plan pays a pro rata share of brokerage commissions incurred with respect to the plan agent’s open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting distributions.

Distributions are taxable whether paid in cash or reinvested in additional shares, and the reinvestment of distributions pursuant to the dividend reinvestment plan will not relieve participants of any U.S. federal income tax or state income tax that may be payable or required to be withheld on such distributions. For more information regarding taxes that our stockholders may be required to pay, see “Material U.S. Federal Income Tax Considerations.”

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

RIC Status

To maintain our qualification for treatment as a RIC under Subchapter M of the Code, we must distribute to our stockholders, for each taxable year, at least 90% of our investment company taxable income, which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses. We refer to this as the annual distribution requirement. We must also meet several additional requirements, including:

•	BDC Status. At all times during the taxable year, we must maintain our status as a BDC.

•	Income source requirements. At least 90% of our gross income for each taxable year must be from dividends, interest, payments with respect to securities loans, gains from sales or other dispositions of securities or other income derived with respect to our business of investing in securities, and net income derived from interests in qualified, publicly-traded partnerships.

•	Asset diversification requirements. As of the close of each quarter of our taxable year: (1) at least 50% of the value of our assets must consist of cash, cash items, U.S. government securities, the securities of other regulated investment companies and other securities to the extent that (a) we do not hold more than 10% of the outstanding voting securities of an issuer of such other securities and (b) such other securities of any one issuer do not represent more than 5% of our total assets, and (2) no more than 25% of the value of our total assets may be invested in the securities of one issuer (other than U.S. government securities or the securities of other regulated investment companies), or of two or more issuers that are controlled by us and are engaged in the same or similar or related trades or businesses or in the securities of one or more qualified, publicly-traded partnerships.

Due to the limited number of investments in our portfolio, our asset composition at times has affected our ability to satisfy the requirement in the Code that, as of the close of each quarter of our taxable year, at least 50% of the value of our assets consist of cash, cash items, U.S. government securities or certain other qualified securities (the “50% threshold”). During the fiscal year ended March 31, 2014, we were at times below the 50% threshold.

Failure to meet the 50% threshold alone will not result in our loss of RIC status. In circumstances where the failure to meet the 50% threshold is the result of fluctuations in the value of our assets, including as a result of the sale of assets, we will still be deemed to have satisfied the 50% threshold and, therefore, maintain our RIC status, provided that we have not made any new investments, including additional investments in our existing portfolio companies (such as advances under outstanding lines of credit), since the time that we fell below the 50% threshold. As of June 30 and March 31, 2014, our asset composition satisfied the 50% threshold. Additionally, our asset composition satisfied the 50% threshold as of September 30 and December 31, 2013 without taking into account any short-term qualified securities, but as a precaution to ensure compliance, we purchased short-term qualified securities, which were funded through short-term loan agreements. Subsequent to each of those measurement dates, the short-term qualified securities matured and we repaid the short-term loans. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Recent Developments—Short-Term Loan” for more information regarding these transactions.

Until the composition of our assets continuously satisfies the 50% threshold by a significant margin, we may continue to employ similar purchases of qualified securities using short-term loans that would ensure that we satisfy the 50% threshold. There can be no assurance, however, that we will be able to enter into such a transaction on reasonable terms, if at all.

Failure to Qualify as a RIC. If we are unable to qualify for treatment as a RIC, we will be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would we be required to make such distributions. Distributions would be taxable to our stockholders as dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s adjusted tax basis, and then as a gain realized from the sale or exchange of property. If we fail to meet the RIC requirements for more than two consecutive years and then seek to requalify as a RIC, we generally would be subject to corporate-level tax on any unrealized appreciation that was recognized during the succeeding 10 years.

Qualification as a RIC. If we qualify as a RIC and distribute to stockholders each year in a timely manner at least 90% of our investment company taxable income, we will not be subject to federal income tax on the portion of our taxable income and gains we distribute to stockholders. We would, however, be subject to a 4% nondeductible federal excise tax if we do not distribute, actually or on a deemed basis, an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and capital gains in excess of capital losses for preceding years that were not distributed during such years. For the years ended December 31, 2013 and 2012, we incurred $0.3 million and $31, respectively, in excise taxes.

The federal excise tax would apply only to the amount by which the required distributions exceed the amount of income we distribute, actually or on a deemed basis, to stockholders. We will be subject to regular corporate income tax, currently at rates up to 35%, on any undistributed income, including both ordinary income and capital gains. We intend to retain some or all of our long-term capital gains, but to treat the retained amount as a deemed distribution. In that case, among other consequences, we will pay tax on the retained amount, each stockholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the stockholder and the stockholder will be entitled to claim a credit or refund equal to its allocable share of the tax we pay on the retained long-term capital gain. The amount of the deemed distribution net of such tax will be added to the stockholder’s cost basis for its common stock. Since we expect to pay tax on any retained long-term capital gains at our regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid will exceed the tax they owe on the capital gain dividend and such excess may be claimed as a credit or refund against the stockholder’s other tax obligations. A stockholder that is not subject to U.S. federal income tax or tax on long-term capital gains would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to the stockholders after the close of the relevant tax year. We will also be subject to alternative minimum tax, but any tax preference items would be apportioned between us and our stockholders in the same proportion that distributions, other than capital gain dividends, paid to each stockholder bear to our taxable income determined without regard to the dividends paid deduction.

Taxation of Our U.S. Stockholders

Distributions. For any period during which we qualify as a RIC for federal income tax purposes, distributions to our stockholders attributable to our investment company taxable income generally will be taxable as ordinary income to stockholders to the extent of our current or accumulated earnings and profits. We first allocate our earnings and profits to distributions to our preferred stockholders and then to distributions to our common stockholders based on priority in our capital structure. Any distributions in excess of our earnings and profits will first be treated as a return of capital to the extent of the stockholder’s adjusted basis in his or her shares of common stock and thereafter as gain from the sale of shares of our common stock. Distributions of our long-term capital gains, reported by us as such, will be taxable to stockholders as long-term capital gains regardless of the stockholder’s holding period for its shares of our stock and whether the distributions are paid in cash or invested in additional shares of our stock. Corporate stockholders are generally eligible for the 70% dividends received deduction with respect to dividends received from us, other than capital gains dividends, to the extent such amount reported by us does not exceed the dividends received by us from domestic corporations. Any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it were paid by us and received by the stockholders on December 31 of the previous year. In addition, we may elect (in accordance with Section 855(a) of the Code) to relate a dividend back to the prior taxable year if we (1) declare such dividend prior to the later of the due date for filing our federal income tax return for that taxable year or the 15th day of the ninth month following the close of the taxable year, (2) make the election in that federal income tax return, and (3) distribute the amount in the 12-month period following the close of the taxable year but not later than the first regular dividend payment of the same type following the declaration. Any such election will not alter the general rule that a stockholder will be treated as receiving a dividend in the taxable year in which the distribution is made, subject to the October, November, December rule described above.

In general, the federal income tax rates applicable to our dividends other than dividends designated as capital gain dividends will be the rates applicable to ordinary income (currently up to 39.6%), and not the rates applicable to “qualified dividend income” (currently up to 20%). If we distribute dividends that are attributable to actual dividend income received by us that is eligible to be, and is, designated by us as qualified dividend income, such dividends would be eligible for such lower federal income tax rate. For this purpose, “qualified dividend income” means dividends received by us from United States corporations and qualifying foreign corporations, provided that both we and the stockholder recipient of our dividends satisfy certain holding period and other requirements in respect of our shares (in the case of our stockholder) and the stock of such corporations (in our case). However, we do not anticipate receiving or distributing a significant amount of qualified dividend income.

If a common stockholder participates in our “opt in” dividend reinvestment plan, any distributions reinvested under the plan will be taxable to the common stockholder to the same extent, and with the same character, as if the common stockholder had received the distribution in cash. The common stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the common stockholder’s account. We do not have a dividend reinvestment plan for our preferred stockholders.

Sale of Our Shares. A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. Individual U.S. stockholders are subject to a maximum federal income tax rate of 20% on their net capital gain (i.e. the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year) including any long-term capital gain derived from an investment in our stock. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the same rates applied to their ordinary income (currently up to a maximum of 35%). Capital losses are subject to limitations on use for both corporate and non-corporate stockholders.
Medicare Tax on Unearned Income. Stockholders that are individuals, estates or trusts and that have taxable income in excess of certain thresholds are required to pay a 3.8% Medicare tax on “net investment income,” which includes, among other things, dividends on, and gains from the sale or other disposition of, shares of our stock. Prospective investors should consult their own tax advisors regarding the impact of this Medicare tax on an investment in our stock.

Backup Withholding. We may be required to withhold federal income tax, or backup withholding, currently at a rate of 28%, from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the Internal Revenue Service (“IRS”) notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is generally his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

The Foreign Account Tax Compliance Act imposes a federal withholding tax on certain types of payments made to “foreign financial institutions” and certain other non-U.S. entities unless certain due diligence, reporting, withholding, and certification obligation requirements are satisfied. Under delayed effective dates provided for in the Treasury Regulations and other IRS guidance, such required withholding began on July 1, 2014 with respect to dividends on our stock, and will not begin until January 1, 2017 with respect to gross proceeds from a sale or other disposition of our stock.

REGULATION AS A BUSINESS DEVELOPMENT COMPANY

We are a closed-end, non-diversified management investment company that has elected to be regulated as a BDC under Section 54 of the 1940 Act. As such, we are subject to regulation under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates, principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding “voting securities,” as defined in the 1940 Act.

We intend to conduct our business so as to retain our status as a BDC. A BDC may use capital provided by public stockholders and from other sources to invest in long-term private investments in businesses. A BDC provides stockholders the ability to retain the liquidity of a publicly-traded stock while sharing in the possible benefits, if any, of investing in primarily privately owned companies. In general, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in qualifying assets, as described in Section 55(a) (1) – (3) of the 1940 Act.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets, other than certain interests in furniture, equipment, real estate, or leasehold improvements (“operating assets”) represent at least 70% of the company’s total assets, exclusive of operating assets. The types of qualifying assets in which we may invest under the 1940 Act include, but are not limited to, the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer is an eligible portfolio company. An eligible portfolio company is generally defined in the 1940 Act as any issuer which:

(a)	is organized under the laws of, and has its principal place of business in, any State or States in the United States;

(b)	is not an investment company (other than a small business investment company wholly owned by the BDC or otherwise excluded from the definition of investment company); and

(c)	satisfies one of the following:

(i)	it does not have any class of securities with respect to which a broker or dealer may extend margin credit;

(ii)	it is controlled by the BDC and for which an affiliate of the BDC serves as a director;

(iii)	it has total assets of not more than $4 million and capital and surplus of not less than $2 million;

(iv)	it does not have any class of securities listed on a national securities exchange; or

(v)	it has a class of securities listed on a national securities exchange, with an aggregate market value of outstanding voting and non-voting equity of less than $250 million.

(2)	Securities received in exchange for or distributed on or with respect to securities described in (1) above, or pursuant to the exercise of options, warrants or rights relating to such securities.

(3)	Cash, cash items, government securities or high quality debt securities maturing in one year or less from the time of investment.

Asset Coverage

Pursuant to Section 61(a)(2) of the 1940 Act, we are permitted, under specified conditions, to issue multiple classes of senior securities representing indebtedness. However, pursuant to Section 18(c) of the 1940 Act, we are permitted to issue only one class of senior securities that is stock. In either case, we may only issue such Senior Securities if such class of Senior Securities, after such issuance, has an asset coverage, as defined in Section 18(h) of the 1940 Act, of at least 200%.

In addition, our ability to pay dividends or distributions (other than dividends payable in our stock) to holders of any class of our capital stock would be restricted if our senior securities representing indebtedness fail to have an asset coverage of at least 200% (measured at the time of declaration of such distribution and accounting for such distribution). The 1940 Act does not apply this limitation to privately arranged debt that is not intended to be publicly distributed, unless this limitation is specifically negotiated by the lender. In addition, our ability to pay dividends or distributions (other than dividends payable in our common stock) to our common stockholders would be restricted if our senior securities that are stock fail to have an asset coverage of at least 200% (measured at the time of declaration of such distribution and accounting for such distribution). If the value of our assets declines, we might be unable to satisfy these asset coverage requirements. To satisfy the 200% asset coverage requirement in the event that we are seeking to pay a distribution, we might either have to (i) liquidate a portion of our loan portfolio to repay a portion of our indebtedness or (ii) issue common stock. This may occur at a time when a sale of a portfolio asset may be disadvantageous, or when we have limited access to capital markets on agreeable terms. In addition, any amounts that we use to service our indebtedness or for offering expenses will not be available for distributions to our stockholders. If we are unable to regain asset coverage through these methods, we may be forced to suspend the payment of such dividends.

Significant Managerial Assistance

A BDC generally must make available significant managerial assistance to issuers of its portfolio securities that the BDC counts as a qualifying asset for the 70% test described above. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. Significant managerial assistance also may include the exercise of a controlling influence over the management and policies of the portfolio company. However, with respect to certain, but not all such securities, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance, or the BDC may exercise such control jointly.

Investment Policies

We seek to achieve a high level of current income and capital gains through investments in debt securities and preferred and common stock that we acquired in connection with buyout and other recapitalizations. The following investment policies, along with these investment objectives, may not be changed without the approval of our Board of Directors:

•	We will at all times conduct our business so as to retain our status as a BDC. In order to retain that status, we must be operated for the purpose of investing in certain categories of qualifying assets. In addition, we may not acquire any assets (other than non-investment assets necessary and appropriate to our operations as a BDC or qualifying assets) if, after giving effect to such acquisition, the value of our “qualifying assets” is less than 70% of the value of our total assets. We anticipate that the securities we seek to acquire, as well as temporary investments, will generally be qualifying assets.

•	We will at all times endeavor to conduct our business so as to retain our status as a RIC under the Code. To do so, we must meet income source, asset diversification and annual distribution requirements. We may issue senior securities, such as debt or preferred stock, to the extent permitted by the 1940 Act for the purpose of making investments, to fund share repurchases, or for temporary emergency or other purposes.

With the exception of our policy to conduct our business as a BDC, these policies are not fundamental and may be changed without stockholder approval.

Code of Ethics

We and all of the Gladstone family of companies, have adopted a code of ethics and business conduct applicable to all of the officers, directors and employees of such companies that complies with the guidelines set forth in Item 406 of Regulation S-K of the Securities Act of 1933 (the “Securities Act”) and Rule 17j-1 of the 1940 Act. As required by the 1940 Act, this code establishes procedures for personal investments, restricts certain transactions by such personnel and requires the reporting of certain transactions and holdings by such personnel. This code of ethics and business conduct is publicly available on our website under “Corporate Governance” at www.GladstoneInvestment.com. We intend to provide any required disclosure of any amendments to or waivers of the provisions of this code by posting information regarding any such amendment or waiver to our website within four days of its effectiveness in a Current Report on Form 8-K.

Compliance Policies and Procedures

We and our Adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws, and our Board of Directors is required to review these compliance policies and procedures annually to assess their adequacy and the effectiveness of their implementation. We have designated a chief compliance officer, John Dellafiora, Jr., who also serves as chief compliance officer for our Adviser.

Co-Investment

In an order dated July 26, 2012, the SEC granted us the relief sought in the exemptive application we had previously filed with the SEC that expands our ability to co-invest with certain affiliates by permitting us, under certain circumstances, to co-invest with Gladstone Capital Corporation and any future business development company or closed-end management investment company that is advised by our Adviser (or sub-advised by the Adviser if it controls the fund) or any combination of the foregoing.

DESCRIPTION OF OUR SECURITIES

Our authorized capital stock consists of 100,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share (our common stock and our preferred stock are collectively referred to as Capital Stock).

The following description is a summary based on relevant provisions of our certificate of incorporation and bylaws and the Delaware General Corporation Law. This summary does not purport to be complete and is subject to, and qualified in its entirety by the provisions of our certificate of incorporation and bylaws, as amended, and applicable provisions of the Delaware General Corporation Law.

Common Stock

As of the date hereof, we have 26,475,958 share of common stock outstanding. All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of Gladstone Investment, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director. Our common stock is listed on NASDAQ under the ticker symbol “GAIN.”

Preferred Stock

Our certificate of incorporation gives the Board of Directors the authority, without further action by stockholders, to issue up to 10,000,000 shares of preferred stock in one or more series and to fix the rights, preferences, privileges, qualifications and restrictions granted to or imposed upon such preferred stock, including dividend rights, conversion rights, voting rights, rights and terms of redemption, and liquidation preference, any or all of which may be greater than the rights of the common stock. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. The issuance of preferred stock could adversely affect the voting power of holders of common stock and reduce the likelihood that such holders will receive dividend payments and payments upon liquidation, and could also decrease the market price of our common stock.

You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other Senior Securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We have no present plans to issue any additional shares of our preferred stock, but believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings. If we offer additional preferred stock under this prospectus, we will issue an appropriate prospectus supplement. You should read that prospectus supplement for a description of such preferred stock, including, but not limited to, whether there will be an arrearage in the payment of dividends or sinking fund installments, if any, restrictions with respect to the declaration of dividends, requirements in connection with the maintenance of any ratio or assets, or creation or maintenance of reserves, or provisions for permitting or restricting the issuance of additional securities.

Series A Cumulative Term Preferred Stock

Of the 10,000,000 shares of our capital stock designated as preferred stock, 1,610,000 of such shares are designated as Term Preferred Stock. As of the date hereof, we have 1,600,000 shares of Term Preferred Stock outstanding. Shares of our Term Preferred Stock are listed on NASDAQ under the symbol “GAINP.”

The following is a summary of the material terms of the Term Preferred Stock. The following summary is qualified in its entirety by reference to the Certificate of Designation of the 7.125% Series A Cumulative Term Preferred Shares, which is filed as an exhibit to the registration statement of which this prospectus is a part:

Dividend Rights

The holders of Term Preferred Stock are entitled to monthly dividends in the amount of 7.125% per annum on the stated liquidation preference of Term Preferred Stock, or $0.1484375 per share, and we are prohibited from issuing dividends or making distributions to the holders of our common stock while any shares of Term Preferred Stock are outstanding, unless all accrued and unpaid dividends on the Term Preferred Stock are paid in their entirety. In the event that we fail to pay dividends on the Term Preferred Stock when required, the dividend rate on the Term Preferred Stock will increase to 9% per annum until such default is cured. Further, in the event that we fail to redeem the Term Preferred Stock when due, as discussed in “—Redemption” below, the dividend rate will increase to 11% per annum until such shares are redeemed.

Voting Rights

The holders of the Term Preferred Stock are entitled to one vote per share and do not have cumulative voting. The holders of the Term Preferred Stock generally vote together with the holders of our common stock, except that the holders of the Term Preferred Stock have the right to elect two of our directors. Furthermore, during any period that we owe accumulated dividends, whether or not earned or declared, on our Term Preferred Stock equal to at least two full years of dividends, the holders of Term Preferred Stock will have the right to elect a majority of our Board of Directors.

Liquidation Rights

In the event of a dissolution, liquidation or winding up of our affairs, the Term Preferred Stock has a liquidation preference over our common stock equal to $25 per share, plus all unpaid dividends and distributions accumulated to (but excluding) the date fixed for payment on such shares.

Redemption

The Term Preferred Stock has a mandatory term redemption date of February 28, 2017, however, if we fail to maintain asset coverage as required by the 1940 Act, of at least 200%, we will be required to redeem a portion of the Term Preferred Stock to enable us to meet the required asset coverage at a price per share equal to the liquidation preference plus all accumulated and unpaid dividends and distributions. In the event of a change of control, we will also be required to redeem the shares of Term Preferred Stock at a price per share equal to the liquidation preference plus all accumulated and unpaid dividends and distributions. In addition, we have the option to redeem such shares at any time on or after February 28, 2016, subject to the requirement to pay an optional redemption premium on the amount of shares redeemed if we optionally redeem such shares before February 28, 2017.

Subscription Rights

General

We may issue subscription rights to our stockholders to purchase common stock or preferred stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering to our stockholders, we may enter into a standby underwriting arrangement with one or more underwriters pursuant to which such underwriters would purchase any offered securities remaining unsubscribed after such subscription rights offering to the extent permissible under applicable law. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•	the period of time the offering would remain open (which in no event would be less than fifteen business days);

•	the title of such subscription rights;

•	the exercise price for such subscription rights;

•	the ratio of the offering (which in no event would exceed one new share of common stock for each three rights held);

•	the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable;

•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights shall commence, and the date on which such rights shall expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities;

•	if applicable, the material terms of any standby underwriting or other purchase arrangement that we may enter into in connection with the subscription rights offering; and

•	any other terms of such subscription rights, including terms, procedures and limitations relating to the exchange and exercise of such subscription rights.

Exercise of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock, or preferred stock, at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. We may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, including pursuant to standby underwriting arrangements, as set forth in the applicable prospectus supplement.

Warrants

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock. Such warrants may be issued independently or together with shares of common stock or other equity or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;

•	the aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

•	the number of shares of common stock purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the warrants;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including the right to receive dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants (except for warrants expiring not later than 120 days after issuance and issued exclusively and ratably to a class of our security holders) on the condition that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value of the securities underlying the warrants at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants (our stockholders approved such a proposal to issue long-term rights, including warrants, in connection with our 2008 annual meeting of stockholders) and a “required” majority of our Board of Directors approves such issuance on the basis that the issuance is in the best interests of Gladstone Investment and our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. A “required” majority of our Board of Directors is a vote of both a majority of our directors who have no financial interest in the transaction and a majority of the directors who are not interested persons of the company. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, options and subscription rights at the time of issuance may not exceed 25% of our outstanding voting securities.

Debt Securities

Any debt securities that we issue may be senior or subordinated in priority of payment. We have no present plans to issue any debt securities. If we offer debt securities under this prospectus, we will provide a prospectus supplement that describes the ranking, whether senior or subordinated, the specific designation, the aggregate principal amount, the purchase price, the maturity, the redemption terms, the interest rate or manner of calculating the interest rate, the time of payment of interest, if any, the terms for any conversion or exchange, including the terms relating to the adjustment of any conversion or exchange mechanism, the listing, if any, on a securities exchange, the name and address of the trustee and any other specific terms of the debt securities.

CERTAIN PROVISIONS OF DELAWARE LAW AND OF OUR

CERTIFICATE OF INCORPORATION AND BYLAWS

The following description of certain provisions of Delaware law and of our certificate of incorporation and bylaws, as amended, is only a summary. For a complete description, we refer you to the Delaware General Corporation Law, our certificate of incorporation and our bylaws. We have filed our amended and restated certificate of incorporation and bylaws, as amended, as exhibits to the registration statement of which this prospectus is a part.

Classified Board of Directors

Pursuant to our bylaws, as amended, our Board of Directors is divided into three classes of directors. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. The holders of outstanding shares of any preferred stock, including Term Preferred Stock, are entitled, as a class, to the exclusion of the holders of all other securities and classes of common stock, to elect two of our directors at all times (regardless of the total number of directors serving on the Board of Directors). We refer to these directors as the Preferred Directors. Michela A. English was elected as a Preferred Director at our annual meeting of stockholders on August 7, 2014 and will serve until our 2017 annual meeting. The other Preferred Directorship is currently vacant due to the unfortunate passing of John D. Reilly in August 2014 and we will nominate a candidate for election to this Preferred Directorship for election in 2015. The holders of outstanding shares of common stock and preferred stock, voting together as a single class, elect the balance of our directors. Any director elected to fill a vacancy shall serve for the remainder of the full term of the class in which the vacancy occurred and until a successor is elected and qualified. We believe that classification of our Board of Directors helps to assure the continuity and stability of our business strategies and policies as determined by our directors. Holders of shares of our stock have no right to cumulative voting in the election of directors. Consequently, at each annual meeting of our stockholders, the holders of a majority of the combined shares of common stock and preferred stock are able to elect all of the successors to the class of directors whose term expires at such meeting (other than the Preferred Directors, who will be elected by the holders of a majority of the preferred stock).

Our classified board could have the effect of making the replacement of incumbent directors more time consuming and difficult. Because our directors may only be removed for cause, at least two annual meetings of stockholders, instead of one, will generally be required to effect a change in a majority of our Board of Directors. Thus, our classified board could increase the likelihood that incumbent directors will retain their positions. The staggered terms of directors may delay, defer or prevent a tender offer or an attempt to change control of us or another transaction that might involve a premium price for our common stock that might be in the best interest of our stockholders.

Removal of Directors

Any director may be removed only for cause by the stockholders upon the affirmative vote of at least two-thirds of all the votes entitled to be cast at a meeting called for the purpose of the proposed removal. The notice of the meeting shall indicate that the purpose, or one of the purposes, of the meeting is to determine if the director shall be removed.

Business Combinations

Section 203 of the Delaware General Corporation Law generally prohibits “business combinations” between us and an “interested stockholder” for three years after the date of the transaction in which the person became an interested stockholder. In general, Delaware law defines an interested stockholder as any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling, or controlled by, the entity or person. These business combinations include:

•	Any merger or consolidation involving the corporation and the interested stockholder;

•	Any sale, transfer, pledge or other disposition involving the interested stockholder of 10% or more of the assets of the corporation;

•	Subject to exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder; or

•	The receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

Section 203 permits certain exemptions from its provisions for transactions in which:

•	Prior to the date of the transaction, the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

•	The interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding (a) shares owned by persons who are directors and also officers, and (b) shares owned by employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

•	On or subsequent to the date of the transaction, the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock that is not owned by the interested stockholder.

Merger; Amendment of Certificate of Incorporation

Under Delaware law, we will not be able to amend our certificate of incorporation or merge with another entity unless approved by the affirmative vote of stockholders holding at least a majority of the shares entitled to vote on the matter.

Term and Termination

Our certificate of incorporation provides for us to have a perpetual existence. Pursuant to our certificate of incorporation, and subject to the provisions of any of our classes or series of stock then outstanding and the approval by a majority of the entire Board of Directors, our stockholders, at any meeting thereof, by the affirmative vote of a majority of all of the votes entitled to be cast on the matter, may approve a plan of liquidation and dissolution.

Advance Notice of Director Nominations and New Business

Our bylaws provide that, with respect to an annual meeting of stockholders, nominations of persons for election to our Board of Directors and the proposal of business to be considered by stockholders at the annual meeting may be made only:

•	pursuant to our notice of the meeting;

•	by our Board of Directors; or

•	by a stockholder who was a stockholder of record both at the time of the provision of notice and at the time of the meeting who is entitled to vote at the meeting and has complied with the advance notice procedures set forth in our bylaws.

With respect to special meetings of stockholders, only the business specified in our notice of meeting may be brought before the meeting of stockholders and nominations of persons for election to our Board of Directors may be made only:

•	pursuant to our notice of the meeting;

•	by our Board of Directors; or

•	provided that our Board of Directors has determined that directors shall be elected at such meeting, by a stockholder who was a stockholder of record both at the time of the provision of notice and at the time of the meeting who is entitled to vote at the meeting and has complied with the advance notice provisions set forth in our bylaws.

Possible Anti-Takeover Effect of Certain Provisions of Delaware Law and of Our Certificate of Incorporation and Bylaws

The business combination provisions of Delaware law, the provisions of our bylaws regarding the classification of our Board of Directors, the Board of Directors’ ability to issue preferred stock with terms and conditions that could have a priority as to distributions and amounts payable upon liquidation over the rights of the holders of our common stock, and the restrictions on the transfer of stock and the advance notice provisions of our bylaws could have the effect of delaying, deferring or preventing a transaction or a change in the control that might involve a premium price for holders of common stock or otherwise be in their best interest.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Our certificate of incorporation eliminates the liability of directors to the maximum extent permitted by Delaware law. In addition, our bylaws require us to indemnify our directors and executive officers, and allow us to indemnify other employees and agents, to the fullest extent permitted by law, subject to the requirements of the 1940 Act. Our bylaws obligate us to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The certificate of incorporation and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Delaware law requires a corporation to indemnify a present or former director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Delaware law permits a corporation to indemnify its present and former directors and officers, or any other person who is or was an employee or agent, or is or was serving at the request of a corporation as a director, officer, employee or agent of another entity, against liability for expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred if such person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. In the case of a criminal proceeding, Delaware law further requires that the person to be indemnified have no reasonable cause to believe his or her conduct was unlawful. In the case of an action or suit by or in the right of a corporation to procure a judgment in its favor by reason of such person’s service to the corporation, Delaware law provides that no indemnification shall be made with respect to any claim, issue or matter as to which such person has been adjudged liable to the corporation, unless and only to the extent that the court in which such an action or suit is brought determines, in view of all the circumstances of the case, that the person is fairly and reasonably entitled to indemnity. Insofar as certain members of our senior management team may from time to time serve, at the request of our Board of Directors, as directors of one or more of our portfolio companies, we may have indemnification obligations under our bylaws with respect to acts taken by our portfolio companies.

Any payment to an officer or director as indemnification under our governing documents or applicable law or pursuant to any agreement to hold such person harmless is recoverable only out of our assets and not from our stockholders. Indemnification could reduce the legal remedies available to us and our stockholders against the indemnified individuals. This provision for indemnification of our directors and officers does not reduce the exposure of our directors and officers to liability under federal or state securities laws, nor does it limit a stockholder’s ability to obtain injunctive relief or other equitable remedies for a violation of a director’s or an officer’s duties to us or to our stockholders, although these equitable remedies may not be effective in some circumstances.

In addition to any indemnification to which our directors and officers are entitled pursuant to our certificate of incorporation and bylaws and the Delaware General Corporation Law, our certificate of incorporation and bylaws provide that we may indemnify other employees and agents to the fullest extent permitted under Delaware law, whether they are serving us or, at our request, any other entity, including our Adviser and our Administrator.

The general effect to investors of any arrangement under which any person who controls us or any of our directors, officers or agents is insured or indemnified against liability is a potential reduction in distributions to our stockholders resulting from our payment of premiums associated with liability insurance. In addition, indemnification could reduce the legal remedies available to us and to our stockholders against our officers, directors and agents. The SEC takes the position that indemnification against liabilities arising under the Securities Act is against public policy and unenforceable. As a result, indemnification of our directors and officers and of our Adviser or its affiliates may not be allowed for liabilities arising from or out of a violation of state or federal securities laws. Indemnification will be allowed for settlements and related expenses of lawsuits alleging securities laws violations and for expenses incurred in successfully defending any lawsuit, provided that a court either:

•	approves the settlement and finds that indemnification of the settlement and related costs should be made; or

•	dismisses with prejudice or makes a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee and a court approves the indemnification.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Delaware General Corporation Law or any provision of our certificate of incorporation or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

SHARE REPURCHASES

Shares of closed-end investment companies frequently trade at discounts to NAV. We cannot predict whether our shares will trade above, at or below NAV. The market price of our common stock is determined by, among other things, the supply and demand for our shares, our investment performance and investor perception of our overall attractiveness as an investment as compared with alternative investments. Our Board of Directors has authorized our officers, in their discretion and subject to compliance with the 1940 Act and other applicable law, to purchase on the open market or in privately negotiated transactions, outstanding shares of our common stock in the event that our shares trade at a discount to NAV. We can not assure you that we will ever conduct any open market purchases and if we do conduct open market purchases, we may terminate them at any time.

In addition, if our shares publicly trade for a substantial period of time at a substantial discount to our then current NAV per share, our Board of Directors will consider authorizing periodic repurchases of our shares or other actions designed to eliminate the discount. Our Board of Directors would consider all relevant factors in determining whether to take any such actions, including the effect of such actions on our status as a RIC under the Internal Revenue Code and the availability of cash to finance these repurchases in view of the restrictions on our ability to borrow. We can not assure you that any share repurchases will be made or that if made, they will reduce or eliminate market discount. Should we make any such repurchases in the future, we expect that we would make them at prices at or below the then current NAV per share. Any such repurchase would cause our total assets to decrease, which may have the effect of increasing our expense ratio. We may borrow money to finance the repurchase of shares subject to the limitations described in this prospectus. Any interest on such borrowing for this purpose would reduce our net income.

PLAN OF DISTRIBUTION

We may sell the Securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, or through agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the Securities will also be named in the applicable prospectus supplement.

The distribution of the Securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, in “at the market offerings” within the meaning of Rule 415(a)(4) of the Securities Act, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that in the case of our common stock, the offering price per share less any underwriting commissions or discounts must equal or exceed the NAV per share of our common stock except (i) in connection with a rights offering to our existing stockholders, (ii) with the consent of the majority of our common stockholders, or (iii) under such other circumstances as the SEC may permit.

In connection with the sale of the Securities, underwriters or agents may receive compensation from us or from purchasers of the Securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the Securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the Securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the Securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum commission or discount to be received by any FINRA member or independent broker-dealer will not exceed 10%.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell Securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).

Any of our common stock sold pursuant to a prospectus supplement will be listed on NASDAQ, or another exchange on which our common stock is traded.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of the Securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase the Securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of the Securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

In order to comply with the securities laws of certain states, if applicable, the Securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, the Securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held under a custodian agreement with The Bank of New York Mellon Corp. The address of the custodian is: 500 Ross Street, Suite 625, Pittsburgh, PA 15262. Our assets are held under bank custodianship in compliance with the 1940 Act. Securities held through our wholly-owned subsidiary, Business Investment, are held under a custodian agreement with The Bank of New York Mellon Corp., which acts as collateral custodian pursuant to Business Investment’s credit facility with BB&T and certain other parties. The address of the collateral custodian is 500 Ross Street, Suite 625, Pittsburgh, PA 15262. Computershare acts as our transfer and dividend paying agent and registrar. The principal business address of Computershare is 250 Royall Street, Canton, MA 02021, telephone number 781-575-2000. Computershare also maintains an internet web site at www.computershare.com and one specifically for shareholders at www.computershare.com/investor.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use securities brokers or dealers in the normal course of our business. Subject to policies established by our Board of Directors, our Adviser will be primarily responsible for the execution of transactions involving publicly traded securities and the allocation of brokerage commissions in respect thereof, if any. In the event that our Adviser executes such transactions, we do not expect our Adviser to execute transactions through any particular broker or dealer, but we would expect our Adviser to seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we expect that our Adviser generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Adviser may select a broker based partly upon brokerage or research services provided to us, our Adviser and any of its other clients. In return for such services, we may pay a higher commission than other brokers would charge if our Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms either of the particular transaction or our Adviser’s overall responsibilities with respect to all of our Adviser’s clients.

PROXY VOTING POLICIES AND PROCEDURES

We have delegated our proxy voting responsibility to our Adviser. The proxy voting policies and procedures of our Adviser are set out below. The guidelines are reviewed periodically by our Adviser and our directors who are not “interested persons,” and, accordingly, are subject to change.

Introduction

As an investment adviser registered under the Advisers Act, our Adviser has a fiduciary duty to act solely in our best interests. As part of this duty, our Adviser recognizes that it must vote our securities in a timely manner free of conflicts of interest and in our best interests.

Our Adviser’s policies and procedures for voting proxies for its investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

Our Adviser votes proxies relating to our portfolio securities in what it perceives to be the best interest of our stockholders. Our Adviser reviews on a case-by-case basis each proposal submitted to a stockholder vote to determine its effect on the portfolio securities we hold. In most cases our Adviser will vote in favor of proposals that our Adviser believes are likely to increase the value of the portfolio securities we hold. Although our Adviser will generally vote against proposals that may have a negative effect on our portfolio securities, our Adviser may vote for such a proposal if there exist compelling long-term reasons to do so.

Our proxy voting decisions are made by our Adviser’s portfolio managers. To ensure that our Adviser’s vote is not the product of a conflict of interest, our Adviser requires that (1) anyone involved in the decision-making process disclose to our Adviser’s investment committee any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision-making process or vote administration are prohibited from revealing how our Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties. Where conflicts of interest may be present, our Adviser will disclose such conflicts to us, including our independent directors and may request guidance from us on how to vote such proxies.

Proxy Voting Records

You may obtain information without charge about how the Adviser voted proxies by calling us collect at (703) 287-5893 or by making a written request for proxy voting information to:

Michael LiCalsi, General Counsel and Secretary

c/o Gladstone Investment Corporation

1521 Westbranch Dr., Suite 100

McLean, VA 22102

LEGAL MATTERS

The legality of securities offered hereby will be passed upon for us by Bass, Berry & Sims PLC, Nashville, Tennessee. Certain legal matters will be passed upon for the underwriters, if any, by the counsel named in the accompanying prospectus supplement.

EXPERTS

The financial statements as of March 31, 2014 and March 31, 2013 and for each of the three years in the period ended March 31, 2014 and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Annual Report on Internal Control over Financial Reporting) as of March 31, 2014 included in this Prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The address of PricewaterhouseCoopers LLP is 1800 Tysons Boulevard, McLean, Virginia 22102.

The financial statements of Danco Acquisition Corporation as of and for the years ended December 31, 2012 and 2011, included in this Prospectus have been so included in reliance on the report of Moss Adams LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.

The financial statements of Galaxy Tool Holding Corporation as of and for the years ended December 31, 2013, 2012 and 2011, included in this Prospectus have been so included in reliance on the reports of Allen, Gibbs & Houlik, L.C., independent auditors, given on the authority of said firm as experts in auditing and accounting.

The financial statements of SOG Specialty Knives and Tools, LLC as of and for the years ended December 31, 2013 and 2012, included in this Prospectus have been so included in reliance on the report of Moss Adams LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.

GLADSTONE INVESTMENT CORPORATION

Management’s Annual Report on Internal Control over Financial Reporting

To the Stockholders and Board of Directors of Gladstone Investment Corporation:

Our management is responsible for establishing and maintaining adequate internal control over financial reporting as defined in Rule 13a-15(f) under the Securities Exchange Act of 1934. Our internal control over financial reporting is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and include those policies and procedures that: (1) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect our transactions and the dispositions of our assets; (2) provide reasonable assurance that our transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that our receipts and expenditures are being made only in accordance with appropriate authorizations; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of our assets that could have a material effect on our financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation.

Under the supervision and with the participation of our management, we assessed the effectiveness of our internal control over financial reporting as of March 31, 2014, using the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in Internal Control—Integrated Framework (1992). Based on its assessment, management has concluded that our internal control over financial reporting was effective as of March 31, 2014.

The effectiveness of our internal control over financial reporting as of March 31, 2014 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in their report which is included herein.

May 13, 2014

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of Gladstone Investment Corporation:

In our opinion, the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, and the related consolidated statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Gladstone Investment Corporation and its subsidiaries (the “Company”) as of March 31, 2014 and 2013, and the results of their operations and their cash flows for each of the three years in the period ended March 31, 2014 and the financial highlights for each of the five years in the period ended March 31, 2014, in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedule on page F-36 presents fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. Also, in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of March 31, 2014, based on criteria established in Internal Control—Integrated Framework (1992) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company’s management is responsible for these financial statements and financial statement schedule, for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Management’s Annual Report on Internal Control over Financial Reporting. Our responsibility is to express opinions on these financial statements, on the financial statement schedule, and on the Company’s internal control over financial reporting based on our integrated audits. We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement and whether effective internal control over financial reporting was maintained in all material respects. Our audits of the financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. Our procedures included confirmation of securities as of March 31, 2014 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinions.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

/s/ PricewaterhouseCoopers LLP

McLean, VA

May 13, 2014

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

(DOLLAR AMOUNTS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

	March 31,
	2014	2013
ASSETS
Investments at fair value
Control investments (Cost of $29,632 and $98,071 respectively)	$21,104	$98,515
Affiliate investments (Cost of $120,010 and $36,528, respectively)	87,849	18,216
Non-Control/Non-Affiliate investments (Cost of $233,895 and $191,822, respectively)	205,440	169,751

Total investments at fair value (Cost of $383,537 and $326,421, respectively)	314,393	286,482
Cash and cash equivalents	4,553	85,904
Restricted cash	5,314	626
Interest receivable	1,289	1,309
Due from custodian	1,704	1,677
Deferred financing costs	2,355	2,336
Other assets	1,086	1,469

TOTAL ASSETS	$330,694	$379,803

LIABILITIES
Borrowings:
Short-term loan at fair value (Cost of $0 and $58,016, respectively)	$—	$58,016
Line of credit at fair value (Cost of $61,250 and $31,000, respectively)	61,701	31,854
Other secured borrowings	5,000	5,000

Total borrowings	66,701	94,870
Mandatorily redeemable preferred stock, $0.001 par value, $25 liquidation preference; 1,610,000 shares authorized, 1,600,000 shares issued and outstanding as of March 31, 2014 and 2013	40,000	40,000
Accounts payable and accrued expenses	665	1,069
Fees due to Adviser(A)	1,225	2,067
Fee due to Administrator(A)	224	221
Other liabilities	1,042	613

TOTAL LIABILITIES	109,857	138,840

Commitments and contingencies(B)
NET ASSETS	$220,837	$240,963

ANALYSIS OF NET ASSETS
Common stock, $0.001 par value per share, 100,000,000 shares authorized, 26,475,958 shares issued and outstanding as of March 31, 2014 and 2013, respectively	$26	$26
Capital in excess of par value	287,062	287,713
Cumulative net unrealized depreciation of investments	(69,144)	(39,939)
Cumulative net unrealized depreciation of other	(525)	(883)
Net investment income in excess of distributions	3,616	2,691
Accumulated net realized loss	(198)	(8,645)

TOTAL NET ASSETS	$220,837	$240,963

NET ASSET VALUE PER SHARE AT END OF YEAR	$8.34	$9.10

(A)	Refer to Note 4—Related Party Transactions for additional information.
(B)	Refer to Note 11—Commitments and Contingencies for additional information.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

(DOLLAR AMOUNTS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

	Year Ended March 31,
	2014	2013	2012
INVESTMENT INCOME
Interest income:
Control investments	$5,642	$6,388	$4,972
Affiliate investments	3,625	3,114	1,497
Non-Control/Non-Affiliate investments	21,190	15,292	13,112
Cash and cash equivalents	3	4	7

Total interest income	30,460	24,798	19,588
Other income:
Control investments	3,295	4,106	—
Affiliate investments	1,299	—	—
Non-Control/Non-Affiliate investments	1,210	1,634	1,654

Total other income	5,804	5,740	1,654

Total investment income	36,264	30,538	21,242

EXPENSES
Base management fee(A)	6,207	5,412	4,386
Loan servicing fee(A)	4,326	3,724	3,031
Incentive fee(A)	3,983	2,585	19
Administration fee(A)	863	785	684
Interest expense on borrowings	2,075	1,127	768
Dividends on mandatorily redeemable preferred stock	2,850	2,850	198
Amortization of deferred financing costs	1,024	791	459
Professional fees	805	541	591
Other general and administrative expenses	1,459	1,287	1,554

Expenses before credits from Adviser	23,592	19,102	11,690
Credit of loan servicing fee(A)	(4,326)	(3,724)	(3,031)
Other credits to fees(A)	(2,309)	(1,328)	(1,160)

Total expenses net of credits to fees	16,957	14,050	7,499

NET INVESTMENT INCOME	$19,307	$16,488	$13,743

REALIZED AND UNREALIZED (LOSS) GAIN
Net realized gain:
Control investments	24,838	(6)	(269)
Affiliate investments	(1,763)	—	—
Non-Control/Non-Affiliate investments	(14,834)	849	5,360
Other	(29)	(41)	(40)

Total net realized gain	8,212	802	5,051
Net unrealized (depreciation) appreciation:
Control investments	(21,343)	27,740	396
Affiliate investments	(1,481)	(19,214)	1,945
Non-Control/Non-Affiliate investments	(6,382)	(7,722)	822
Other	358	(815)	9

Total net unrealized (depreciation) appreciation	(28,848)	(11)	3,172

Net realized and unrealized (loss) gain	(20,636)	791	8,223

NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,329)	$17,279	$21,966

BASIC AND DILUTED PER COMMON SHARE:
Net investment income	$0.73	$0.68	$0.62

Net (decrease) increase in net assets resulting from operations	$(0.05)	$0.71	$0.99

WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING:
Basic and diluted	26,475,958	24,189,148	22,080,133

(A)	Refer to Note 4—Related Party Transactions for additional information.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(IN THOUSANDS)

	Year Ended March 31,
	2014	2013	2012
OPERATIONS:
Net investment income	$19,307	$16,488	$13,743
Net realized gain on investments	8,241	843	5,091
Net realized loss on other	(29)	(41)	(40)
Net unrealized (depreciation) appreciation of investments	(29,206)	804	3,163
Net unrealized appreciation (depreciation) of other	358	(815)	9

Net (decrease) increase in net assets from operations	(1,329)	17,279	21,966

EQUITY CAPITAL ACTIVITY:
Issuance of common stock	—	32,969	—
Shelf offering registration costs, net	—	(1,954)	—
Distributions to common stockholders from net investment income	(18,797)	(14,547)	(13,579)

Net (decrease) increase in net assets from equity capital activity	(18,797)	16,468	(13,579)

Total (decrease) increase in net assets	(20,126)	33,747	8,387
Net assets at beginning of year	240,963	207,216	198,829

Net assets at end of year	$220,837	$240,963	$207,216

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

(IN THOUSANDS)

	Year Ended March 31,
	2014	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES
Net (decrease) increase in net assets resulting from operations	$(1,329)	$17,279	$21,966
Adjustments to reconcile net (decrease) increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investments	(132,203)	(87,607)	(91,298)
Principal repayments of investments	51,828	25,243	19,154
Proceeds from the sale of investments	31,587	3,181	8,031
Increase in investment balance due to paid in kind interest	(88)	—	—
Net realized gain on investments	(8,241)	(843)	(5,091)
Net realized loss on other	29	41	40
Net unrealized depreciation (appreciation) of investments	29,206	(804)	(3,163)
Net unrealized (appreciation) depreciation of other	(358)	815	(9)
Amortization of deferred financing costs	1,024	791	459
(Increase) decrease in restricted cash	(4,688)	1,302	2,571
Decrease (increase) in interest receivable	20	(59)	(513)
Increase in due from custodian	(27)	(150)	(668)
Decrease (increase) in other assets	383	(867)	162
(Decrease) increase in accounts payable and accrued expenses	(345)	613	197
(Decrease) increase in fees due to Adviser(A)	(842)	1,571	(3)
Increase in administration fee payable to Administrator(A)	3	3	47
Increase (decrease) in other liabilities	429	(243)	(553)

Net cash used in operating activities	(33,612)	(39,734)	(48,671)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of common stock, net of expenses	—	31,015	—
Proceeds from short-term loans	56,514	250,063	254,507
Repayments on short-term loans	(114,530)	(268,052)	(218,502)
Proceeds from Credit Facility	145,350	144,000	59,200
Repayments on Credit Facility	(115,100)	(113,000)	(59,200)
Proceeds from other secured borrowings	—	5,000	—
Proceeds from issuance of mandatorily redeemable preferred stock	—	—	40,000
Purchase of derivatives	(75)	—	(29)
Payment of deferred financing costs	(1,101)	(387)	(2,760)
Distributions paid to common stockholders	(18,797)	(14,547)	(13,579)

Net cash (used in) provided by financing activities	(47,739)	34,092	59,637

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(81,351)	(5,642)	10,966
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	85,904	91,546	80,580

CASH AND CASH EQUIVALENTS, END OF YEAR	$4,553	$85,904	$91,546

CASH PAID DURING YEAR FOR INTEREST	$1,952	$1,079	$777

NON-CASH ACTIVITIES(B)	$—	$4,106	$—

(A)	Refer to Note 4—Related Party Transactions for additional information.
(B)	2013:	In February 2013, we recapitalized our investment in Galaxy Tool Holdings Corp. (“Galaxy”), converting $8.2 million of Galaxy preferred stock and its related $4.1 million in accrued dividends into a new $12.3 million senior debt investment in a non-cash transaction. We recognized $4.1 million in dividend income on our Consolidated Statements of Operations during the year ended March 31, 2013 related to this recapitalization.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

MARCH 31, 2014

(DOLLAR AMOUNTS IN THOUSANDS)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
CONTROL INVESTMENTS:
Galaxy Tool Holding Corp.	Aerospace and Defense	Senior Subordinated Term Debt (13.5%, Due 8/2017)	$15,520	$15,520	$15,520
		Preferred Stock (6,039,387 shares)(C)(F)		11,464	2,992
		Common Stock (88,843 shares)(C)(F)		48	—

				27,032	18,512

NDLI Acquisition Inc.	Cargo Transport	Preferred Stock (2,600 shares)(C)(F)		2,600	2,592
		Common Stock (545 shares)(C)(F)		—	—

				2,600	2,592

Total Control Investments (represents 6.7% of total investments at fair value)				$29,632	$21,104

AFFILIATE INVESTMENTS:
Behrens Manufacturing, LLC	Diversified/Conglomerate Manufacturing	Senior Term Debt (13.0%, Due 12/2018)	$9,975	$9,975	$9,975
		Preferred Stock (2,923 shares)(C)(F)		2,922	2,754

				12,897	12,729

Channel Technologies Group, LLC	Diversified/Conglomerate Manufacturing	Preferred Stock (2,279 shares)(C)(F)		2,864	3,122
		Common Stock (2,279,020 shares)(C)(F)		—	—

				2,864	3,122

Danco Acquisition Corp.	Diversified/Conglomerate Manufacturing	Line of Credit, $700 available (4.0%, Due 8/2015)(D)	3,450	3,450	690
		Senior Term Debt (4.0%, Due 8/2015)(D)	2,575	2,575	515
		Senior Term Debt (4.0%, Due 8/2015)(D)	8,795	8,795	1,759
		Senior Term Debt (5.0%, Due 8/2015)(D)(E)	1,150	1,150	236
		Preferred Stock (25 shares)(C)(F)		2,500	—
		Common Stock (1,241 shares)(C)(F)		3	—

				18,473	3,200

Edge Adhesives Holdings, Inc.	Diversified/Conglomerate Manufacturing	Line of Credit, $705 available (10.5%, Due 8/2014)(H)	795	795	795
		Senior Term Debt (12.5%, Due 2/2019)(H)	9,300	9,300	9,300
		Senior Subordinated Term Debt (13.5%, Due 2/2019)(H)	2,400	2,400	2,400
		Preferred Stock (3,474 shares) (C)(F)(H)		3,474	3,474

				15,969	15,969

Head Country Food Products, Inc.	Beverage, Food and Tobacco	Line of Credit, $500 available (10.0%, Due 8/2014)(H)	—	—	—
		Senior Term Debt (12.5%, Due 2/2019)(H)	9,050	9,050	9,050
		Preferred Stock (4,000 shares)(C)(F)(H)		4,000	4,000

				13,050	13,050

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
Meridian Rack & Pinion, Inc.	Automobile	Senior Term Debt (13.5%, Due 12/2018)(D)	9,660	9,660	9,672
		Preferred Stock (3,381 shares)(C)(F)		3,381	3,468

				13,041	13,140

SOG Specialty K&T, LLC	Leisure, Amusement, Motion Pictures, Entertainment	Senior Term Debt (13.3%, Due 8/2016)	6,200	6,200	6,200
		Senior Term Debt (14.8%, Due 8/2016)	12,199	12,199	12,199
		Preferred Stock (9,749 shares)(C)(F)		9,749	8,240

				28,148	26,639
Tread Corp.	Oil and Gas	Line of Credit, $779 available (12.5%, Due 6/2014)(G)	2,471	2,471	—
		Senior Subordinated Term Debt (12.5%, Due 2/2015)(G)	5,000	5,000	—
		Senior Subordinated Term Debt (12.5%, Due 2/2015)(G)	2,750	2,750	—
		Senior Subordinated Term Debt (12.5%, Due 2/2015)(G)	1,000	1,000	—
		Senior Subordinated Term Debt (12.5%, Due on Demand)(G)	510	510	—
		Preferred Stock (3,332,765 shares)(C)(F)		3,333	—
		Common Stock (7,716,320 shares)(C)(F)		501	—
		Common Stock Warrants (2,372,727 shares)(C)(F)		3	—

				15,568	—

Total Affiliate Investments (represents 27.9% of total investments at fair value)				$120,010	$87,849

NON-CONTROL/NON-AFFILIATE INVESTMENTS:
Acme Cryogenics, Inc.	Chemicals, Plastics, and Rubber	Senior Subordinated Term Debt (11.5%, Due 3/2015)	$14,500	$14,500	$14,500
		Preferred Stock (898,814 shares)(C)(F)		6,984	11,276
		Common Stock (418,072 shares)(C)(F)		1,045	—
		Common Stock Warrants (465,639 shares)(C)(F)		25	—

				22,554	25,776

Alloy Die Casting Corp.	Diversified/ Conglomerate Manufacturing	Senior Term Debt (13.5%, Due 10/2018)(D)	12,215	12,215	12,261
		Preferred Stock (4,064 shares)(C)(F)		4,064	1,948
		Common Stock (630 share)(C)(F)		41	—

				16,320	14,209

Auto Safety House, LLC	Automobile	Revolving Credit Facility, $1,000 available (7.0%, Due 10/2018)(D)	5,000	5,000	4,925
		Guaranty ($500)
		Guaranty ($250)

				5,000	4,925
B-Dry, LLC	Buildings and Real Estate	Line of Credit, $0 available (6.5%, Due 5/2014)	750	750	566
		Senior Term Debt (13.5%, Due 5/2014)	6,433	6,443	4,865
		Senior Term Debt (13.5%, Due 5/2014)	2,840	2,840	2,144
		Common Stock Warrants (85 shares)(C)(F)		300	—

				10,333	7,575

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
Cavert II Holding Corp.	Containers, Packaging, and Glass	Preferred Stock (18,446 shares)(C)(F)		1,845	3,023

				1,845	3,023

Country Club Enterprises, LLC	Automobile	Senior Subordinated Term Debt (18.6%, Due 11/2014)	4,000	4,000	4,000
		Preferred Stock (7,079,792 shares)(C)(F)		7,725	3,670
		Guaranty ($2,000)
		Guaranty ($878)

				11,725	7,670

Drew Foam Company, Inc.	Chemicals, Plastics, and Rubber	Senior Term Debt (13.5%, Due 8/2017)	10,913	10,913	10,913
		Preferred Stock (34,045 shares)(C)(F)		3,375	1,351
		Common Stock (5,372 shares)(C)(F)		63	—

				14,351	12,264

Frontier Packaging, Inc.	Containers, Packaging, and Glass	Senior Term Debt (12.0%, Due 12/2017)	12,500	12,500	12,500
		Preferred Stock (1,373 shares)(C)(F)		1,373	1,522
		Common Stock (152 shares)(C)(F)		152	843

				14,025	14,865

Funko, LLC	Personal and Non-Durable Consumer Products (Manufacturing Only)	Senior Subordinated Term Debt (12.0% and 1.5% PIK, Due 5/2019)(D)	7,587	7,587	7,729
		Preferred Stock (1,305 shares)(C)(F)		1,305	2,276

				8,892	10,005

Ginsey Home Solutions, Inc.	Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Subordinate Term Debt (13.5%, Due 1/2018) (I)	13,050	13,050	13,050
		Preferred Stock (18,898 shares)(C)(F)		9,393	3,082
		Common Stock (63,747 shares)(C)(F)		8	—

				22,451	16,132

Jackrabbit, Inc.	Farming and Agriculture	Line of Credit, $3,000 available (13.5%, Due 4/2014)	—	—	—
		Senior Term Debt (13.5%, Due 4/2018)	11,000	11,000	11,000
		Preferred Stock (3,556 shares)(C)(F)		3,556	1,963
		Common Stock (548 shares)(C)(F)		94	—

				14,650	12,963

Mathey Investments, Inc.	Machinery	Senior Term Debt (10.0%, Due 3/2016)	1,375	1,375	1,375
	(Nonagriculture,	Senior Term Debt (12.0%, Due 3/2016)	3,727	3,727	3,727
	Nonconstruction,	Senior Term Debt (12.5%, Due 3/2016)(E)	3,500	3,500	3,500
	Nonelectronic)	Common Stock (29,102 shares)(C)(F)		777	4,895

				9,379	13,497

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
Mitchell Rubber Products, Inc.	Chemicals, Plastics, and Rubber	Subordinated Term Debt (13.0%, Due 10/2016)(D)	13,560	13,560	13,628
		Preferred Stock (27,900 shares)(C)(F)		2,790	1,086
		Common Stock (27,900 shares)(C)(F)		28	—

				16,378	14,714

Noble Logistics, Inc.	Cargo Transport	Line of Credit, $0 available (10.5%, Due 1/2015)(D)	800	800	204
		Senior Term Debt (11.0%, Due 1/2015)(D)	7,227	7,227	1,842
		Senior Term Debt (10.5%, Due 1/2015)(D)	3,650	3,650	931
		Senior Term Debt (10.5%, Due 1/2015)(D)(E)	3,650	3,650	931

				15,327	3,908

Precision Southeast, Inc.	Diversified/ Conglomerate	Senior Term Debt (14.0%, Due 12/2015)	5,617	5,617	5,617
	Manufacturing	Preferred Stock (19,091 shares)(C)(F)		1,909	—
		Common Stock (90,909 shares)(C)(F)		91	—

				7,617	5,617

Quench Holdings Corp.	Home and Office Furnishings, Housewares, and Durable Consumer Products	Common Stock (4,770,391 shares)(C)(F)		3,397	5,056

				3,397	5,056

SBS, Industries, LLC	Machinery (Nonagriculture, Nonconstruction, Nonelectronic)	Senior Term Debt (14.0%, Due 8/2016)	11,355	11,355	11,355
		Preferred Stock (19,935 shares)(C)(F)		1,994	1,064
		Common Stock (221,500 shares)(C)(F)		221	—

				13,570	12,419

Schylling Investments, LLC	Leisure, Amusement, Motion Pictures, Entertainment	Senior Term Debt (13.0%, Due 8/2017)(D)	13,081	13,081	13,228
		Preferred Stock (4,000 shares)(C)(F)		4,000	—

				17,081	13,228

Star Seed, Inc.	Farming and Agriculture	Senior Term Debt (12.5%, Due 4/2018)(D)	7,500	7,500	7,594
		Preferred Stock (1,499 shares)(C)(F)		1,499	—
		Common Stock (600 shares)(C)(F)		1	—

				9,000	7,594

Total Non-Control/Non-Affiliate Investments (represents 65.4% of total investments at fair value)				$233,895	$205,440

TOTAL INVESTMENTS(J)				$383,537	$314,393

(A)	Certain of the securities listed above are issued by affiliate(s) of the indicated portfolio company.
(B)	Percentages represent the weighted average cash interest rates in effect at March 31, 2014, and due date represents the contractual maturity date. If applicable, paid-in-kind (“PIK”) interest rates are noted separately from the cash interest rates.
(C)	Security is non-income producing.
(D)	Fair value based primarily on opinions of value submitted by Standard & Poor’s Securities Evaluations, Inc. as of March 31, 2014.

(E)	Last Out Tranche (“LOT”) of senior debt, meaning if the portfolio company is liquidated, the holder of the LOT is paid after the other senior debt but before the senior subordinated debt.
(F)	Where applicable, aggregates all shares of such class of stock owned without regard to specific series owned within such class (some series of which may or may not be voting shares) or aggregates all warrants to purchase shares of such class of stock owned without regard to specific series of such class of stock such warrants allow us to purchase.
(G)	Debt security is on non-accrual status.
(H)	New proprietary portfolio investment valued at cost, as it was determined that the price paid during the three months ended March 31, 2014 best represents fair value as of March 31, 2014.
(I)	$5 million of the debt security participated to a third party but accounted for as collateral for a secured borrowing for accounting principles generally accepted in the U.S. (“GAAP”) purposes.
(J)	Cumulative gross unrealized depreciation for federal income tax purposes is $83,197; cumulative gross unrealized appreciation for federal income tax purposes is $13,913. Cumulative net unrealized depreciation is $69,284, based on a tax cost of $383,677.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

MARCH 31, 2013

(DOLLAR AMOUNTS IN THOUSANDS)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
CONTROL INVESTMENTS:
Danco Acquisition Corp.	Diversified/Conglomerate Manufacturing	Line of Credit, $282 available (4.0%, Due 8/2015)(D)	$2,868	$2,868	$717
		Senior Term Debt (4.0%, Due 8/2015)(D)	2,575	2,575	644
		Senior Term Debt (4.0%, Due 8/2015)(D)	8,795	8,795	2,199
		Senior Term Debt (5.0%, Due 8/2015)(D)(E)	1,150	1,150	287
		Preferred Stock (25 shares)(C)(F)		2,500	—
		Common Stock Warrants (420 shares)(C)(F)		3	—

				17,891	3,847

Galaxy Tool Holding Corp.	Aerospace and Defense	Senior Subordinated Term Debt (13.5%, Due 8/2017)	15,520	15,520	15,520
		Preferred Stock (5,373,186 shares)(F)		11,464	5,356
		Common Stock (48,093 shares)(C)(F)		48	—

				27,032	20,876

SOG Specialty K&T, LLC	Leisure, Amusement, Motion Pictures, Entertainment	Senior Term Debt (13.3%, Due 8/2016)	6,200	6,200	6,200
		Senior Term Debt (14.8%, Due 8/2016)	12,199	12,199	12,199
		Preferred Stock (9,749 shares)(C)(F)		9,749	11,423

				28,148	29,822

Venyu Solutions, Inc.	Electronics	Senior Subordinated Term Debt (11.3%, Due 10/2015)	7,000	7,000	7,000
		Senior Subordinated Term Debt (14.0%, Due 10/2015)	12,000	12,000	12,000
		Preferred Stock (5,400 shares)(C)(F)		6,000	24,970

				25,000	43,970

Total Control Investments (represents 34.4% of total investments at fair value)				$98,701	$98,515

AFFILIATE INVESTMENTS:
Channel Technologies Group, LLC	Diversified/Conglomerate Manufacturing	Line of Credit, $0 available (7.0%, Due 5/2013)(D)	$1,250	$1,250	$1,248
		Senior Term Debt (8.3%, Due 12/2014)(D)	5,596	5,596	5,589
		Senior Term Debt (12.3%, Due 12/2016)(D)	10,750	10,750	10,737
		Preferred Stock (1,599 shares)(C)(F)		1,599	275
		Common Stock (1,598,616 shares)(C)(F)		—	—

				19,195	17,849

Packerland Whey Products, Inc.	Beverage, Food, and Tobacco	Preferred Stock (248 shares)(C)(F)		2,479	367
		Common Stock (247 shares)(C)(F)		21	—

				2,500	367

Tread Corp.	Oil and Gas	Line of Credit, $1,014 available (12.5%, Due 6/2013)(G)	1,736	1,736	—
		Senior Subordinated Term Debt (12.5%, Due 5/2013)(G)	5,000	5,000	—
		Senior Subordinated Term Debt (12.5%, Due 5/2013)(G)	2,750	2,750	—
		Senior Subordinated Term Debt (12.5%, Due 5/2015)(G)	1,000	1,000	—
		Senior Subordinated Term Debt (12.5%, Due on Demand)(D)(G)	510	510	—
		Preferred Stock (3,332,765 shares)(C)(F)		3,333	—
		Common Stock (7,716,320 shares)(C)(F)		501	—
		Common Stock Warrants (2,372,727 shares)(C)(F)		3	—

				14,833	—

Total Affiliate Investments (represents 6.4% of total investments at fair value)				$36,528	$18,216

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2013

(DOLLAR AMOUNTS IN THOUSANDS)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value

NON-CONTROL/NON-AFFILIATE INVESTMENTS:
Acme Cryogenics, Inc.	Chemicals, Plastics, and Rubber	Senior Subordinated Term Debt (11.5%, Due 3/2015)	$14,500	$14,500	$14,500
		Preferred Stock (898,814 shares)(F)		6,984	11,292
		Common Stock (418,072 shares)(C)(F)		1,045	1,179
		Common Stock Warrants (465,639 shares)(C)(F)		25	369

				22,554	27,340

Auto Safety House, LLC	Automobile	Line of Credit, $288 available (3.0%, Due 3/2015)(G)	7,912	7,856	—
		Senior Subordinated Term Debt (2.0%, Due 3/2015)(G)	6,250	6,050	—
		Preferred Stock (4,644 shares)(C)(F)		2,500	—
		Common Stock (1 share)(C)(F)		—	—
		Common Stock Warrants (73,599 shares)(C)(F)		4	—
		Guaranty ($500)		—	—

				16,410	—

B-Dry, LLC	Buildings and Real Estate	Line of Credit, $0 available (6.5%, Due 5/2014)(D)	750	750	450
		Senior Term Debt (14.0%, Due 5/2014)(D)	6,433	6,443	3,866
		Senior Term Debt (14.0%, Due 5/2014)(D)	2,840	2,840	1,704
		Common Stock Warrants (85 shares)(C)(F)		300	—

				10,333	6,020

Cavert II Holding Corp.	Containers, Packaging, and Glass	Senior Subordinated Term Debt (11.8%, Due 4/2016)(D)	2,200	2,200	2,258
		Subordinated Term Debt (13.0%, Due 4/2016)(D)	4,671	4,671	4,805
		Preferred Stock (18,446 shares)(C)(F)		1,844	2,803

				8,715	9,866

Country Club Enterprises, LLC	Automobile	Senior Subordinated Term Debt (18.6%, Due 11/2014)	4,000	4,000	4,000
		Preferred Stock (7,304,792 shares)(C)(F)		7,725	3,467
		Guaranty ($2,000)		—	—
		Guaranty ($1,370)		—	—

				11,725	7,467

Drew Foam Company, Inc.	Chemicals, Plastics, and Rubber	Senior Term Debt (13.5%, Due 8/2017)	10,913	10,913	10,913
		Preferred Stock (34,045 shares)(F)		3,375	3,511
		Common Stock (5,372 shares)(C)(F)		63	676

				14,351	15,100

Frontier Packaging, Inc.	Containers, Packaging, and Glass	Senior Term Debt (12.0%, Due 12/2017)	12,500	12,500	12,500
		Preferred Stock (1,373 shares)(C)(F)		1,373	653
		Common Stock (152 shares)(C)(F)		153	—

				14,026	13,153

Ginsey Home Solutions, Inc.	Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Subordinate Term Debt (13.5%, Due 1/2018)(H)	13,050	13,050	13,050
		Preferred Stock (18,898 shares)(C)(F)		9,393	8,783
		Common Stock (63,747 shares)(C)(F)		8	—

				22,451	21,833

Mathey Investments, Inc.	Machinery (Nonagriculture, Nonconstruction, Nonelectronic)	Senior Term Debt (10.0%, Due 3/2014)	1,375	1,375	1,375
		Senior Term Debt (12.0%, Due 3/2014)	3,727	3,727	3,727
		Senior Term Debt (12.5%, Due 3/2014)(E)	3,500	3,500	3,500
		Common Stock (29,102 shares)(C)(F)		777	5,817

				9,379	14,419

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2013

(DOLLAR AMOUNTS IN THOUSANDS)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
Mitchell Rubber Products, Inc.	Chemicals, Plastics, and Rubber	Subordinated Term Debt (13.0%, Due 10/2016)(D)	13,560	13,560	13,679
		Preferred Stock (27,900 shares)(C)(F)		2,790	3,051
		Common Stock (27,900 shares)(C)(F)		28	—

				16,378	16,730

Noble Logistics, Inc.	Cargo Transport	Line of Credit, $0 available (10.5%, Due 1/2015)(D)	800	800	360
		Senior Term Debt (11.0%, Due 1/2015)(D)	7,227	7,227	3,252
		Senior Term Debt (10.5%, Due 1/2015)(D)	3,650	3,650	1,643
		Senior Term Debt (10.5%, Due 1/2015)(D)(E)	3,650	3,650	1,643
		Preferred Stock (1,075,000 shares)(C)(F)		1,750	—
		Common Stock (1,682,444 shares)(C)(F)		1,682	—

				18,759	6,898

Precision Southeast, Inc.	Diversified/Conglomerate Manufacturing	Senior Term Debt (14.0%, Due 12/2015)	7,775	7,775	7,775
		Preferred Stock (19,091 shares)(C)(F)		1,909	2,273
		Common Stock (90,909 shares)(C)(F)		90	955

				9,774	11,003

Quench Holdings Corp.	Home and Office Furnishings, Housewares, and Durable Consumer Products	Preferred Stock (388 shares)(C)(F)		$2,950	$1,679
		Common Stock (35,242 shares)(C)(F)		447	—

				3,397	1,679

SBS, Industries, LLC	Machinery (Nonagriculture, Nonconstruction, Nonelectronic)	Senior Term Debt (14.0%, Due 8/2016)	11,355	11,355	11,355
		Preferred Stock (19,935 shares)(C)(F)		1,994	2,253
		Common Stock (221,500 shares)(C)(F)		221	4,635

				13,570	18,243

Total Non-Control/Non-Affiliate Investments (represents 59.2% of total investments at fair value)				$191,822	$169,751

TOTAL INVESTMENTS(I)				$326,421	$286,482

(A)	Certain of the listed securities are issued by affiliate(s) of the indicated portfolio company.
(B)	Percentages represent the weighted average interest rates in effect as of March 31, 2013, and due date represents the contractual maturity date.
(C)	Security is non-income producing.
(D)	Fair value based primarily on opinions of value submitted by Standard & Poor’s Securities Evaluations, Inc. as of March 31, 2013.
(E)	LOT of senior debt, meaning if the portfolio company is liquidated, the holder of the LOT is paid after the other senior debt and before the senior subordinated debt.
(F)	Where applicable, aggregates all shares of such class of stock owned without regard to specific series owned within such class, some series of which may or may not be voting shares or aggregates all warrants to purchase shares of such class of stock owned without regard to specific series of such class of stock such warrants allow us to purchase.
(G)	Debt security is on non-accrual status.
(H)	$5 million of the debt security participated to a third party but accounted for as collateral for a secured borrowing for GAAP purposes.
(I)	Aggregate gross unrealized depreciation for federal income tax purposes is $78,959; aggregate gross unrealized appreciation for federal income tax purposes is $38,650. Net unrealized depreciation is $40,309 based on a tax cost of $326,792.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2014

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA AND AS OTHERWISE INDICATED)

NOTE 1. ORGANIZATION

Gladstone Investment Corporation (“Gladstone Investment”) was incorporated under the General Corporation Law of the State of Delaware on February 18, 2005, and completed an initial public offering on June 22, 2005. The terms “the Company,” “we,” “our” and “us” all refer to Gladstone Investment and its consolidated subsidiaries. We are an externally advised, closed-end, non-diversified management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, we have elected to be treated for tax purposes as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). We were established for the purpose of investing in debt and equity securities of established private businesses in the United States (“U.S.”). Debt investments primarily come in the form of three types of loans: senior term loans, senior subordinated loans and junior subordinated debt. Equity investments primarily take the form of preferred or common equity (or warrants or options to acquire the foregoing), often in connection with buyouts and other recapitalizations. Our investment objectives are: (a) to achieve and grow current income by investing in debt securities of established businesses that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time, and (b) to provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains. We aim to maintain a portfolio allocation of approximately 80% debt investments and 20% equity investments, at cost.

Gladstone Business Investment, LLC (“Business Investment”), a wholly-owned subsidiary of ours, was established on August 11, 2006 for the sole purpose of owning our portfolio of investments in connection with our line of credit. The financial statements of Business Investment are consolidated with those of Gladstone Investment. We also have significant subsidiaries whose financial statements are not consolidated with ours. Refer to Note 14—Unconsolidated Significant Subsidiaries for additional information regarding our unconsolidated significant subsidiaries.

We are externally managed by Gladstone Management Corporation (the “Adviser”), an affiliate of ours and a Securities and Exchange Commission (“SEC”) registered investment adviser, pursuant to an investment advisory agreement and management agreement. Administrative services are provided by Gladstone Administration, LLC (the “Administrator”), an affiliate of ours and the Adviser, pursuant to an administration agreement.

NOTE 2. SUMMARY	OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

These Consolidated Financial Statements and the accompanying notes are prepared in accordance with GAAP and conform to Regulation S-X under the Securities Exchange Act of 1934, as amended. Management believes it has made all necessary adjustments so that our accompanying Consolidated Financial Statements are presented fairly and that all such adjustments are of a normal recurring nature. Our accompanying Consolidated Financial Statements include our accounts and the accounts of our wholly-owned subsidiaries. All significant intercompany balances and transactions have been eliminated.

Revisions

Certain amounts in the prior year’s financial statements have been revised to correct the presentation for the year ended March 31, 2014 with no effect on our financial condition or results of operations. The specific amounts that were revised relate to our change in the classification of certain of our investments between control, affiliate and non-control/non-affiliate. See “Classification of Investments” below for the current definition of each. The general change in the definition from prior reported periods to the year ended March 31, 2014, relate to the use of voting equity securities as the primary determinate of classification compared to the use of both voting and non-voting equity securities in prior periods.

Other revisions related to the net presentation of certain fees in our results of operations. Our Adviser services, administers and collects on the loans held by Business Investment, in return for which our Adviser receives a 2% annual fee from Business Investment. All loan servicing fees are credited back to us by our Advisor. Previously, we incorrectly presented the loan servicing fee on a net basis, which is zero because it is 100% credited back to us. We have revised our fee presentation related to these loan servicing fees to reflect the gross fee and related gross credit amounts.

Management evaluated these errors in presentation and concluded they were not material to the previously issued financial statements for the years ended March 31, 2013, and 2012. The impact of the revisions are shown in the table below:

	As of March 31, 2013
	As Previously Reported	As Revised
Investments at fair value
Control investments	$243,803	$98,515
Affiliate investments	36,659	18,216
Non-Control/Non-Affiliate investments	6,020	169,751

Total investments at fair value	$286,482	$286,482

	Year Ended March 31, 2014			Year Ended March 31, 2013		Year Ended March 31, 2012
	As Previously Reported		As Revised	As Previously Reported	As Revised	As Previously Reported	As Revised
Interest income
Control investments				$17,568	$6,388	$12,548	$4,972
Affiliate investments				5,897	3,114	5,593	1,497
Non-Control/Non-Affiliate investments				1,329	15,292	1,440	13,112
Cash and cash equivalents				4	4	7	7

Total interest income		*	*	24,798	24,798	19,588	19,588

Other income
Control investments				5,339	4,106	1,477	—
Affiliate investments				401	—	—	—
Non-Control/Non-Affiliate investments				—	1,634	177	1,654

Total other income		*	*	5,740	5,740	1,654	1,654

Expenses
Non-revised expenses, in aggregate	19,266		19,266	15,378	15,378	8,659	8,659
Loan servicing fee	—		4,326	—	3,724	—	3,031

Expenses before credits from Adviser	19,266		23,592	15,378	19,102	8,659	11,690
Credit of loan servicing fee	—		(4,326)	—	(3,724)	—	(3,031)
Credits to fees	(2,309)		(2,309)	(1,328)	(1,328)	(1,160)	(1,160)

Total expenses net of credits to fees	16,957		16,957	14,050	14,050	7,499	7,499

Net realized gain
Control investments				843	(6)	5,087	(269)
Non-Control/Non-Affiliate investments				—	849	4	5,360
Other				(41)	(41)	(40)	(40)

Total net realized gain	*		*	802	802	5,051	5,051

Net unrealized (depreciation) appreciation
Control investments				9,480	27,740	3,045	396
Affiliate investments				(4,723)	(19,214)	(596)	1,945
Non-Control/Non-Affiliate investments				(3,953)	(7,722)	714	822
Other				(815)	(815)	9	9

Total net unrealized (depreciation) appreciation	*		*	$(11)	$(11)	$3,172	$3,172

*	Not applicable

Additionally, certain investments in our Consolidated Schedule of Investments as of March 31, 2013 were moved based upon their new classifications.

Classification of Investments

In accordance with the BDC regulations in the 1940 Act, we classify portfolio investments on our accompanying Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations and Consolidated Schedules of Investments into the following categories:

•	Control Investments—Control investments are those where we have the power to exercise a controlling influence over the management or policies of the portfolio company, which may include owning, with the power to vote, more than 25% of the issued and outstanding voting securities;

•	Affiliate Investments—Affiliate investments are those in which we own, with the power to vote, between 5% and 25% of the issued and outstanding voting securities that are not otherwise classified as Control Investments; and

•	Non-Control/Non-Affiliate Investments—Non-Control/Non-Affiliate investments are those that are neither Control nor Affiliate investments and in which we typically own less than 5% of the issued and outstanding voting securities.

Consolidation

Under Article 6 of Regulation S-X under the Securities Act of 1933, as amended, and the authoritative accounting guidance provided by the American Institute of Certified Public Accountants Audit and Accounting Guide for Investment Companies, we are not permitted to consolidate any subsidiary or other entity that is not an investment company, including those in which we have a controlling interest.

Use of Estimates

Preparing financial statements requires management to make estimates and assumptions that affect the amounts reported in our accompanying Consolidated Financial Statements and accompanying notes. Actual results may differ from those estimates.

Cash and cash equivalents

We consider all short-term, highly liquid investments that are both readily convertible to cash and have a maturity of three months or less at the time of purchase to be cash equivalents. Cash is carried at cost, which approximates fair value. We place our cash with financial institutions, and at times, cash held in checking accounts may exceed the Federal Deposit Insurance Corporation insured limit. We seek to mitigate this concentration of credit risk by depositing funds with major financial institutions.

Restricted Cash

Restricted cash is cash held in escrow that was generally received as part of an investment exit. Restricted cash is carried at cost, which approximates fair value.

Investment Valuation Policy

We carry our investments at fair value to the extent that market quotations are readily available and reliable and otherwise at fair value as determined in good faith by our board of directors (our “Board of Directors”). In determining the fair value of our investments, we have established an investment valuation policy (the “Policy”). The Policy has been approved by our Board of Directors, and each quarter our Board of Directors reviews the Policy to determine if changes thereto are advisable and also reviews whether the professionals from the Adviser and Administrator (the “Valuation Team”) have applied the Policy consistently and votes whether to accept the recommended valuation of our investment portfolio. Such determination of fair values may involve subjective judgments and estimates.

The Valuation Team uses valuation techniques in accordance with GAAP to value our portfolio. From time to time, the Valuation Team may accept an appraisal of a business in which we hold securities. These appraisals are expensive and occur infrequently, but provide a third-party valuation opinion that may differ in results, techniques and scope used to value our investments. When the Valuation Team obtains these specific third-party appraisals, the Valuation Team uses estimates of value provided by such appraisals and its own assumptions, including estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date, to value our investments.

The Policy, summarized below, applies to publicly traded securities, securities for which a limited market exists and securities for which no market exists.

Publicly traded securities: The Valuation Team determines the value of a publicly traded security based on the closing price for the security on the exchange or securities market on which it is listed and primarily traded on the valuation date. To the extent that we own a restricted security that is not freely tradable, but for which a public market otherwise exists, the Valuation Team will use the market value of that security adjusted for any decrease in value resulting from the restrictive feature. As of March 31, 2014 and 2013, we did not have any investments in publicly traded securities.

Securities for which a limited market exists: The Valuation Team values securities that are not traded on an established secondary securities market, but for which a limited market for the security exists, such as certain participations in, or assignments of, syndicated loans, at the quoted bid price, which are non-binding. In valuing these assets, the Valuation Team assesses trading activity in an asset class and evaluates variances in prices and other market insights to determine if any available quoted prices are reliable. In general, if the Valuation Team concludes that quotes based on active markets or trading activity may be relied upon, firm bid prices are requested; however, if firm bid prices are unavailable, the Valuation Team bases the value of the security upon the indicative bid price (“IBP”) offered by the respective originating syndication agent’s trading desk, or secondary desk, on or near the valuation date. To the extent that the Valuation Team uses the IBP as a basis for valuing the security, it may take further steps to consider additional information to validate that price in accordance with the Policy, including but not limited to reviewing a range of indicative bids to the extent the Valuation Team has ready access to such qualified information.

In the event these limited markets become illiquid such that market prices are no longer readily available, the Valuation Team will value our syndicated loans using alternative methods, such as estimated net present values of the future cash flows or discounted cash flows (“DCF”). The use of a DCF methodology follows that prescribed by the Financial Accounting Standards Board (the “FASB”) Accounting Standards Codification (“ASC”) 820, “Fair Value Measurements and Disclosures,” which provides guidance on the use of a reporting entity’s own assumptions about future cash flows and risk-adjusted discount rates when relevant observable inputs, such as quotes in active markets, are not available. When relevant observable market data does not exist, an alternative outlined in ASC 820 is the valuation of investments based on DCF. For the purposes of using DCF to provide fair value estimates, the Valuation Team considers multiple inputs, such as a risk-adjusted discount rate that incorporates adjustments that market participants would make, both for nonperformance and liquidity risks. As such, the Valuation Team develops a modified discount rate approach that incorporates risk premiums including, among other things, increased probability of default, higher loss given default or increased liquidity risk. The DCF valuations applied to the syndicated loans provide an estimate of what the Valuation Team believes a market participant would pay to purchase a syndicated loan in an active market, thereby establishing a fair value. The Valuation Team applies the DCF methodology in illiquid markets until quoted prices are available or are deemed reliable based on trading activity.

Securities for which no market exists: The valuation methodology for securities for which no market exists falls into four categories: (A) portfolio investments comprised solely of debt securities; (B) portfolio investments in controlled companies comprised of a bundle of securities, which can include debt and equity securities;

(C) portfolio investments in non-controlled companies comprised of a bundle of investments, which can include debt and equity securities; and (D) portfolio investments comprised of non-publicly traded, non-control equity securities of other funds.

(A)	Portfolio investments comprised solely of debt securities: Debt securities that are not publicly traded on an established securities market, or for which a market does not exist (“Non-Public Debt Securities”), and that are issued by portfolio companies in which we have no equity or equity-like securities, are fair valued utilizing opinions of value submitted to the Valuation Team by Standard & Poor’s Securities Evaluations, Inc. (“SPSE”) and its own assumptions in the absence of observable market data, including synthetic credit ratings, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. The Valuation Team may also submit paid-in-kind (“PIK”) interest to SPSE for its evaluation when it is determined that PIK interest is likely to be received.

(B)	Portfolio investments in controlled companies comprised of a bundle of securities, which can include debt and equity securities: The fair value of these investments is determined based on the total enterprise value (“TEV”) of the portfolio company, or issuer, utilizing a liquidity waterfall approach under ASC 820 for our Non-Public Debt Securities and equity or equity-like securities (e.g., preferred equity, common equity or other equity-like securities) that are purchased together as part of a package, where we control or could gain control through an option or warrant security; both the debt and equity securities of the portfolio investment would exit in the mergers and acquisitions market as the principal market, generally through a sale or recapitalization of the portfolio company. We generally exit the debt and equity securities of an issuer at the same time. Applying the liquidity waterfall approach to all of our investments in an issuer, the Valuation Team first calculates the TEV of the issuer by incorporating some or all of the following factors:

•	the issuer’s ability to make payments;

•	the earnings of the issuer;

•	recent sales to third parties of similar securities;

•	the comparison to publicly traded securities; and

•	DCF or other pertinent factors.

In gathering the sales to third parties of similar securities, the Valuation Team generally references industry statistics and may use outside experts. TEV is only an estimate of value and may not be the value received in an actual sale. Once the Valuation Team has estimated the TEV of the issuer, it will subtract the value of all the debt securities of the issuer, which are valued at the contractual principal balance. Fair values of these debt securities are discounted for any shortfall of TEV over the total debt outstanding for the issuer. Once the values for all outstanding senior securities, which include all the debt securities, have been subtracted from the TEV of the issuer, the remaining amount, if any, is used to determine the value of the issuer’s equity or equity-like securities. If, in the Valuation Team’s judgment, the liquidity waterfall approach does not accurately reflect the value of the debt component, the Valuation Team may recommend that we use a valuation by SPSE, or, if that is unavailable, a DCF valuation technique.

(C)

Portfolio investments in non-controlled companies comprised of a bundle of securities, which can include debt and equity securities: The Valuation Team values Non-Public Debt Securities that are purchased together with equity or equity-like securities from the same portfolio company, or issuer, for which we do not control or cannot gain control as of the measurement date, using a hypothetical secondary market as our principal market. In accordance with ASC 820 (as amended by the FASB’s Accounting Standards Update No. 2011-04, “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”),” (“ASU 2011-04”)), the Valuation Team has defined our “unit of account” at the investment level (either debt or equity) and as such determines our fair value of these non-control investments assuming the sale of an individual security using the standalone premise of value. As such, the Valuation Team estimates the fair value of the debt component using estimates of value provided by SPSE and its own assumptions in the absence of observable market data, including synthetic credit ratings, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. For equity or equity-like securities of investments for which we do not control or cannot gain control as of the measurement date, the Valuation Team estimates the fair value of the equity based on factors such as the overall value of the issuer, the relative fair value of other units of account, including debt, or other relative value approaches. Consideration is also given to capital structure and other contractual obligations that may impact the fair value of the equity. Furthermore, the Valuation Team may utilize comparable values of similar companies, recent investments and indices with similar structures and risk characteristics or DCF valuation techniques and, in the absence of other observable market data, its own assumptions.

(D)	Portfolio investments comprised of non-publicly traded, non-control equity securities of other funds: The Valuation Team generally values any uninvested capital of the non-control fund at par value and values any invested capital at the net asset value (“NAV”) provided by the non-control fund.

Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly and materially from the values that would have been obtained had a ready market for the securities existed. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. There is no single standard for determining fair value in good faith, as fair value depends upon circumstances of each individual case. At times, the estimates of fair value calculated by the various valuation techniques (inclusive of the third-party valuations we receive) may materially differ from one another, resulting in a range of potential values. In these circumstances, the Valuation Team comes to its valuation conclusion based on all facts and circumstances considered, which is then presented to the Board for review and ultimate approval. In general, fair value is the amount that the Valuation Team might reasonably expect us to receive upon the current sale of the security in an orderly transaction between market participants at the measurement date.

Refer to Note 3—Investments for additional information regarding fair value measurements and our application of ASC 820.

Interest Income Recognition

Interest income, adjusted for amortization of premiums, amendment fees and acquisition costs and the accretion of discounts, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when a loan becomes 90 days or more past due, or if our qualitative assessment indicates that the debtor is unable to service its debt or other obligations, we will place the loan on non-accrual status and cease recognizing interest income on that loan until the borrower has demonstrated the ability and intent to pay contractual amounts due. However, we remain contractually entitled to this interest. Interest payments received on non-accrual loans may be recognized as income or applied to the cost basis, depending upon management’s judgment. Generally, non-accrual loans are restored to accrual status when past-due principal and interest are paid, and, in management’s judgment, are likely to remain current, or due to a restructuring, the interest income is deemed to be collectible. As of March 31, 2014, our loans to Tread Corp. (“Tread”) were on non-accrual, with an aggregate debt cost basis of $11.7 million, or 4.2% of the cost basis of all debt investments in our portfolio, and an aggregate fair value of $0. As of March 31, 2013, ASH Holdings Corp. (“ASH”) and Tread were on non-accrual, with an aggregate debt cost basis of $24.9 million, or 10.4% of the cost basis of all debt investments in our portfolio, and an aggregate fair value of $0.

PIK interest, computed at the contractual rate specified in the loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain our status as a RIC, this non-cash source of income must be included in our calculation of distributable income for purposes of complying with our distribution requirements, even though we have not yet collected the cash. During the year ended March 31, 2014, we recorded PIK income of $0.1 million. We did not hold any loans in our portfolio that contained a PIK provision during the year ended March 31, 2013. During the year ended March 31, 2012, we recorded PIK income of $7.

Other Income Recognition

We generally record success fees upon receipt of cash. Success fees are contractually due upon a change of control in a portfolio company. We recorded $4.2 million of success fees in aggregate during the year ended March 31, 2014 related to debt exits or prepayments from Venyu Solutions, Inc. (“Venyu”), Channel Technologies Group, LLC (“Channel”), Cavert II Holding Corp. (“Cavert”), SOG Specialty K&T, LLC (“SOG”), Mathey Investments, Inc. (“Mathey”) and Frontier Packaging, Inc. (“Frontier”). We recorded $0.8 million of success fees during the year ended March 31, 2013, representing prepayments received from Mathey and Cavert. During the year ended March 31, 2012, we recorded success fees of $0.7 million representing prepayments received from Mathey and Cavert.

We accrue dividend income on preferred and common equity securities to the extent that such amounts are expected to be collected and if we have the option to collect such amounts in cash or other consideration. For the year ended March 31, 2014, we recorded $1.4 million in dividend income related to the exit of Venyu. We recorded $4.1 million and $0.7 million in dividend income during the year ended March 31, 2013, on accrued preferred shares of Galaxy and Acme Cryogenics, Inc. (“Acme”), respectively. During the year ended March 31, 2012, we recorded and collected $0.7 million of dividends on accrued preferred shares in connection with the recapitalization of Cavert.

Both dividends and success fees are recorded in Other income in our accompanying Consolidated Statements of Operations.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments

Gains or losses on the sale of investments are calculated by using the specific identification method. A realized gain or loss is recognized at the trade date, typically when an investment is disposed of, and is computed as the difference between our cost basis in the investment at the disposition date and the net proceeds received from such disposition. Unrealized appreciation or depreciation displays the difference between the fair value of the investment and the cost basis of such investment. We must determine the fair value of each individual investment on a quarterly basis and record changes in fair value as unrealized appreciation or depreciation in our Consolidated Statement of Operations.

Deferred Financing Costs

Deferred financing costs consist of costs incurred to obtain financing, including legal fees, origination fees and administration fees. Costs associated with our line of credit and the issuance of the 7.125% Series A Cumulative Term Preferred Stock, par value $0.001 per share (“Term Preferred Stock”), are deferred and amortized using the straight-line method, which approximates the effective interest method, over the terms of the respective financings. See Note 6—Mandatorily Redeemable Preferred Stock for further discussion on the Term Preferred Stock.

Related Party Costs

We have entered into an investment advisory and management agreement (the “Advisory Agreement”) with the Adviser, which is controlled by our chairman and chief executive officer. In accordance with the Advisory Agreement, we pay the Adviser fees as compensation for its services, consisting of a base management fee and an incentive fee.

We have entered into an administration agreement (the “Administration Agreement”) with the Administrator whereby we pay separately for administrative services. These fees are accrued when the services are performed and generally paid one month in arrears. Refer to Note 4—Related Party Transactions for additional information regarding these related party costs and agreements.

Federal Income Taxes

We intend to continue to qualify for treatment as a RIC under subchapter M of the Code, which generally allows us to avoid paying corporate income taxes on any income or gains that we distribute to our stockholders. We have distributed and intend to distribute sufficient dividends to eliminate taxable income. In an effort to limit certain excise taxes imposed on RICs, we generally distribute during each calendar year, an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and capital gains in excess of capital losses for preceding years that were not distributed during such years.

ASC 740, “Income Taxes” requires the evaluation of tax positions taken or expected to be taken in the course of preparing our tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authorities. Tax positions not deemed to satisfy the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. We have evaluated the implications of ASC 740 for all open tax years and in all major tax jurisdictions and determined that there is no material impact on our Consolidated Financial Statements. Our federal tax returns for fiscal years 2011, 2012 and 2013 remain subject to examination by the Internal Revenue Service.

Distributions

Distributions to stockholders are recorded on the ex-dividend date. We are required to pay out at least 90% of our ordinary income and short-term capital gains for each taxable year as a distribution to our stockholders to maintain our status as a RIC under Subtitle A, Chapter 1 of Subchapter M of the Code. It is our policy to pay out as a distribution up to 100% of those amounts. The amount to be paid out as a distribution is determined by the Board of Directors each quarter and is based on the annual earnings estimated by our management. Based on that estimate, a distribution is declared each quarter and is paid out monthly over the course of the respective quarter. At year-end, we elected to treat a portion of the first distribution paid after year-end as having been paid in the prior year, in accordance with Section 855(a) of the Code. Additionally, at year-end, we may pay a bonus distribution in addition to the monthly distributions to ensure that we have paid out at least 90% of its ordinary income and short-term capital gains for the year. We typically retain long-term capital gains, if any, and do not pay them out as distributions. If we decide to retain long-term capital gains, the portion of the retained capital gains, net of any capital loss carryforward, if applicable, will be subject to a 35% tax.

Recent Accounting Pronouncements

In June 2013, the FASB issued ASU 2013-08, “Financial Services—Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements,” which amends the criteria that define an investment company and clarifies the measurement guidance and requires new disclosures for investment companies. Under ASU 2013-08, an entity already regulated under the 1940 Act is automatically an investment company under the new GAAP definition, so we anticipate no impact from adopting this standard on our financial position or results of operations. We are currently assessing whether additional disclosure requirements will be necessary. ASU 2013-08 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013.

NOTE 3. INVESTMENTS

ASC 820 defines fair value, establishes a framework for measuring fair value and expands disclosures about assets and liabilities measured at fair value. ASC 820 provides a consistent definition of fair value that focuses on exit price in the principal, or most advantageous, market and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. ASC also establishes the following three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date.

•	Level 1—inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets;

•	Level 2—inputs to the valuation methodology include quoted prices for similar assets and liabilities in active or inactive markets and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Level 2 inputs are in those markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers; and

•	Level 3—inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs are those inputs that reflect assumptions that market participants would use when pricing the asset or liability and can include our own assumptions based upon the best available information.

As of March 31, 2014 and 2013, all of our investments were valued using Level 3 inputs. We transfer investments in and out of Level 1, 2 and 3 securities as of the beginning balance sheet date, based on changes in the use of observable and unobservable inputs utilized to perform the valuation for the period. During the years ended March 31, 2014 and 2013, there were no transfers in or out of Level 1, 2 and 3.

The following table presents the financial assets carried at fair value as of March 31, 2014 and 2013, by caption on our accompanying Consolidated Statements of Assets and Liabilities and by security type for each of the three applicable levels of hierarchy established by ASC 820 that we used to value our financial assets:

	Total Recurring Fair Value Measurement Reported in Consolidated Statements of Assets and Liabilities
	March 31, 2014	March 31, 2013
Control Investments
Senior debt	$—	$22,246
Senior subordinated debt	15,520	34,520
Preferred equity	5,584	41,749

Total Control Investments	21,104	98,515

Affiliate Investments
Senior debt	60,391	17,573
Senior subordinated debt	2,400	—
Preferred equity	25,058	643

Total Affiliate Investments	87,849	18,216

Non-Control/Non-Affiliate Investments
Senior debt	109,479	64,063
Senior subordinated debt	52,907	52,291
Preferred equity	32,259	39,765
Common equity/equivalents	10,795	13,632

Total Non-Control/Non-Affiliate Investments	205,440	169,751

Total Investments at fair value using Level 3 inputs	$314,393	$286,482

Cash Equivalents using Level 1 inputs	—	65,000

Total Investments and Cash Equivalents	$314,393	$351,482

In accordance with ASU 2011-04, the following table provides quantitative information about our Level 3 fair value measurements of our investments as of March 31, 2014 and 2013. In addition to the techniques and inputs noted in the table below, according to our valuation policy, the Adviser may also use other valuation techniques and methodologies when determining our fair value measurements. The below table is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to our fair value measurements. The weighted average calculations in the table below are based on the principal balances for all debt-related calculations and on the cost basis for all equity-related calculations for the particular input.

	Quantitative Information about Level 3 Fair Value Measurements
	Fair Value as of March 31, 2014	Fair Value as of March 31, 2013	Valuation Technique/ Methodology	Unobservable Input	Range / Weighted Average as of March 31, 2014	Range / Weighted Average as of March 31, 2013
Senior debt	$115,081	$69,544	TEV	EBITDA multiples(B)	3.4x – 7.3x / 5.1x	4.6x – 7.3x / 5.6x
				EBITDA(B)	$1,558 – $6,230 / $3,609	($997) – $6,640 / $3,752
	54,789	34,338	SPSE(A)	EBITDA(B)	$118 – $3,818 / $1,956	$29 – $3,225 / $1,248
				Risk Ratings(C)	4.3 – 6.0 / 5.2	3.7 – 6.9 / 5.1

Senior subordinated debt	49,470	66,070	TEV	EBITDA multiples(B)	4.1x – 7.3x / 5.0x	4.5x – 9.7x / 6.5x
				EBITDA(B)	$36 – $6,156 / $4,159	($2,866) – $8,695 / $4,400
	21,357	20,741	SPSE(A)	EBITDA(B)	$5,446 – $9,978 / $7,072	$5,169 – $6,026 / $5,738
				Risk Ratings(C)	5.3 – 5.8 / 5.5	4.1 – 6.2 / 4.8

Preferred equity	62,901	82,157	TEV	EBITDA multiples(B)	3.5x – 8.5x / 5.1x	4.2x – 9.7x / 5.9x
				EBITDA(B)	$36 – $10,621 / $4,266	($2,866) – $8,695 / $4,344

Common equity/equivalents	10,795	13,632	TEV	EBITDA multiples(B)	3.4x – 16.0x / 10.5x	3.7x – 7.8x / 6.2x
				EBITDA(B)	$36 – $10,621 / $6,008	($2,866) – $6,026 / $1,959

Total	$314,393	$286,482

(A)	SPSE makes an independent assessment of the data the Adviser submits to them (which includes the financial and operational performance, as well as the Adviser’s internally assessed risk ratings of the portfolio companies—see footnote (C) below) and its own independent data to form an opinion as to what they consider to be the market values for our securities. With regard to its work, SPSE has stated that the data submitted to us is proprietary in nature.
(B)	Adjusted earnings before interest expense, taxes, depreciation and amortization (“EBITDA”) is an unobservable input, which is generally based on the most recently available trailing twelve month financial statements submitted to the Adviser from the portfolio companies. EBITDA multiples, generally indexed, represent the Adviser’s estimate of where market participants might price these investments. For our bundled debt and equity investments, the EBITDA and EBITDA multiple inputs are used in the TEV fair value determination, and the issuer’s debt, equity, and/or equity-like securities are valued in accordance with the Adviser’s liquidity waterfall approach. In limited cases, the revenue from the most recently available trailing twelve month financial statements submitted to the Adviser from the portfolio companies and the related revenue multiples, generally indexed, are used to provide a TEV fair value determination of our bundled debt and equity investments.
(C)	As part of the Adviser’s valuation procedures, it risk rates all of our investments in debt securities. The Adviser uses a proprietary risk rating system for all debt securities. The Adviser’s risk rating system uses a scale of 0 to >10, with >10 being the lowest probability of default. The risk rating system covers both qualitative and quantitative aspects of the portfolio company business and the securities we hold.

A portfolio company’s EBITDA and EBITDA multiples are the significant unobservable inputs generally included in the Adviser’s internally assessed TEV models used to value our proprietary debt and equity investments. Holding all other factors constant, increases (decreases) in the EBITDA and/or the EBITDA multiples inputs would result in a higher (lower) fair value measurement. Per our Policy, the Adviser generally uses an indexed EBITDA multiple in these TEVs. EBITDA and EBITDA multiple inputs do not have to directionally correlate since EBITDA is a company performance metric and EBITDA multiples can be influenced by market, industry, company size and other factors.

Changes in Level 3 Fair Value Measurements of Investments

The following tables provide the changes in fair value, broken out by security type, during the years ended March 31, 2014 and 2013 for all investments for which we determine fair value using unobservable (Level 3) factors. When a determination is made to classify a financial instrument within Level 3 of the valuation hierarchy, such determination is based upon the significance of the unobservable factors to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable, or Level 3, inputs, observable inputs (that is, components that are actively quoted and can be validated to external sources). In these cases, we categorize the fair value measurement in its entirety in the same level of the fair value hierarchy as the lowest level input that is significant to the entire measurement. Accordingly, the gains and losses in the tables below include changes in fair value, due in part to observable factors that are part of the valuation methodology.

Fair Value Measurements Using Significant Unobservable Inputs (Level 3)

Fiscal Year 2014:

	Senior Debt	Senior Subordinated Debt	Preferred Equity	Common Equity/ Equivalents	Total
Year ended March 31, 2014:
Fair value as of March 31, 2013	$103,882	$86,811	$82,157	$13,632	$286,482
Total (loss) gain:
Net realized (loss) gain(A)	(2,856)	(6,050)	18,806	(1,659)	8,241
Net unrealized depreciation(B)	3,165	(660)	(25,000)	(5,921)	(28,416)
Reversal of previously-recorded depreciation (appreciation) upon realization(B)	2,274	5,874	(10,644)	1,706	(790)
New investments, repayments and settlements(C):
Issuances / Originations	88,267	11,818	32,067	139	132,291
Settlements / Repayments	(24,862)	(26,966)	—	—	(51,828)
Sales	—	—	(31,535)	(52)	(31,587)
Transfers(D)	—	—	(2,950)	2,950	—

Fair value as of March 31, 2014	$169,870	$70,827	$62,901	$10,795	$314,393

Fiscal Year 2013:

	Senior Debt	Senior Subordinated Debt	Preferred Equity	Common Equity/ Equivalents	Total
Year ended March 31, 2013:
Fair value as of March 31, 2012	$94,886	$70,661	$46,669	$13,436	$225,652
Total gain (loss):
Net realized gain(A)	—	—	—	843	843
Net unrealized (depreciation) appreciation(B)	(16,273)	(6,935)	24,562	(550)	804
New investments, repayments and settlements(C):
Issuances / Originations	35,132	33,271	18,925	279	87,607
Settlements / Repayments	(9,863)	(15,380)	—	—	(25,243)
Sales	—	—	(2,305)	(876)	(3,181)
Transfers(D)		5,194	(5,694)	500	—

Fair value as of March 31, 2013	$103,882	$86,811	$82,157	$13,632	$286,482

(A)	Included in Net realized (loss) gain on investments on our accompanying Consolidated Statements of Operations for the years ended March 31, 2014 and 2013.

(B)	Included in Net unrealized (depreciation) appreciation of investments on our accompanying Consolidated Statements of Operations for the years ended March 31, 2014 and 2013.
(C)	Includes increases in the cost basis of investments resulting from new portfolio investments, the amortization of discounts, PIK and other non-cash disbursements to portfolio companies; as well as decreases in the cost basis of investments resulting from principal repayments or sales, the amortization of premiums and acquisition costs, and other cost-basis adjustments.
(D)	2014: Transfers represent $3 million of preferred equity of Quench Holding Corp. (“Quench”), at cost, as of September 30, 2013, which was converted into common equity during the quarter ended December 31, 2013.

2013: Transfer represents $3 million of senior subordinated term debt from Tread, at cost, as of June 30, 2012, that we converted into preferred and common equity during the quarter ended September 30, 2012, and $8.2 million of preferred stock from Galaxy, at cost, as of December 31, 2012, that we converted into senior subordinated term debt as part of a recapitalization in the quarter ended March 31, 2013.

Investment Activity

During the year ended March 31, 2014, the following significant transactions occurred:

•	In April 2013, we invested $17.7 million in Jackrabbit, Inc. (“Jackrabbit”) through a combination of debt and equity. Jackrabbit, headquartered in Ripon, California, is a manufacturer of nut harvesting equipment.

•	In May 2013, we invested $8.8 million in Funko, LLC (“Funko”) through a combination of debt and equity. Funko, headquartered in Lynnwood, Washington, is a designer, importer and marketer of pop-culture collectibles. This was our first co-investment with one of our affiliated funds, Gladstone Capital Corporation (“Gladstone Capital”), pursuant to an exemptive order granted by the SEC in July 2012.

•	In June 2013, we invested $9 million in Star Seed, Inc. (“Star Seed”) through a combination of debt and equity. Based in Osborne, Kansas, Star Seed provides its customers with a variety of specialty seeds and related products.

•	In August 2013, we invested $20 million in Schylling, Inc. (“Schylling”) through a combination of debt and equity. Schylling, headquartered in Rowley, Massachusetts, is a premier provider of high quality specialty toys.

•	In August 2013, Venyu was sold. As a result of the sale, we received net cash proceeds of $32.2 million, resulting in a realized gain of $24.8 million and dividend income of $1.4 million. In addition, we received full repayment of our debt investment of $19 million in principal repayment and $1.9 million in fee income.

•	In October 2013, we invested $16.3 million in Alloy Die Casting Co. (“ADC”) through a combination of debt and equity. ADC, headquartered in Buena Park, California, is a manufacturer of high quality, finished aluminum and zinc castings for aerospace, defense, aftermarket automotive and industrial applications. Gladstone Capital also participated as a co-investor by providing $7 million of debt and equity financing at the same price and terms as our investment.

•	In October 2013, we received full repayment of our debt investments in Channel Technologies Group, LLC (“Channel”) in the aggregate amount of $16.2 million. We also received prepayment and success fee income in the amount of $0.8 million. Simultaneously, we invested $1.3 million in additional preferred and common equity securities in Channel.

•	In October 2013, ASH, which was on non-accrual, was sold to certain members of its existing management team. As a result of the sale, we received $12 in net cash proceeds, recognized a realized loss of $11.4 million and have retained a $5 million accruing revolving credit facility in ASH.

•	In November 2013, Packerland Whey Products, Inc. (“Packerland”) was sold to other existing owners at Packerland. As a result of the sale, we received $0.7 million in net cash proceeds and recognized a realized loss of $1.8 million.

•	In December 2013, we received full repayment of our remaining debt investments in Cavert II Holding Corp. (“Cavert”) in the aggregate amount of $6.1 million. We also received prepayment and success fee income in the amount of $0.2 million. As of December 31, 2013, we have an equity investment of preferred stock in Cavert with a cost basis of $1.8 million and fair value of $3 million.

•	In December 2013, Quench was recapitalized, resulting in all preferred stock holders, including our preferred stock investment of $3 million, being converted into common stock.

•	In December 2013, we invested $12.9 million in Behrens Manufacturing, LLC (“Behrens”) through a combination of debt and equity. Behrens, headquartered in Winona, Minnesota, is a manufacturer and marketer of high quality, classic looking, utility products and containers. Gladstone Capital also participated as a co-investor by providing $5.5 million of debt and equity financing at the same price and terms as our investment.

•	In December 2013, we invested $13 million in Meridian Rack & Pinion, Inc. (“Meridian”) through a combination of debt and equity. Meridian, headquartered in San Diego, California, is a provider of aftermarket and OEM replacement automotive parts, which it sells through both wholesale channels and online at www.BuyAutoParts.com. Gladstone Capital also participated as a co-investor by providing $5.6 million of debt and equity financing at the same price and terms as our investment.

•	In February 2014, we invested $13.1 million in Head Country Inc. (“Head Country”) through a combination of debt and equity. Head Country, headquartered in Ponca City, OK, is a manufacturer of a leading BBQ sauce brand with three BBQ flavors currently as well as seasonings and marinades.

•	In February 2014, we invested $15.7 million in Edge Adhesives Holdings, Inc. (“Edge”) through a combination of debt and equity. Edge, headquartered in Fort Worth, TX, is a developer and manufacturer of innovative adhesives, sealants, tapes and related solutions used in building products, transportation and electrical, among other markets. Gladstone Capital also participated as a co-investor by providing $11.1 million of debt and equity financing at the same price and terms as our investment.

•	In February 2014, we invested $2.6 million in NDLI Acquisition Inc. (“NDLI”) through equity to facilitate its purchase of certain of Noble’s assets out of bankruptcy. In connection with this transaction, we wrote off our equity investments in Noble and recorded a realized loss of $3.4 million. Refer to Note 15, “Subsequent Events,” for further activity related to this investment occurring subsequent to March 31, 2014.

Investment Concentrations

As of March 31, 2014, our investment portfolio consisted of investments in 29 portfolio companies located in 14 states across 14 different industries with an aggregate fair value of $314.4 million, of which our investments in SOG Specialty K&T, LLC (“SOG”), Acme Cryogenics, Inc. (“Acme”), and Galaxy Tool Holdings Corp. (“Galaxy”), our three largest portfolio investments at fair value, collectively comprised $70.9 million, or 22.6%, of our total investment portfolio at fair value. The following table summarizes our investments by security type as of March 31, 2014 and 2013:

	March 31, 2014				March 31, 2013
	Cost		Fair Value		Cost		Fair Value
Senior debt	$196,293	51.2%	$169,870	54.0%	$135,745	41.6%	$103,882	36.3%
Senior subordinated debt	82,348	21.5	70,827	22.5	103,547	31.7	86,811	30.3

Total debt	278,641	72.7	240,697	76.5	239,292	73.3	190,693	66.6

Preferred equity	98,099	25.6	62,901	20.0	81,710	25.0	82,157	28.7
Common equity/equivalents	6,797	1.7	10,795	3.5	5,419	1.7	13,632	4.7

Total equity/equivalents	104,896	27.3	73,696	23.5	87,129	26.7	95,789	33.4

Total Investments	$383,537	100.0%	$314,393	100.0%	$326,421	100.0%	$286,482	100.0%

Investments at fair value consisted of the following industry classifications as of March 31, 2014 and 2013:

	March 31, 2014		March 31, 2013
	Fair Value	Percentage of Total Investments	Fair Value	Percentage of Total Investments
Diversified/Conglomerate Manufacturing	$54,845	17.4%	$32,698	11.4%
Chemicals, Plastics, and Rubber	52,753	16.8	59,170	20.7
Leisure, Amusement, Motion Pictures, Entertainment	39,867	12.7	29,822	10.4
Machinery (Non-agriculture, Non-construction, Non-electronic)	25,917	8.2	32,662	11.4
Automobile	25,735	8.2	7,467	2.6
Home and Office Furnishings, Housewares, and Durable Consumer Products	21,188	6.7	23,512	8.2
Farming and Agriculture	20,557	6.5	—	—
Aerospace and Defense	18,512	5.9	20,876	7.3
Containers, Packaging, and Glass	17,889	5.7	23,019	8.0
Beverage Food and Tobacco	13,050	4.2	369	0.1
Personal and Non-Durable Consumer Products (Manufacturing Only)	10,005	3.2	—	—
Buildings and Real Estate	7,575	2.4	6,020	2.2
Cargo Transport	6,500	2.1	6,897	2.4
Electronics	—	—	43,970	15.3

Total Investments	$314,393	100.0%	$286,482	100.0%

Investments at fair value were included in the following geographic regions of the U.S. as of March 31, 2014 and 2013:

	March 31, 2014		March 31, 2013
	Fair Value	Percentage of Total Investments	Fair Value	Percentage of Total Investments
West	$117,781	37.5%	$81,400	28.4%
South	89,915	28.6	125,518	43.8
Northeast	67,862	21.6	58,319	20.4
Midwest	38,835	12.3	21,245	7.4

Total Investments	$314,393	100.0%	$286,482	100.0%

The geographic region indicates the location of the headquarters for our portfolio companies. A portfolio company may have additional business locations in other geographic regions.

Investment Principal Repayments

The following table summarizes the contractual principal repayments and maturity of our investment portfolio for the next five fiscal years and thereafter, assuming no voluntary prepayments, as of March 31, 2014:

		Amount
For the fiscal year ending March 31:	2015	$56,386
	2016	30,190
	2017	43,314
	2018	51,983
	2019	89,181
	Thereafter	7,587

	Total contractual repayments	$278,641
	Investments in equity securities	104,896

	Total cost basis of investments held as of March 31, 2014:	$383,537

Receivables from Portfolio Companies

Receivables from portfolio companies represent non-recurring costs that we incurred on behalf of portfolio companies and are included in other assets on our accompanying Consolidated Statements of Assets and Liabilities. We maintain an allowance for uncollectible receivables from portfolio companies, which is determined based on historical experience and management’s expectations of future losses. We charge the accounts receivable to the established provision when collection efforts have been exhausted and the receivables are deemed uncollectible. As of March 31, 2014 and 2013, we had gross receivables from portfolio companies of $0.9 million and $1.2 million, respectively. The allowance for uncollectible receivables was $163 and $44 as of March 31, 2014 and 2013, respectively.

NOTE 4. RELATED	PARTY TRANSACTIONS

Investment Advisory and Management Agreement

We entered into an investment advisory and management agreement with the Adviser (the “Advisory Agreement”). The Adviser is controlled by our chairman and chief executive officer. In accordance with the Advisory Agreement, we pay the Adviser certain fees as compensation for its services, such fees consisting of a base management fee and an incentive fee, each as described below. On July 9, 2013, our Board of Directors approved the renewal of the Advisory Agreement through August 31, 2014.

The following table summarizes the management fees, incentive fees and associated credits reflected in our accompanying Consolidated Statements of Operations:

	Year Ended March 31,
	2014	2013	2012
Average total assets subject to base management fee(A)	$310,350	$270,600	$219,300
Multiplied by prorated annual base management fee of 2%	2.0%	2.0%	2.0%

Base management fee(B)	6,207	5,412	4,386
Credit for fees received by Adviser from the portfolio companies	(2,309)	(1,107)	(1,106)

Net base management fee	$3,898	$4,305	$3,280

Loan servicing fee(B)	4,326	3,724	3,031
Credit of loan servicing fee(B)	(4,326)	(3,724)	(3,031)

Net loan servicing fee	$—	$—	$—

Incentive fee(B)	3,983	2,585	19
Credit from waiver issued by Adviser’s board of directors	—	(221)	(54)

Net Incentive fee	$3,983	$2,364	$(35)

Total credits to fees:
Credit for fees received by Adviser from the portfolio companies	(2,309)	(1,107)	(1,106)
Credit from waiver issued by Adviser’s board of directors	—	(221)	(54)

Other Credit to fees(B)	(2,309)	(1,328)	(1,160)
Credit for loan servicing fee(B)	(4,326)	(3,724)	(3,031)

Total credit to fees	$(6,635)	$(5,052)	$(4,191)

(A)	Average total assets subject to the base management fee is defined as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the applicable quarters within the respective periods and adjusted appropriately for any share issuances or repurchases during the periods.
(B)	Reflected as a line item on our accompanying Consolidated Statement of Operations.

Base Management Fee

The base management fee is computed and payable quarterly and is assessed at an annual rate of 2%. It is computed on the basis of the value of our average gross assets at the end of the two most recently completed quarters, which are total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings. As a BDC, we make available significant managerial assistance to our portfolio companies and provide other services to such portfolio companies. Although neither we nor our Adviser receive fees in connection with managerial assistance, the Adviser provides other services to our portfolio companies and receives fees for these other services. 50% of certain of these fees and 100% of others historically have been credited against the base management fee that we would otherwise be required to pay to our Adviser. Effective October 1, 2013, 100% of all these fees are credited against the base management fee that we would otherwise be required to pay to our Adviser; however, pursuant to the terms of the Advisory Agreement, a small percentage of certain of such fees are retained by the Adviser in the form of reimbursement for certain tasks completed by personnel of the Adviser.

Loan Servicing Fee

In addition, our Adviser services, administers and collects on the loans held by Business Investment, in return for which our Adviser receives a 2% annual fee payable monthly by Business Investment based on the monthly aggregate balance of loans held by Business Investment in accordance with our line of credit. All loan servicing fees are credited back to us by our Adviser. Overall, the base management fee due to our Adviser cannot exceed 2% of total assets (as reduced by cash and cash equivalents pledged to creditors) during any given fiscal year.

Incentive Fee

The incentive fee consists of two parts: an income-based incentive fee and a capital gains-based incentive fee. The income-based incentive fee rewards the Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of our net assets (the “hurdle rate”). We will pay the Adviser an income-based incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate (7.0% annualized);

•	100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

•	20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

The second part of the incentive fee is a capital gains-based incentive fee that will be determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date) and equals 20% of our realized capital gains as of the end of the fiscal year. In determining the capital gains-based incentive fee payable to the Adviser, we will calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the aggregate net unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in our portfolio. For this purpose, cumulative aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since our inception. Cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the original cost of such investment since our inception. Aggregate net unrealized capital depreciation equals the sum of the difference, if negative, between the valuation of each investment as of the applicable calculation date and the original cost of such investment. At the end of the applicable year, the amount of capital gains that serves as the basis for our calculation of the capital gains-based incentive fee equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less aggregate net unrealized capital depreciation, with respect to our portfolio of investments. If this number is positive at the end of such year, then the capital gains-based incentive fee for such year equals 20% of such amount, less the aggregate amount of any capital gains-based incentive fees paid in respect of our portfolio in all prior years. No capital gains-based incentive fee has been recorded since our inception through March 31, 2014, as cumulative net unrealized capital depreciation has exceeded cumulative realized capital gains net of cumulative realized capital losses.

Additionally, in accordance with GAAP, a capital gains-based incentive fee accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the capital gains-based incentive fee plus the aggregate cumulative unrealized capital appreciation. If such amount is positive at the end of a period, then GAAP requires us to record a capital gains-based incentive fee equal to 20% of such amount, less the aggregate amount of actual capital gains-based incentive fees paid in all prior years. If such amount is negative, then there is no accrual for such year. GAAP requires that the capital gains-based incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains-based incentive fee would be payable if such unrealized capital appreciation were realized. There can be no assurance that such unrealized capital appreciation will be realized in the future. No GAAP accrual for a capital gains-based incentive fee has been recorded since our inception through March 31, 2014.

Administration Agreement

We have entered into an administration agreement (the “Administration Agreement”) with the Administrator, whereby we pay separately for administrative services. The Administration Agreement provides for payments equal to our allocable portion of the Administrator’s overhead expenses in performing its obligations under the Administration Agreement, including, but not limited to, rent and the salaries and benefits expenses of our chief financial officer and treasurer, chief compliance officer, internal counsel and secretary and their respective staffs. Our allocable portion of administrative expenses is generally derived by multiplying the Administrator’s total allocable expenses by the percentage of our total assets at the beginning of the quarter in comparison to the total assets at the beginning of the quarter of all companies serviced by the Administrator under similar agreements. On July 9, 2013, our Board of Directors approved the annual renewal of the Administration Agreement through August 31, 2014.

Related Party Fees Due

Amounts due to related parties on our accompanying Consolidated Statements of Assets and Liabilities were as follows:

	As of March 31,
	2014	2013
Base management fee due to Adviser	$63	$625
Incentive fee due to Adviser	1,161	1,454
Other due to (from) Adviser	1	(12)

Total fees due to Adviser	$1,225	$2,067

Fee due to Administrator	$224	$221

Total related party fees due	$1,449	$2,288

NOTE 5. BORROWINGS

Line of Credit

On April 30, 2013, we, through our wholly-owned subsidiary, Business Investment, entered into a fifth amended and restated credit agreement with Key Equipment Finance Inc., as administrative agent, lead arranger and a lender (the “Administrative Agent”), Branch Banking and Trust Company (“BB&T”) as a lender and managing agent, and the Adviser, as servicer, to increase the commitment amount of the revolving line of credit (the “Credit Facility”) from $60 million to $70 million and to extend the revolving period to April 30, 2016. If not renewed or extended by April 30, 2016, all principal and interest will be due and payable on or before April 30, 2017 (one year after the revolving period end date). In addition, there is one remaining one-year extension option to be agreed upon by all parties, which may be exercised on or before April 30, 2015. Subject to certain terms and conditions, the Credit Facility may be expanded up to a total of $200 million through the addition of other lenders to the facility. Advances under the Credit Facility generally bear interest at 30-day LIBOR, plus 3.75% per annum, with an unused fee of 0.50% on undrawn amounts. We incurred fees of $0.3 million in connection with this amendment.

On June 12, 2013, we further increased the borrowing capacity under the Credit Facility from $70 million to $105 million by entering into Joinder Agreements pursuant to the Credit Facility, by and among Business Investment, the Administrative Agent, the Adviser and each of Alostar Bank of Commerce and Everbank Commercial Finance, Inc.

The following tables summarize noteworthy information related to our Credit Facility:

	As of March 31,
	2014	2013
Commitment amount	$105,000	$60,000
Borrowings outstanding at cost	61,250	31,000
Availability	43,750	29,000

	For the Years Ended March 31,
	2014	2013	2012
Weighted average borrowings outstanding	$34,632	$15,533	$7,336
Effective interest rate(A)	4.90%	5.49%	10.0%
Commitment (unused) fees incurred	$318	$225	$371

(A)	Excludes the impact of deferred financing fees.

Interest is payable monthly during the term of the Credit Facility. Available borrowings are subject to various constraints imposed under the Credit Facility, based on the aggregate loan balance pledged by Business Investment, which varies as loans are added and repaid, regardless of whether such repayments are prepayments or made as contractually required.

The Administrative Agent also requires that any interest or principal payments on pledged loans be remitted directly by the borrower into a lockbox account with The Bank of New York Mellon Trust Company, N.A as custodian. The Administrative Agent is also the trustee of the account and remits the collected funds to us once a month.

Generally, our Credit Facility contains covenants that require Business Investment to, among other things, maintain its status as a separate legal entity, prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions) and restrict certain material changes to our credit and collection policies without the lenders’ consent. Our Credit Facility generally also limits payments on distributions to the aggregate net investment income for each of the twelve month periods ending March 31, 2015, 2016 and 2017. Business Investment is also subject to certain limitations on the type of loan investments it can apply toward available credit in the borrowing base, including restrictions on geographic concentrations, sector concentrations, loan size, payment frequency and status, average life and lien property. Our Credit Facility further requires Business Investment to comply with other financial and operational covenants, which obligate Business Investment to, among other things, maintain certain financial ratios, including asset and interest coverage and a minimum number of obligors required in the borrowing base of the credit agreement. Additionally, we are subject to a performance guaranty that requires us to maintain (i) a minimum net worth (defined in our Credit Facility to include our mandatory redeemable term preferred stock) of $170 million plus 50% of all equity and subordinated debt raised after April 30, 2013, which equates to $170 million as of March 31, 2014, (ii) “asset coverage” with respect to “senior securities representing indebtedness” of at least 200%, in accordance with Section 18 of the 1940 Act and (iii) its status as a BDC under the 1940 Act and as a RIC under the Code. As of March 31, 2014, and as defined in the performance guaranty of our Credit Facility, we had a minimum net worth of $260.8 million, an asset coverage of 298% and an active status as a BDC and RIC. Our Credit Facility requires a minimum of 12 obligors in the borrowing base and, as of March 31, 2014, Business Investment had 21 obligors. As of March 31, 2014, we were in compliance with all covenants.

We have entered into multiple interest rate cap agreements with BB&T and Keybank National Association that effectively limit the interest rate on a portion of our borrowings under the line of credit pursuant to the terms of our Credit Facility. The current agreement, which expires April 2016, provides that the interest rate on $45 million of our borrowings is capped at 6% when 30-day LIBOR is in excess of 6% that certain interest rate.

Short-Term Loan

As of March 31, 2014, our asset composition satisfied the 50% threshold. However, excluding March 31, 2014, for each quarter end since June 30, 2009 (the “measurement dates”), we satisfied the 50% threshold to maintain our status as a RIC, in part, through the purchase of short-term qualified securities, which were funded primarily through a short-term loan agreement. Subsequent to each of the measurement dates, the short-term qualified securities matured, and we repaid the short-term loan, at which time we again fell below the 50% threshold. For example, for the December 31, 2013 measurement date, we purchased $10 million of short-term United States Treasury Bills (“T-Bills”) through Jefferies & Company, Inc. (“Jefferies”) on December 27, 2013. The T-Bills were purchased on margin using $1.5 million in cash and the proceeds from an $8.5 million short-term loan from Jefferies with an effective annual interest rate of 1.35%. On January 2, 2014, when the T-Bills matured, we repaid the $8.5 million loan from Jefferies and received the $1.5 million margin payment sent to Jefferies to complete the transaction.

Secured Borrowing

In August 2012, we entered into a participation agreement with a third-party related to $5 million of our senior subordinated term debt investment in Ginsey Home Solutions, Inc. (“Ginsey”). We evaluated whether the transaction should be accounted for as a sale or a financing-type transaction under the applicable guidance of ASC 860. Based on the terms of the participation agreement, we are required to treat the participation as a financing-type transaction. Specifically, the third-party has a senior claim to our remaining investment in the event of default by Ginsey which, in part, resulted in the loan participation bearing a rate of interest lower than the contractual rate established at origination. Therefore, our accompanying Consolidated Statements of Assists and Liabilities reflects the entire senior subordinated term debt investment in Ginsey and a corresponding $5 million secured borrowing liability. The secured borrowing has a stated interest rate of 7%, a maturity date of January 3, 2018, and cost approximates fair value.

Fair Value

We elected to apply ASC 825, “Financial Instruments,” specifically for our Credit Facility and short-term loan, which was consistent with the application of ASC 820 to our investments. Generally, the Adviser estimates the fair value of our Credit Facility using estimates of value provided by an independent third party and its own assumptions in the absence of observable market data, including estimated remaining life, counterparty credit risk, current market yield and interest rate spreads of similar securities as of the measurement date. Additionally, due to the seven-day duration of the short-term loan as of March 31, 2013, cost was deemed to approximate fair value. At each of March 31, 2014 and 2013, all of our borrowings were valued using Level 3 inputs. The following tables present the short-term loan, where applicable, and Credit Facility carried at fair value as of March 31, 2014 and 2013, by caption on our accompanying Consolidated Statements of Assets and Liabilities for Level 3 of the hierarchy established by ASC 820 and a roll-forward of the changes in fair value during the year ended March 31, 2014 and 2013:

	Level 3—Borrowings
	Total Recurring Fair Value Measurement Reported in Consolidated Statements of Assets and Liabilities
	March 31, 2014	March 31, 2013
Short-Term Loan	$—	$58,016
Credit Facility	61,701	31,854

Total	$61,701	$89,870

Fair Value Measurements of Borrowings Using Significant Unobservable Inputs (Level 3)

	Short-Term Loan	Credit Facility	Total Fair Value Reported in Consolidated Statements of Assets and Liabilities
Year ended March 31, 2014:
Fair value as of March 31, 2013	$58,016	$31,854	$89,870
Borrowings	56,514	145,350	201,864
Repayments	(114,530)	(115,100)	(229,630)
Net unrealized depreciation(a)	—	(403)	(403)

Fair value as of March 31, 2014	$—	$61,701	$61,701

Year ended March 31, 2013:
Fair value as of March 31, 2012	$76,005	$—	$76,005
Borrowings	250,063	144,000	394,063
Repayments	(268,052)	(113,000)	(381,052)
Net unrealized appreciation(a)	—	854	854

Fair value as of March 31, 2013	$58,016	$31,854	$89,870

(A)	Included in net unrealized (depreciation) appreciation on our accompanying Consolidated Statement of Operations for the year ended March 31, 2014 and 2013.

The fair value of the collateral under our Credit Facility was $288.6 million and $263.7 million as of March 31, 2014 and 2013, respectively. The fair value of the collateral under the short-term loan was $65 million as of March 31, 2013.

NOTE 6. MANDATORILY	REDEEMABLE PREFERRED STOCK

In March 2012, we completed a public offering of 1,600,000 shares of 7.125% Series A Cumulative Term Preferred Stock (our “Term Preferred Stock”) at a public offering price of $25.00 per share. Gross proceeds totaled $40 million and net proceeds, after deducting underwriting discounts and offering expenses borne by us, were $38 million. We incurred $2 million in total offering costs related to these transactions, which have been recorded as deferred financing costs on our accompanying Consolidated Statements of Assets and Liabilities and will be amortized over the redemption period ending February 28, 2017.

The shares have a redemption date of February 28, 2017, and are traded under the ticker symbol GAINP on the NASDAQ Global Select Market. The Term Preferred Stock is not convertible into our common stock or any other security. The Term Preferred Stock provides for a fixed dividend equal to 7.125% per year, payable monthly. We are required to redeem all of the outstanding Term Preferred Stock on February 28, 2017, for cash at a redemption price equal to $25.00 per share, plus an amount equal to accumulated but unpaid dividends, if any, to, but excluding, the date of redemption. In addition, three other potential redemption triggers are as follows: (1) upon the occurrence of certain events that would constitute a change in control of us, we would be required to redeem all of the outstanding Term Preferred Stock, (2) if we fail to maintain an asset coverage ratio of at least 200%, we are required to redeem a portion of the outstanding Term Preferred Stock or otherwise cure the ratio redemption trigger and (3) at our sole option, at any time on or after February 28, 2016, we may redeem some or all of the Term Preferred Stock.

For the years ended March 31, 2014 and 2013, our Board of Directors declared and paid a monthly distribution of $0.1484375 per share, or $1.78125 per share in aggregate, to preferred stockholders.

In accordance with ASC 480, “Distinguishing Liabilities from Equity,” mandatorily redeemable financial instruments should be classified as liabilities on the balance sheet and, therefore, the related dividend payments are treated as dividend expense on our accompanying Consolidated Statements of Operations at the ex-dividend date. The fair value of the Term Preferred Stock, which we consider to be a level 1 liability within the fair value hierarchy, based on the last reported closing sale price as of March 31, 2014 and 2013, was $42.4 million and $42.7 million, respectively.

Aggregate Term Preferred Stock distributions declared and paid for the years ended March 31, 2014 and 2013, were both $2.9 million. The tax character of distributions paid by us to preferred stockholders is from ordinary income.

NOTE 7. COMMON	STOCK

Registration Statement

We filed a registration statement on Form N-2 (File No. 333-181879) with the SEC on June 4, 2012, and subsequently filed a Pre-effective Amendment No. 1 to the registration statement on July 17, 2012, which the SEC declared effective on July 26, 2012. On June 7, 2013, we filed Post-Effective Amendment No. 2 to the registration statement, which the SEC declared effective on July 26, 2013. The registration statement permits us to issue, through one or more transactions, up to an aggregate of $300 million in securities, consisting of common stock, preferred stock, subscription rights, debt securities and warrants to purchase common stock, including through a combined offering of two or more of such securities.

On October 5, 2012, we completed a public offering of 4 million shares of our common stock at a public offering price of $7.50 per share, which was below our then current net asset value (“NAV”) per share. Gross proceeds totaled $30 million and net proceeds, after deducting underwriting discounts and offering expenses borne by us, were $28.3 million, which was used to repay borrowings under our Credit Facility. In connection with the offering, the underwriters exercised their option to purchase an additional 395,825 shares at the public offering price to cover over-allotments, which resulted in gross proceeds of $3 million and net proceeds, after deducting underwriting discounts, of $2.8 million.

NOTE 8.	NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS PER COMMON SHARE

The following table sets forth the computation of basic and diluted net (decrease) increase in net assets resulting from operations per common share for the years ended March 31, 2014, 2013, and 2012:

	Year Ended March 31,
	2014	2013	2012
Numerator for basic and diluted net (decrease) increase in net assets resulting from operations per common share	$(1,329)	$17,279	$21,966
Denominator for basic and diluted weighted average common shares	26,475,958	24,189,148	22,080,133

Basic and diluted net (decrease) increase in net assets resulting from operations per common share	$(0.05)	$0.71	$0.99

NOTE 9. DISTRIBUTIONS	TO COMMON STOCKHOLDERS

We are required to pay out as distributions 90% of our ordinary income and short-term capital gains for each taxable year in order to be taxed as a RIC under Subtitle A, Chapter 1, Subchapter M of the Code. The amount to be paid out as a distribution is determined by our Board of Directors each quarter and is based on our estimated taxable income by management. Based on that estimate, three monthly distributions are declared each quarter. For calendar years ended December 31, 2013, 2012 and 2011, 100% of our common distributions during these periods were deemed to be paid from ordinary income for 1099 shareholder reporting purposes.

Our Board of Directors declared the following monthly distributions to common stockholders for the years ended March 31, 2014 and 2013:

Fiscal Year	Declaration Date	Record Date	Payment Date	Distribution per Common Share
2014	April 9, 2013	April 22, 2013	April 30, 2013	$0.050
	April 9, 2013	May 20, 2013	May 31, 2013	0.050
	April 9, 2013	June 19, 2013	June 28, 2013	0.050
	July 9, 2013	July 17, 2013	July 31, 2013	0.050
	July 9, 2013	August 19, 2013	August 30, 2013	0.050
	July 9, 2013	September 16, 2013	September 30, 2013	0.050
	October 8, 2013	October 22, 2013	October 31, 2013	0.060
	October 8, 2013	November 14, 2013	November 29, 2013	0.060
	October 8, 2013	November 18, 2013	November 29, 2013	0.050	(A)
	October 8, 2013	December 16, 2013	December 31, 2013	0.060
	January 7, 2014	January 22, 2014	January 31, 2014	0.060
	January 7, 2014	February 19. 2014	February 28, 2014	0.060
	January 7, 2014	March 17, 2014	March 31, 2014	0.060

Year Ended March 31, 2014:				$0.710

2013	April 11, 2012	April 20, 2012	April 30, 2012	$0.050
	April 11, 2012	May 18, 2012	May 31, 2012	0.050
	April 11, 2012	June 20, 2012	June 29, 2012	0.050
	July 10, 2012	July 20, 2012	July 31, 2012	0.050
	July 10, 2012	August 22, 2012	August 31, 2012	0.050
	July 10, 2012	September 19, 2012	September 28, 2012	0.050
	October 10, 2012	October 22, 2012	October 31, 2012	0.050
	October 10, 2012	November 19, 2012	November 30, 2012	0.050
	October 10, 2012	December 19, 2012	December 31, 2012	0.050
	January 8, 2013	January 18, 2013	January 31, 2013	0.050
	January 8, 2013	February 15, 2013	February 28, 2013	0.050
	January 8, 2013	March 15, 2013	March 28, 2013	0.050

Year Ended March 31, 2013:				$0.600

(A)	A bonus dividend on our common stock of $0.05 per share was declared by our Board of Directors.

Aggregate common distributions declared quarterly and paid for the years ended March 31, 2014 and 2013 were $18.8 million and $14.5 million, respectively, which were declared based on estimates of net investment income for the respective fiscal years. For the fiscal years ended March 31, 2014 and 2013, taxable income available for common distributions exceeded distributions declared and paid, and, in accordance with Section 855(a) of the Code, we elected to treat $3.9 million and $3.1 million, respectively, of the first common distributions paid in fiscal year 2015 and 2014, respectively, as having been paid in the respective prior year.

The components of net assets on a tax basis were as follows:

	Year Ended March 31,
	2014	2013
Common stock	$26	$26
Paid-in-capital	287,062	287,713
Net unrealized depreciation of investments	(69,283)	(40,310)
Net unrealized depreciation of other	(525)	(883)
Undistributed ordinary income	3,918	3,106
Capital loss carryforward	(216)	(8,663)
Post October loss deferral	—	—
Other temporary differences	(163)	(44)
Other	18	18

Net assets	$220,837	$240,963

We generally intend to retain realized gains first to the extent we have available capital loss carryforwards and second, through a deemed distribution. As of March 31, 2014, we had $0.2 million of capital loss carryforwards that expire in 2018.

For the years ended March 31, 2014 and 2013, we recorded the following adjustments for permanent book-tax differences to reflect tax character. Results of operations and net assets were not affected by this revision.

	Tax Year Ended March 31,
	2014	2013
Undistributed net investment income	$416	$428
Accumulated net realized gain	235	—
Paid-in-capital	(651)	(428)

The tax character of distributions paid by us to common stockholders is summarized as follows:

	Tax Year Ended March 31,
	2014	2013	2012
Distributions from ordinary income	$18,797	$14,547	$13,579
Distributions from capital gains	—	—	—
Distributions from return of capital	—	—	—

Total common distributions	$18,797	$14,547	$13,579

NOTE 10. FEDERAL	AND STATE INCOME TAXES

We intend to continue to qualify for treatment as a RIC under Subtitle A, Chapter 1 of Subchapter M of the Code. As a RIC, we are not subject to federal income tax on the portion of our taxable income and gains distributed to stockholders. To qualify as a RIC, we must meet certain source-of-income, asset diversification and annual distribution requirements. Under the annual distribution requirements, we are required to distribute to stockholders at least 90% of our investment company taxable income, as defined by the Code. Our practice has been to pay out as distributions up to 100% of that amount.

In an effort to limit certain excise taxes imposed on RICs, we generally distribute during each calendar year, an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and capital gains in excess of capital losses for preceding years that were not distributed during such years. However, we did incur an excise tax of $0.3 million, $31 and $30 for the calendar years ended December 31, 2013, 2012, and 2011, respectively. Under the RIC Modernization Act (the “RIC Act”), we are permitted to carry forward capital losses incurred in taxable years beginning after March 31, 2011, for an unlimited period. However, any losses incurred during those future taxable years must be used prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than only being considered short-term as permitted under previous regulation. Our total capital loss carryforward balance was $8.7 million as of March 31, 2013, and, primarily as a result of the net $8.2 million capital gain related to the Venyu, ASH, Packerland and Noble exits or partial exits and other tax realized loss adjustments during the year ended March 31, 2014, we anticipate that when we file taxes for the fiscal year ended March 31, 2014 we expect that all but $0.2 million in realized losses incurred in pre-enactment taxable years will be utilized during the fiscal year ended March 31, 2014.

NOTE 11. COMMITMENTS	AND CONTINGENCIES

As of March 31, 2014, we have lines of credit commitments to certain of our portfolio companies that have not been fully drawn. Since these lines of credit have expiration dates and we expect many will never be fully drawn, the total line of credit commitment amounts do not necessarily represent future cash requirements.

In addition to the lines of credit to certain portfolio companies, we have also extended certain guarantees on behalf of some of our portfolio companies. As of March 31, 2014, we have not been required to make any payments on the guarantees discussed below, and we consider the credit risk to be remote and the fair values of the guarantees to be minimal.

•	In October 2008, we executed a guarantee of a vehicle finance facility agreement (the “Ford Finance Facility”) between Ford Motor Credit Company (“Ford”) and ASH. The Ford Finance Facility provides ASH with a line of credit of up to $0.5 million for component Ford parts used by ASH to build truck bodies under a separate contract. Ford retains title and ownership of the parts. The guarantee of the Ford Finance Facility will expire upon termination of the separate parts supply contract with Ford or upon replacement of us as guarantor. In connection with this guarantee, we received a premium of $20 from ASH.

•	In February 2010, we executed a guarantee of a wholesale financing facility agreement (the “Floor Plan Facility”) between Agricredit Acceptance, LLC (“Agricredit”) and Country Club Enterprises, LLC (“CCE”). The Floor Plan Facility provides CCE with financing of up to $2 million to bridge the time and cash flow gap between the order and delivery of golf carts to customers. The guarantee was renewed in February 2012, 2013 and 2014 and will expire in February 2015, unless it is renewed again by us, CCE and Agricredit. In connection with this guarantee and its subsequent renewals, we recorded aggregate premiums of $0.4 million from CCE.

•	In April 2010, we executed a guarantee of vendor recourse for up to $2 million in individual customer transactions (the “Recourse Facility”) between Wells Fargo Financial Leasing, Inc. and CCE. The Recourse Facility provides CCE with the ability to provide vendor recourse up to a limit of $2 million on transactions with long-time customers who lack the financial history to qualify for third-party financing. The terms to maturity of these individual transactions range from October 2014 to October 2016. In connection with this guarantee, we received aggregate premiums of $0.1 million from CCE.

•	In October 2013, we executed a guarantee of a vehicle finance facility agreement (the “Compass Finance Facility”) between Compass Bank and ASH. The Compass Finance Facility provides ASH with a line of credit of up to $0.3 million for component Ram parts used by ASH to build truck bodies under a separate contract. The guarantee will expire upon maturity of the Compass Finance Facility on October 16, 2014. In connection with this guarantee, we received a premium of $10 from ASH.

The following table summarizes the dollar balance of unused line of credit commitments and guarantees as of March 31, 2014 and 2013:

	As of March 31,
	2014	2013
Unused line of credit commitments	$6,684	$1,584
Guarantees	3,628	3,870

Total	$10,312	$5,454

Escrow Holdbacks

From time to time, we will enter into arrangements relating to exits of certain investments whereby specific amounts of the proceeds are held in escrow to be used to satisfy potential obligations, as stipulated in the sales agreements. We record escrow amounts in restricted cash on our accompanying Consolidated Statements of Assets and Liabilities. In August 2013, the sale of Venyu resulted in $4.9 million in escrow amounts, of which $0.6 million is held on behalf of the other sellers. The $0.6 million amount held on behalf of the other sellers is recorded in other liabilities on our accompanying Consolidated Statements of Assets and Liabilities. We establish a contingent liability against the escrow amounts if we determine that it is probable and estimable that a portion of the escrow amounts will not be ultimately received at the end of the escrow period. The aggregate contingent liability recorded against the escrow amounts was $35 and $41 as of March 31, 2014 and 2013, respectively.

NOTE 12. FINANCIAL	HIGHLIGHTS

	Year Ended March 31,
	2014	2013	2012	2011	2010
Per Common Share Data:
Net asset value at beginning of year(A)	$9.10	$9.38	$9.00	$8.74	$9.73
Income from investment operations(B)
Net investment income	0.73	0.68	0.62	0.73	0.48
Net realized gain (loss) on investments and other	0.31	0.03	0.23	1.06	(1.63)
Net unrealized (depreciation) appreciation on investments and Other	(1.09)	—	0.14	(1.05)	0.65

Total from investment operations	(0.05)	0.71	0.99	0.74	(0.50)

Effect of equity capital activity
Cash distributions to common stockholders from net investment income(C)	(0.71)	(0.60)	(0.61)	(0.48)	(0.48)
Shelf registration offering costs	—	(0.08)	—	—	(0.01)
Net dilutive effect of equity offering(D)	—	(0.31)	—	—	—

Total from equity capital activity	(0.71)	(0.99)	(0.61)	(0.48)	(0.49)

Net asset value at end of year(A)	$8.34	$9.10	$9.38	$9.00	$8.74

Per common share market value at beginning of year	$7.31	$7.57	$7.79	$6.01	$3.67
Per common share market value at end of year	8.27	7.31	7.57	7.76	5.98
Total return(E)	24.26%	4.73%	5.58%	38.56%	79.80%
Common stock outstanding at end of year(A)	26,475,958	26,475,958	22,080,133	22,080,133	22,080,133

	Year Ended March 31,
	2014	2013	2012	2011	2010

Statement of Assets and Liabilities Data:
Net assets at end of year	$220,837	$240,963	$207,216	$198,829	$192,978
Average net assets(F)	231,356	216,751	204,595	192,893	191,112

Senior Securities Data:
Total borrowings at cost	$66,250	$94,016	$76,005	$40,000	$102,812
Mandatorily redeemable preferred stock	40,000	40,000	40,000	—	—
Asset coverage ratio(G)	298%	272%	268%	534%	281%
Average coverage per unit(H)	$2,978	$2,725	$2,676	$5,344	$2,814

Ratios/Supplemental Data:
Ratio of expenses to average net assets(I)(M)	10.20%	8.81%	5.71%	6.90%	7.72%
Ratio of net expenses to average net assets(J)(K)	7.33	6.48	3.67	5.13	5.33
Ratio of net investment income to average net assets(L)	8.35	7.61	6.72	8.38	5.55

(A)	Based on actual shares outstanding at the end of the corresponding year.
(B)	Based on weighted average per basic common share data.
(C)	Distributions are determined based on taxable income calculated in accordance with income tax regulations, which may differ from amounts determined under GAAP.
(D)	In fiscal year ended March 31, 2013, the dilution is the result of issuing common shares at a price below then current NAV.
(E)	Total return equals the change in the market value of our common stock from the beginning of the year, taking into account dividends reinvested in accordance with the terms of our dividend reinvestment plan. Total return does not take into account distributions that may be characterized as a return of capital. For further information on the estimated character of our distributions to common stockholders, please refer to Note 9—Distributions to Common Stockholders.
(F)	Calculated using the average balance of net assets at the end of each month of the reporting year.
(G)	As a BDC, we are generally required to maintain an asset coverage ratio (as defined in Section 18(h) of the 1940 Act) of at least 200% on our senior securities representing indebtedness and our senior securities that are stock. Our mandatorily redeemable preferred stock is a senior security that is stock.
(H)	Asset coverage per unit is the asset coverage ratio expressed in terms of dollar amounts per one thousand dollars of indebtedness.
(I)	Ratio of expenses to average net assets is computed using expenses before credits from the Adviser.
(J)	Ratio of net expenses to average net assets is computed using total expenses net of credits to the management fee.
(K)	Had we not received any voluntary waivers of fees due to the Adviser, the ratio of net expenses to average net assets would have been 7.33%, 6.58%, 3.69%, 5.14%, and 5.54% for the fiscal years ended March 31, 2014, 2013, 2012, 2011, and 2010, respectively.
(L)	Had we not received any voluntary waivers of fees due to the Adviser, the ratio of net investment income to average net assets would have been 8.35%, 7.50%, 6.69%, 8.38%, and 5.34% for the fiscal years ended March 31, 2014, 2013, 2012, 2011, and 2010, respectively.
(M)	The ratio of expenses to average net assets for the fiscal years ended March 31, 2014, 2013, 2012, 2011, and 2010 were revised from the previously reported ratios, which were 8.33%, 7.09%, 4.23%, 5.48%, and 5.76%, respectively, to correct an error as discussed in footnote 2.

NOTE 13. SELECTED	QUARTERLY DATA (UNAUDITED)

	Quarter Ended
Fiscal Year 2014	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014
Total investment income	$7,398	$11,359	$8,696	$8,811
Net investment income	4,033	6,228	4,402	4,644
Net (decrease) increase in net assets resulting from operations	(6,519)	14,939	(10,686)	937
Net (decrease) increase in net assets resulting from operations per weighted average common share—basic & diluted	$(0.25)	$0.57	$(0.40)	$0.03

	Quarter Ended
Fiscal Year 2013	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013
Total investment income	$5,905	$6,974	$7,184	$10,475
Net investment income	3,238	3,451	3,952	5,847
Net (decrease) increase in net assets resulting from operations	(3,017)	(353)	4,699	15,950
Net (decrease) increase in net assets resulting from operations per weighted average common share—basic & diluted	$(0.13)	$(0.02)	$0.18	$0.60

NOTE 14. UNCONSOLIDATED	SIGNIFICANT SUBSIDIARIES

In accordance with the SEC’s Regulation S-X, we have subsidiaries that are not required to be consolidated. We have an unconsolidated subsidiary, Venyu, as of March 31, 2013 and for the years ended March 31, 2014 and 2013, that meets at least one of the significance conditions under Rule 1-02(w) of the SEC’s Regulation S-X. Accordingly, summarized, comparative financial information is presented below for Venyu, which is a leader in commercial-grade, customizable solutions for data protection, data hosting, and disaster recovery.

Income Statement	For the Five Months Ended August 30, 2013(A)	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012
Net sales	$10,120	$23,905	$23,635
Gross profit	5,254	12,861	9,987
Net loss	(294)	(329)	(5,300)

Balance Sheet	As of March 31, 2013
Current assets	$6,382
Noncurrent assets	31,092
Current liabilities	2,235
Noncurrent liabilities	32,966

(A)	Venyu was exited in August 2013 and is no longer in our portfolio as of March 31, 2014. Rule 4-08(g) information is being provided herein in lieu of Rule 3-09 separate financial statements pursuant to relief provided by the Staff of the SEC’s Office of Chief Accountant in the Division of Investment Management.

NOTE 15. SUBSEQUENT	EVENTS

New Portfolio Activity

In May 2014, NDLI completed the purchase of certain of Noble’s assets out of bankruptcy. The resulting entity assumed the name Noble Distribution & Logistics Inc. and will be listed as one portfolio company on our Consolidated Schedules of Investments beginning with the three months ending June 30, 2014.

Distributions

On April 8, 2014, our Board of Directors declared the following monthly cash distributions to common and preferred stockholders:

Record Date	Payment Date	Distribution per Common Share	Distribution per Term Preferred Share
April 21, 2014	April 30, 2014	$0.06	$0.1484375
May 20, 2014	May 30, 2014	0.06	0.1484375
June 19, 2014	June 30, 2014	0.06	0.1484375

Total for the Quarter:		$0.18	$0.4453125

SCHEDULE 12-14

GLADSTONE INVESTMENT CORPORATION

INVESTMENTS IN AND ADVANCES TO AFFILIATES

(AMOUNTS IN THOUSANDS)

Name of Issuer(A)	Title of Issue or Nature of Indebtedness(B)	Amount of Dividends or Interest Credited to Income(C)	Value as of March 31, 2013	Gross Additions(D)	Gross Reductions(E)	Value as of March 31, 2014
CONTROL INVESTMENTS
Galaxy Tool Holding Corp.	Senior Subordinated Term Debt	$2,124	$15,520	$—	$—	$15,520
	Preferred Stock	—	5,356	3,280	(5,644)	2,992
	Common Stock	—	—	—	—	—

		2,124	20,876	3,280	(3,644)	18,512
NDLI Acquisition Inc.	Preferred Stock	—	—	2,600	(8)	2,592
	Common Stock	—	—	—	—	—

		—	—	2,600	(8)	2,592
Venyu Solutions, Inc.	Senior Subordinated Term Debt	330	7,000	—	(7,000)	—
	Senior Subordinated Term Debt	705	12,000	—	(12,000)	—
	Preferred Stock	1,465	24,970	—	(24,970)	—

		2,500	43,970	—	(43,970)	—

TOTAL CONTROL INVESTMENTS		$4,624	$64,846	$5,880	$(49,622)	$21,104

AFFILIATE INVESTMENTS
Behrens Manufacturing, LLC	Senior Term Debt	382	—	9,975	—	9,975
	Preferred Stock	—	—	2,923	(169)	2,754

		382	—	12,898	(168)	12,729
Channel Technologies Group, LLC	Revolving Credit Facility	5	1,248	—	(1,248)	—
	Senior Term Debt	257	5,589	—	(5,589)	—
	Senior Term Debt	706	10,737	—	(10,737)	—
	Preferred Stock	—	275	2,847	—	3,122
	Common Stock	—	—	—	—	—

		968	17,849	2,847	(17,574)	3,122
Danco Acquisition Corp.	Revolving Credit Facility	123	717	603	(630)	690
	Senior Term Debt	105	644	26	(155)	515
	Senior Term Debt	357	2,199	88	(528)	1,759
	Senior Term Debt	58	287	12	(63)	236
	Preferred Stock	—	—	—	—	—
	Common Stock Warrants	—	—	—	—	—

		643	3,847	729	(1,376)	3,200
Edge Adhesives Holdings, Inc.	Revolving Credit Facility	9	—	795	—	795
	Senior Term Debt	103	—	9,300	—	9,300
	Senior Subordinated Term Debt	29	—	2,400	—	2,400
	Preferred Stock	—	—	3,474	—	3,474

		141	—	15,969	—	15,969
Head Country Food Products, Inc.	Revolving Credit Facility	1	—	—	—	—
	Senior Term Debt	145	—	9,050	—	9,050
	Preferred Stock	—	—	4,000	—	4,000

		146	—	13,050	—	13,050
Meridian Rack & Pinion, Inc.	Senior Term Debt	344	—	9,672	—	9,672
	Preferred Stock	—	—	3,468	—	3,468

		344	—	13,140	—	13,140
Packerland Whey Products, Inc.	Preferred Stock	—	367	—	(367)	—
	Common Stock	—	—	—	—	—

		—	367	—	(367)	—

Name of Issuer(A)	Title of Issue or Nature of Indebtedness(B)	Amount of Dividends or Interest Credited to Income(C)	Value as of March 31, 2013	Gross Additions(D)	Gross Reductions(E)	Value as of March 31, 2014
SOG Specialty Knives and Tools, LLC	Senior Term Debt	833	6,200	—	—	6,200
	Senior Term Debt	1,824	12,199	—	—	12,199
	Preferred Stock	—	11,423	3,140	(6,323)	8,240

		2,657	29,822	3,140	(6,323)	26,639
Tread Corp.	Revolving Credit Facility(F)	$—	$—	$1,830	$(1,830)	$—
	Senior Subordinated Term Debt(F)	—	—	—	—	—
	Senior Subordinated Term Debt(F)	—	—	—	—	—
	Preferred Stock	—	—	—	—	—
	Common Stock	—	—	—	—	—
	Common Stock Warrants	—	—	—	—	—

		—	—	1,830	(1,830)	—

TOTAL AFFILIATE INVESTMENTS		$5,281	$51,885	$63,603	$(27,639)	$87,849

(A)	Certain of the listed securities are issued by affiliate(s) of the indicated portfolio company.
(B)	Common stock, warrants, options and, in some cases, preferred stock are generally non-income-producing and restricted. The principal amount of debt and the number of shares of common stock and preferred stock are shown in the Consolidated Schedules of Investments as of March 31, 2014.
(C)	Represents the total amount of interest or dividends credited to income for the portion of the year an investment was a control investment or affiliate investment, as appropriate.
(D)	Gross additions include increases in investments resulting from new portfolio investments, paid-in-kind interest or dividends, the amortization of discounts and fees and the exchange of one or more existing securities for one or more new securities. Gross additions also include net increases in unrealized appreciation or decreases in unrealized depreciation.
(E)	Gross reductions include decreases in investments resulting from principal collections related to investment repayments or sales, the amortization of premiums and acquisition costs and the exchange of one or more existing securities for one or more new securities. Gross reductions also include net increases in unrealized depreciation or decreases in unrealized appreciation.
(F)	Debt security is on non-accrual status and, therefore, is considered non-income producing
**	Information related to the amount of equity in the net profit and loss for the period for the investments listed has not been included in this schedule. This information is not considered to be meaningful due to the complex capital structures of the portfolio companies, with different classes of equity securities outstanding with different preferences in liquidation. These investments are not consolidated, nor are they accounted for under the equity method of accounting.

GLADSTONE INVESTMENT CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

(UNAUDITED)

	June 30, 2014	March 31, 2014
ASSETS
Investments at fair value
Non-Control/Non-Affiliate investments (Cost of $202,717 and $233,895, respectively)	$189,309	$205,440
Affiliate investments (Cost of $155,767 and $120,010, respectively)	110,337	87,849
Control investments (Cost of $27,032 and $29,632 respectively)	22,186	21,104

Total investments at fair value (Cost of $385,516 and $383,537, respectively)	321,832	314,393
Cash	3,772	4,553
Restricted cash	5,315	5,314
Interest receivable	1,651	1,289
Due from custodian	1,092	1,704
Deferred financing costs	2,600	2,355
Other assets	2,164	1,086

Total assets	$338,426	$330,694

LIABILITIES
Borrowings:
Line of credit at fair value (Cost of $62,950 and $61,250, respectively)	$62,950	$61,701
Secured borrowing	5,096	5,000

Total borrowings	68,046	66,701
Mandatorily redeemable preferred stock, $0.001 par value, $25 liquidation preference; 1,610,000 shares authorized, 1,600,000 shares issued and outstanding as of June 30 and March 31, 2014	40,000	40,000
Accounts payable and accrued expenses	664	665
Fees due to Adviser(A)	1,647	1,225
Fee due to Administrator(A)	235	224
Other liabilities	993	1,042

Total liabilities	111,585	109,857

Commitments and contingencies(B)

NET ASSETS
Common stock, $0.001 par value per share, 100,000,000 shares authorized, 26,475,958 shares issued and outstanding as of June 30 and March 31, 2014, respectively	$26	$26
Capital in excess of par value	286,964	287,062
Cumulative net unrealized depreciation of investments	(63,684)	(69,144)
Cumulative net unrealized depreciation of other	(74)	(525)
Net investment income in excess of distributions	3,807	3,616
Accumulated net realized loss	(198)	(198)

Total net assets	226,841	220,837

Total liabilities and net assets	$338,426	$330,694

NET ASSET VALUE PER SHARE AT END OF PERIOD	$8.57	$8.34

(A)	Refer to Note 4—Related Party Transactions for additional information.
(B)	Refer to Note 10—Commitments and Contingencies for additional information.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

(UNAUDITED)

	Three Months Ended June 30,
	2014	2013
INVESTMENT INCOME
Interest income:
Non-Control/Non-Affiliate investments	$5,257	$4,677
Affiliate investments	2,616	458
Control investments	530	2,046
Cash and cash equivalents	1	1

Total interest income	8,404	7,182
Other income:
Non-Control/Non-Affiliate investments	1,399	216
Affiliate investments	34	—

Total other income	1,433	216

Total investment income	9,837	7,398

EXPENSES
Base management fee(A)	1,666	1,549
Loan servicing fee(A)	1,135	1,024
Incentive fee(A)	1,215	165
Administration fee(A)	235	243
Interest expense on borrowings	738	477
Dividends on mandatorily redeemable preferred stock	713	713
Amortization of deferred financing costs	254	244
Professional fees	242	120
Other general and administrative expenses	297	365

Expenses before credits from Adviser	6,495	4,900
Credit of loan servicing fee(A)	(1,135)	(1,024)
Other credits to fee(A)	(382)	(511)

Total expenses net of credits to fees	4,978	3,365

NET INVESTMENT INCOME	$4,859	$4,033

UNREALIZED GAIN (LOSS)
Net unrealized appreciation (depreciation):
Non-Control/Non-Affiliate investments	445	(8,837)
Affiliate investments	1,342	(4,232)
Control investments	3,673	1,663
Other	451	854

Total net unrealized appreciation (depreciation)	5,911	(10,552)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$10,770	$(6,519)

BASIC AND DILUTED PER COMMON SHARE:
Net investment income	$0.18	$0.15

Net increase (decrease) in net assets resulting from operations	$0.41	$(0.25)

Dividends declared and paid	$0.18	$0.15

WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING:
Basic and diluted	26,475,958	26,475,958

(A)	Refer to Note 4—Related Party Transactions for additional information.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(IN THOUSANDS)

(UNAUDITED)

	Three Months Ended June 30,
	2014	2013
OPERATIONS:
Net investment income	$4,859	$4,033
Net unrealized appreciation (depreciation) of investments	5,460	(11,406)
Net unrealized appreciation of other	451	854

Net increase (decrease) in net assets from operations	10,770	(6,519)

DISTRIBUTIONS TO COMMON STOCKHOLDERS:	(4,766)	(3,972)

Total increase (decrease) in net assets	6,004	(10,491)
Net assets at beginning of period	220,837	240,963

Net assets at end of period	$226,841	$230,472

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(IN THOUSANDS)

(UNAUDITED)

	Three Months Ended June 30,
	2014	2013
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$10,770	$(6,519)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchase of investments	(2,010)	(35,590)
Principal repayments of investments	60	2,340
Increase in investment balance due to paid in kind interest	(29)	(1)
Net unrealized (appreciation) depreciation of investments	(5,460)	11,406
Net unrealized appreciation of other	(451)	(854)
Amortization of deferred financing costs	254	244
Increase in restricted cash	(1)	—
Increase in interest receivable	(362)	(360)
Decrease (increase) in due from custodian	612	(1)
(Increase) decrease in other assets	(1,078)	451
(Decrease) increase in accounts payable and accrued expenses	(48)	89
Increase (decrease) in fees due to Adviser(A)	422	(1,620)
Increase in administration fee due to Administrator(A)	11	22
Decrease in other liabilities	(49)	(56)

Net cash provided by (used in) operating activities	2,641	(30,449)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from short-term loans	—	26,009
Repayments on short-term loans	—	(58,016)
Proceeds from line of credit	6,300	28,500
Repayments on line of credit	(4,600)	(10,500)
Proceeds from secured borrowing	96	—
Payment of deferred financing costs	(452)	(978)
Distributions paid to common stockholders	(4,766)	(3,972)

Net cash used in financing activities	(3,422)	(18,957)

NET DECREASE IN CASH AND CASH EQUIVALENTS	(781)	(49,406)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	4,553	85,904

CASH AND CASH EQUIVALENTS, END OF PERIOD	$3,772	$36,498

(A)	Refer to Note 4—Related Party Transactions for additional information.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2014

(DOLLAR AMOUNTS IN THOUSANDS)

(UNAUDITED)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(K):
Acme Cryogenics, Inc.	Chemicals, Plastics, and Rubber	Senior Subordinated Term Debt (11.5%, Due 3/2015)(I)	$14,500	$14,500	$14,500
		Preferred Stock (898,814 shares)(C)(F)		6,984	12,396
		Common Stock (418,072 shares)(C)(F)		1,045	426
		Common Stock Warrants (465,639 shares)(C)(F)		25	—

				22,554	27,322

Auto Safety House, LLC	Automobile	Revolving Credit Facility, $1,000 available (7.0%, Due 10/2018)(D)(I)	5,000	5,000	4,919
		Guaranty ($500)(J)
		Guaranty ($250)(J)

				5,000	4,919

B-Dry, LLC	Buildings and Real Estate	Line of Credit, $0 available (6.5%, Due 5/2015)(D)	750	750	563
		Senior Term Debt (13.5%, Due 5/2015)(D)	6,433	6,443	4,864
		Senior Term Debt (13.5%, Due 5/2015)(D)	2,840	2,840	2,137
		Common Stock Warrants (85 shares)(C)(F)		300	—

				10,333	7,564

Cavert II Holding Corp.	Containers, Packaging, and Glass	Preferred Stock (18,446 shares)(C)(F)		1,845	3,081

				1,845	3,081

Country Club Enterprises, LLC	Automobile	Senior Subordinated Term Debt (18.6%, Due 11/2014)	4,000	4,000	4,000
		Preferred Stock (7,079,792 shares)(C)(F)		7,725	3,515
		Guaranty ($2,000)
		Guaranty ($831)

				11,725	7,515

Drew Foam Company, Inc.	Chemicals, Plastics, and Rubber	Senior Term Debt (13.5%, Due 8/2017)	10,913	10,913	10,913
		Preferred Stock (34,045 shares)(C)(F)		3,375	2,107
		Common Stock (5,372 shares)(C)(F)		63	—

				14,351	13,020

Frontier Packaging, Inc.	Containers, Packaging, and Glass	Senior Term Debt (12.0%, Due 12/2017)	12,500	12,500	12,500
		Preferred Stock (1,373 shares)(C)(F)		1,373	1,551
		Common Stock (152 shares)(C)(F)		152	108

				14,025	14,159

Funko, LLC	Personal and Non-Durable Consumer Products (Manufacturing Only)	Senior Subordinated Term Debt (12.0% and 1.5% PIK, Due 5/2019)(D)	7,616	7,616	7,768
		Preferred Stock (1,305 shares)(C)(F)		1,305	2,596

				8,921	10,364

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2014

(DOLLAR AMOUNTS IN THOUSANDS)

(UNAUDITED)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
Ginsey Home Solutions, Inc.	Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Subordinate Term Debt (13.5%, Due 1/2018)(H)	13,300	13,300	13,300
		Preferred Stock (18,898 shares)(C)(F)		9,583	1,019
		Common Stock (63,747 shares)(C)(F)		8	—

				22,891	14,319

Jackrabbit, Inc.	Farming and Agriculture	Senior Term Debt (13.5%, Due 4/2018)	11,000	11,000	11,000
		Preferred Stock (3,556 shares)(C)(F)		3,556	3,908
		Common Stock (548 shares)(C)(F)		94	2,054

				14,650	16,962

Mathey Investments, Inc.	Machinery (Nonagriculture, Nonconstruction, Nonelectronic)	Senior Term Debt (10.0%, Due 3/2016)	1,375	1,375	1,375
		Senior Term Debt (12.0%, Due 3/2016)	3,727	3,727	3,727
		Senior Term Debt (12.5%, Due 3/2016)(E)(I)	3,500	3,500	3,500
		Common Stock (29,102 shares)(C)(F)		777	5,576

				9,379	14,178

Mitchell Rubber Products, Inc.	Chemicals, Plastics, and Rubber	Subordinated Term Debt (13.0%, Due 10/2016)(D)(I)	$13,560	$13,560	$12,882
		Preferred Stock (27,900 shares)(C)(F)		2,790	—
		Common Stock (27,900 shares)(C)(F)		28	—

				16,378	12,882

Precision Southeast, Inc.	Diversified/Conglomerate Manufacturing	Senior Term Debt (14.0%, Due 12/2015)	5,617	5,617	5,617
		Preferred Stock (19,091 shares)(C)(F)		1,909	134
		Common Stock (90,909 shares)(C)(F)		91	—

				7,617	5,751

Quench Holdings Corp.	Home and Office Furnishings, Housewares, and Durable Consumer Products	Common Stock (4,770,392 shares)(C)(F)		3,397	4,753

				3,397	4,753

SBS, Industries, LLC	Machinery (Nonagriculture, Nonconstruction, Nonelectronic)	Senior Term Debt (14.0%, Due 8/2016)	11,355	11,355	11,355
		Preferred Stock (19,935 shares)(C)(F)		1,994	584
		Common Stock (221,500 shares)(C)(F)		221	—

				13,570	11,939

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2014

(DOLLAR AMOUNTS IN THOUSANDS)

(UNAUDITED)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
Schylling Investments, LLC	Leisure, Amusement, Motion Pictures, Entertainment	Senior Term Debt (13.0%, Due 8/2017)	13,081	13,081	13,081
		Preferred Stock (4,000 shares) (C)(F)		4,000	—

				17,081	13,081

Star Seed, Inc.	Farming and Agriculture	Senior Term Debt (12.5%, Due 4/2018)	7,500	7,500	7,500
		Preferred Stock (1,499 shares)(C)(F)		1,499	—
		Common Stock (600 shares)(C)(F)		1	—

				9,000	7,500

Total Non-Control/Non-Affiliate Investments (represents 58.8% of total investments at fair value)				$202,717	$189,309

AFFILIATE INVESTMENTS(L):
Alloy Die Casting Corp.	Diversified/Conglomerate Manufacturing	Senior Term Debt (13.5%, Due 10/2018)(D)	$12,215	$12,215	$12,230
		Preferred Stock (4,064 shares)(C)(F)		4,064	906
		Common Stock (630 share)(C)(F)		41	—

				16,320	13,136

Behrens Manufacturing, LLC	Diversified/Conglomerate Manufacturing	Senior Term Debt (13.0%, Due 12/2018)	9,975	9,975	9,975
		Preferred Stock (2,923 shares) (C)(F)		2,922	3,232

				12,897	13,207

Channel Technologies Group, LLC	Diversified/Conglomerate Manufacturing	Preferred Stock (2,279 shares)(C)(F)		2,864	2,353
		Common Stock (2,279,020 shares)(C)(F)		—	—

				2,864	2,353

Danco Acquisition Corp.	Diversified/Conglomerate Manufacturing	Line of Credit, $500 available (4.0%, Due 8/2015)(D)	3,850	3,850	578
		Senior Term Debt (4.0%, Due 8/2015)(D)	2,575	2,575	386
		Senior Term Debt (4.0%, Due 8/2015)(D)	8,795	8,795	1,319
		Senior Term Debt (5.0%, Due 8/2015)(D)(E)	1,150	1,150	173
		Preferred Stock (25 shares)(C)(F)		2,500	—
		Common Stock (1,241 shares)(C)(F)		3	—

				18,873	2,456

Edge Adhesives Holdings, Inc.	Diversified/Conglomerate Manufacturing	Line of Credit, $345 available (10.5%, Due 8/2014) (D)	1,155	1,155	1,156
		Senior Term Debt (12.5%, Due 2/2019) (D)	9,300	9,300	9,335
		Senior Subordinated Term Debt (13.75%, Due 2/2019) (D)	2,400	2,400	2,412
		Preferred Stock (3,474 shares) (C)(F)		3,474	4,192

				16,329	17,095

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2014

(DOLLAR AMOUNTS IN THOUSANDS)

(UNAUDITED)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
Head Country Food Products, Inc.	Beverage, Food and Tobacco	Line of Credit, $500 available (10.0%, Due 8/2014)	—	—	—
		Senior Term Debt (12.5%, Due 2/2019)	9,050	9,050	9,050
		Preferred Stock (4,000 shares)(C)(F)		4,000	2,156

				13,050	11,206

Meridian Rack & Pinion, Inc.	Automobile	Senior Term Debt (13.5%, Due 12/2018) (D)	$9,660	$9,660	$9,684
		Preferred Stock (3,381 shares) (C)(F)		3,381	3,552

				13,041	13,236

NDLI Inc.	Cargo Transport	Line of Credit, $0 available (10.5%, Due 1/2015)(D)	800	800	640
		Senior Term Debt (11.0%, Due 1/2015)(D)	7,227	7,227	5,782
		Senior Term Debt (10.5%, Due 1/2015)(D)	3,650	3,650	2,920
		Senior Term Debt (10.5%, Due 1/2015)(D)(E)	3,650	3,650	2,920
		Preferred Stock (2,600 shares)(C)(F)		2,600	—
		Common Stock (545 shares)(C)(F)		—	—

				17,927	12,262

SOG Specialty K&T, LLC	Leisure, Amusement, Motion Pictures, Entertainment	Senior Term Debt (13.3%, Due 10/2017)	6,200	6,200	6,200
		Senior Term Debt (14.8%, Due 10/2017)	12,199	12,199	12,199
		Preferred Stock (9,749 shares)(C)(F)		9,749	6,987

				28,148	25,386

Tread Corp.	Oil and Gas	Line of Credit, $29 available (12.5%, Due 2/2015)(G)(I)	3,221	3,221	—
		Senior Subordinated Term Debt (12.5%, Due 2/2015)(G)(I)	5,000	5,000	—
		Senior Subordinated Term Debt (12.5%, Due 2/2015)(G)(I)	2,750	2,750	—
		Senior Subordinated Term Debt (12.5%, Due 2/2015)(G)(I)	1,000	1,000	—
		Senior Subordinated Term Debt (12.5%, Due on Demand)(G)(I)	510	510	—
		Preferred Stock (3,332,765 shares)(C)(F)		3,333	—
		Common Stock (7,716,320 shares)(C)(F)		501	—
		Common Stock Warrants (2,372,727 shares)(C)(F)		3	—

				16,318	—

Total Affiliate Investments (represents 34.3% of total investments at fair value)				$155,767	$110,337

CONTROL INVESTMENTS(M):
Galaxy Tool Holding Corp.	Aerospace and Defense	Senior Subordinated Term Debt (13.5%, Due 8/2017)	$15,520	$15,520	$15,520
		Preferred Stock (6,039,387 shares)(C)(F)		11,464	6,666
		Common Stock (88,843 shares)(C)(F)		48	—

Total Control Investments (represents 6.9% of total investments at fair value)				$27,032	$22,186

TOTAL INVESTMENTS				$385,516	$321,832

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2014

(DOLLAR AMOUNTS IN THOUSANDS)

(UNAUDITED)

(A)	Certain of the securities listed above are issued by affiliate(s) of the indicated portfolio company.
(B)	Percentages represent the weighted average cash interest rates in effect at June 30, 2014, and due date represents the contractual maturity date. Unless indicated otherwise, all cash interest rates are indexed to 30-day LIBOR. If applicable, paid-in-kind (“PIK”) interest rates are noted separately from the cash interest rates.
(C)	Security is non-income producing.
(D)	Fair value was based on an internal yield analysis or on estimates of value submitted by Standard & Poor’s Securities Evaluations, Inc.
(E)	Last Out Tranche (“LOT”) of senior debt, meaning if the portfolio company is liquidated, the holder of the LOT is paid after the other senior debt but before the senior subordinated debt.
(F)	Where applicable, aggregates all shares of such class of stock owned without regard to specific series owned within such class (some series of which may or may not be voting shares) or aggregates all warrants to purchase shares of such class of stock owned without regard to specific series of such class of stock such warrants allow us to purchase.
(G)	Debt security is on non-accrual status.
(H)	$5.1 million of the debt security participated to a third party but accounted for as collateral for a secured borrowing for accounting principles generally accepted in the U.S. (“GAAP”) purposes.
(I)	Debt security has a fixed interest rate.
(J)	Subsequent to June 30, 2014, the guarantee was extinguished.
(K)	Non-Control/Non-Affiliate investments, as defined by the Investment Company Act of 1940, as amended, (the “1940 Act”), are those that are neither Control nor Affiliate investments and in which we own less than 5.0% of the issued and outstanding voting securities.
(L)	Affiliate investments, as defined by the 1940 Act, are those in which we own, with the power to vote, between and inclusive of 5.0% and 25.0% of the issued and outstanding voting securities.
(M)	Control investments, as defined by the 1940 Act, are those where we have the power to exercise a controlling influence over the management or policies of the portfolio company, which may include owning, with the power to vote, more than 25.0% of the issued and outstanding voting securities.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS

MARCH 31, 2014

(DOLLAR AMOUNTS IN THOUSANDS)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(L):
Acme Cryogenics, Inc.	Chemicals, Plastics, and Rubber	Senior Subordinated Term Debt (11.5%, Due 3/2015)(K)	$14,500	$14,500	$14,500
		Preferred Stock (898,814 shares)(C)(F)		6,984	11,276
		Common Stock (418,072 shares)(C)(F)		1,045	—
		Common Stock Warrants (465,639 shares)(C)(F)		25	—

				22,554	25,776

Alloy Die Casting Corp.	Diversified/Conglomerate Manufacturing	Senior Term Debt (13.5%, Due 10/2018)(D)	12,215	12,215	12,2611
		Preferred Stock (4,064 shares)(C)(F)		4,064	1,948
		Common Stock (630 share)(C)(F)		41	—

				16,320	14,209

Auto Safety House, LLC	Automobile	Revolving Credit Facility, $1,000 available (7.0%, Due 10/2018)(D)(K)	5,000	5,000	4,925
		Guaranty ($500)
		Guaranty ($250)

				5,000	4,925

B-Dry, LLC	Buildings and Real Estate	Line of Credit, $0 available (6.5%, Due 5/2014)	750	750	566
		Senior Term Debt (13.5%, Due 5/2014)	6,433	6,443	4,865
		Senior Term Debt (13.5%, Due 5/2014)	2,840	2,840	2,144
		Common Stock Warrants (85 shares)(C)(F)		300	—

				10,333	7,575

Cavert II Holding Corp.	Containers, Packaging, and Glass	Preferred Stock (18,446 shares)(C)(F)		1,845	3,023

				1,845	3,023

Country Club Enterprises, LLC	Automobile	Senior Subordinated Term Debt (18.6%, Due 11/2014)	4,000	4,000	4,000
		Preferred Stock (7,079,792 shares)(C)(F)		7,725	3,670
		Guaranty ($2,000)
		Guaranty ($878)

				11,725	7,670

Drew Foam Company, Inc.	Chemicals, Plastics, and Rubber	Senior Term Debt (13.5%, Due 8/2017)	10,913	10,913	10,913
		Preferred Stock (34,045 shares)(C)(F)		3,375	1,351
		Common Stock (5,372 shares)(C)(F)		63	—

				14,351	12,264

Frontier Packaging, Inc.	Containers, Packaging, and Glass	Senior Term Debt (12.0%, Due 12/2017)	12,500	12,500	12,500
		Preferred Stock (1,373 shares)(C)(F)		1,373	1,522
		Common Stock (152 shares)(C)(F)		152	843

				14,025	14,865

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2014

(DOLLAR AMOUNTS IN THOUSANDS)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
Funko, LLC	Personal and Non-Durable Consumer Products (Manufacturing Only)	Senior Subordinated Term Debt (12.0% and 1.5% PIK, Due 5/2019)(D)	7,587	7,587	7,729
		Preferred Stock (1,305 shares)(C)(F)		1,305	2,276

				8,892	10,005

Ginsey Home Solutions, Inc.	Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Subordinate Term Debt (13.5%, Due 1/2018)(I)	13,050	13,050	13,050
		Preferred Stock (18,898 shares)(C)(F)		9,393	3,082
		Common Stock (63,747 shares)(C)(F)		8	—

				22,451	16,132

Jackrabbit, Inc.	Farming and Agriculture	Line of Credit, $3,000 available (13.5%, Due 4/2014)	—	—	—
		Senior Term Debt (13.5%, Due 4/2018)	11,000	11,000	11,000
		Preferred Stock (3,556 shares)(C)(F)		3,556	1,963
		Common Stock (548 shares)(C)(F)		94	—

				14,650	12,963

Mathey Investments, Inc.	Machinery (Nonagriculture, Nonconstruction, Nonelectronic)	Senior Term Debt (10.0%, Due 3/2016)	1,375	1,375	1,375
		Senior Term Debt (12.0%, Due 3/2016)	3,727	3,727	3,727
		Senior Term Debt (12.5%, Due 3/2016)(E)(K)	3,500	3,500	3,500
		Common Stock (29,102 shares)(C)(F)		777	4,895

				9,379	13,497
Mitchell Rubber Products, Inc.	Chemicals, Plastics, and Rubber	Subordinated Term Debt (13.0%, Due 10/2016)(D)(K)	$13,560	$13,560	$13,628
		Preferred Stock (27,900 shares)(C)(F)		2,790	1,086
		Common Stock (27,900 shares)(C)(F)		28	—

				16,378	14,714

Noble Logistics, Inc.	Cargo Transport	Line of Credit, $0 available (10.5%, Due 1/2015)(D)	800	800	204
		Senior Term Debt (11.0%, Due 1/2015)(D)	7,227	7,227	1,842
		Senior Term Debt (10.5%, Due 1/2015)(D)	3,650	3,650	931
		Senior Term Debt (10.5%, Due 1/2015)(D)(E)	3,650	3,650	931

				15,327	3,908

Precision Southeast, Inc.	Diversified/Conglomerate Manufacturing	Senior Term Debt (14.0%, Due 12/2015)	5,617	5,617	5,617
		Preferred Stock (19,091 shares)(C)(F)		1,909	—
		Common Stock (90,909 shares)(C)(F)		91	—

				7,617	5,617

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2014

(DOLLAR AMOUNTS IN THOUSANDS)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value

Quench Holdings Corp.	Home and Office Furnishings, Housewares, and Durable Consumer Products	Common Stock (4,770,391 shares)(C)(F)		3,397	5,056

				3,397	5,056

SBS, Industries, LLC	Machinery (Nonagriculture, Nonconstruction, Nonelectronic)	Senior Term Debt (14.0%, Due 8/2016)	11,355	11,355	11,355
		Preferred Stock (19,935 shares)(C)(F)		1,994	1,064
		Common Stock (221,500 shares)(C)(F)		221	—

				13,570	12,419

Schylling Investments, LLC	Leisure, Amusement, Motion Pictures, Entertainment	Senior Term Debt (13.0%, Due 8/2017)(D)	13,081	13,081	13,228
		Preferred Stock (4,000 shares)(C)(F)		4,000	—

				17,081	13,228

Star Seed, Inc.	Farming and Agriculture	Senior Term Debt (12.5%, Due 4/2018)(D)	7,500	7,500	7,594
		Preferred Stock (1,499 shares)(C)(F)		1,499	—
		Common Stock (600 shares)(C)(F)		1	—

				9,000	7,594

Total Non-Control/Non-Affiliate Investments (represents 65.4% of total investments at fair value)				$233,895	$205,440

AFFILIATE INVESTMENTS(M):
Behrens Manufacturing, LLC	Diversified/Conglomerate Manufacturing	Senior Term Debt (13.0%, Due 12/2018)	$9,975	$9,975	$9,975
		Preferred Stock (2,923 shares)(C)(F)		2,922	2,754

				12,897	12,729

Channel Technologies Group, LLC	Diversified/Conglomerate Manufacturing	Preferred Stock (2,279 shares)(C)(F)		2,864	3,122
		Common Stock (2,279,020 shares)(C)(F)		—	—

				2,864	3,122

Danco Acquisition Corp.	Diversified/Conglomerate Manufacturing	Line of Credit, $700 available (4.0%, Due 8/2015)(D)	3,450	3,450	690
		Senior Term Debt (4.0%, Due 8/2015)(D)	2,575	2,575	515
		Senior Term Debt (4.0%, Due 8/2015)(D)	8,795	8,795	1,759
		Senior Term Debt (5.0%, Due 8/2015)(D)(E)	1,150	1,150	236
		Preferred Stock (25 shares)(C)(F)		2,500	—
		Common Stock (1,241 shares)(C)(F)		3	—

				18,473	3,200

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2014

(DOLLAR AMOUNTS IN THOUSANDS)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value

Edge Adhesives Holdings, Inc.	Diversified/Conglomerate Manufacturing	Line of Credit, $705 available (10.5%, Due 8/2014)(H)	795	795	795
		Senior Term Debt (12.5%, Due 2/2019)(H)	9,300	9,300	9,300
		Senior Subordinated Term Debt (13.5%, Due 2/2019)(H)	2,400	2,400	2,400
		Preferred Stock (3,474 shares)(C)(F)(H)		3,474	3,474

				15,969	15,969

Head Country Food Products, Inc.	Beverage, Food and Tobacco	Line of Credit, $500 available (10.0%, Due 8/2014)(H)	—	—	—
		Senior Term Debt (12.5%, Due 2/2019)(H)	9,050	9,050	9,050
		Preferred Stock (4,000 shares)(C)(F)(H)		4,000	4,000

				13,050	13,050
Meridian Rack & Pinion, Inc.	Automobile	Senior Term Debt (13.5%, Due 12/2018)(D)	$9,660	$9,660	$9,672
		Preferred Stock (3,381 shares)(C)(F)		3,381	3,468

				13,041	13,140

SOG Specialty K&T, LLC	Leisure, Amusement, Motion Pictures, Entertainment	Senior Term Debt (13.3%, Due 8/2016)	6,200	6,200	6,200
		Senior Term Debt (14.8%, Due 8/2016)	12,199	12,199	12,199
		Preferred Stock (9,749 shares)(C)(F)		9,749	8,240

				28,148	26,639

Tread Corp.	Oil and Gas	Line of Credit, $779 available (12.5%, Due 6/2014)(G)(K)	2,471	2,471	—
		Senior Subordinated Term Debt (12.5%, Due 2/2015)(G)(K)	5,000	5,000	—
		Senior Subordinated Term Debt (12.5%, Due 2/2015)(G)(K)	2,750	2,750	—
		Senior Subordinated Term Debt (12.5%, Due 2/2015)(G)(K)	1,000	1,000	—
		Senior Subordinated Term Debt (12.5%, Due on Demand)(G)(K)	510	510	—
		Preferred Stock (3,332,765 shares)(C)(F)		3,333	—
		Common Stock (7,716,320 shares)(C)(F)		501	—
		Common Stock Warrants (2,372,727 shares)(C)(F)		3	—

				15,568	—

Total Affiliate Investments (represents 27.9% of total investments at fair value)				$120,010	$87,849

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2014

(DOLLAR AMOUNTS IN THOUSANDS)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value

CONTROL INVESTMENTS(N):
Galaxy Tool Holding Corp.	Aerospace and Defense	Senior Subordinated Term Debt (13.5%, Due 8/2017)	$15,520	$15,520	$15,520
		Preferred Stock (6,039,387 shares)(C)(F)		11,464	2,992
		Common Stock (88,843 shares)(C)(F)		48	—

				27,032	18,512

NDLI Acquisition Inc.	Cargo Transport	Preferred Stock (2,600 shares)(C)(F)		2,600	2,592
		Common Stock (545 shares)(C)(F)		—	—

				2,600	2,592

Total Control Investments (represents 6.7% of total investments at fair value)				$29,632	$21,104

TOTAL INVESTMENTS(J)				$383,537	$314,393

(A)	Certain of the securities listed above are issued by affiliate(s) of the indicated portfolio company.
(B)	Percentages represent the weighted average cash interest rates in effect at March 31, 2014, and due date represents the contractual maturity date. Unless indicated otherwise, all cash interest rates are indexed to 30-day LIBOR. If applicable, paid-in-kind (“PIK”) interest rates are noted separately from the cash interest rates.
(C)	Security is non-income producing.
(D)	Fair value based primarily on opinions of value submitted by Standard & Poor’s Securities Evaluations, Inc. as of March 31, 2014.
(E)	Last Out Tranche (“LOT”) of senior debt, meaning if the portfolio company is liquidated, the holder of the LOT is paid after the other senior debt but before the senior subordinated debt.
(F)	Where applicable, aggregates all shares of such class of stock owned without regard to specific series owned within such class (some series of which may or may not be voting shares) or aggregates all warrants to purchase shares of such class of stock owned without regard to specific series of such class of stock such warrants allow us to purchase.
(G)	Debt security is on non-accrual status.
(H)	New proprietary portfolio investment valued at cost, as it was determined that the price paid during the three months ended March 31, 2014 best represents fair value as of March 31, 2014.
(I)	$5 million of the debt security participated to a third party but accounted for as collateral for a secured borrowing for accounting principles generally accepted in the U.S. (“GAAP”) purposes.
(J)	Cumulative gross unrealized depreciation for federal income tax purposes is $83,197; cumulative gross unrealized appreciation for federal income tax purposes is $13,913. Cumulative net unrealized depreciation is $69,284, based on a tax cost of $383,677.
(K)	Debt security has a fixed interest rate.
(L)	Non-Control/Non-Affiliate investments, as defined by the Investment Company Act of 1940, as amended, (the “1940 Act”), are those that are neither Control nor Affiliate investments and in which we own less than 5.0% of the issued and outstanding voting securities.
(M)	Affiliate investments, as defined by the 1940 Act, are those in which we own, with the power to vote, between and inclusive of 5.0% and 25.0% of the issued and outstanding voting securities.
(N)	Control investments, as defined by the 1940 Act, are those where we have the power to exercise a controlling influence over the management or policies of the portfolio company, which may include owning, with the power to vote, more than 25.0% of the issued and outstanding voting securities.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2014

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA AND AS OTHERWISE INDICATED)

NOTE 1. ORGANIZATION

Gladstone Investment Corporation (“Gladstone Investment”) was incorporated under the General Corporation Law of the State of Delaware on February 18, 2005, and completed an initial public offering on June 22, 2005. The terms “the Company,” “we,” “our” and “us” all refer to Gladstone Investment and its consolidated subsidiaries. We are an externally advised, closed-end, non-diversified management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, we have elected to be treated for tax purposes as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). We were established for the purpose of investing in debt and equity securities of established private businesses in the United States (“U.S.”). Debt investments primarily come in the form of three types of loans: senior term loans, senior subordinated loans and junior subordinated debt. Equity investments primarily take the form of preferred or common equity (or warrants or options to acquire the foregoing), often in connection with buyouts and other recapitalizations. Our investment objectives are: (a) to achieve and grow current income by investing in debt securities of established businesses that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time, and (b) to provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains. We aim to maintain a portfolio allocation of approximately 80% debt investments and 20% equity investments, at cost.

Gladstone Business Investment, LLC (“Business Investment”), a wholly-owned subsidiary of ours, was established on August 11, 2006 for the sole purpose of owning our portfolio of investments in connection with our line of credit. The financial statements of Business Investment are consolidated with those of Gladstone Investment. We also have significant subsidiaries whose financial statements are not consolidated with ours. Refer to Note 12—Unconsolidated Significant Subsidiaries for additional information regarding our unconsolidated significant subsidiaries.

We are externally managed by Gladstone Management Corporation (the “Adviser”), an affiliate of ours and a Securities and Exchange Commission (“SEC”) registered investment adviser, pursuant to an investment advisory agreement and management agreement. Administrative services are provided by Gladstone Administration, LLC (the “Administrator”), an affiliate of ours and the Adviser, pursuant to an administration agreement.

NOTE 2. SUMMARY	OF SIGNIFICANT ACCOUNTING POLICIES

Unaudited Interim Financial Statements and Basis of Presentation

We prepare our interim financial statements in accordance with accounting principles generally accepted in the U.S. (“GAAP”) for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Articles 6 and 10 of SEC Regulation S-X. Accordingly, we have omitted certain disclosures accompanying annual financial statements prepared in accordance with GAAP. The accompanying condensed consolidated financial statements include our accounts and those of our wholly-owned subsidiaries. All intercompany balances and transactions have been eliminated. Under Article 6 of Regulation S-X, and the authoritative accounting guidance provided by the American Institute of Certified Public Accountants Audit and Accounting Guide for Investment Companies, we are not required to consolidate any portfolio company investments, including those in which we have a controlling interest. In our opinion, all adjustments, consisting solely of normal recurring accruals, necessary for the fair statement of financial statements for the interim periods have been included. The results of operations for the three months ended June 30, 2014, are not necessarily indicative of results that ultimately may be achieved for the year. The interim financial statements and notes thereto should be read in conjunction with the financial statements and notes thereto included in our annual report on Form 10-K for the fiscal year ended March 31, 2014, as filed with the SEC on May 13, 2014.

Our fiscal year-end Condensed Consolidated Statement of Assets and Liabilities presented in this Form 10-Q was derived from audited financial statements, but does not include all disclosures required by GAAP.

Revisions

Certain amounts in the prior year’s financial statements have been revised to correct the presentation for the three months ended June 30, 2014 with no effect on our financial condition or results of operations. Certain amounts that were revised relate to our change in the classification of certain of our investments between control, affiliate and non-control/non-affiliate. The general change in the definitions from prior reported periods to the three months ended June 30, 2014, relate to the use of voting equity securities as the primary determinate of classification compared to the use of both voting and non-voting equity securities in prior periods.

Other revisions related to the net presentation of certain fees in our results of operations. Our Adviser services, administers and collects on the loans held by Business Investment, in return for which our Adviser receives a 2% annual fee from Business Investment. All loan servicing fees are credited back to us by our Advisor. Previously, we incorrectly presented the loan servicing fee on a net basis, which is zero because it is 100% credited back to us. We have revised our fee presentation related to these loan servicing fees to reflect the gross fee and related gross credit amounts.

Management evaluated these errors in presentation and concluded they were not material to the previously issued financial statements for the three months ended June 30, 2013. The impact of the revisions are shown in the table below:

	Three Months Ended June 30, 2013
	As Previously Reported	As Revised
Interest income
Non-Control/Non-Affiliate investments	$436	$4,677
Affiliate investments	1,108	458
Control investments	5,637	2,046
Cash and cash equivalents	1	1

Total interest income	7,182	7,182

Other income
Non-Control/Non-Affiliate investments	—	216
Control investments	216	—

Total other income	216	216

Expenses
Non-revised expenses, in aggregate	3,876	3,876
Loan servicing fee	—	1,024

Expenses before credits from Adviser	3,876	4,900
Credit of loan servicing fee	—	(1,024)
Other credits to fee	(511)	(511)

Total expenses net of credits to fees	3,365	3,365

Net unrealized (depreciation) appreciation
Non-Control/Non-Affiliate investments	(3,010)	(8,837)
Affiliate investments	878	(4,232)
Control investments	(9,274)	1,663
Other	854	854

Total net unrealized (depreciation) appreciation	$(10,552)	$(10,552)

Investment Valuation Policy

Accounting Recognition

We record our investments at fair value in accordance with the Financial Accounting Standards Board (the “FASB”) Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”) and the 1940 Act. Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and amortized cost basis of the investment, without regard to unrealized depreciation or appreciation previously recognized, and include investments charged off during the period, net of recoveries. Unrealized depreciation or appreciation primarily reflect the change in investment fair values, including the reversal of previously recorded unrealized depreciation or appreciation when gains or losses are realized.

Board Responsibility

In accordance with the 1940 Act, our board of directors (our “Board of Directors”) has the ultimate responsibility for reviewing and approving, in good faith, the fair value of our investments based on our established investment valuation policy (the “Policy”). Our Board of Directors reviews valuation recommendations that are provided by professionals of the Adviser and Administrator with oversight and direction from the Valuation Officer, employed by the Administrator (the “Valuation Team”). There is no single standard for determining fair value (especially for privately-held businesses), as fair value depends upon the specific facts and circumstances of each individual investment. In determining the fair value of our investments, the Valuation Team, led by the Valuation Officer, uses the Policy, which has been approved by our Board of Directors, and each quarter our Board of Directors reviews the Policy to determine if changes thereto are advisable and also reviews whether the Valuation Team has applied the Policy consistently.

Use of Third Party Valuation Firms

The Valuation Team engages third party valuation firms to provide independent assessments of fair value of certain of our investments. Currently, the third-party service provider Standard & Poor’s Securities Evaluation, Inc. (“SPSE”) provides estimates of fair value on the majority of our debt investments.

The Valuation Team generally assigns SPSE’s estimates of fair value to our debt investments where we do not have the ability to effectuate a sale of the applicable portfolio company. The Valuation Team corroborates SPSE’s estimates of fair value using one or more of the valuation techniques discussed below. The Valuation Team’s estimates of value on a specific debt investment may significantly differ from SPSE’s. When this occurs, our Board of Directors reviews whether the Valuation Team has followed the Policy and whether the Valuation Team’s recommended value is reasonable in light of the Policy and other facts and circumstances and then votes to accept or reject the Valuation Team’s recommended valuation.

Valuation Techniques

In accordance with ASC 820, the Valuation Team uses the following techniques when valuing our investment portfolio:

•	Total Enterprise Value—In determining the fair value using a total enterprise value (“TEV”), the Valuation Team first calculates the TEV of the portfolio company by incorporating some or all of the following factors: the portfolio company’s ability to make payments and other specific portfolio company attributes; the earnings of the portfolio company (the trailing or projected twelve month revenue or earnings before interest, taxes, depreciation and amortization (“EBITDA”)); EBITDA or revenue multiples obtained from our indexing methodology whereby the original transaction EBITDA or revenue multiple at the time of our closing is indexed to a general subset of comparable disclosed transactions and EBITDA or revenue multiples from recent sales to third parties of similar securities in similar industries; a comparison to publicly traded securities in similar industries; and other pertinent factors. To gather information regarding these factors, the Valuation Team generally references industry statistics and may use outside experts. Once the TEV is determined for a portfolio company, the Valuation Team then allocates the TEV to the portfolio company’s securities in order of their relative priority in the capital structure. Generally, the Valuation Team uses TEV to value our equity investments and, in the circumstances where we have the ability to effectuate a sale of a portfolio company, our debt investments.

TEV is primarily calculated using EBITDA or revenue multiples; however, TEV may also be calculated using a discounted cash flow (“DCF”) analysis whereby future expected cash flows of the portfolio company are discounted to determine a net present value using estimated risk-adjusted discount rates, which incorporate adjustments for nonperformance and liquidity risks. Generally, the Valuation Team uses the DCF to calculate the TEV to corroborate estimates of value for our equity investments, where we do not have the ability to effectuate a sale of a portfolio company or for debt of credit impaired portfolio companies.

•

Yield Analysis—The Valuation Team generally determines the fair value of our debt investments using the yield analysis, which includes a DCF calculation and the Valuation Team’s own assumptions, including, but not limited to, estimated remaining life, current market yield, current leverage, and interest rate spreads. This technique develops a modified discount rate that incorporates risk premiums including, among other things, increased probability of default, increased loss upon default and increased liquidity risk. Generally, the Valuation Team uses the yield analysis to corroborate both estimates of value provided by SPSE and market quotes.

In addition to the above valuation techniques, the Valuation Team may also consider other factors when determining fair values of our investments, including, but not limited to: the nature and realizable value of the collateral, including external parties’ guaranties; any relevant offers or letters of intent to acquire the portfolio company; and the markets in which the portfolio company operates. If applicable, new debt and equity investments made during the three months ended June 30, 2014 are generally valued at original cost basis. Fair value measurements of our investments may involve subjective judgments and estimates and due to the inherent uncertainty of determining these fair values, the fair value of our investments may fluctuate from period to period. Additionally, changes in the market environment and other events that may occur over the life of the investment may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize significantly less than the value at which it is recorded.

Refer to Note 3—Investments for additional information regarding fair value measurements and our application of ASC 820.

Interest Income Recognition

Interest income, adjusted for amortization of premiums, amendment fees and acquisition costs and the accretion of discounts, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when a loan becomes 90 days or more past due, or if our qualitative assessment indicates that the debtor is unable to service its debt or other obligations, we will place the loan on non-accrual status and cease recognizing interest income on that loan until the borrower has demonstrated the ability and intent to pay contractual amounts due. However, we remain contractually entitled to this interest. Interest payments received on non-accrual loans may be recognized as income or applied to the cost basis, depending upon management’s judgment. Generally, non-accrual loans are restored to accrual status when past-due principal and interest are paid, and, in management’s judgment, are likely to remain current, or due to a restructuring, the interest income is deemed to be collectible. As of June 30, 2014, our loans to Tread Corp. (“Tread”) were on non-accrual, with an aggregate debt cost basis of $12.5 million, or 4.5% of the cost basis of all debt investments in our portfolio, and an aggregate fair value of $0. As of March 31, 2014, our loans to Tread were on non-accrual, with an aggregate debt cost basis of $11.7 million, or 4.2% of the cost basis of all debt investments in our portfolio, and an aggregate fair value of $0.

PIK interest, computed at the contractual rate specified in the loan agreement, is added to the principal balance of the loan and recorded as interest income. During the three months ended June 30, 2014, we recorded PIK income of $29. During the three months ended June 30, 2013, we recorded PIK income of $10.

Other Income Recognition

We generally record success fees upon receipt of cash. Success fees are contractually due upon a change of control in a portfolio company. We did not record any success fee income during the three months ended June 30, 2014. We recorded $0.2 million of success fees during the three months ended June 30, 2013, representing prepayments received from Mathey Investments, Inc. (“Mathey”).

We accrue dividend income on preferred and common equity securities to the extent that such amounts are expected to be collected and if we have the option to collect such amounts in cash or other consideration. For the three months ended June 30, 2014, we recorded $1.4 million of dividend income primarily consisting of a receivable from Mathey. We collected the Mathey dividend receivable on July 1, 2014. We did not record any dividend income during the three months ended June 30, 2013.

Both dividends and success fees are recorded in Other income in our accompanying Condensed Consolidated Statements of Operations.

Recent Accounting Pronouncements

In June 2013, the FASB issued ASU 2013-08, “Financial Services—Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements,” which amends the criteria that define an investment company and clarifies the measurement guidance and requires new disclosures for investment companies. Under ASU 2013-08, an entity already regulated under the 1940 Act is automatically an investment company under the new GAAP definition, so there was no impact from adopting this standard on our financial position or results of operations. We adopted ASU 2013-08 beginning with our quarter ended June 30, 2014, and have increased our disclosure requirements as necessary.

NOTE 3. INVESTMENTS

Fair Value

In accordance with ASC 820, our investments’ fair value is determined to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. This fair value definition focuses on exit price in the principal, or most advantageous, market and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. ASC 820 also establishes the following three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of a financial instrument as of the measurement date.

•	Level 1—inputs to the valuation methodology are quoted prices (unadjusted) for identical financial instruments in active markets;

•	Level 2—inputs to the valuation methodology include quoted prices for similar financial instruments in active or inactive markets and inputs that are observable for the financial instrument, either directly or indirectly, for substantially the full term of the financial instrument. Level 2 inputs are in those markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers; and

•	Level 3—inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs are those inputs that reflect assumptions that market participants would use when pricing the financial instrument and can include the Valuation Team’s own assumptions based upon the best available information.

When a determination is made to classify our investments within Level 3 of the valuation hierarchy, such determination is based upon the significance of the unobservable factors to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable, or Level 3, inputs, observable inputs (or, components that are actively quoted and can be validated to external sources). The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. As of June 30 and March 31, 2014, all of our investments were valued using Level 3 inputs and during the three months ended June 30, 2014 and 2013, there were no investments transferred in to or out of Level 1, 2 or 3.

The following table presents our investments carried at fair value as of June 30 and March 31, 2014, by caption on our accompanying Condensed Consolidated Statements of Assets and Liabilities and by security type and input level on the ASC 820 fair value hierarchy:

	Total Recurring Fair Value Measurement Reported in Condensed Consolidated Statements of Assets and Liabilities
	June 30, 2014	March 31, 2014
Non-Control/Non-Affiliate Investments
Senior debt	$93,052	$109,479
Senior subordinated debt	52,450	52,907
Preferred equity	30,890	32,259
Common equity/equivalents	12,917	10,795

Total Non-Control/Non-Affiliate Investments	189,309	205,440

Affiliate Investments
Senior debt	84,547	60,391
Senior subordinated debt	2,412	2,400
Preferred equity	23,379	25,058

Total Affiliate Investments	110,338	87,849

Control Investments
Senior subordinated debt	15,520	15,520
Preferred equity	6,665	5,584

Total Control Investments	22,185	21,104

Total Investments at fair value using Level 3 inputs	$321,832	$314,393

In accordance with the FASB’s ASU No. 2011-04, “Fair Value Measurement (Topic820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”), (“ASU 2011-04”), the following table provides quantitative information about our Level 3 fair value measurements of our investments as of June 30 and March 31, 2014. The below table is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to our fair value measurements. The weighted average calculations in the table below are based on the principal balances for all debt-related calculations and on the cost basis for all equity-related calculations for the particular input.

	Quantitative Information about Level 3 Fair Value Measurements
	Fair Value as of June 30, 2014	Fair Value as of March 31, 2014	Valuation Technique/ Methodology	Unobservable Input	Range / Weighted Average as of June 30, 2014	Range / Weighted Average as of March 31, 2014

Senior debt	$117,993	$115,081	TEV	EBITDA multiples EBITDA	3.6x – 7.0x / 5.1x $(606) – $5,906 / $3,359	4.6x – 7.3x / 5.6x $1,558 – $6,230 / $3,609

	59,606	54,789	Yield Analysis	Discount Rate	8% – 30% / 20%	8% – 30% / 19%

Senior subordinated debt	47,320	49,470	TEV	EBITDA multiples EBITDA	4.1x – 7.0x / 5.7x $(606) – $5,112 / $3,830	4.1x – 7.3x / 5.0x $36 – $6,156 / $4,159

	23,062	21,357	Yield Analysis	Discount Rate	13% – 16% / 15%	13% – 13% / 13%

Preferred equity	60,934	62,901	TEV	EBITDA multiples EBITDA	3.6x – 8.6x / 5.7x $(606) – $10,668 / $3,933	3.5x – 8.5x / 5.1x $36 – $10,621 / $4,266

Common equity/equivalents	12,917	10,795	TEV	EBITDA multiples EBITDA	3.5x – 18.0x / 11.6x $(606) – $9,300 / $6,181	3.4x – 16.0x / 10.5x $36 – $10,621 / $6,008

Total	$321,832	$314,393

Fair value measurements can be sensitive to changes in one or more of the valuation inputs. Changes in market yields, discounts rates, leverage, EBITDA or EBITDA multiples (or revenue or revenue multiples), each in isolation, may change the fair value of certain of our investments. Generally, an increase in market yields, discount rates or leverage or a decrease in EBITDA or EBITDA multiples (or revenue or revenue multiples) may result in a decrease in the fair value of certain of our investments.

The following tables provide the changes in fair value, broken out by security type, during the three months ended June 30, 2014 and 2013 for all of our investments.

Fair Value Measurements Using Significant Unobservable Inputs (Level 3)

	Senior Debt	Senior Subordinated Debt	Preferred Equity	Common Equity/ Equivalents	Total
Three months ended June 30, 2014:
Fair value as of March 31, 2014	$169,870	$70,827	$62,901	$10,795	$314,393
Total gain (loss):
Net unrealized appreciation (depreciation)(A)	6,219	(724)	(2,157)	2,122	5,460
New investments, repayments and settlements(B):
Issuances / Originations	1,510	279	250	—	2,039
Settlements / Repayments	—	—	(60)	—	(60)

Fair value as of June 30, 2014	$177,599	$70,382	$60,934	$12,917	$321,832

	Senior Debt	Senior Subordinated Debt	Preferred Equity	Common Equity/ Equivalents	Total
Three months ended June 30, 2013:
Fair value as of March 31, 2013	$103,882	$86,811	$82,157	$13,632	$286,482
Total (losses) gains:
Net unrealized depreciation(A)	(3,842)	(943)	(3,922)	(2,699)	(11,406)
New investments, repayments and settlements(B):
Issuances / Originations	20,690	8,501	6,306	94	35,591
Settlements / Repayments	(1,940)	(400)	—	—	(2,340)

Fair value as of June 30, 2013	$118,790	$93,969	$84,541	$11,027	$308,327

(A)	Included in Net unrealized (depreciation) appreciation on our accompanying Condensed Consolidated Statements of Operations for the periods ended June 30, 2014 and 2013.
(B)	Includes increases in the cost basis of investments resulting from new portfolio investments, the amortization of discounts, PIK and other non-cash disbursements to portfolio companies, as well as decreases in the cost basis of investments resulting from principal repayments or sales, the amortization of premiums and acquisition costs, and other cost-basis adjustments.

Investment Activity

During the three-months ended June 30, 2014, the following significant transaction occurred:

•	In May 2014, NDLI Acquisition Inc. completed the purchase of certain of Noble Logistics, Inc.’s assets out of bankruptcy. The resulting entity was listed as one portfolio company under NDLI Inc. on our Condensed Consolidated Schedules of Investments as of June 30, 2014.

Investment Concentrations

As of June 30, 2014, our investment portfolio consisted of investments in 28 portfolio companies located in 14 states across 14 different industries with an aggregate fair value of $321.8 million, of which our investments in Acme Cryogenics, Inc. (“Acme”), SOG Specialty K&T, LLC (“SOG”), and Galaxy Tool Holdings Corp. (“Galaxy”), our three largest portfolio investments at fair value, collectively comprised $74.9 million, or 23.3%, of our total investment portfolio at fair value. The following table summarizes our investments by security type as of June 30 and March 31, 2014:

	June 30, 2014				March 31, 2014
	Cost		Fair Value		Cost		Fair Value
Senior debt	$197,053	51.1%	$177,599	55.2%	$196,293	51.2%	$169,870	54.0%
Senior subordinated debt	83,377	21.6	70,382	21.9	82,348	21.5	70,827	22.5

Total debt	280,430	72.7	247,981	77.1	278,641	72.7	240,697	76.5

Preferred equity	98,289	25.5	60,934	18.9	98,099	25.6	62,901	20.0
Common equity/equivalents	6,797	1.8	12,917	4.0	6,797	1.7	10,795	3.5

Total equity/equivalents	105,086	27.3	73,851	22.9	104,896	27.3	73,696	23.5

Total Investments	$385,516	100.0%	$321,832	100.0%	$383,537	100.0%	$314,393	100.0%

Investments at fair value consisted of the following industry classifications as of June 30 and March 31, 2014:

	June 30, 2014		March 31, 2014
	Fair Value	Percentage of Total Investments	Fair Value	Percentage of Total Investments
Diversified/Conglomerate Manufacturing	$53,998	16.8%	$54,845	17.4%
Chemicals, Plastics, and Rubber	53,223	16.5	52,753	16.8
Leisure, Amusement, Motion Pictures, Entertainment	38,468	12.0	39,867	12.7
Machinery (Non-agriculture, Non-construction, Non-electronic)	26,118	8.1	25,917	8.2
Automobile	25,670	8.0	25,735	8.2
Farming and Agriculture	24,462	7.6	20,557	6.5
Aerospace and Defense	22,186	6.9	18,512	5.9
Home and Office Furnishings, Housewares, and Durable Consumer Products	19,072	5.9	21,188	6.7
Containers, Packaging, and Glass	17,240	5.4	17,889	5.7
Cargo Transport	12,262	3.8	6,500	2.1
Beverage Food and Tobacco	11,206	3.5	13,050	4.2
Personal and Non-Durable Consumer Products (Manufacturing Only)	10,363	3.2	10,005	3.2
Buildings and Real Estate	7,564	2.3	7,575	2.4

Total Investments	$321,832	100.0%	$314,393	100.0%

Investments at fair value were included in the following geographic regions of the U.S. as of June 30 and March 31, 2014:

	June 30, 2014		March 31, 2014
	Fair Value	Percentage of Total Investments	Fair Value	Percentage of Total Investments
West	$115,853	36.0%	$117,781	37.5%
South	96,097	29.9	89,915	28.6
Northeast	66,990	20.8	67,862	21.6
Midwest	42,892	13.3	38,835	12.3

Total Investments	$321,832	100.0%	$314,393	100.0%

The geographic region indicates the location of the headquarters for our portfolio companies. A portfolio company may have additional business locations in other geographic regions.

Investment Principal Repayments

The following table summarizes the contractual principal repayment and maturity of our investment portfolio by fiscal year, assuming no voluntary prepayments, as of June 30, 2014:

		Amount
For the remaining nine months ending March 31:	2015	$47,463
For the fiscal year ending March 31:	2016	40,623
	2017	24,915
	2018	70,632
	2019	89,181
	Thereafter	7,616

	Total contractual repayments	$280,430
	Investments in equity securities	105,086

	Total cost basis of investments held at June 30, 2014:	$385,516

Receivables from Portfolio Companies

Receivables from portfolio companies represent non-recurring costs that we incurred on behalf of portfolio companies and are included in other assets on our accompanying Condensed Consolidated Statements of Assets and Liabilities. We maintain an allowance for uncollectible receivables from portfolio companies, which is determined based on historical experience and management’s expectations of future losses. We charge the accounts receivable to the established provision when collection efforts have been exhausted and the receivables are deemed uncollectible. As of June 30 and March 31, 2014, we had gross receivables from portfolio companies of $0.6 million and $0.9 million, respectively. The allowance for uncollectible receivables was $163 as of each of June 30 and March 31, 2014.

NOTE 4. RELATED	PARTY TRANSACTIONS

Investment Advisory and Management Agreement

We entered into an investment advisory and management agreement with the Adviser (the “Advisory Agreement”). The Adviser is controlled by our chairman and chief executive officer. In accordance with the Advisory Agreement, we pay the Adviser certain fees as compensation for its services, such fees consisting of a base management fee and an incentive fee, each as described below. On July 15, 2014, our Board of Directors approved the renewal of the Advisory Agreement through August 31, 2015.

The following table summarizes the management fees, loan servicing fee which is paid in accordance to our line of credit, incentive fees and associated credits reflected in our accompanying Condensed Consolidated Statements of Operations:

	Three Months Ended June 30,
	2014	2013
Average total assets subject to base management fee(A)	$333,200	$309,800
Multiplied by prorated annual base management fee of 2%	0.5%	0.5%

Base management fee(B)	1,666	1,549
Other credits to fee(B)	(382)	(511)

Net base management fee	$1,284	$1,038

Loan servicing fee(B)	1,135	1,024
Credit of loan servicing fee(B)	(1,135)	(1,024)

Net loan servicing fee	$—	$—

Incentive fee(B)	$1,215	$165

(A)	Average total assets subject to the base management fee is defined as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the applicable quarters within the respective periods and adjusted appropriately for any share issuances or repurchases during the periods.
(B)	Reflected as a line item on our accompanying Condensed Consolidated Statement of Operations.

Base Management Fee

The base management fee is computed and payable quarterly and is assessed at an annual rate of 2%. It is computed on the basis of the value of our average gross assets at the end of the two most recently completed quarters, which are total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings. As a BDC, we make available significant managerial assistance to our portfolio companies and provide other services to such portfolio companies. Although neither we nor our Adviser receive fees in connection with managerial assistance, the Adviser provides other services to our portfolio companies and receives fees for these other services. 50% of certain of these fees and 100% of others historically have been credited against the base management fee that we would otherwise be required to pay to our Adviser. Effective October 1, 2013, 100% of all these fees are credited against the base management fee that we would otherwise be required to pay to our Adviser; however, pursuant to the terms of the Advisory Agreement, a small percentage of certain of such fees are retained by the Adviser in the form of reimbursement for certain tasks completed by personnel of the Adviser.

Loan Servicing Fee

In addition, our Adviser services, administers and collects on the loans held by Business Investment, in return for which our Adviser receives a 2% annual fee payable monthly by Business Investment based on the monthly aggregate balance of loans held by Business Investment in accordance with our line of credit. All loan servicing fees are credited back to us by our Adviser. Overall, the base management fee due to our Adviser cannot exceed 2% of total assets (as reduced by cash and cash equivalents pledged to creditors) during any given fiscal year.

Incentive Fee

The incentive fee consists of two parts: an income-based incentive fee and a capital gains-based incentive fee. The income-based incentive fee rewards the Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of our net assets (the “hurdle rate”). We will pay the Adviser an income-based incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate (7.0% annualized);

•	100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

•	20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

The second part of the incentive fee is a capital gains-based incentive fee that will be determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date) and equals 20% of our realized capital gains as of the end of the fiscal year. In determining the capital gains-based incentive fee payable to the Adviser, we will calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the aggregate net unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in our portfolio. For this purpose, cumulative aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since our inception. Cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the original cost of such investment since our inception. Aggregate net unrealized capital depreciation equals the sum of the difference, if negative, between the valuation of each investment as of the applicable calculation date and the original cost of such investment. At the end of the applicable year, the amount of capital gains that serves as the basis for our calculation of the capital gains-based incentive fee equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less aggregate net unrealized capital depreciation, with respect to our portfolio of investments. If this number is positive at the end of such year, then the capital gains-based incentive fee for such year equals 20% of such amount, less the aggregate amount of any capital gains-based incentive fees paid in respect of our portfolio in all prior years. No capital gains-based incentive fee has been recorded since our inception through June 30, 2014, as cumulative net unrealized capital depreciation has exceeded cumulative realized capital gains net of cumulative realized capital losses.

Additionally, in accordance with GAAP, a capital gains-based incentive fee accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the capital gains-based incentive fee plus the aggregate cumulative unrealized capital appreciation. If such amount is positive at the end of a period, then GAAP requires us to record a capital gains-based incentive fee equal to 20% of such amount, less the aggregate amount of actual capital gains-based incentive fees paid in all prior years. If such amount is negative, then there is no accrual for such year. GAAP requires that the capital gains-based incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains-based incentive fee would be payable if such unrealized capital appreciation were realized. There can be no assurance that such unrealized capital appreciation will be realized in the future. No GAAP accrual for a capital gains-based incentive fee has been recorded since our inception through June 30, 2014.

Administration Agreement

We have entered into an administration agreement (the “Administration Agreement”) with the Administrator, whereby we pay separately for administrative services. The Administration Agreement provides for payments equal to our allocable portion of the Administrator’s overhead expenses in performing its obligations under the Administration Agreement, including, but not limited to, rent and the salaries and benefits expenses of our chief financial officer and treasurer, chief compliance officer, general counsel and secretary, who also serves as the Administrator’s president, and their respective staffs. Our allocable portion of administrative expenses is generally derived by multiplying the Administrator’s total allocable expenses by the percentage of our total assets at the beginning of the quarter in comparison to the total assets at the beginning of the quarter of all funds serviced by the Administrator under similar agreements. On July 15, 2014, our Board of Directors approved the annual renewal of the Administration Agreement through August 31, 2015.

Related Party Fees Due

Amounts due to related parties on our accompanying Condensed Consolidated Statements of Assets and Liabilities were as follows:

	As of June 30,	As of March 31
	2014	2014
Base management fee due to Adviser	$424	$63
Incentive fee due to Adviser	1,215	1,161
Other due to Adviser	8	1

Total fees due to Adviser	$1,647	$1,225
Fee due to Administrator	$235	$224

Total related party fees due	$1,882	$1,449

NOTE 5. BORROWINGS

Line of Credit

On June 26, 2014, we, through our wholly-owned subsidiary, Business Investment, entered into Amendment No. 1 to the Fifth Amended and Restated Credit Agreement originally entered into on April 30, 2013, with Key Equipment Finance Inc., as administrative agent, lead arranger and a lender (the “Administrative Agent”), Branch Banking and Trust Company (“BB&T”) as a lender and managing agent, and the Adviser, as servicer, to extend the revolving period and reduce the interest rate of the line of credit (the “Credit Facility”). The revolving period was extended 14 months to June 26, 2017, and if not renewed or extended by June 26, 2017, all principal and interest will be due and payable on or before June 26, 2019 (two years after the revolving period end date). In addition, we have retained the two one-year extension options, to be agreed upon by all parties, which may be exercised on or before June 26, 2015 and 2016, respectively, and upon exercise, the options would extend the revolving period to June 26, 2018 and 2019 and the maturity date to June 26, 2020 and 2021, respectively. Subject to certain terms and conditions, the Credit Facility can be expanded by up to $145 million, to a total facility amount of $250 million, through additional commitments of existing or new committed lenders. Advances under the Credit Facility generally bear interest at 30-day LIBOR, plus 3.25% per annum, down from 3.75% prior to the amendment, and the Credit Facility includes a fee of 0.50% on undrawn amounts. Once the revolving period ends, the interest rate margin increases to 3.75% for the period from June 26, 2017 to June 26, 2018, and further increases to 4.25% through maturity. We incurred fees of $0.4 million in connection with this amendment.

The following tables summarize noteworthy information related to our Credit Facility:

	As of June 30,	As of March 31,
	2014	2014
Commitment amount	$105,000	$105,000
Borrowings outstanding at cost	62,950	61,250
Availability	42,050	43,750

	For the Three Months Ended June 30,
	2014	2013
Weighted average borrowings outstanding	$60,423	$32,654
Effective interest rate(A)	4.3%	4.6%
Commitment (unused) fees incurred	$56	$52

(A)	Excludes the impact of deferred financing fees.

Interest is payable monthly during the term of the Credit Facility. Available borrowings are subject to various constraints imposed under the Credit Facility, based on the aggregate loan balance pledged by Business Investment, which varies as loans are added and repaid, regardless of whether such repayments are prepayments or made as contractually required.

The Administrative Agent also requires that any interest or principal payments on pledged loans be remitted directly by the borrower into a lockbox account with The Bank of New York Mellon Trust Company, N.A as custodian. The Administrative Agent is also the trustee of the account and remits the collected funds to us once a month.

Among other things, our Credit Facility contains covenants that require Business Investment to maintain its status as a separate legal entity, prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions) and restrict certain material changes to our credit and collection policies without the lenders’ consent. Our Credit Facility generally also limits payments on distributions to the aggregate net investment income for each of the twelve month periods ending March 31, 2015, 2016 and 2017. Business Investment is also subject to certain limitations on the type of loan investments it can apply toward available credit in the borrowing base, including restrictions on geographic concentrations, sector concentrations, loan size, payment frequency and status, average life and lien property. Our Credit Facility further requires Business Investment to comply with other financial and operational covenants, which obligate Business Investment to, among other things, maintain certain financial ratios, including asset and interest coverage and a minimum number of obligors required in the borrowing base of the credit agreement. Additionally, we are subject to a performance guaranty that requires us to maintain (i) a minimum net worth (defined in our Credit Facility to include our mandatory redeemable term preferred stock) of $170 million plus 50% of all equity and subordinated debt raised after April 30, 2013, which equates to $170 million as of June 30, 2014, (ii) “asset coverage” with respect to “senior securities representing indebtedness” of at least 200%, in accordance with Section 18 of the 1940 Act and (iii) its status as a BDC under the 1940 Act and as a RIC under the Code. As of

June 30, 2014, and as defined in the performance guaranty of our Credit Facility, we had a minimum net worth of $266.8 million, an asset coverage of 300% and an active status as a BDC and RIC. Our Credit Facility requires a minimum of 12 obligors in the borrowing base and, as of June 30, 2014, Business Investment had 21 obligors. As of June 30, 2014, we continued to be in compliance with all covenants.

We have entered into an interest rate cap agreement with Keybank National Association that effectively limits the interest rate on a portion of our borrowings under the line of credit pursuant to the terms of our Credit Facility. The agreement, which expires April 2016, provides that the interest rate on $45 million of our borrowings is capped at 6%, plus 3.25% per annum, when 30-day LIBOR is in excess of 6%.

Secured Borrowing

In August 2012, we entered into a participation agreement with a third-party related to $5.0 million of our senior subordinated term debt investment in Ginsey Home Solutions, Inc. (“Ginsey”). In May 2014, we amended the agreement with the third-party to include an additional $0.1 million. ASC 860 requires us to treat the participation as a financing-type transaction. Specifically, the third-party has a senior claim to our remaining investment in the event of default by Ginsey which, in part, resulted in the loan participation bearing a rate of interest lower than the contractual rate established at origination. Therefore, our accompanying Condensed Consolidated Statements of Assists and Liabilities reflects the entire senior subordinated term debt investment in Ginsey and a corresponding $5.1 million secured borrowing liability. The secured borrowing has a stated interest rate of 7.0% and a maturity date of January 3, 2018.

Fair Value

We elected to apply ASC 825, “Financial Instruments,” specifically for our Credit Facility, which was consistent with the application of ASC 820 to our investments. Generally, the Valuation Team estimates the fair value of our Credit Facility using a yield analysis, which includes a DCF calculation, and its own assumptions in the absence of observable market data, including estimated remaining life, counterparty credit risk, current market yield and interest rate spreads of similar securities as of the measurement date. During the three months ended June 30, 2014, due to the closing of an amendment extending the maturity and reducing the rate, amongst other things, cost was deemed to approximate fair value. At each of June 30 and March 31, 2014, all of our borrowings were valued using Level 3 inputs. The following tables present the short-term loan, where applicable, and Credit Facility carried at fair value as of June 30 and March 31, 2014, by caption on our accompanying Condensed Consolidated Statements of Assets and Liabilities for Level 3 of the hierarchy established by ASC 820 and a roll-forward of the changes in fair value during the three months ended June 30, 2014 and 2013:

	Level 3 – Borrowings
	Total Recurring Fair Value Measurement Reported in Condensed Consolidated Statements of Assets and Liabilities
	June 30, 2014	March 31, 2014
Credit Facility	$62,950	$61,701

Fair Value Measurements of Borrowings Using Significant Unobservable Inputs (Level 3)
Credit Facility
Three months ended June 30, 2014:
Fair value at March 31, 2014	$61,701
Borrowings	6,300
Repayments	(4,600)
Net unrealized depreciation(A)	(451)

Fair value at June 30, 2014	$62,950

	Short-Term Loan	Credit Facility	Total
Three months ended June 30, 2013:
Fair value at March 31, 2013	$58,016	$31,854	$89,870
Borrowings	26,009	28,500	54,509
Repayments	(58,016)	(10,500)	(68,516)
Net unrealized depreciation(A)	—	(854)	(854)

Fair value at June 30, 2013	$26,009	$49,000	$75,009

(A)	Included in net unrealized (depreciation) appreciation on our accompanying Condensed Consolidated Statement of Operations for periods ended June 30, 2014 and 2013.

The fair value of the collateral under our Credit Facility was $292.0 million and $288.6 million as of June 30 and March 31, 2014, respectively.

NOTE 6. MANDATORILY	REDEEMABLE PREFERRED STOCK

In March 2012, we completed a public offering of 1,600,000 shares of 7.125% Series A Cumulative Term Preferred Stock (our “Term Preferred Stock”) at a public offering price of $25.00 per share. Gross proceeds totaled $40 million and net proceeds, after deducting underwriting discounts and offering expenses borne by us, were $38 million. We incurred $2 million in total offering costs related to these transactions, which have been recorded as deferred financing costs on our accompanying Condensed Consolidated Statements of Assets and Liabilities and will be amortized over the redemption period ending February 28, 2017.

The shares have a redemption date of February 28, 2017, and are traded under the ticker symbol GAINP on the NASDAQ Global Select Market. The Term Preferred Stock is not convertible into our common stock or any other security. The Term Preferred Stock provides for a fixed dividend equal to 7.125% per year, payable monthly. We are required to redeem all of the outstanding Term Preferred Stock on February 28, 2017, for cash at a redemption price equal to $25.00 per share, plus an amount equal to accumulated but unpaid dividends, if any, to, but excluding, the date of redemption. In addition, three other potential redemption triggers are as follows: (1) upon the occurrence of certain events that would constitute a change in control of us, we would be required to redeem all of the outstanding Term Preferred Stock, (2) if we fail to maintain an asset coverage ratio of at least 200%, we are required to redeem a portion of the outstanding Term Preferred Stock or otherwise cure the ratio redemption trigger and (3) at our sole option, at any time on or after February 28, 2016, we may redeem some or all of the Term Preferred Stock.

For three months ended June 30, 2014 and 2013, our Board of Directors declared and paid a monthly distribution of $0.1484375 per share, or $0.4453125 per share in aggregate, to preferred stockholders. The tax character of distributions paid by us to preferred stockholders is from ordinary income.

In accordance with ASC 480, “Distinguishing Liabilities from Equity,” mandatorily redeemable financial instruments should be classified as liabilities on the balance sheet and, therefore, the related dividend payments are treated as dividend expense on our accompanying Condensed Consolidated Statements of Operations at the ex-dividend date. The fair value of the Term Preferred Stock, which we consider to be a level 1 liability within the fair value hierarchy, based on the last reported closing sale price as of June 30 and March 31, 2014, was $41.9 million and $42.4 million, respectively.

NOTE 7. COMMON	STOCK

Registration Statement

We filed a registration statement on Form N-2 (File No. 333-181879) with the SEC on June 4, 2012, and subsequently filed a Pre-Effective Amendment No. 1 to the registration statement on July 17, 2012, which the SEC declared effective on July 26, 2012. On June 7, 2013, we filed Post-Effective Amendment No. 2 to the registration statement, which the SEC declared effective on July 26, 2013. On June 3, 2014, we filed Post-Effective Amendment No. 3 to the registration statement, which has not yet been declared effective. Upon the SEC declaring the registration statement effective we will be permitted to issue, through one or more transactions, up to an aggregate of $300 million in securities, consisting of common stock, preferred stock, subscription rights, debt securities and warrants to purchase common stock, including through a combined offering of two or more of such securities.

NOTE 8. NET	INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS PER COMMON SHARE

The following table sets forth the computation of basic and diluted net increase (decrease) in net assets resulting from operations per weighted average common share for the three months ended June 30, 2014 and 2013:

	Three Months Ended June 30,
	2014	2013
Numerator for basic and diluted net increase (decrease) in net assets resulting from operations per common share	$10,770	$(6,519)
Denominator for basic and diluted weighted average common shares	26,475,958	26,475,958

Basic and diluted net increase (decrease) in net assets resulting from operations per common share	$0.41	$(0.25)

NOTE 9. DISTRIBUTIONS	TO COMMON STOCKHOLDERS

To qualify to be taxed as a RIC under Subtitle A, Chapter 1 of Subchapter M of the Code, we are required to distribute to our stockholders 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess of our net short-term capital gains over net long-term capital losses. The amount to be paid out as a distribution is determined by our Board of Directors each quarter and is based on management’s estimate of our estimated taxable income. Based on that estimate, our Board of Directors declares three monthly distributions each quarter.

Our Board of Directors declared the following monthly distributions to common stockholders for the three months ended June 30, 2014 and 2013:

Fiscal Year	Declaration Date	Record Date	Payment Date	Distribution per Common Share
2015	April 8, 2014	April 21, 2014	April 30, 2014	$0.06
	April 8, 2014	May 20, 2014	May 30, 2014	0.06
	April 8, 2014	June 19, 2014	June 30, 2014	0.06

Three months ended June 30, 2014:				$0.18

2014	April 9, 2013	April 22, 2013	April 30, 2013	$0.05
	April 9, 2013	May 14, 2013	May 31, 2013	0.05
	April 9, 2013	June 19, 2013	June 28, 2013	0.05

Three months ended June 30, 2013:				$0.15

Aggregate common distributions declared quarterly and paid for the three months ended June 30, 2014 and 2013 were approximately $4.8 million and $4.0 million, respectively. We determine the tax characterization of our common distributions as of the end of our fiscal year based upon our taxable income for the full year and distributions paid during the full year. Therefore, a determination of tax attributes made on a quarterly basis may not be representative of the actual tax attributes of distributions for a full year. If we determined the tax attributes of our distributions as of June 30, 2014, 100% would be from ordinary income and 0% would be a return of capital. For the three months ended June 30, 2014, we recorded a $0.1 million adjustment for estimated book-tax differences which decreased Capital in excess of par value and increased Net investment income in excess of distributions. For the fiscal year ended March 31, 2014, taxable income available for common distributions exceeded distributions declared and paid, and, in accordance with Section 855(a) of the Code, we elected to treat $3.9 million of the first common distributions paid in fiscal year 2015, as having been paid in the prior year.

NOTE 10. COMMITMENTS	AND CONTINGENCIES

Legal Proceedings

We are party to certain legal proceedings incidental to the normal course of our business, including the enforcement of our rights under contracts with our portfolio companies. We are required to establish reserves for litigation matters where those matters present loss contingencies that are both probable and estimable. When loss contingencies are not both probable and estimable, we do not establish reserves. Based on current knowledge, we do not believe that loss contingencies, if any, arising from pending investigations, litigation or regulatory matters will have a material adverse effect on our financial condition, results of operation or cash flows. Additionally, based on current knowledge, we do not believe such loss contingencies are probable and estimable and therefore, as of June 30, 2014, we have not established reserves for such loss contingencies.

Financial Commitments and Obligations

As of June 30, 2014, we have lines of credit commitments to certain of our portfolio companies that have not been fully drawn. Since these lines of credit have expiration dates and we expect many will never be fully drawn, the total line of credit commitment amounts do not necessarily represent future cash requirements.

In addition to the lines of credit to certain portfolio companies, we have also extended certain guarantees on behalf of some of our portfolio companies. As of June 30, 2014, we have not been required to make any payments on the guarantees discussed below, and we consider the credit risk to be remote and the fair values of the guarantees to be minimal.

•	In October 2008, we executed a guarantee of a vehicle finance facility agreement (the “Ford Finance Facility”) between Ford Motor Credit Company (“Ford”) and ASH. The Ford Finance Facility provides ASH with a line of credit of up to $0.5 million for component Ford parts used by ASH to build truck bodies under a separate contract. Ford retains title and ownership of the parts. The guarantee of the Ford Finance Facility will expire upon termination of the separate parts supply contract with Ford or upon replacement of us as guarantor. In connection with this guarantee, we received a premium of $20 from ASH. In July 2014, the Ford Finance Facility was modified and the guarantee was terminated.

•	In February 2010, we executed a guarantee of a wholesale financing facility agreement (the “Floor Plan Facility”) between Agricredit Acceptance, LLC (“Agricredit”) and Country Club Enterprises, LLC (“CCE”). The Floor Plan Facility provides CCE with financing of up to $2.0 million to bridge the time and cash flow gap between the order and delivery of golf carts to customers. The guarantee was renewed in February 2011, 2012 and 2013 and expires in February 2014, unless it is renewed again by us, CCE and Agricredit. In connection with this guarantee and its subsequent renewals, we recorded aggregate premiums of $0.4 million from CCE.

•	In April 2010, we executed a guarantee of vendor recourse for up to $2.0 million in individual customer transactions (the “Recourse Facility”) between Wells Fargo Financial Leasing, Inc. and CCE.

The Recourse Facility provides CCE with the ability to provide vendor recourse up to a limit of $2.0 million on transactions with long-time customers who lack the financial history to qualify for third-party financing. The terms to maturity of these individual transactions range from October 2014 to October 2016. In connection with this guarantee, we received aggregate premiums of $0.1 million from CCE.

•	In October 2013, we executed a guarantee of a vehicle finance facility agreement (the “Compass Finance Facility”) between Compass Bank and ASH. The Compass Finance Facility provides ASH with a line of credit of up to $0.3 million for component Ram parts used by ASH to build truck bodies under a separate contract. The guarantee will expire upon maturity of the Compass Finance Facility on October 16, 2014. In connection with this guarantee, we received a premium of $10 from ASH. In July 2014, the Compass Finance Facility was modified and the guarantee was terminated.

The following table summarizes the dollar balance of unused line of credit commitments and guarantees as of June 30 and March 31, 2014:

	June 30, 2014	March 31, 2014
Unused line of credit commitments	$2,374	$6,684
Guarantees	3,581	3,628

Total	$5,955	$10,312

Escrow Holdbacks

From time to time, we will enter into arrangements relating to exits of certain investments whereby specific amounts of the proceeds are held in escrow to be used to satisfy potential obligations, as stipulated in the sales agreements. We record escrow amounts in restricted cash on our accompanying Condensed Consolidated Statements of Assets and Liabilities. In August 2013, the sale of Venyu resulted in $4.9 million in escrow amounts, of which $0.6 million is held on behalf of the other sellers, which we record in other liabilities on our accompanying Condensed Consolidated Statements of Assets and Liabilities. We establish a contingent liability against the escrow amounts if we determine that it is probable and estimable that a portion of the escrow amounts will not be ultimately received at the end of the escrow period. The aggregate contingent liability recorded against the escrow amounts was $0 and $35 as of June 30 and March 31, 2014, respectively.

NOTE 11. FINANCIAL	HIGHLIGHTS

	Three Months Ended June 30,
	2014	2013
Per Common Share Data
NAV at beginning of period(A)	$8.34	$9.10
Net investment income(B)	0.18	0.15
Net unrealized appreciation (depreciation) of investments and other(B)	0.23	(0.40)

Total from investment operations(B)	0.41	(0.25)
Cash distributions from net investment income(B)(C)	(0.18)	(0.15)

NAV at end of period(A)	$8.57	$8.70

Per common share market value at beginning of period	$8.27	$7.31
Per common share market value at end of period	7.40	7.35
Total return(D)	(8.40)%	2.61%
Common stock outstanding at end of period	26,475,958	26,475,958

Statement of Assets and Liabilities Data:
Net assets at end of period	$226,841	$230,472
Average net assets(E)	222,719	237,146

Senior Securities Data(F):
Total borrowings at cost	$68,046	$80,009
Mandatorily redeemable preferred stock	40,000	40,000
Asset coverage ratio(G)	300%	283%
Average coverage per unit(H)	$2,995	$2,829

Ratios/Supplemental Data:
Ratio of expenses to average net assets(I)(J)(L)	11.67%	8.27%
Ratio of net expenses to average net assets(I)(K)	8.94	5.68
Ratio of net investment income to average net assets(I)	8.73	6.80

(A)	Based on actual common shares outstanding at the end of the corresponding period.
(B)	Based on weighted average per basic common share data.
(C)	Distributions are determined based on taxable income calculated in accordance with income tax regulations, which may differ from amounts determined under GAAP.
(D)	Total return equals the change in the market value of our common stock from the beginning of the period, taking into account dividends reinvested in accordance with the terms of our dividend reinvestment plan. Total return does not take into account distributions that may be characterized as a return of capital. For further information on the estimated character of our distributions to common stockholders, please refer to Note 9—Distributions to Common Stockholders.
(E)	Calculated using the average balance of net assets at the end of each month of the reporting period.
(F)	The 1940 Act currently permits BDCs to issue senior securities representing indebtedness and senior securities that are stock, to which we refer as “senior securities.”
(G)	As a BDC, we are generally required to maintain an asset coverage ratio (as defined in Section 18(h) of the 1940 Act) of at least 200% on our senior securities representing indebtedness and our senior securities that are stock. Our mandatorily redeemable preferred stock is a senior security that is stock.
(H)	Asset coverage per unit is the asset coverage ratio expressed in terms of dollar amounts per one thousand dollars of indebtedness.
(I)	Amounts are annualized.
(J)	Ratio of expenses to average net assets is computed using expenses before credits from the Adviser.
(K)	Ratio of net expenses to average net assets is computed using total expenses net of any credits received from the Adviser.
(L)	The ratio of expenses to average net assets for the three months ended June 30, 2013 was revised from the ratio previously reported, which was 6.54%, to correct an error as discussed in footnote 2.

NOTE 12. UNCONSOLIDATED	SIGNIFICANT SUBSIDIARIES

In accordance with the SEC’s Regulation S-X, we have one unconsolidated subsidiary, Galaxy Tool Holdings, Inc. (“Galaxy”), that met at least one of the significance conditions of the SEC’s Regulation S-X as of June 30, 2014 and 2013 and for the three months ended June 30, 2014 and 2013. Additionally, we have one unconsolidated subsidiary, SOG Specialty K&T, LLC (“SOG”), and one former unconsolidated subsidiary, Venyu Solutions Inc. (“Venyu”), that met at least one of the significance conditions of the SEC’s Regulation S-X for the three months ended June 30, 2013. Accordingly, summarized, comparative financial information, in aggregate, is presented below for our significant unconsolidated subsidiaries.

	For the Three Months Ended June 30,
Income Statement(A)	2014	2013
Net Sales	$14,428	$22,719
Gross Profit	4,128	8,754
Net loss	(1,226)	189

(A)	Reflects only three months of summarized income statement information of Venyu in 2013, as it was exited in August 2013.

NOTE 13. SUBSEQUENT	EVENTS

Distributions

On July 15, 2014, our Board of Directors declared the following monthly cash distributions to common and preferred stockholders:

Declaration Date	Record Date	Payment Date	Distribution per Common Share	Distribution per Term Preferred Share
July 15, 2014	July 25, 2014	August 5, 2014	$0.06	$0.1484375
July 15, 2014	August 20, 2014	August 29, 2014	0.06	0.1484375
July 15, 2014	September 19, 2014	September 30, 2014	0.06	0.1484375

Total for the Quarter:			$0.18	$0.4453125

Schedule 12-14

GLADSTONE INVESTMENT CORPORATION

INVESTMENTS IN AND ADVANCES TO AFFILIATES

(DOLLAR AMOUNTS IN THOUSANDS)

Name of Issuer(A)	Title of Issue or Nature of Indebtedness(B)	Amount of Dividends or Interest Credited to Income(C)	Value as of March 31, 2014	Gross Additions(D)	Gross Reductions(E)	Value as of June 30, 2014
CONTROL INVESTMENTS
Galaxy Tool Holding Corp.	Senior Subordinated Term Debt	$530	$15,520	$—	$—	$15,520
	Preferred Stock	—	2,992	3,674	—	6,666
	Common Stock	—	—	—	—	—

		530	18,512	3,674	—	22,186

TOTAL CONTROL INVESTMENTS		$530	$18,512	$3,674	$—	$22,186

AFFILIATE INVESTMENTS
Alloy Die Casting Corp.	Senior Term Debt	$417	$12,261	$—	$(31)	$12,230
	Preferred Stock	—	1,948	—	(1,042)	906
	Common Stock	—	—	—	—	—

		417	14,209	—	(1,073)	13,136

Behrens Manufacturing, LLC	Senior Term Debt	328	9,975	—	—	9,975
	Preferred Stock	—	2,754	478	—	3,232

		328	12,729	478	—	13,207

Channel Technologies Group, LLC	Preferred Stock	—	3,122	—	(769)	2,353
	Common Stock	—	—	—	—	—

		—	3,122	—	(769)	2,353

Danco Acquisition Corp.	Revolving Credit Facility	38	690	400	(512)	578
	Senior Term Debt	26	515	—	(129)	386
	Senior Term Debt	89	1,759	—	(440)	1,319
	Senior Term Debt	15	236	—	(63)	173
	Preferred Stock	—	—	—	—	—
	Common Stock Warrants	—	—	—	—	—

		168	3,200	400	(1,144)	2,456

Edge Adhesives Holdings, Inc.	Revolving Credit Facility	30	795	361	—	1,156
	Senior Term Debt	294	9,300	35	—	9,335
	Subordinated Term Debt	83	2,400	12	—	2,412
	Preferred Stock	—	3,474	718	—	4,192

		407	15,969	1,126	—	17,095

Head Country Food Products, Inc.	Revolving Credit Facility	1	—	—	—	—
	Senior Term Debt	286	9,050	—	—	9,050
	Preferred Stock	—	4,000	—	(1,844)	2,156

		287	13,050	—	(1,844)	11,206

Meridian Rack & Pinion, Inc.	Senior Term Debt	330	9,672	12	—	9,684
	Preferred Stock	—	3,468	84	—	3,552

		330	13,140	96	—	13,236

NDLI Inc.	Revolving Credit Facility	22	—	1,236	(596)	640
	Senior Term Debt	210	—	11,166	(5,384)	5,782
	Senior Term Debt	101	—	5,639	(2,719)	2,920
	Senior Term Debt	101	—	5,639	(2,719)	2,920
	Preferred Stock	—	2,592	—	(2,592)	—
	Common Stock	—	—	—	—	—

		434	2,592	23,680	(14,010)	12,262

Name of Issuer(A)	Title of Issue or Nature of Indebtedness(B)	Amount of Dividends or Interest Credited to Income(C)	Value as of March 31, 2014	Gross Additions(D)	Gross Reductions(E)	Value as of June 30, 2014
SOG Specialty Knives and Tools, LLC	Senior Term Debt	208	6,200	—	—	6,200
	Senior Term Debt	455	12,199	—	—	12,199
	Preferred Stock	34	8,240	—	(1,253)	6,987

		697	26,639	—	(1,253)	25,386

Tread Corp.	Revolving Credit Facility(F)	—	—	750	(750)	—
	Senior Subordinated Term Debt(F)	—	—	—	—	—
	Senior Subordinated Term Debt(F)	—	—	—	—	—
	Preferred Stock	—	—	—	—	—
	Common Stock	—	—	—	—	—
	Common Stock Warrants	—	—	—	—	—

		—	—	750	(750)	—

Total Affiliate Investments		$3,068	$104,650	$26,530	$(20,843)	$110,337

(A)	Certain of the listed securities are issued by affiliate(s) of the indicated portfolio company.
(B)	Common stock, warrants, options and, in some cases, preferred stock are generally non-income-producing and restricted. The principal amount of debt and the number of shares of common stock and preferred stock are shown in the Consolidated Schedules of Investments as of June 30, 2014.
(C)	Represents the total amount of interest or dividends credited to income for the portion of the year an investment was a control investment or affiliate investment, as appropriate.
(D)	Gross additions include increases in investments resulting from new portfolio investments, paid-in-kind interest or dividends, the amortization of discounts and fees and the exchange of one or more existing securities for one or more new securities. Gross additions also include net increases in unrealized appreciation or decreases in unrealized depreciation.
(E)	Gross reductions include decreases in investments resulting from principal collections related to investment repayments or sales, the amortization of premiums and acquisition costs and the exchange of one or more existing securities for one or more new securities. Gross reductions also include net increases in unrealized depreciation or decreases in unrealized appreciation.
**	Information related to the amount of equity in the net profit and loss for the period for the investments listed has not been included in this schedule. This information is not considered to be meaningful due to the complex capital structures of the portfolio companies, with different classes of equity securities outstanding with different preferences in liquidation. These investments are not consolidated, nor are they accounted for under the equity method of accounting.

3,000,000 Shares

Common Stock

PRELIMINARY PROSPECTUS SUPPLEMENT

Joint Book-Running Managers

Janney Montgomery Scott

BB&T Capital Markets

Ladenburg Thalmann

Wunderlich Securities

Co-Managers

J.J.B. Hilliard, W.L. Lyons, LLC	Maxim Group LLC

                    , 2015